SCHEDULE 14C INFORMATION


   Information Statement Pursuant to Section 14(c) of the Securities Exchange
                          Act of 1934 (Amendment No. )



Check the appropriate box:

[X]  Preliminary Information Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[_]  Definitive Information Statement

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                               TRIMOL GROUP, INC.
                (Name of Registrant As Specified In Its Charter)

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Payment of Filing Fee (Check the appropriate box):

     [_]  No fee required.

     [X]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1)   Title of each class of securities to which transaction applies:

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     2)   Aggregate number of securities to which transaction applies:

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     3) Per unit  price  or  other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): $25,699,500 (Based upon the mean fair market value of the assets to be acquired, as determined in a valuation report)

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     4)   Proposed maximum aggregate value of transaction:

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     5)   Total fee paid: $5,140.00

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[_] Fee paid previously with preliminary materials.


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[_] Check box if any part of the fee is offset as provided by Exchange  Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid: $0

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     2)   Form, Schedule or Registration Statement No.:

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     3)   Filing Party:

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     4)   Date Filed:

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

                               TRIMOL GROUP, INC.
                     1285 Avenue of the Americas, 35th Floor
                            New York, New York 10019


                              ---------------------

                              INFORMATION STATEMENT
                              ---------------------



                      WE ARE NOT ASKING YOU FOR A PROXY AND
                      YOU ARE REQUESTED NOT TO SEND A PROXY

                              ---------------------



To all stockholders of Trimol Group, Inc.:

     The enclosed Information Statement is being furnished to holders of the outstanding common stock of Trimol Group, Inc., a Delaware corporation ("Trimol" or, the "Company"), in connection with the prior approval of the corporate actions described below. In accordance with the Delaware General Corporation Law and the Company's Certificate of Incorporation, on January 11, 2001, a written consent of a majority of Trimol stockholders entitled to vote was taken with respect to the matters referred to herein. All necessary corporate approvals have been obtained and the enclosed Information Statement is furnished solely for the purpose of informing Trimol's stockholders, in the manner required under the Securities Exchange Act of 1934 (the "Exchange Act"), of these corporate actions before they take effect:

     o The transactions contemplated within, and the terms of, the Technology Acquisition Agreement (the "Acquisition Agreement") and the License Agreement (the "License Agreement"), both dated January 11, 2001, by and between the Company and Aluminum-Power Inc. ("Aluminum-Power" or, the "Seller"), a corporation organized under the laws of the Province of Ontario, Canada, to purchase and license certain battery technology for portable consumer electronic devices based on aluminum-air fuel cell technology from Aluminum-Power in exchange for the issuance of 88,000,000 shares of the Company's common stock and a substantial part of the Company's assets, consisting of all of the Company's interests in a bank, a hotel and an insurance company, all of which operate in the Republic of Moldova;

     o The amendment of Trimol's Certificate of Incorporation to increase the number of authorized shares of $.01 par value common stock ("Common Stock") from 30,000,000 shares to 130,000,000 shares; and,

     o    To adopt the 2001 Omnibus Plan.

     For a detailed discussion of the Acquisition Agreement and License Agreement, see "ACQUISITION AGREEMENT AND LICENSE AGREEMENT WITH ALUMINUM-POWER AND THE ISSUANCE OF TRIMOL SHARES" in the enclosed Information Statement.

     The enclosed Information Statement also constitutes notice of action taken without a meeting as required by Section 228(d) of the Delaware General Corporation Law.

     The Information Statement is being mailed on or about January 22, 2001 to all stockholders of record as of the close of business on January 10, 2001, and it is accompanied by the Company's Quarterly Report on Form10-QSB for the nine months ended September 30, 2000 and the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999, attached to the Information Statement and incorporated therein as Annex H and Annex I, respectively.

     The Company anticipates that all corporate actions referred to in the Information Statement will take place after approximately 20 days following the mailing of the Information Statement to you, the Trimol stockholders.


                                          By Order of the Board of Directors,


                                          --------------------------------
                                          Alexander M. Gordin, President

                               TRIMOL GROUP, INC.
                     1285 Avenue of the Americas, 35th Floor
                            New York, New York 10019
                              ---------------------

                              INFORMATION STATEMENT
                              ---------------------

     The Board of Directors of Trimol Group, Inc., a Delaware corporation ("Trimol" or, the "Company") is furnishing this Information Statement to its stockholders in connection with a written consent of the holders of a majority of the Company's common stock entitled to vote, taken on January 11, 2001, in accordance with the Delaware General Corporation Law and the Company's Certificate of Incorporation, as amended. The stockholders who provided consent to the corporate actions discussed herein collectively own in excess of the required majority of the outstanding voting securities of the Company necessary for adoption of the corporate actions. The following actions were approved:

     o The transactions contemplated within, and the terms of, the Technology Acquisition Agreement (the "Acquisition Agreement") and the License Agreement (the "License Agreement"), both dated January 11, 2001, by and between the Company and Aluminum-Power Inc. ("Aluminum-Power" or, the "Seller"), a corporation organized under the laws of the Province of Ontario, Canada, to purchase and license certain battery technology for portable consumer electronic devises based on aluminum-air fuel cell technology from Aluminum-Power in exchange for the issuance of 88,000,000 shares of the Company's Common Stock and a substantial part of the Company's assets (including interests in a bank, a hotel and an insurance company, all of which operate in the Republic of Moldova) by conveying: (i) shares representing one hundred percent (100%) of the membership interests of Jolly Limited Liability Company ("Jolly"), a Wyoming Limited Liability Company; (ii) all of the issued and outstanding corporate shares of Paul Garnier Limited ("Garnier"), a company limited by shares incorporated under the laws of Ireland; and,
          (iii) an amount of corporate shares of Sturge Limited ("Sturge"), a company limited by shares incorporated under the laws of Ireland, equal to fifty percent (50%) of the total amount of issued and outstanding corporate shares of Sturge;

     o An amendment to the Company's Certificate of Incorporation, as amended, to increase the number of authorized shares of $.01 par value common stock ("Common Stock") from 30,000,000 shares to 130,000,000 shares; and,

     o    The 2001 Omnibus Plan.

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

     This Information Statement is first being mailed on or about January 22, 2001 and constitutes notice of action taken without a meeting as required by
Section 228(d) of the Delaware General Corporation Law. This Information Statement is accompanied by the Company's Quarterly Report on Form 10-QSB for the nine months ended September 30, 2000 and the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999, which have been previously filed with the Securities and Exchange Commission and which are attached hereto and incorporated herein as Annex H and Annex I, respectively.

     The Date of this Information Statement is January 22, 2001.

                                TABLE OF CONTENTS



SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS..............................1

OTHER AVAILABLE INFORMATION....................................................1

QUESTIONS AND ANSWERS..........................................................2

STOCKHOLDER APPROVAL PREVIOUSLY OBTAINED.......................................6

APPROVAL BY THE BOARD OF DIRECTORS.............................................6

VOTING SECURITIES AND PRINCIPAL HOLDER THEREOF.................................7
    Voting Securities..........................................................7
    Security Ownership of Principal Holders and Management.....................7

ACQUISITION AGREEMENT AND LICENSE AGREEMENT WITH
  ALUMINUM-POWER AND THE ISSUANCE OF TRIMOL SHARES............................10
    Background of the Transaction with Aluminum-Power.........................10
    Reasons for the Transaction with Aluminum-Power...........................11
    Terms of the Acquisition Agreement and License Agreement; Related
      Matters.................................................................11
        Technology Acquired from Aluminum-Power...............................12
        Assets Conveyed to Aluminum-Power.....................................12
            The Hotel.........................................................13
            The Bank .........................................................14
            The Insurance Company.............................................15
        Representations and Warranties........................................15
        Covenants and Obligations.............................................16
        Conditions to Closing.................................................16
        Indemnification.......................................................16
        The License Agreement.................................................16
    Validity and Infringement Opinion of Patent and Trademark Counsel.........17
    Fairness Opinion of Independent Consulting Firm...........................18
        Fairness Analysis.....................................................20
        Trading Price and History of the Company's Common Stock...............20
        The Paritz Opinion....................................................20
        Valuation of the Company..............................................21
            Banca Comerciala PE Actiuni "Export-Import" ("Exim Bank").........21
            Jolly Alon........................................................22
            Exim Asint S.A. ("Exim Asint")....................................23
            Intercomsoft......................................................23
        Fair Market Value of the Company......................................23
        Conclusion of Wise, Blackman..........................................24
    Future Plans After the Transaction With Aluminum-Power....................24

UNAUDITED PRO FORMA FINANCIAL INFORMATION.....................................26
    Unaudited Pro Forma Condensed Balance Sheet (September 30, 2000)..........27
    Unaudited Pro Forma Condensed Statement of Operations
        (Nine Months Ended September 30, 2000)................................28
    Unaudited Pro Forma Condensed Statement of Operations
        (Year Ended December 31, 1999)........................................29

AMENDMENT TO THE CERTIFICATE OF INCORPORATION
  TO INCREASE THE AUTHORIZED SHARE CAPITAL....................................30

ADOPTION OF 2001 OMNIBUS PLAN.................................................30
    The Plan .................................................................31
    United States Tax Consequences of Awards..................................33
        ISOS .................................................................33
        NQSOS ................................................................34
        Cashless Exercise--ISOS and NQSOS.....................................35
        SARS .................................................................35
        Restricted Stock......................................................35
        Performance Awards and Other Stock-Based Awards.......................36

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS..............................37
    Summary Compensation Table................................................37
    Board of Directors and Committees.........................................39

INCORPORATION OF DOCUMENTS BY REFERENCE.......................................40

SMITH LYONS VALIDITY AND INFRINGEMENT OPINION............................ANNEX A

WISE, BLACKMAN FAIRNESS OPINION..........................................ANNEX B

PARITZ OPINION...........................................................ANNEX C

TECHNOLOGY ACQUISITION AGREEMENT.........................................ANNEX D

LICENSE AGREEMENT........................................................ANNEX E

CERTIFICATE OF AMENDMENT OF THE
  CERTIFICATE OF INCORPORATION OF TRIMOL GROUP, INC......................ANNEX F

2001 OMNIBUS PLAN........................................................ANNEX G

TRIMOL GROUP, INC. QUARTERLY REPORT ON FORM 10-QSB
  FOR THE FISCAL QUARTER ENDED SEPTEMBER 30, 2000........................ANNEX H

ANNUAL REPORT OF TRIMOL GROUP, INC. ON FORM 10-KSB
  FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999............................ANNEX I

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

     This Information Statement contains certain forward-looking statements which can sometimes be identified by the use of forward-looking words such as "may," "will," "anticipate," "plan," "estimate," "expect" or "intend" or comparable terminology. These statements are subject to known and unknown risks, uncertainties and other factors, including, but not limited to, the Company's limited operating history, that could cause actual results to differ materially from those contemplated by the statements. Trimol does not undertake to publicly update or revise its forward- looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized. Additional information on risk factors that could potentially affect Trimol's financial results may be found in Trimol's public filings with the Securities and Exchange Commission (the "SEC") and press releases. Certain of such filings may be accessed through the SEC's web site, http://www.sec.gov.


                           OTHER AVAILABLE INFORMATION

     Trimol is subject to the reporting requirements of the Securities Exchange Act of 1934 (the "Exchange Act") and, in accordance therewith, is required to file reports and other information with the SEC relating to its business, financial condition and other matters. Information as of particular dates concerning Trimol's directors and officers, their remuneration, the principal holders of the Company's securities and any material interest of such persons in transactions with Trimol is required to be disclosed in proxy statements distributed to the Company's stockholders or other reports filed with the SEC. Such reports, proxy statements and other information should be available for inspection at the public reference facilities of the SEC located at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the regional offices of the SEC located in the Citicorp Center, 500 West Madison Street (Suite 1400), Chicago, Illinois 60661-2511 and Seven World Trade Center, Suite 1300, New York, New York 10048. Copies should be obtainable, by mail, upon payment of the SEC's customary charges, by writing to the SEC's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549. Such material should also be available through the internet at the SEC's website. Such documents may also be requested from the Company at 1285 Avenue of the Americas, 35th Floor, New York, New York 10019.


                         DISSENTERS' RIGHT OF APPRAISAL

     The Delaware General Corporation Law does not provide for dissenter's rights of appraisal in connection with the corporate actions contemplated herein.

                              QUESTIONS AND ANSWERS

     The following questions and answers are intended to summarize certain information contained elsewhere in this Information Statement. Reference is made to, and this summary is qualified in its entirety by, the more detailed information contained in this Information Statement and the attached Annexes. Unless otherwise defined, capitalized terms used in this summary have the meanings ascribed to them elsewhere in this Information Statement. You are urged to read this Information Statement and the Annexes in their entirety.


Q:   What am I being asked to approve?

A: You are not being asked to approve anything. This Information Statement is being provided to you solely for your information. The following corporate actions have already been approved:

     o The transactions contemplated within, and the terms of, the Technology Acquisition Agreement and the License Agreement, both dated January 11, 2001, by and between the Company and Aluminum-Power Inc. ("Aluminum-Power" or, the "Seller"), a corporation organized under the laws of the Province of Ontario, Canada;

     o An amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of $.01 par value Common Stock from 30,000,000 shares to 130,000,000 shares; and,

     o    The 2001 Omnibus Plan.


Q:   Who has approved these corporate actions?

A: The Company's Board of Directors and the holders of a majority of the Company's Common Stock entitled to vote have authorized and approved the corporate actions discussed herein. Mr. Boris Birshtein, the Company's Chairman of the Board and beneficial owner of 73.1% of the outstanding shares of the Company's Common Stock, voted in favor of the corporate actions including the transaction with Aluminum-Power, a company effectively controlled by Mr. Birshtein. The entire Board of Directors of the Company (with Mr. Birshtein abstaining as a result of his interest in the transaction with Aluminum-Power) voted in favor of these actions.


Q: Why have the Board of Directors and the holders of a majority of the Company's Common Stock agreed to approve these actions?

A: Generally, the Board of Directors and the holders of a majority of the Company's Common Stock believe that these actions are in the best interest of the Company and its stockholders. Furthermore, the Company must amend its Certificate of Incorporation to increase the number of its authorized shares in order to fulfill its obligations under the Acquisition Agreement and to further provide the necessary flexibility to issue shares of Common Stock in connection with the 2001 Omnibus Plan and for other general corporate purposes. The Board of Directors and the holders of the majority of the
     Company's Common Stock believe that the 2001 Omnibus Plan will enable the Company to provide additional incentives to Trimol's officers and employees, to advance the interest of Trimol and to enable Trimol to attract qualified new employees in a competitive marketplace.


Q:   What are the basic terms of the transaction with Aluminum-Power?

A: Generally, under the terms of the Acquisition Agreement and the License Agreement with Aluminum-Power, the Company will receive:

     o An exclusive worldwide license to make, use and sell a mechanically rechargeable metal-air battery (solely in connection with its use with consumer portable electronic devices), that will allow for an instantaneous mechanical rechargeable battery requiring no external power source for recharging;

     o All rights and title to technology which would enable certain metal-air batteries and fuel cells suitable for consumer portable electronic devices, including two-way radios, wireless telephones, portable audio and video players, video cameras, hand held gaming consoles and portable personal computers, to have virtually unlimited shelf lives prior to activation; and,

     o the design and know-how relating to a DC/DC Converter designed and developed by Aluminum-Power as an important part of a full battery assembly which will enable the conversion of cell voltage of virtually any metal-air cell to the voltage required by different wireless phones or consumer portable electronic devices.

     In consideration for the above technology, the Company has agreed to convey to Aluminum- Power the following:

     o    Eighty-eight  million  (88,000,000)  shares  of the  Company's  Common
          Stock;

     o All of the Company's interests in Jolly Limited Liability Company (hereinafter referred to as "Jolly"), the owner of sixty-five percent (65%) of the issued and outstanding capital stock of Jolly Alon Limited, which operates and manages the Jolly Alon Hotel in Chisinau, Moldova and rents stores and offices located on the hotel property;

     o All of the Company's interests in Paul Garnier Limited (hereinafter referred to as "Garnier"), the owner of one hundred percent (100%) percent of the issued and outstanding capital stock of Exim Asint S.A., which owns a property and casualty insurance business in the Republic of Moldova; and,

     o All of the Company's interests in Sturge Limited (hereinafter referred to as "Sturge"), the owner of fifty percent (50%) of the issued and outstanding capital stock of Banca Commerciala pe Actiuni "Export-Import," which owns a commercial bank in the Republic of Moldova.

     As a result of the conveyance of all interests in Jolly, Sturge and Garnier to Aluminum- Power, the Company will effectively divest itself of all of its interests in a hotel, bank and insurance company operating in the Republic of Moldova.

Q:   Do I have appraisal rights?

A: No. Under Delaware law, which governs the transaction, stockholders of Trimol are not entitled to appraisal rights.


Q:   Are there any conditions to the transaction with Aluminum-Power?

A: Yes. There are several conditions, including but not limited to the following:

     o    Trimol must file all reports that it is required to file with the SEC;

     o Trimol must amend its Certificate of Incorporation to increase the number of authorized shares of $.01 par value Common Stock from 30,000,000 shares to 130,000,000 shares;

     o Trimol and Aluminum-Power shall have obtained authorization from their respective Board of Directors and authorization from a majority of their respective stockholders for the execution and delivery of the Acquisition Agreement and the License Agreement;

     o Aluminum-Power shall have delivered to Trimol an Investment Letter representing, in part, that it has acquired the Trimol shares for its own account and for investment and not with a view to the public resale or distribution thereof and that it agrees not sell, transfer or otherwise dispose of the Trimol shares unless, in the opinion of the Trimol's counsel, such disposition conforms with applicable securities laws requirements; and,

     o Within fifty (50) days from the date of closing the Acquisition Agreement, Aluminum-Power shall provide Trimol with audited financial statements for each fiscal year from the date of inception up to, and including, the fiscal year ended 2000.


Q:   Are there risks involved in the transaction with Aluminum-Power?

A: Yes. After the transaction is completed, Trimol will have exchanged a substantial part of its assets for the technology from Aluminum-Power. As such, the Company's success will be largely dependent upon the success of the technology acquired from Aluminum-Power. There are no assurances that the United States Patent and Trademark Office will afford such technology patent protection and there are can be no assurances that such technology will be marketable and/or profitable. Additionally, the Company believes that in order to support its plan to develop and market this technology, it will be necessary to seek additional capital. There can be no assurance that additional financing will be available on commercially reasonable terms or at all. If adequate funds are not available or are not available on acceptable terms, the Company may not be able to further develop and market the technology, as well as fund the operation and expansion of the business. Such inability to obtain additional financing when needed would have a negative effect on the business of the Company. If additional funds are raised through the issuance of equity or convertible debt securities, the percentage ownership of the existing shareholders will be reduced, and such securities may have rights, preferences and privileges senior to those of the existing shares of Common Stock.


Q:   When do you expect to complete the transaction with Aluminum-Power?

A: Approximately 20 days after the Information Statement has been sent to the Trimol stockholders. However, as mentioned previously, there are several conditions to the closing of the transaction.

                    STOCKHOLDER APPROVAL PREVIOUSLY OBTAINED

     As of January 11, 2001, there were 12,039,000 shares of the Company's Common Stock outstanding representing 12,039,000 votes entitled to be cast on such date.

     The Delaware General Corporation Law requires that sales of substantially all the assets of a corporation be approved by stockholders holding a majority of the votes of the outstanding voting securities of such corporation, which, on January 11, 2001, consisted of approximately 6,019,500 million votes.

     As of January 11, 2001, Mr. Boris Birshtein, the Company's Chairman of the Board of Directors, beneficially owned 8,795,000 shares (73.1%) of the Company's outstanding Common Stock, and had the power to vote 8,195,000 shares (68.1%) of the Company's outstanding Common Stock, on the matters described herein. See "VOTING SECURITIES AND PRINCIPAL HOLDER THEREOF" and "COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS." On January 11, 2001, Mr. Birshtein, who effectively controls Eontech Group Inc., the majority shareholder of Aluminum-Power, executed an irrevocable written consent approving the Acquisition Agreement and the License Agreement with Aluminum-Power and the transactions contemplated therein. Additionally, On January 11, 2001, Mr. Birshtein provided irrevocable written consent approving the corporate matters described herein. Such action by written consent is sufficient to satisfy the requirements of the Delaware General Corporation Law. Therefore, your vote is not required to approve the Acquisition Agreement or the License Agreement, to consummate the transaction contemplated therein, or to effectuate the other corporate actions described herein.

     Accordingly, you will not be asked to take further action on this corporate action at any future meeting. However, since stockholder approval was obtained by written consent rather than at a stockholders' meeting, the Securities Exchange Act of 1934 (the "Exchange Act") will not permit the action to become effective until the expiration of 20 calendar days from the date this Information Statement is mailed to all Trimol stockholders who did not execute the written consent. Upon the expiration of this 20-day period, subject to the other provisions of the Acquisition Agreement, the Company intends to consummate the transaction with Aluminum-Power as contemplated in the Acquisition Agreement.


                       APPROVAL BY THE BOARD OF DIRECTORS

     The entire Board of Directors of the Company (with Mr. Birshtein abstaining as a result of his interest in the transaction with Aluminum-Power) has determined that the corporate actions discussed herein are advisable and in the best interests of, and fair to, the Company and its stockholders, and approved these actions, including the transaction with Aluminum-Power. For a description of the Board's considerations in approving the transaction with Aluminum-Power, see "ACQUISITION AGREEMENT AND LICENSE AGREEMENT WITH ALUMINUM-POWER AND THE ISSUANCE OF TRIMOL SHARES - Background of the Transaction with Aluminum- Power; Reasons for the Transaction with Aluminum-Power."

                 VOTING SECURITIES AND PRINCIPAL HOLDER THEREOF

     Voting Securities. At January 10, 2001, (the "Record Date"), the Company had 12,039,000 shares of Common Stock, par value $0.01 outstanding. These are the securities that would have been entitled to vote if a meeting was required to be held. Each share of Common Stock is entitled to one vote. The outstanding shares of Common Stock at the close of business on the Record Date for determining stockholders who would have been entitled to notice of and to vote on corporate actions discussed herein, were held by approximately four hundred five (405) stockholders of record. The Company and the holders of a majority of the Company's Common Stock have agreed:

     o to approve and adopt the transactions contemplated within, and the terms of, the Acquisition Agreement and the License Agreement, both dated January 11, 2001, by and between the Company and Aluminum-Power, for the purchase and licensing of certain battery technology for portable consumer electronic devices based on aluminum-air fuel cell technology in exchange for a substantial part of the Company's assets;

     o to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 30,000,000 shares to 130,000,000 shares; and,

     o    to approve and adopt the 2001 Omnibus Plan.

     Mr. Birshtein, the beneficial owner of a total of 8,795,000 shares of Common Stock (73.1%), has already agreed to the foregoing actions. See "STOCKHOLDER APPROVAL PREVIOUSLY OBTAINED."

     The complete text of the amendment to the Certificate of Incorporation, as amended, for the increase in authorized shares of Common Stock is set forth in Annex F to this Information Statement. The complete text of the Technology Acquisition Agreement and the License Agreement are set forth in Annex D and E, respectively, to this Information Statement and further described in "ACQUISITION AGREEMENT AND LICENSE AGREEMENT WITH ALUMINUM-POWER AND THE ISSUANCE OF TRIMOL SHARES."


     Security Ownership of Principal Holders and Management. The following table sets forth information concerning the beneficial ownership of shares of common stock of the Company immediately before and after closing the transaction with Aluminum-Power contemplated in the Acquisition Agreement, and after the issuance of the eighty-eight million (88,000,000) shares of the Company's Common Stock, with respect to stockholders who were known to Trimol to be beneficial owners of more than 5% of the Common Stock as of January 11, 2001, and officers and directors of the Company, individually and as a group. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to such shares of Common Stock.

                                                   As of the date of this             As of the closing of the
                                                  Information Statement (1)          Acquisition Agreement (2)

                                                AMOUNT AND                          AMOUNT AND
                                                 NATURE OF                          NATURE OF
                                                BENEFICIAL         PERCENT          BENEFICIAL         PERCENT
       NAME OF BENEFICIAL OWNER                    OWNER           OF CLASS           OWNER           OF CLASS
       ------------------------                    -----           --------           -----           --------
Magnum Associates, Ltd.                          3,910,000          32.5%           3,910,000           3.8%
77 Avenue Road, Apt. 304
Toronto, Ontario M5R 3R8 (3)

Starbeam, Ltd.                                   3,910,000          32.5%           3,910,000           3.8%
77 Avenue Road, Apt. 304
Toronto, Ontario M5R 3R8 (4)

Aluminum-Power, Inc.                                 0               ----           88,000,000          87.0%
87 Scollard Street
Toronto, Ontario M5R 1G4 (5)

Boris Birshtein (3)(4)(5)(6)                   8,795,000(7)         73.1%         96,795,000(8)         95.7%

Theodore B. Shapiro (9)                          1,786,800          14.8%           1,786,800           1.8%


Alexander Gordin                                  0 (10)             ----          500,000 (11)         .49%

Gary Shokin                                       0 (12)             ----          500,000 (13)         .49%

Shmuel Gurfinkel                                  ------             ----             -----             ----

All Executive officers and                      10,581,000          87.9%           98,581,000          97.4%
Directors as a Group (4 persons)

---------------------

(1) Based on 12,039,000 shares of Common Stock actually outstanding as of the date of this Information Statement. Does not include 1,150,000 options to purchase Common Stock granted by the Omnibus Committee pursuant to the 2001 Omnibus Plan, which options are subject to the effective date of the approval of the 2001 Omnibus Plan by a majority of the outstanding Common Stock entitled to vote.

(2) Assuming 101,189,000 shares of Common Stock outstanding after: (i) the increase in the authorized capital of the Company; (ii) the issuance of 88,000,000 shares of Common Stock pursuant to the Acquisition Agreement and consummation of the Acquisition Agreement; (iii) pursuant to the 2001 Omnibus Plan, the grant of 1,150,000 options to purchase Common Stock; (iv) the approval of the 2001 Omnibus Plan by a majority of the outstanding Common Stock entitled to vote; and (v) the passing of the effective date of such stockholder approval of the 2001 Omnibus Plan.

(3)  Mr.  Birshtein  is  the  sole  shareholder  of  Magnum   Associates,   Ltd.
     ("Magnum").

(4)  Mr. Birshtein is the sole shareholder of Starbeam, Ltd. ("Starbeam").

(5) Mr. Birshtein is an indirect owner of Aluminum-Power, Inc. Aluminum-Power, Inc.'s majority shareholder is Eontech Group, Inc. which is directly owned and controlled by Birshtein Holdings, Ltd. Birshtein Holdings, Ltd. is directly controlled by Boris Birshtein.

(6)  Mr. Birshtein currently serves as the Company's Chairman of the Board.

(7) Includes 375,000 shares of common stock owned directly by Mr. Birshtein, 3,910,000 owned by Magnum, 3,910,000 shares owned by Starbeam, and warrants to purchase 600,000 shares of common stock.

(8) Includes 375,000 shares of common stock owned directly by Mr. Birshtein, 3,910,000 owned by Magnum, 3,910,000 shares owned by Starbeam, warrants to purchase 600,000 shares of common stock, and 88,000,000 shares of common stock owned by Aluminum-Power, Inc.

(9) Includes 1,386,800 shares of common stock owned directly and warrants to purchase 400,000 shares of common stock. On January 10, 2001, Mr. Shapiro resigned from his position as an officer of the Company.

(10) Does not include 500,000 options to purchase Common Stock granted to Mr. Gordin on January 2, 2001 by the Omnibus Committee pursuant to the 2001 Omnibus Plan, but which options are subject to the effective date of the approval of the 2001 Omnibus Plan by a majority of the outstanding Common Stock entitled to vote. Mr. Gordin currently serves as a Director, the President and the Chief Executive Officer of the Company.

(11) Includes 500,000 options to purchase Common Stock granted to Mr. Gordin by the Omnibus Committee pursuant to the 2001 Omnibus Plan, which options are subject to the effective date of the approval of the 2001 Omnibus Plan by a majority of the outstanding Common Stock entitled to vote.

(12) Does not include 500,000 options to purchase Common Stock granted to Mr. Shokin on January 2, 2001 by the Omnibus Committee pursuant to the 2001 Omnibus Plan, but which options are subject to the effective date of the approval of the 2001 Omnibus Plan by a majority of the outstanding Common Stock entitled to vote. Mr. Shokin currently serves as a Director, a Vice President and Assistant Secretary of the Company.

(13) Includes 500,000 options to purchase Common Stock granted to Mr. Shokin by the Omnibus Committee pursuant to the 2001 Omnibus Plan, which options are subject to the effective date of the approval of the 2001 Omnibus Plan by a majority of the outstanding Common Stock entitled to vote.

---------------------

                ACQUISITION AGREEMENT AND LICENSE AGREEMENT WITH
                                 ALUMINUM-POWER
                        AND THE ISSUANCE OF TRIMOL SHARES


Background of the Transaction with Aluminum-Power

     Currently, all of the Company's assets (subsidiaries) operate in, or derive their revenues from, the Republic of Moldova, a former Republic of the Soviet Union. The Company's primary operating assets consist of a bank, a hotel, an insurance company, and a provider of proprietary technology and equipment required to produce secure essential government identification documents for the Republic of Moldova.

     It is the Company's belief that the economic crisis in Russia, which caused an economic slowdown in the Republic of Moldova, resulting in less disposable income to its population, will continue to have an adverse impact on the revenues and income of the Company and its subsidiaries. In addition, the overall devaluation of the Leu, the currency of the Republic of Moldova, continues to have a significant and adverse impact on the revenues and income of the Company and its subsidiaries. Although there can be no assurances, it is the opinion of the Company that the political uncertainty and instability in the Republic of Moldova will continue to negatively effect the future revenues and income of the current assets of the Company and its subsidiaries.

     Faced with the prospects of continued financial weakening as a result of the economic and political climate of the Republic of Moldova, the Company began to explore alternative opportunities available to the Company and to divest itself of certain of its assets. A strategic plan was devised by the Company to focus in the area of technology in order to enhance growth and achieve long-term profitability. As a result, the Company began discussions with Aluminum-Power Inc. ("Aluminum-Power"), an alternative energy company which owns and develops certain proprietary rights to battery technology based on aluminum-air fuel cell technology. Aluminum- Power, a corporation organized under the laws of the Province of Ontario, Canada, was introduced to the Company by Mr. Boris Birshtein, the Company's Chairman of the Board and beneficial owner of 73.1% of the outstanding shares of the Company's Common Stock. Mr. Birshtein is also the majority shareholder of Eontech Group Inc., the majority shareholder of Aluminum-Power. Eontech Group Inc. is controlled by Birshtein Holdings Ltd., a company which is controlled by Mr. Birshtein. See "STOCKHOLDER APPROVAL PREVIOUSLY OBTAINED and VOTING SECURITIES AND PRINCIPAL HOLDER THEREOF."

     As an initial step in the implementation of the Company's strategic plan, the Company identified certain technology owned by Aluminum-Power as promising expansion opportunities for the Company in the area of battery technology. Accordingly, the Company pursued and eventually entered into an agreement for the acquisition of, and a license agreement for, certain battery technology for portable consumer electronic devises from Aluminum-Power. Simultaneously, in exchange for such technology, the Company has agreed to transfer a substantial part of its current assets which operate in the Republic of Moldova.

Reasons for the Transaction with Aluminum-Power

     THE ENTIRE BOARD OF DIRECTORS OF THE COMPANY (WITH MR. BIRSHTEIN AS A DIRECTOR HAVING AN INTEREST IN THE TRANSACTION ABSTAINING) HAS DETERMINED THAT THE TRANSACTION IS ADVISABLE AND IN THE BEST INTERESTS OF, AND FAIR TO, THE COMPANY AND ITS SHAREHOLDERS, AND HAS APPROVED THE TRANSACTION AND THE AGREEMENT.

     In reaching its determination that the transaction with Aluminum-Power is in the best interests of the Company and its stockholders, the directors considered a number of factors, including without limitation, the following, each of which the Board of Directors believed in general supported approval of the transaction with Aluminum-Power:

     o the validity and infringement opinion of Smith Lyons, dated January 2, 2001, that there were no United States patents that should cause a United States patent examiner to find that the patent applications listed in the Acquisition Agreement not be allowable and that there were no patents which dominated the subject-matter of the patent applications as to prevent commercial exploitation of products embodying the battery technology (see "Validity and Infringement Opinion of Patent and Trademark Counsel");

     o the written opinion of Wise, Blackman, that, as of December 28, 2000, the consideration to be received by the Company pursuant to the Acquisition Agreement was fair to the Company's stockholders from a financial point of view (see "Fairness Opinion of Financial Advisor");

     o information relating to the battery technology to be transferred to the Company;

     o the current battery technology environment for portable consumer electronic devices, including without limitation, the prospects for further changes in the industry and the commercial importance of being able to capitalize on alternative battery technology in the industry;

     o the outlook of the economic and political climate of the Republic of Moldova; and,

     o the likelihood that the transaction with Aluminum-Power would be consummated.

     The foregoing discussion of the information and factors discussed by the Company's Board of Directors is not meant to be exhaustive but is believed to include many of factors considered by the Board. The Board of Directors did not quantify or attach any particular weight to the various factors that it considered in reaching its determination that the transaction with Aluminum-Power is in the best interests of the Company and its stockholders.


Terms of the Acquisition Agreement and License Agreement; Related Matters

     The following contains, among other things, a summary of the material terms and conditions of the Acquisition Agreement and the License Agreement. This discussion is qualified in its entirety by reference to the full text of the Acquisition Agreement and Licence Agreement, copies of which are attached hereto and incorporated herein as Annex D and E, respectively, to this Information Statement.

     Technology Acquired from Aluminum-Power. Under the Acquisition Agreement the Company will purchase and license certain battery technology for portable consumer electronic devices from Aluminum-Power in an exchange for a substantial part of the assets of the Company and for the issuance of eighty-eight million (88,000,000) shares of the Company's Common Stock, as more specifically described below.

     Pursuant to the Acquisition Agreement and the License Agreement, the Company is to receive the following battery technology (collectively, the "Technology"):

     o An exclusive worldwide license to make, use and sell a mechanically rechargeable metal-air battery (solely in connection with its use with consumer portable electronic devises), evidenced by United States Patent and Trademark Office Patent Application Number: 09/522,930, filed on March 10, 2000, titled, "Ecologically Clean Mechanically Rechargeable Air-Metal Current Source," and Canadian Patent Application Number: 2,301,470, filed on December 7, 2000, that will allow for an instantaneous mechanical rechargeable battery requiring no external power source for recharging;

     o All rights and title to certain technology relating to metal-air batteries and fuel cells, evidenced by United States Patent and Trademark Office Patent Application Reference No. PNK/M275689/IAROCHENKO, filed on December 19, 2000, and Internal
          Reference Patent Application #1167 filed with the Canadian Intellectual Property Office on February 7, 2000, and titled, "A Metal-Air Battery Having In-Situ Generatable Electrolyte," suitable for consumer portable electronic devices, including two-way radios, wireless telephones, portable audio and video players, video cameras and personal computers. The objective of this technology is to secure the idea of a battery with a virtually unlimited shelf life prior to activation; and,

     o The design and know-how to a DC/DC Converter designed and developed by Aluminum-Power as an important part of a full battery assembly which will enable the conversion of cell voltage of virtually any aluminum-metal-air-cathode battery to the voltage required by different consumer portable electronic devices.


     Assets Conveyed to Aluminum-Power. In consideration for the sale and license of the aforementioned technology to the Company, the Company shall convey to Aluminum-Power the following assets:

     o Eighty-eight million (88,000,000) shares of the Company's, $0.01 par value, Common Stock, which shall be duly authorized, validly issued, fully paid and non- assessable (individually, hereinafter referred to as the "Purchaser Stock");

     o Shares representing one hundred percent (100%) of the membership interests of Jolly Limited Liability Company (hereinafter referred to as "Jolly"), a Wyoming Limited Liability Company, which shall be duly authorized, validly issued, fully paid and non-assessable (individually, hereinafter referred to as the "Jolly Stock");

     o All of the issued and outstanding corporate shares of Paul Garnier Limited (hereinafter referred to as "Garnier"), a company limited by shares incorporated under the laws of Ireland, which shall be duly authorized, validly issued, fully paid and non-assessable (individually, hereinafter referred to as the "Garnier Stock"); and,

     o An amount of corporate shares of Sturge Limited (hereinafter referred to as "Sturge"), a company limited by shares incorporated under the laws of Ireland, equal to fifty percent (50%) of the total amount of issued and outstanding corporate shares of Sturge which shall be duly authorized, validly issued, fully paid and non- assessable (individually, hereinafter referred to as the "Sturge Stock").

     Jolly owns sixty-five percent (65%) of the issued and outstanding capital stock of Jolly Alon Limited, a corporation incorporated under the laws of the Republic of Moldova (hereinafter referred to as "Jolly Alon" or, the "Hotel"), that operates and manages the Jolly Alon Hotel in Chisinau, Moldova and rents stores and offices located on the hotel property, with the remaining thirty-five percent (35%) of the issued and outstanding capital stock of Jolly Alon being owned by the Government of the Republic of Moldova.

     Sturge owns fifty percent (50%) of the issued and outstanding capital stock of Banca Commerciala pe Actiuni "Export-Import," a corporation incorporated under the laws of the Republic of Moldova (hereinafter referred to as the "Bank"), which owns a commercial bank in the Republic of Moldova.

     Garnier owns one hundred percent (100%) percent of the issued and outstanding capital stock of Exim Asint S.A., a corporation incorporated under the laws of the Republic of Moldova, which owns a property and casualty insurance business in the Republic of Moldova (hereinafter referred to as the "Insurance Company").

     As a result of the transfer of the Jolly Stock, Sturge Stock and Garnier Stock to Aluminum- Power, the Company will effectively divest itself of all of its interest in the Hotel, the Bank and the Insurance Company (collectively, the "Exchanged Assets"). Below is a brief summary description of each of the Exchanged Assets.


                                    The Hotel

     In October of 1991, the Republic of Moldova established a holding company by the name of "Seabeco Moldova, SA" ("SEMSA) to be sixty-five percent (65%) owned by a private investor, with the remaining thirty-five percent (35%) to be owned by the Republic of Moldova. At that time, the Republic of Moldova transferred a hotel in Chisinau, which it owned, to SEMSA. The hotel was known as the Seabeco Moldova Hotel. Thereafter, the hotel and SEMSA changed their names to Jolly Alon Limited and Jolly Alon Hotel, respectively. In 1998, the Company acquired the sixty-five percent (65%) interest in the Hotel.

     Originally opened approximately 30 years ago, the Hotel guests are primarily business professionals, both foreign and from the Republics which had comprised the former USSR, diplomats and other embassy personnel. The area in which the Hotel is located does not have any significant tourism and such travelers comprise only a small number of the Hotel's guests. The Hotel is situated on government-owned land, which has been rented to the Hotel for a fifty (50) year term and which is located at M.Chibortero Street, Chisinau, Moldova.

     Chisinau is the capital of the Republic of Moldova, located approximately 800 miles from Moscow, 350 miles from Budapest, 350 miles from Bucharest and 300 miles from Kiev. The Hotel is located approximately twenty (20) minutes from Chisinau's airport which is serviced by flights from such cities as Athens, Berlin, Bucharest, Istanbul, Kiev, Minsk, Odessa, Prague, Sofia, Warsaw, Budapest, Frankfurt, Moscow, Tel Aviv and Vienna by Air Moldova, Transaero, Air Moldova International, Moldavian Airlines and Tarom.

     The Hotel's revenues are primarily derived from the rental of its modern well appointed guest accommodations and from restaurant and bar operations. In addition to revenues from room rentals to business/diplomatic travelers, the Hotel also provides business services, meeting/conference rooms, notarial service, interpretation to and from major European languages, limousine services and tourist services.


                                    The Bank

     The Bank was established in April 1994, in accordance with a Decree of the President of the Republic of Moldova. The Bank received its General Banking License from the National Bank of Moldova in April 1994 and began activity as a new commercial bank in June 1994.

     The Bank's head office is located in Chisinau, with two branches located in Ungeni and Comrat, four exchange offices in Chisinau, eleven Registru cash office (nine in Chisinau, one in Ungheni and one in Comrat), and three specialized offices for Western Union services (one in Chisinau, one in Ungheni and one in Comrat).

     The Bank conducts a variety of commercial banking activities including, among other things, receipt of monetary deposits, granting credit, transactions in foreign currency, financing international transactions, and investing in government securities. The Bank is, under Moldovan law, an authorized dealer permitted to engage in foreign currency transactions and is licensed to buy and sell Moldovan Government securities. Furthermore, the Bank accepts funds from depositors on a demand or time deposit basis. Interest is paid on all time deposits, both in Moldovan Leu and U.S. Dollars. Only demand deposits in Moldovan Leu made by legal commercial entities are interest bearing. Demand deposits in foreign currency, both personal and commercial, are non interest bearing. Additionally, those persons and entities that deposit funds on demand are charged a fee for withdrawing their funds.

     The Bank currently operates under a B-License issued by the National Bank of Moldova. The National Bank of Moldova regularly revises the capital requirements for Moldovan banks. Should the Bank be unable to meet these capitalization requirements, it could lose its B- license to operate as a bank in the Republic of Moldova.

     On June 18, 2000, the Company entered into a loan arrangement with a controlling stockholder, Magnum Associates Ltd. ("Magnum"), which is owned and controlled by Mr. Birshtein. See "VOTING SECURITIES AND PRINCIPAL HOLDER THEREOF."

     Magnum loaned the Company $796,000 (the "Loan"), which was needed to fulfill increased statutory capital requirements imposed upon the Bank by the National Bank of Moldova. The Company accepted the Loan after several failed attempts were made to obtain the money through independent third parties. On June 28, 2000, the Company approved the payment of $74,000 on the Loan, thereby reducing the principal amount owed to $722,000.

     In December 2000, the National Bank of Moldova issued risk-based capital adequacy regulations requiring all banks operating with a "B" license to maintain a minimum capital amount. Pursuant to these regulations, the Bank was forced to again increase its capital, this time, in the amount of $1,216,000 on or prior to December 31, 2000. The Company was unsuccessful in its attempts to secure financing through independent third parties to meet these capital requirements. Thus in order raise the $1,216,000 to meet the increased capital requirements and for the Bank to maintain its "B" license, the Company approved the transfer of 100% of the capital stock of Maximilia and 50% of the capital stock of Sturge to Magnum in exchange for $1,216,000 capital infusion to the Bank and in further satisfaction of the original debt in the principal amount of $722,000. The result of these transactions left the Company with a twenty-five percent (25%) interest in the Bank through its fifty percent (50%) ownership of Sturge.


                              The Insurance Company

     The Insurance Company has engaged in the insurance business since it began operations in 1995. The Insurance Company's business consists of issuing and underwriting policies principally for property and casualty liability insurance, exclusively to policyholders in the Republic of Moldova.

     The Insurance Company has received government licenses to issue, and offers, the following types of insurance coverage: Comprehensive Liability Property; Travelers' Medical Insurance; Voluntary Transportation Means Insurance (CASCO); Automobile; government mandated Third- party Automobile Liability; Cargo; Personal Accident; and Voluntary Third Party Liability Coverage.

     The Insurance Company is heavily dependent on personal contacts and visits to potential clients, as well as attendance at trade conferences, newspaper and yellow page advertisements and the efforts of commission agents who are not employees of the Insurance Company or other subsidiaries/affiliates of the Company for the marketing of its insurance products.

     The Insurance Company sells insurance policies from its main office in Chisinau and a small marketing extension office located at the Bureau of Registration (automobile) in Chisinau. The Insurance Company also has a sales representative in the German Embassy located in a wing of the Hotel, who sells premium medical insurance to persons applying for visas to travel to countries within the European Union ("EU").

     The Insurance Company is dependent upon the economy, in part, and delays in salary payments to customers, the increase in unemployment and other economy related factors in the Republic of Moldova have negatively affected the insurance industry and the Insurance Company.


     Representations and Warranties. Generally, the representations and warranties of the Company in the Acquisition Agreement relate to: (i) the organization and good standing of the Company and its subsidiaries and authority to conduct the operations of the Business; (ii) the authority of the Company and its subsidiaries to execute, and the enforceability of, the Acquisition Agreement and documents contemplated thereunder against the Company and its subsidiaries, and the noncontravention of the Acquisition Agreement with any agreement, law, or organizational document of the Company or its subsidiaries;
(iii) the assets,  liabilities  and  operations of the Business and the Company;
(iv) agreements or contracts with third parties and affiliates; (v) regulatory matters and compliance with laws; (vi) capitalization of the Company; and (vii) consents and approvals required in connection with the Agreement.

     Generally, representations and warranties of Aluminum-Power relate to: (i) Aluminum- Power's corporate organization and good standing; (ii) the authority of Aluminum-Power to execute, and the enforceability of, the Acquisition Agreement and documents contemplated thereunder against Aluminum-Power, and noncontravention of the Acquisition Agreement with its charter documents or applicable laws; (iii) the accuracy of information provided for use in this Information Statement regarding Aluminum-Power; (iv) the restrictions imposed upon the shares of the Company's Common Stock to be issued to Aluminum-Power; and (v) the battery technology to be conveyed to the Company.


     Covenants  and  Obligations.  From and  after  the date of the  Acquisition
Agreement  until the  Closing  of the  Acquisition  Agreement,  the  Company  is
generally required to: (i) conduct the Business in the ordinary course and consistent with past practice; (ii) keep its business and properties substantially intact; (iii) not make any distribution with respect to its capital stock; (iv) not dispose of any assets, except in the ordinary course of business; and (v) accurately and timely file with the Securities and Exchange Commission all filings required to be filed by the Company under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

     From and after the date of the Acquisition Agreement until the Closing of the Acquisition Agreement, Aluminum-Power is generally required to: (i) conduct the Business in the ordinary course and consistent with past practice; (ii) keep its business and properties substantially intact; and (iii) not to enter into any contract or obligation which would effect the rights of the Company under the Acquisition Agreement.


     Conditions to Closing. Generally, the obligation of Aluminum-Power to consummate the Acquisition Agreement is subject to the satisfaction or waiver of the following conditions: (i) the accuracy in all material respects of the representations and warranties of the Company set forth in the Acquisition Agreement; (ii) the delivery of certain documents and certificates of the Company and its subsidiaries; (iii) requisite authorization from the Company's Board of Directors and approval of a majority of the stockholders of the Company, and (vii) the receipt of all necessary and appropriate governmental and third party consents and approvals.

     Generally, the obligation of the Company to consummate the Acquisition Agreement is subject to the satisfaction or waiver of the following conditions:
(i) the accuracy in all material respects of the representations and warranties of Aluminum-Power set forth in the Acquisition Agreement; (ii) delivery of certain documents and certificates of Aluminum-Power to consummate the transactions contemplated in the Acquisition Agreement; (iii) requisite authorization from Aluminum-Power's Board of Directors and approval of a majority of the stockholders of Aluminum- Power; and (iv) delivery of an investment letter acknowledging the restrictions imposed on the shares of the Common Stock to be issued to Aluminum-Power. Additionally, Aluminum-Power is obligated to provide the Company with audited financial statements for each fiscal year from the date of inception up to, and including, the fiscal year ended 2000, no event later than fifty (50) days from the date of Closing the Acquisition Agreement.


     Indemnification. Aluminum-Power covenants and agrees to defend, indemnify, and hold the Company harmless against any loss, damage, claim of third parties, actions, suits, demands, judgments, or expense (including legal and other fees, costs and charges) incurred or sustained by the Company as a result of or attributable, in whole or in part, to any misrepresentation or breach of any representation, warranty, covenant, or agreement herein (including, without limitation, provisions on applicable bulk transfer laws) given or made by Aluminum-Power.

     The Company covenants and agrees to defend, indemnify, and hold Aluminum-Power harmless against any loss, damage, claim of third parties, actions, suits, demands, judgments, or expenses (including legal and other fees, costs and charges) incurred or sustained by Aluminum- Power as a result of or attributable, in while or in part, to any misrepresentation or breach of any representation, warranty, covenant, or agreement herein (including, without limitation, provisions with respect to applicable bulk transfer sales laws and the Company's representations of compliance with securities laws, rules and regulations) given or made by the Company.


     The License Agreement. Pursuant to the terms of the Acquisition Agreement, the Company and Aluminum-Power have agreed to enter into a License Agreement whereby Aluminum-Power agrees to provide the Company an exclusive worldwide license to make, use and sell a mechanically rechargeable metal-air battery (solely in connection with its use with consumer portable electronic devises), evidenced by United States Patent and Trademark Office Patent Application
Number: 09/522,930, filed on March 10, 2000, titled, "Ecologically Clean Mechanically Rechargeable Air- Metal Current Source," and Canadian Patent Application Number: 2,301,470, filed on December 7, 2000, that will allow for an instantaneous mechanical rechargeable battery requiring no external power source for recharging.

     Generally, the Company may terminate the License Agreement upon 60 days prior written notice, and unless otherwise terminated, the License Agreement shall run to the later of 20 years from the date of its signing and the end of the life of the last patent to expire derived from the patent applications which are the subject of the Acquisition Agreement.


Validity and Infringement Opinion of Patent and Trademark Counsel

     The Company requested and received from Smith Lyons, Barrister & Solicitors, a validity and infringement opinion concerning the patent applications which are the subject of the Acquisition Agreement. Smith Lyons, located in Toronto, Ontario, Canada, acts as patent and trademark agents for Aluminum-Power.

     Smith Lyons noted that it reviewed detailed patent searches of United States patents on the mechanically rechargeable metal battery and the in-situ generation of electrolyte subject matters. Smith Lyons concluded that there were no United States patents that should cause a United States patent examiner to find that the patent applications listed in the Acquisition Agreement not be allowable and further that there were no patents which dominated the subject-matter of the patent applications as to prevent commercial exploitation of products embodying the battery technology.

     THE FULL TEXT OF SMITH LYONS' VALIDITY AND INFRINGEMENT OPINION DATED JANUARY 2, 2001 WHICH DESCRIBES THE MATTERS CONSIDERED AND LIMITATIONS ON THE REVIEW UNDERTAKEN, IS ATTACHED TO THIS DOCUMENT AS ANNEX A AND SHOULD BE READ CAREFULLY IN ITS ENTIRETY. SMITH LYONS' OPINION IS DIRECTED TO THE COMPANY AND RELATES ONLY TO THE TECHNOLOGY WHICH IS THE SUBJECT OF THE PATENT

APPLICATIONS LISTED IN THE ACQUISITION AGREEMENT, AND DOES NOT ADDRESS ANY OTHER ASPECTS. THE SUMMARY OF SMITH, LYONS' OPINION INCLUDED IN THIS DOCUMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE OPINION.


Fairness Opinion of Independent Consulting Firm

     Wise, Blackman is recognized throughout Canada and the United States as an independent consulting firm engaged exclusively in the valuation of businesses, business ownership interests and securities in connection with mergers and acquisitions, distributions of listed and unlisted securities, private placements, exchanges of shares, corporate reorganizations, going-private transactions, leveraged buy-outs and valuations for various other purposes such as income taxation, financing, shareholder agreements and the measurement of economic damages. Wise, Blackman, which has been serving as a valuation consultant to business and government for the past twenty years, has performed an extensive number of valuations of public and private enterprises throughout Canada and in the United States. Additionally, Wise, Blackman's principals have been recognized on numerous occasions as experts in business and securities valuation by the courts across Canada and in the U.S. The Board of Directors of the Company selected Wise, Blackman to provide the Fairness Opinion based on such expertise and its extensive experience in valuing start-up operations, intellectual property and companies in the high technology sector, including battery technology.

     In arriving at its opinion as to the fairness of the consideration to be received by the Company in connection with the transactions contemplated in the Acquisition Agreement, Wise, Blackman considered a wide variety of factors that might have been considered by an actual buyer of the Exchanged Assets and of the Technology. In its analysis, Wise, Blackman considered numerous assumptions with respect to general business and economic conditions, and other matters, many of which are beyond the Company's control.


     THE FULL TEXT OF WISE, BLACKMAN'S WRITTEN OPINION DATED DECEMBER 28, 2000, WHICH DESCRIBES THE ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITATIONS ON THE REVIEW UNDERTAKEN, IS ATTACHED TO THIS DOCUMENT AS ANNEX B AND SHOULD BE READ CAREFULLY IN ITS ENTIRETY. WISE, BLACKMAN'S OPINION IS DIRECTED TO THE COMPANY AND RELATES ONLY TO THE FAIRNESS OF THE COMPANY'S ACQUISITION OF THE TECHNOLOGY FROM ALUMINUM-POWER FOR THE EXCHANGED ASSETS FROM A FINANCIAL POINT OF VIEW, AND DOES NOT ADDRESS ANY OTHER ASPECT OF THE ACQUISITION OF THE TECHNOLOGY FOR THE EXCHANGED ASSETS. THE SUMMARY OF WISE, BLACKMAN'S OPINION INCLUDED IN THIS DOCUMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE OPINION.

     In connection with its opinion, Wise, Blackman has, among other things, where considered appropriate, relied upon certain financial and other information regarding the Company and Aluminum-Power as obtained from reports, discussions, investigations, publicly-available information and a certificate from officers of the Company and Aluminum-Power as to the accuracy and completeness of certain financial and other information provided by the companies. Wise, Blackman also obtained background information from public sources and from the Company and Aluminum-Power's directors, officers, employees and financial advisors. The following sets forth the principal information and documentation from public sources and from the Company and Aluminum-Power that Wise, Blackman reviewed and, where it considered appropriate, relied upon the following information concerning the Company:

     o    Annual Report on Form 10-KSB for the year ended December 31, 1999;

     o Quarterly Reports on Forms 10-QSB for the three, six and nine months ended March 31, June 30, and September 30, 2000, respectively;

     o Valuation Report of Trimol Group, Inc., dated November 28, 2000, prepared by Paritz & Company P.A., Certified Public Accountants ("Paritz") (the "Paritz Opinion");

     o Unaudited Financial Statements of Intercomsoft Limited ("Intercomsoft"), Jolly Alon ("Jolly Alon") Limited, Exim Asint S.A. ("Exim Asint") and Banca Comerciala PE Actiuni "Export-Import" ("Exim Bank") for their fiscal years ended December 31, 1998 and 1999;

     o Unaudited Non-Consolidated Balance Sheet of Trimol Group, Inc. as at June 30, 2000, prepared by Paritz; and

     o    Historical trading share price and volume data.

     Additionally, Wise, Blackman reviewed and, where it considered appropriate, relied upon the following information concerning Aluminum-Power:

     o    Aluminum-Power Business Plan, dated November 2000;

     o    Aluminum-Power corporate brochure;

     o Report on the evaluation of Aluminum-Power's battery technology, dated June 25, 2000, prepared by Professor D. W. Kirk, Department of Chemical Engineering and Applied Chemistry, University of Toronto and Professor S. J. Thorpe, Department of Metallurgy and Material Science, University of Toronto;

     o    Copies of legal  receipts  from  Canadian  and  United  States  patent
          offices   regarding  the  submissions  of  patents   relating  to  the
          Technology;

     o Various research reports and articles concerning the fuel cell technology industry and companies operating therein;

     o    Interviews with senior management of Aluminum-Power; and,

     o Demonstration of a prototype of Aluminum-Power fuel cell for cellular phones.

     With the Company's approval, Wise, Blackman, has relied upon the completeness, accuracy and fair presentation of all the financial and other information, data, advice, opinions or representations obtained by it from public sources or provided by the Company, Aluminum-Power and their respective agents and advisors (collectively, the "Material"). The Fairness Opinion is conditional upon such completeness, accuracy and fair presentation of the Material. Subject to the exercise of Wise, Blackman's professional judgement and except as expressly described therein, Wise, Blackman has not otherwise attempted to verify independently the completeness, accuracy or fair presentation of any of the Material.

     The Fairness Opinion is rendered on the basis of securities markets, economic, financial and general business conditions prevailing as at the date of the Fairness Opinion and the condition and prospects, financial and otherwise, of the Company and its subsidiaries and affiliates, as they were reflected in the Material and the information and as they have been represented to Wise, Blackman in discussions with management of the Company. In its analyses and in preparing the Fairness Opinion, Wise, Blackman made various assumptions with respect to industry performances, general business and economic conditions and other matters, many of which are beyond the control of any party involved in the transactions contemplated in the Acquisition Agreement.

     The following is a summary of the analysis conducted by Wise, Blackman as a basis for its fairness opinion as presented by Wise, Blackman to the Company's Board of Directors. This summary does not purport to be a complete description of the analyses performed by Wise, Blackman or the presentation to the Board of Directors in this regard, but does provide an overview of all the material analyses conducted by Wise, Blackman. Wise, Blackman believes that its analyses must be considered as a whole and that selecting portions of its analyses and factors considered, without considering all factors and analyses, could create an incomplete view of the processes underlying its opinion. The preparation of a fairness opinion is a complex process and not necessarily susceptible to partial analyses or summary description.


     Fairness Analysis. In assessing the fairness of the transactions contemplated in the Acquisition Agreement to the shareholders of the Company, from a financial point of view, Wise, Blackman considered the following factors:

     o    The trading price and history of the Company's Common Stock;

     o The estimated fair market value of the Company immediately prior to the Transaction;

     o    The   estimated   fair  market  value  of   Aluminum-Power's   battery
          technology; and,

     o The estimated fair market value of the Company, upon consummation of the Acquisition Agreement.


     Trading Price and History of the Company's Common Stock. Wise, Blackman reviewed the historical trading price and trading patterns of the Company's Common Stock. Wise, Blackman noted that the Company's Common Stock has been thinly traded and, as a result, its stock price has been volatile. Wise, Blackman further noted that during 2000, trading in trading in the Company's Common Stock has been sporadic and the stock price volatile, ranging from a low of $0.25 on August 24, 2000 to a high of $1.75 on January 19, 2000. In the opinion of Wise, Blackman, given the historical trading patterns of the Company's Common Stock, its stock trading price is a poor indicator of the Company's intrinsic value. For this reason, Wise, Blackman rejected the stock market method of valuation and instead relied on the Company's valuation prepared by Paritz.


     The Paritz Opinion. Paritz, an accounting and consulting firm which services clients throughout the United States, was engaged by the Company on October 15, 2000 to determine the fair market value of the four operating foreign subsidiaries ("the Subsidiaries") of the Company as of June 30, 2000.

     In the process of the valuation Paritz utilized the tax returns and financial statements of the Company and of the Subsidiaries for the years ended December 31, 1998 and 1999 and the six months ended June 30, 2000, as well as background information which was obtained from the Company. Paritz also reviewed certain industry specific information, which was gathered from various sources. Also utilized were assumptions provided by the Company used to prepare the estimated profit and loss accounts for 2000 and the forecast of the profit and loss accounts for the years 2001 through 2005. Interviews were held with key management personnel and the information obtained therein was also factored into this report. The financial statements for the year ended December 31, 1999 were audited by Paritz and the 1998 financial statements were audited by other auditors, but none of the other information provided had been audited or reviewed. Accordingly, Paritz noted that it does not express an opinion or any other form of assurance on such information or the results of the valuation derived there from except for the audited financial statements for December 31, 1999.

     In determining the fair market value of the Subsidiaries, Paritz considered the (a) market value approach, (b) net book or asset value approach and (c) income or capitalized earnings approach, also known as the investment or discounted cash flow approach. Paritz noted that in its opinion, the net book value method and the investment method are appropriate under current circumstances to determine fair market value.

     THE FULL TEXT OF PARITZ'S WRITTEN OPINION DATED NOVEMBER 28, 2000, WHICH DESCRIBES THE ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITATIONS ON THE REVIEW UNDERTAKEN, IS ATTACHED TO THIS DOCUMENT AS ANNEX C AND SHOULD BE READ CAREFULLY IN ITS ENTIRETY. PARITZ'S OPINION IS DIRECTED TO THE COMPANY AND RELATES ONLY TO THE VALUATION OF THE COMPANIES FOUR SUBSIDIARIES, AND DOES NOT ADDRESS THE ACQUISITION OF THE TECHNOLOGY FOR THE EXCHANGED ASSETS. THE SUMMARY OF PARITZ'S OPINION INCLUDED IN THIS DOCUMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE OPINION.


     Valuation of the Company. Wise, Blackman concluded that as the Company is essentially a holding company, its fair market value is best determined using an Asset-Based Approach. This approach requires the restatement of the Company's assets and liabilities at their respective fair market values, using valuation methodologies appropriate for each. This required the determination of the fair market values of the Company's operating subsidiaries: Exim Bank, Jolly Alon, Exim Asint and Intercomsoft, and flowing up their respective values to the Company, the parent company.


            Banca Comerciala PE Actiuni "Export-Import" ("Exim Bank")

     Wise, Blackman noted that the Paritz Opinion provides a fair market value range for Exim Bank of $896,000 (using a discounted cash flow (DCF) method) and $3,259,000 (based on net book value). Wise, Blackman further noted that the Paritz Opinion states that these values may be adversely affected by the bank's inability to raise additional capital to meet the capital requirements for banks in the Republic of Moldova. Thus, Wise, Blackman took into account a transaction with Magnum Associates Inc. ("Magnum"), a corporation controlled by Mr. Birshtein, the Company's Chairman of the Board and majority stockholder, in which the Company exchanged 75% of the issued and outstanding shares of Exim Bank owned by the Company for an injection of $1,216,000 directly into Exim Bank, thereby increasing the bank's equity, and the satisfaction of the initial loan to the Company in the amount of $722,000 (the "Magnum Transaction"). As a result of satisfying the capital requirements imposed by the Republic of Moldova, the Company's ownership interest in Exim Bank was reduced to 25%.

     In valuing the Company's ownership interest in Exim Bank, Wise, Blackman considered (i) the Paritz Opinion, adjusted for the capital injection of $1,216,000; and, (ii) the value of Exim Bank implied by the Magnum Transaction.

     Wise, Blackman concluded that adjusting the Paritz Opinion for the capital injection of $1,200,000 yields a value range of value of $955,000 (DCF) to $4,459,000 (net book value). Wise, Blackman noted that as Trimol holds a 25% interest in Exim Bank, the pro-rata value of the investment is in the range of $239,000 to $1,115,000. To this range of values, Wise, Blackman applied minority and lack of marketability discounts (25% each), yielding a fair market value in the range of $135,000 to $627,000. Furthermore, Wise, Blackman remarked that, at the date of the Magnum Transaction, Magnum was Exim Bank's only source for the financing needed to meet the capital requirements of the Republic of Moldova. Therefore, Wise, Blackman determined that it would be reasonable to assume that the purchase price paid by Magnum, and accepted by the Company, was in the context of a distressed sale and does not necessarily reflect fair market value. Adjusting for the context of the transaction (distressed sale), Wise, Blackman added a premium of 25%, yielding an estimated fair market value of $3,200,000.

     Wise, Blackman concluded that the pro rata value of the Company's 25% interest is $800,000. To this amount, Wise, Blackman applied minority and marketability discounts (25% each), yielding a fair market value of $450,000.
Based  on this  analysis  and  review  of the  Paritz  Opinion  and  the  Magnum
Transaction, Wise, Blackman estimates that the fair market value of the Company's 25% interest in Exim Bank was in the range of $380,000 to $450,000 (midpoint, $415,000).


                                   Jolly Alon

     Wise, Blackman noted that the Paritz Opinion indicates that the fair market value of the Company's 65% interest in Jolly Alon was in the range of $713,000 (DCF Method) and $2,285,000 (Net Book Value Method). In valuing the Company's ownership interest in Jolly Alon, Wise, Blackman considered that in the short-to-medium term, it was unlikely that the Company would, or even could, cause Jolly Alon to sell its operating assets. Wise, Blackman further determined that the realization of Jolly Alon's net asset value was doubtful and that return on investment to a Company stockholder would be generated by the cash flow from Jolly Alon's operations. Thus, Wise, Blackman concluded that the DCF valuation is more relevant than the asset-based conclusion.

     Wise, Blackman remarked that the Paritz Opinion ignores disposition costs such as income taxes on trapped-in capital gains that may be eligible on the sale of Jolly Alon's assets. Such disposition costs would reduce the company's fair market value below net book value.

     It was noted that the economic conditions in Moldova are such that it may be difficult to realize the value of certain assets due to a shortage of potential investors. However, Wise, Blackman determined that this factor is offset somewhat by the availability of a well-managed local banking system and foreign capital. Considering, amongst others, the above factors, Wise, Blackman reduced the upper end of the valuation range to the midpoint between the DCF Method and net book value method valuation conclusions, i.e., $1,769,000 and estimated the fair market value of the Company's interest Jolly Alon as the midpoint between the lower end of the Paritz Opinion range of values and a revised upper end of said range, i.e., $1,241,000.


                         Exim Asint S.A. ("Exim Asint")

     Wise, Blackman noted that the Paritz Opinion indicates that the fair market value of Exim Asint was in the range of $166,000 (Net Book Value Method) and $205,000 (DCF Method). For purposes of the Fairness Opinion, Wise, Blackman estimated the fair market value of Exim Asint to be the upper of the range, $205,000.


                                  Intercomsoft

     Wise, Blackman noted that the Paritz Opinion indicates that the fair market value of Intercomsoft was in the range of zero (Net Book Value Method) and $1,554,000 (DCF Method). In estimating the fair market value of Intercomsoft, Wise, Blackman considered that as a software company, the determination of Intercomsoft's fair market value favors a DCF rather than asset-based approach.

     Wise, Blackman determined that the value of Intercomsoft lies in the value of its intangible assets, i.e., the Intercomsoft System leased from Supercom (an unrelated company), a supply agreement (the "Supply Agreement") with the Republic of Moldova, and other technology used by Intercomsoft in connection with the Supply Agreement, all of which are not reflected on the Company's balance sheet. Rather, Wise, Blackman concluded that the value of the intangible assets can only be measured through the cash flow generated therefrom. Considering the foregoing factors, Wise, Blackman estimates Intercomsoft's fair market value, using the DCF Method, to be $1,554,000.


     Fair Market Value of the Company. After having determined the fair market value of the Company's operating subsidiaries (including Intercomsoft which is not included as an asset to be conveyed to Aluminum-Power) by adding/deducting the difference between the fair market value and net book value of each operating subsidiary to/from the Company's Post-Magnum Transaction net book value, Wise, Blackman restated the Company's net book value concluding the fair market value of the Company to be $3,240,000 with a fair market value per share of $0.2691 based on 12,039,000 shares outstanding.


     Valuation of Aluminum-Power's Battery Technology. Wise, Blackman determined the fair market value of the Technology using the discounted cash flow (DCF) approach. Wise, Blackman's application of the DCF Approach involved the following distinct steps:

     o Reviewing financial projections prepared by Aluminum-Power, including the underlying assumptions and calculations on which they are based. In addition, Wise, Blackman performed sensitivity analysis, adjusting the projections for different market penetration rates, yielding three distinct scenarios as to projected results and, ultimately, the fair market value of the Technology.

     o Applying to the projections risk factors and other adjustments to arrive at Discretionary Cash Flow for each year of the projection period. Wise, Blackman noted that Discretionary Cash Flow is defined as the indicated, or maintainable, after- tax operating cash flow, net of capital investment or sustaining capital reinvestment required, available for payment of dividends, capital expansion, debt reduction or a combination thereof.

     o Determining the present value of Discretionary Cash Flow at the date hereof by applying an appropriate discount rate, having regard to the internal and external factors impacting the Technology, including rates of return on alternative investments, the degree of risk attached in achieving the indicated level of cash flow, future prospects, etc. Wise, Blackman determined that the discount rate used in determining the fair market value of the Technology was in the range of 23.8% to 25.1%.

     o Determining the Residual (or terminal) Value of the Technology, suing capitalization rates (multiples) of 7.3 to 7.7 times Discretionary Cash Flow, at the end of the projection period and discounting it back to the date hereof. Wise, Blackman noted that the Residual Value was determined using capitalization rates (multiples) of 7.3 to 7.7 times Discretionary Cash Flow.

     o Aggregating the present values of Discretionary Cash Flow and Residual Value, and deducting the capital injection required to drive the Technology's business to arrive at the fair market value of the Technology.

     Wise, Blackman assigned equal weights to each scenario and determined the fair market value of the Technology to lie in the range of $23,825,000 to $27,574,000. To corroborate its valuation conclusion, Wise, Blackman considered publicly available information concerning companies operating in the fuel cell technology industry.


     Conclusion of Wise, Blackman. Using the analysis summarized above, Wise, Blackman concluded that the fair market value per share of the Company immediately prior to the transaction with Aluminum-Power falls within the range of the fair market values of the Company upon consummation of the Acquisition Agreement, and thus, the transactions contemplated within the Acquisition Agreement is fair from a financial point of view, to the stockholders of the Company.


Future Plans After the Transaction With Aluminum-Power

     Upon consummation of the Acquisition Agreement, the Company intends to further develop and market the Technology acquired from Aluminum-Power, while it continues to operate Intercomsoft, the Company's sole operating asset located in the Republic of Moldova, as a provider of proprietary technology and equipment (the "Intercomsoft System") required to produce secure essential Republic of Moldova identification documents, including travel documents, passport documents, picture identification cards, drivers' licenses, and other forms of identifications documents. Thus, the Company will effectively operate two separate and distinct divisions, focusing on battery technology and the Intercomsoft System. The Company believes that in order to support its plan of operating two separate and distinct divisions, and to further develop and market the Technology, it will be necessary to seek additional capital. There can be no assurance that additional financing will be available on commercially reasonable terms or at all. If adequate funds are not available or are not available on acceptable terms, the Company may not be able to further develop and market the Technology, as well as fund the operation and expansion of the divisions. Such inability to obtain additional financing when needed would have a negative effect on the business of the Company. If additional funds are raised through the issuance of equity or convertible debt securities, the percentage ownership of the existing shareholders will be reduced, and such securities may have rights, preferences and privileges senior to those of the existing shares of Common Stock.

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

     The accompanying table presents selected financial data for the Company on an unaudited historical basis and on an unaudited pro forma basis. The selected pro forma unaudited balance sheet gives effect to the following transactions as if they were consummated on September 30, 2000, while the selected pro forma statement of operations gives effect to the transactions as if they occurred at the beginning of the periods indicated.

     1. The sale of 100% of the issued and outstanding shares of common stock of a holding company and 50% of the issued and outstanding shares of another holding company, which collectively owned 100% of the issued and outstanding common stock of the Banca Comerciala pe Actiuni "Export-Import" (the "Bank") for $1,216,000, which was immediately invested by the Company into the Bank, plus the satisfaction of outstanding debt owed to the purchaser of $722,000.

     2. The transfer of (a) all of the issued and outstanding common stock of the holding company that owned 100% of the Exim Asint S.A., plus (b) the Company's 100% membership interest in Jolly Limited Liability Company which owned 65% of Jolly Alon Ltd., plus (c) the Company's remaining shares of the holding company that owned the remaining 25% of the Bank, and (d) 88,000,000 shares of previously unissued common stock of the Company in exchange for certain technology and certain intangible assets, including, but not limited to, patent and proprietary rights relating to consumer portable electronic devices. See "ACQUISITION AGREEMENT AND LICENSE AGREEMENT WITH ALUMINUM-POWER AND ISSUANCE OF TRIMOL COMMON STOCK."

          The above acquisition was accounted for using the reverse purchase method of accounting.

     The unaudited pro forma adjustments are based upon available information and certain assumptions that the Company believes are reasonable. The pro forma consolidated financial information does not necessarily reflect the Company's financial position or results of operations that actually would have resulted had the transactions described above been consummated as of the date or for the period indicated, or to project the Company's financial position or results of operations at any future date or for any future period. The pro forma consolidated financial information should be read in conjunction with the Company's Financial Statement for the year ended December 31, 1999, and for the nine months ended September 30, 2000 and the Notes thereto incorporated by reference in this Information Statement.

     THE ACCOMPANYING PRO FORMA INFORMATION IS PROVIDED FOR INFORMATION PURPOSES ONLY AND IS NOT INDICATIVE OF THE ACTUAL RESULTS THAT WOULD HAVE BEEN ACHIEVED HAD THE TRANSACTIONS BEEN CONSUMMATED AT THE BEGINNING OF THE PERIOD PRESENTED OR OF FUTURE RESULTS.

                               TRIMOL GROUP, INC.

                   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET

                               SEPTEMBER 30, 2000
                                 (000'S OMITTED)


                                                                   EXCHANGED         ACQUISITION OF            PRO
                                             HISTORICAL             ASSETS           TECHNOLOGY(1)            FORMA
ASSETS
  Cash and marketable securities                $5,512              $(5,444)             $  --                  $68
  Receivables                                    3,380               (3,380)                --                   --
  Property and equipment, net                    5,913               (5,913)                --                   --
  Other assets                                   2,046               (1,535)                --                  511
                                              --------             --------              -----             --------

     TOTAL ASSETS                              $16,851             $(16,272)             $  --                 $579
                                              ========             ========              =====             ========

LIABILITIES:
  Deposits                                      $7,569              $(7,569)             $  --                 $ --
  Insurance reserves                               256                 (256)                --                   --
  Loans payable - stockholder                      722                 (722)                --                   --
  Other liabilities                              1,586                 (407)                --                1,179
                                              --------             --------              -----             --------

     TOTAL LIABILITIES                          10,133               (8,954)                --                1,179


MINORITY INTEREST                                1,634               (1,634)                --                   --


STOCKHOLDERS' EQUITY
(DEFICIENCY)                                     5,084               (5,684)                --                 (600)
                                              --------             --------              -----             --------
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY
(DEFICIENCY)                                   $16,851             $(16,272)             $  --                 $579
                                              ========             ========              =====             ========

----------

(1) The assets acquired consist of the rights to certain technology and patent and proprietary rights, the development costs of which were charged to expense as incurred.

                               TRIMOL GROUP, INC.

              UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

                      NINE MONTHS ENDED SEPTEMBER 30, 2000
                                 (000'S OMITTED)


                                                                                     ACQUISITION
                                                                  EXCHANGE                OF              PRO FORMA
                                             HISTORICAL          OF ASSETS            TECHNOLOGY
TOTAL REVENUES                                 $5,724             $(3,538)            $    --              $2,186
                                               ------             -------             -------             -------


COSTS AND EXPENSES:
  Interest expense                                340                (304)                 --                  36
  Provision for benefits, claims
      and credit loss                            (387)                387                  --                  --
  Cost of revenue                               1,486                (753)                 --                 733
  Other operating expenses                      4,024              (2,218)                896               2,702
  Minority interest, net of taxes                  72                 (72)                 --                  --
                                               ------             -------             -------             -------

     TOTAL COSTS AND EXPENSES                   5,535              (2,960)               (896)              3,471
                                               ------             -------             -------             -------

INCOME (LOSS) BEFORE NON-
  RECURRING ITEM AND
  INCOME TAXES                                    189                (578)               (896)             (1,285)


Loss on sale of assets                             --               1,499                  --               1,499
                                               ------             -------             -------             -------

INCOME (LOSS) BEFORE
  INCOME TAXES                                    189              (2,077)               (896)             (2,784)

PROVISION FOR INCOME TAXES                         76                 (76)                 --                  --
                                               ------             -------             -------             -------

NET INCOME (LOSS)                                $113             $(2,001)              $(896)            $(2,784)
                                               ======             =======             =======             =======

                               TRIMOL GROUP, INC.

              UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1999
                                 (000'S OMITTED)


                                                                   EXCHANGE            ACQUISITION           PRO
                                              HISTORICAL          OF ASSETS                OF               FORMA
                                                                                       TECHNOLOGY
TOTAL REVENUES                                 $7,981             $(5,100)            $    --              $2,881
                                               ------             -------             -------             -------

COSTS AND EXPENSES:
  Interest expense                                720                (554)                 --                 166
  Provision for benefits, claims
      and credit loss                             718                (718)                 --                  --
  Cost of revenue                               2,167              (1,136)                 --               1,031
  Other operating expenses                      4,306              (2,182)                 76               2,200
  Minority interest, net of taxes                 124                (124)                 --                  --
                                               ------             -------             -------             -------

     TOTAL COSTS AND EXPENSES                   8,035              (4,714)                (76)              3,397
                                               ------             -------             -------             -------

INCOME (LOSS) BEFORE NON-
  RECURRING ITEM AND
  INCOME TAXES                                    (54)               (386)                (76)               (516)


Loss on sale of assets                             --               1,228                  --               1,228
                                               ------             -------             -------             -------

INCOME (LOSS) BEFORE
  INCOME TAXES                                    (54)             (1,614)                (76)             (1,744)

PROVISION FOR INCOME TAXES                         35                 (77)                 --                 (42)
                                               ------             -------             -------             -------

NET INCOME (LOSS)                                $(89)            $(1,537)               $(76)            $(1,702)
                                               ======             =======             =======             =======

                  AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                    TO INCREASE THE AUTHORIZED SHARE CAPITAL


     The proposed increase in the authorized share capital of the Company is necessary in order to effectuate the terms of the Acquisition Agreement with Aluminum-Power. Pursuant to the Acquisition Agreement, the Company is obligated to issue eighty-eight million (88,000,000) shares of the Company's Common Stock to Aluminum-Power. As such, the Company must substantially increase its authorized shares from its current thirty million (30,000,000). Additionally, the proposed increase in the authorized share capital would further provide the necessary flexibility to issue shares of Common Stock in connection with the 2001 Omnibus Plan and for other general corporate purposes.

     The holders of a majority of the Company's Common Stock entitled to vote, Mr. Birshtein being the beneficial owner of a total of 8,795,000 shares of Common Stock (73.1%), has already agreed to the foregoing actions. See "STOCKHOLDER APPROVAL PREVIOUSLY OBTAINED" and "VOTING SECURITIES AND PRINCIPAL HOLDER THEREOF."

     The foregoing amendment will become effective on filing the Certificate of Amendment to the Certificate of Incorporation with the Delaware Secretary of State. The complete text of the Certificate of Amendment to the Certificate of Incorporation is set out in Annex F to this Information Statement.


                          ADOPTION OF 2001 OMNIBUS PLAN

     The Board of Directors and the holders of a majority of the Company's Common Stock have authorized the adoption of the 2001 Omnibus Plan in order to attract and retain qualified directors, officers, employees, consultants and advisors. Qualified directors, officers, employees, consultants and advisors of the Company and its subsidiaries are eligible to be granted (a) stock options ("Options"), which may be designated as nonqualified stock options ("NQSOs") or incentive stock options ("ISOs"), (b) stock appreciation rights ("SARs"), (c) restricted stock awards ("Restricted Stock"), (d) performance awards ("Performance Awards") or (e) other forms of stock-based incentive awards (collectively, the "Awards"). A director, officer, employee, consultant or advisor who has been granted an Option is referred to herein as an "Optionee" and a director, officer, employee, consultant or advisor who has been granted any other type of Award is referred to herein as a "Participant."

     The purposes of the 2001 Omnibus Plan are to enable the Company to provide additional incentives to its directors, officers, employees, consultants and advisors, to advance the interests of the Company and to enable the Company to attract qualified personnel in a competitive marketplace.

     The following description of the 2001 Omnibus Plan is only a summary; it does not purport to be a complete or detailed description of all of the provisions of the 2001 Omnibus Plan. This summary is qualified by reference to the full terms of the 2001 Omnibus Plan, a copy of which is attached hereto as Annex G.

The Plan

     The Omnibus Committee will administer the 2001 Omnibus Plan and has full discretion and exclusive power to (a) select the directors, officers, employees, consultants and advisors who will participate in the 2001 Omnibus Plan and grant Awards to such directors, officers, employees, consultants and advisors, (b) determine the time at which such Awards shall be granted and any terms and conditions with respect to such Awards as shall not be inconsistent with the provisions of the 2001 Omnibus Plan, and (c) resolve all questions relating to the administration of the 2001 Omnibus Plan. Members of the Omnibus Committee receive no additional compensation for their services in connection with the administration of the 2001 Omnibus Plan.

     Those who are eligible to participate in the 2001 Omnibus Plan are officers, management, other key employees and consultants and advisors of the Company and its subsidiaries as the Omnibus Committee may from time to time determine, provided that members of the Omnibus Committee shall be ineligible to participate in the 2001 Omnibus Plan and shall otherwise qualify as disinterested persons for purposes of Rule 16b-3(c)(2)(i) under the Securities Exchange Act of 1934.

     The Omnibus Committee may grant NQSOs or ISOs that are evidenced by stock option agreements. A NQSO is a right to purchase a specific number of shares of Common Stock during such time as the Omnibus Committee may determine, not to exceed ten years, at a price determined by the Omnibus Committee that, unless deemed otherwise by the Omnibus Committee, is not less than the fair market value of the Common Stock on the date the NQSO is granted. An ISO is an Option that meets the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). No ISOs may be granted under the 2001 Omnibus Plan to an employee who owns more than 10% of the outstanding voting stock of the Company ("Ten Percent Stockholder") unless the option price is at least 110% of the fair market value of the Common Stock at the date of grant and the ISO is not exercisable more than five years after it is granted. In the case of an employee who is not a Ten Percent Stockholder, no ISO may be exercisable more than ten years after the date the ISO is granted and the exercise price of the ISO shall not be less than the fair market value of the Common Stock on the date the ISO is granted. Further, no employee may be granted ISOs that first become exercisable during a calendar year for the purchase of Common Stock with an aggregate fair market value (determined as of the date of grant of each ISO) in excess of $100,000. An ISO (or any installment thereof) counts against the annual limitation only in the year it first becomes exercisable.

     The exercise price of the Common Stock subject to a NQSO or ISO may be paid in cash or, at the discretion of the Omnibus Committee, by the a promissory note or by the tender of Common Stock owned by the Option holder or through a combination thereof. The Omnibus Committee may provide for the exercise of Options in installments and upon such terms, conditions and restrictions as it may determine. Options are generally exercisable in equal annual installments over a predetermined period. All installments that become exercisable are generally cumulative and may be exercised at any time after they become exercisable until the expiration of the term of the Option. The Omnibus Committee may provide for termination of an Option in the case of termination of employment or directorship or any other reason. If an Optionee retires or becomes disabled prior to totally exercising the Option, the Option agreement may provide that the Option may be exercised by for a period of 12 months after the date of such termination of employment by reason of retirement or disability. If an Optionee dies prior to totally exercising the Option, the Option agreement may provide that the Option may be exercised by (a) the Optionee's estate or by the person who acquired the right to exercise the Option by bequest or inheritance or by reason of the Optionee's death not more than three years from the date of the Optionee's death.

     An SAR is a right granted to a Participant to receive, upon surrender of the right, but without payment, an amount payable in cash. The amount payable with respect to each SAR shall be based on the excess, if any, of the fair market value of a share of Common Stock on the exercise date over the exercise price of the SAR, which will not be less than the fair market value of the Common Stock on the date the SAR is granted. In the case of an SAR granted in tandem with an ISO to an employee who is a Ten Percent Stockholder, the exercise price shall not be less than 110% of the fair market value of a share of Common Stock on the date the SAR is granted.

     Restricted Stock is Common Stock that is issued to a Participant at a price determined by the Omnibus Committee, which price per share may not be less than the par value of the Common Stock, and is subject to restrictions on transfer and/or such other restrictions on incidents of ownership as the Omnibus Committee may determine.

     A Performance Award granted under the 2001 Omnibus Plan (a) may be denominated or payable to the Participant in cash, Common Stock (including, without limitation, Restricted Stock), other securities or other Awards and (b) shall confer on the Participant the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Omnibus Committee shall establish. Subject to the terms of the 2001 Omnibus Plan and any applicable Award agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Omnibus Committee.

     The Omnibus Committee may grant Awards under the 2001 Omnibus Plan that provide the Participants with the right to purchase Common Stock or that are valued by reference to the fair market value of the Common Stock (including, but not limited to, phantom securities or dividend equivalents). Such Awards shall be in a form determined by the Omnibus Committee (and may include terms contingent upon a change of control of the Company); provided that such Awards shall not be inconsistent with the terms and purposes of the 2001 Omnibus Plan.

     The Omnibus Committee determines the price of any such Award and may accept any lawful consideration.

     The Omnibus Committee may at any time amend, suspend or terminate the 2001 Omnibus Plan; provided, however, that (a) no change in any Awards previously granted may be made without the consent of the holder thereof and (b) no amendment (other than an amendment authorized to reflect any merger, consolidation, reorganization or the like to which the Company is a party or any reclassification, stock split, combination of shares or the like) may be made increasing the aggregate number of shares of the Common Stock with respect to which Awards may be granted or changing the class of persons eligible to receive Awards, without the approval of the holders of a majority of the outstanding voting shares of the Company.

     In the event a Change in Control (as defined in the 2001 Omnibus Plan) occurs, then, notwithstanding any provision of the 2001 Omnibus Plan or of any provisions of any Award agreements entered into between the Company and any Optionee or Participant to the contrary, all Awards that have not expired and which are then held by any Optionee or Participant (or the person or persons to whom any deceased Optionee's or Participant's rights have been transferred) shall, as of such Change of Control, become fully and immediately vested and exercisable and may be exercised for the remaining term of such Awards.

     If the Company is a party to any merger, consolidation, reorganization or the like, the Omnibus Committee has the power to substitute new Awards or have the Awards be assumed by another corporation. In the event of a reclassification, stock split, combination of shares or the like, the Omnibus Committee shall conclusively determine the appropriate adjustments.

     No Award granted under the 2001 Omnibus Plan may be sold, pledged, assigned or transferred other than by will or the laws of descent and distribution, and except in the case of the death or disability of an Optionee or a Participant, Awards shall be exercisable during the lifetime of the Optionee or Participant only by that individual.

     No Awards may be granted under the 2001 Omnibus Plan on or after January 2, 2011, but Awards granted prior to such date may be exercised in accordance with their terms.

     The 2001 Omnibus Plan and all Award agreements shall be construed and enforced in accordance with and governed by the laws of the State of New York.

     As of January 2, 2001, 1,150,000 options were granted under the 2001 Omnibus Plan, subject to the effective date of the 2001 Omnibus Plan. See "VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF."


United States Tax Consequences of Awards

     The following summarizes the major United States tax consequences to United States individuals that are expected to occur in connection with Awards granted under the 2001 Omnibus Plan.

     ISOS. An Optionee has no taxable income, and the Company is not entitled to a deduction, at the time of the grant of an Option. All Options that qualify under the rules of Section 422 of the Code will be entitled to ISO treatment. To receive ISO treatment, an Optionee must not dispose of the acquired Common Stock within two years after the ISO is granted or within one year after the ISO is exercised. In addition, the Optionee must have been an employee of the Company or any of its subsidiaries (or their predecessors) for the entire time from the date the ISO is granted until three months (one year if the Optionee is disabled) before the date of exercise. The requirement that the Optionee be an employee and the two-year and one-year holding periods are waived in the case of death of the Optionee. If all such requirements are met, no tax will be imposed upon exercise of the ISO, and any gain upon sale of the Common Stock will be entitled to capital gain treatment. The Optionee's gain on exercise (the excess of the fair market value of the Common Stock at the time of exercise over the exercise price) of an ISO is a tax preference item and, accordingly, is included in the computation of alternative minimum taxable income.

     If an Optionee does not meet the two-year and one-year holding requirements (a "disqualifying disposition"), tax will be imposed at the time of sale of the Common Stock. In such event the Optionee's gain on exercise of the ISO will be compensation to him taxed as ordinary income rather than capital gain to the extent the fair market value of the acquired Common Stock on the date of exercise of the ISO exceeds the aggregate exercise price paid for that Common Stock, and the Company will be entitled to a corresponding deduction at the time of sale. Any remaining gain on sale of that Common Stock (equal to the excess of the amount realized on the disqualifying disposition of that Common Stock over its fair market value on the date of exercise of the ISO) will be long-term capital gain if the Optionee held that Common Stock for more than one year. If the amount realized on the disqualifying disposition is less than the fair market value of the Common Stock on the date of exercise of the ISO, the total amount includible in the Optionee's gross income, and the amount deductible by the Company, will equal the excess of the amount realized on the disqualifying disposition over the exercise price.

     If the Optionee pays all or a portion of the exercise price of an ISO by tendering other shares of Common Stock he owns, then the following consequences occur. If the tendered shares of Common Stock were acquired by the Optionee through the prior exercise of an ISO (the "Prior ISO") and do not satisfy both the two-year and one-year holding requirements ("Disqualified Payment Shares"), then the tender by the Optionee of such shares constitutes a disqualifying disposition that will result in compensation to the Optionee taxed as ordinary income in an amount equal to the excess of the fair market value of such Disqualified Payment Shares, determined when the Prior ISO was exercised, over the exercise price previously paid for such Disqualified Payment Shares. Any appreciation that has occurred in the Disqualified Payment Shares that is not taxed to the Optionee as compensation income under the disqualifying disposition rules is not recognized as gain under Section 1036 of the Code. The number of shares of Common Stock received upon exercise of the ISO equal to the number of Disqualified Payment Shares tendered in payment thereof will have a basis equal to the Optionee's basis in the Disqualified Payment Shares plus any ordinary income recognized by the Optionee as a result of the disqualifying disposition. The number of shares of Common Stock received upon exercise of the ISO in excess of the number of Disqualified Payment Shares will have a basis equal to the amount of the exercise price of the ISO paid in cash (if any). The number of shares of Common Stock received upon exercise of the ISO, equal to the number of shares of Disqualified Payment Shares tendered, will have the same holding period on the date that the ISO is exercised as such Disqualified Payment Shares had on that date and the holding period of any additional shares of Common Stock received upon exercise of the ISO will begin on that date. For purposes of the two-year and one-year holding requirements relating to a disqualified disposition, however, the holding period of all shares received on exercise of the ISO will begin on the date the ISO is exercised.

     Alternatively, if the exercise price of the ISO is funded by tendering shares of Common Stock owned by the Optionee other than Disqualified Payment Shares ("Qualified Payment Shares"), including shares of Common Stock received by the Optionee from exercise of a prior ISO that satisfied both the two-year and one-year holding requirements, shares of Common Stock acquired from exercise of a NQSO or otherwise as an Award, and shares of Common Stock purchased on the open market, then the following consequences occur. Under Section 1036 of the Code, the Optionee will not recognize gain or loss on the tender of the previously owned Qualified Payment Shares. The number of new shares of Common Stock received upon exercise of the ISO, equal to the number of shares of Qualified Payment Shares tendered, will have the same basis as such Qualified Payment Shares had in the hands of the Optionee and the basis in any additional shares of Common Stock received will equal the exercise price paid in cash (if any). The number of shares of Common Stock received upon exercise of the ISO, equal to the number of shares of Qualified Payment Shares tendered, will have the same holding period on the date the ISO is exercised as such Qualified Payment Shares had on that date and the holding period of any additional shares of Common Stock received upon exercise of the ISO will begin on that date. For purposes of the two-year and one-year holding requirements relating to a disqualified disposition, however, the holding period of all shares received on exercise of the ISO will begin on the date the ISO is exercised.


     NQSOS. Upon exercise of a NQSO, an Optionee will recognize compensation taxed to him as ordinary income to the extent the fair market value of the acquired Common Stock on the date of exercise of the NQSO exceeds the aggregate exercise price paid for that Common Stock. The exercise of a NQSO entitles the Company to a tax deduction for the year in which the exercise occurred in the same amount as is includible in the income of the Optionee. Any gain or loss realized by an Optionee on subsequent disposition of the shares of Common Stock acquired by exercise of a NQSO generally is a capital gain or loss and does not result in any tax deduction to the Company.

     If the Optionee pays all or a portion of the exercise price of a NQSO by tendering other shares of Common Stock he owns ("Payment Shares"), then the following consequences occur regardless if such Payment Shares are Disqualified Payment Shares, Qualified Payment Shares or otherwise. With respect to the number of shares of Common Stock received on exercise of the NQSO that exceeds the number of Payment Shares used to exercise the NQSO, the Optionee will recognize compensation taxed to him as ordinary income to the extent the fair market value of such shares of Common Stock on the date of exercise of the NQSO exceeds the aggregate exercise price paid in cash (if any). Under Section 1036 of the Code, no income, gain or loss is recognized upon the exchange of Payment Shares for shares of Common Stock received upon the exercise of the NQSO to the extent of the number of Payment Shares tendered. The number of shares of Common Stock received upon exercise of the NQSO, equal to the number of shares of Payment Shares tendered, will have the same basis as such Payment Shares had in the hands of the Optionee. The basis of the Optionee in the number of any additional shares of Common Stock received upon exercise of the NQSO will equal the amount of the exercise price of the NQSO paid in cash plus any compensation income recognized by the Optionee. The number of shares received upon exercise of the NQSO, equal to the number of shares of Payment Shares tendered, will have the same holding period on the date that the NQSO is exercised as such Payment Shares had on that date and the holding period of any additional shares of Common Stock received upon exercise of the NQSO will begin on that date.


     CASHLESS EXERCISE--ISOS AND NQSOS. If an Optionee exercises an ISO or NQSO through the cashless exercise method, the Optionee will authorize a broker designated by the Company to sell a specified number of the shares of Common Stock to be acquired by the Optionee on the exercise of the Option, having a then fair market value equal to the sum of the exercise price of the ISO or NQSO, as applicable, plus any transaction costs (the "Cashless Shares"). The remainder of the shares not sold (the "Non-Cashless Shares") will be delivered to the Optionee. An Optionee who uses the cashless exercise method will be treated as constructively receiving the full amount of shares of Common Stock that otherwise would be issued upon payment of the exercise price of the Option in cash, followed immediately by a sale of the Cashless Shares by the Optionee. In the case of an ISO, the cashless exercise method would result in a disqualifying disposition of the Cashless Shares with the tax consequences set forth above under "ISOs." In the case of a NQSO, the cashless exercise method would result in compensation to the Optionee with respect to both the Cashless Shares and Non-Cashless Shares as discussed above under "NQSOs." Since the Optionee's basis in the Cashless Shares that are received and simultaneously sold on exercise of the NQSO is equal to the sum of the exercise price and the compensation to the Optionee, no additional gain must be recognized by the Optionee upon the simultaneous sale of the Cashless Shares.


     SARS. A Participant has no taxable income, and the Company is not entitled to a deduction, at the time of the grant of an SAR. On exercise of an SAR, a Participant of an SAR will recognize compensation taxed as ordinary income in an amount equal to the cash received under the SAR.


     RESTRICTED STOCK. A Participant who receives a grant of Restricted Stock will recognize compensation taxed as ordinary income equal to the excess of the fair market value of the

Restricted Stock over the price paid for the Restricted Stock (a) as of the date of grant, if an election is properly made by the Participant under Section 83(b) of the Code, or (b) at the time the restrictions lapse, absent a proper election by the Participant under Section 83(b) of the Code. If the Participant makes a proper election under Section 83(b) of the Code, no additional income will be recognized by the Participant when the restrictions lapse. If, however, the shares of Restricted Stock are forfeited after a proper election under Section 83(b) of the Code is made by the Participant, no loss may be recognized. Any compensation income recognized by the Participant with respect to the Restricted Stock will be added to the Participant's basis in the Restricted Stock. Gain or loss recognized by a Participant upon a disposition of the shares of Restricted Stock will be capital gain or loss, taxed as long-term capital gain or loss if the Restricted Stock has been held by the Participant for more than one year. The one-year holding period commences on the date the restrictions lapse or, if a proper election is made by the Participant under Section 83(b) of the Code, when the Restricted Stock is granted. The Participant must file any Section 83(b) election with the Internal Revenue Service not later than 30 days after the date of grant of the Restricted Stock. Each Participant who receives a grant of Restricted Stock is urged to consult his or her own tax advisor with respect to whether an election should be made under Section 83(b) of the Code and the manner of making a proper election. The granting of an SAR or Restricted Stock entitles the Company to a tax deduction for the year in which the compensation income is recognized by the Participant in the same amount as is includible in the income of the Participant.


     PERFORMANCE AWARDS AND OTHER STOCK-BASED AWARDS. Under Section 83(a) of the Code, a Participant who receives a grant of a Performance Award or other form of stock- based incentive award that constitutes property and is payable in cash or Common Stock will recognize compensation taxed as ordinary income generally when such cash or Common Stock is received equal to the amount of cash or the excess (if any) of the fair market value of Common Stock over the exercise price. If the Common Stock is Restricted Stock or otherwise subject to forfeiture, then generally such Common Stock is taxed as set forth above for Restricted Stock.

     The tax status of the Performance Awards and other forms of stock-based incentive awards will depend on the nature of such Awards and their specific terms and conditions.

     Under certain circumstances, the Company's tax deductions may be limited under Section 162(m) of the Code.

     The foregoing statements are based upon present United States federal income tax laws and regulations and are subject to change if the tax laws and regulations, or interpretations thereof, are changed.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS


     The following table sets forth all compensation awarded to, earned by or paid to each of the Company's executive officers and directors for the Company's fiscal periods as specified below. No other executive officers or directors of the Company earned over $100,000 during such periods.


Summary Compensation Table

                                                                                           OTHER ANNUAL
      NAME AND PRINCIPAL POSITION               YEAR         SALARY           BONUS        COMPENSATION
      ---------------------------               ----         ------           -----        ------------
Boris Birshtein (1);                            1997            --               --             --
Chairman of the Board of Directors              1998            --               --             --
                                                1999         120,000             --             --

Alexander Gordin (2);                           1997            --               --             --
Director, President and CEO                     1998            --               --             --
                                                1999            --               --             --

Gary Shokin (3);                                1997            --               --             --
Director; Vice President and                    1998            --               --             --
Assistant Secretary                             1999            --               --             --

Shmuel Gurfinkel (4);                           1997            --               --             --
Director and Chief Financial Officer            1998          6,000              --             --
                                                1999          6,000              --             --

Theodore B. Shapiro (5);                        1997            --               --             --
                                                1998            --               --             --
                                                1999         141,600             --             --

Robert L. Blessey (6);                          1997            --               --             --
                                                1998            --               --             --
                                                1999         141,600             --             --

----------

(1) On February 25, 1999, the Company entered into an Employment Agreement with Mr. Birshtein for a term of five years commencing January 1, 1999 providing for an annual salary of $120,000 in the first year of the Employment Agreement (subject to increase to $250,000 per year, in the event that the Company consummates an acquisition of a business with net pre-tax profits (as defined therein) of $3,000,000 or more in such year) and, in each of the remaining years of the Employment Agreement. The Employment Agreement requires Mr. Birshtein to spend a substantial portion of his time in the performance of his duties thereunder, and provides for certain other specified fringe benefits and change of control severance payments. Additionally, Mr. Birshtein receives a monthly auto and insurance allowance of $1,800.

     In addition, the Employment Agreement provides for incentive warrants to be issued to Mr. Birshtein based upon Excess Net Pre-Tax Profits (as defined below) in each year of the Employment Agreement (100,000 of such Incentive Warrants for each $1,000,000 of Excess Net Pre-Tax Profits, up to a maximum of 1,000,000 of such Incentive Warrants in each such year of the Employment Agreement. Any such Incentive Warrants will have a five year term and will be exercisable at the market price of the Common Stock on the date of issuance. The Employment Agreement also provides for an annual bonus of 10% of any Excess Net Pre- Tax Profits in each year of the term of the Employment Agreement. Excess Net Pre-Tax Profits being defined in such Agreements as the amount by which net pre-tax profits in each year exceed the net pre-tax profits in the immediately preceding year.

     On February 28, 2000 the Company issued warrants to purchase 600,000 shares of Common Stock to Mr. Birshtein in consideration of the significant time and effort expended by such individuals on the Company's behalf for which they were not compensated. The warrants have an exercise period of five years from the date of issuance at an exercise price of $0.50 per share. Simultaneously with the issuance of such warrants, the Company canceled the warrants previously issued to Mr. Birshtein for a like number of shares of Common Stock, such warrants being exercisable during the term thereof at a purchase price of $11.50 per share.

(2) Mr. Gordin was elected a Director and appointed to the positions of President on May 1, 2000 and CEO on November 9, 2000. As such, he does not have any compensation for the completed fiscal years ended 1997, 1998 or 1999, although he is to be paid an annual salary of $120,000 commencing on May 1, 2000. Additionally, Mr. Gordin has been granted 500,000 options pursuant to the terms of the 2001 Omnibus Plan. Such options are subject to the effective date of the approval of the 2001 Omnibus Plan by a majority of the outstanding Common Stock entitled to vote.

(3) Mr. Shokin was elected a Director and appointed to the position of Vice President on May 1, 2000. Additionally, on December 28, 2000, Mr. Shokin was appointed to the position of Assistant Secretary. As such, he does not have any compensation for the completed fiscal years ended 1997, 1998 or 1999, although he is to be paid an annual salary of $84,000 commencing on May 1, 2000. Additionally, Mr. Shokin has been granted 500,000 options pursuant to the terms of the 2001 Omnibus Plan. Such options are subject to the effective date of the approval of the 2001 Omnibus Plan by a majority of the outstanding Common Stock entitled to vote.

(4) Pursuant to a Letter Agreement between Mr. Gurfinkel and the Company, beginning February 1, 2000, Mr. Gurfinkel is to be paid a salary of $5,000 per month.

(5) Mr. Shapiro was elected a Director and appointed to the office of President and CEO on January 6, 1998. On February 25, 1999, the Company entered into an Employment Agreement with Mr. Shapiro. The Employment Agreement was for a term of five years commencing January 1, 1999 and provided for an annual salary of $120,000 in the first year.

     On February 28, 2000 the Company issued warrants to purchase 400,000 shares of Common Stock to Mr. Shapiro in consideration of the significant time and effort expended by him on the Company's behalf for which he had not been compensated. The warrants have an exercise period of five years from the date of issuance at an exercise price of $0.50 per share. Simultaneously with the issuance of such warrants, the Company canceled the warrants previously issued to him for a like number of shares of Common Stock, such warrants being exercisable during the term thereof at a purchase price of $11.50 per share.

     Mr. Shapiro resigned from his position as President of the Company on May 1, 2000 and as a Director and CEO of the Company on October 25, 2000. Thereafter, Mr. Shapiro accepted the position of Vice President on October 25, 2000. Although his Employment Agreement was mutually terminated on October 25, 2000, the Company agreed to continue paying Mr. Shapiro his annual salary of $120,000 plus a monthly auto and insurance allowance of $1,800.

     On January 10, 2001, Mr. Shapiro resigned from his position as and officer of the Company.

(6) Mr. Blessey was elected as a Director and appointed the Company's Secretary on January 6, 1998. On February 25, 1999, the Company entered into an Employment Agreement with Mr. Blessey. The Employment Agreement was for a term of five years commencing January 1, 1999 and provided for an annual salary of $120,000 in the first year.

     On February 28, 2000 the Company issued warrants to purchase 400,000 shares of Common Stock to Mr. Blessey in consideration of the significant time and effort expended by him on the Company's behalf for which he had not been compensated. The warrants have an exercise period of five years from the date of issuance at an exercise price of $0.50 per share. Simultaneously with the issuance of such warrants, the Company canceled the warrants previously issued to him for a like number of shares of Common Stock, such warrants being exercisable during the term thereof at a purchase price of $11.50 per share.

     On October 25, 2000, Mr. Blessey resigned as a Director of the Company and his Employment Agreement was mutually terminated on such date. However, Mr. Blessey continued to act as the Company's Secretary and the Company agreed to continue paying Mr. Blessey an annual salary of $120,000 plus a monthly auto and insurance allowance of $1,800.

     On January 10, 2001, Mr. Blessey resigned from his position as and officer of the Company.

---------------



Board of Directors and Committees

     Currently, the Company's Board of Directors consists of Messrs. Birshtein, Gordin, Shokin and Gurfinkel. Their respective compensation is described above. The Board of Directors has appointed Messrs. Birshtein and Gurfinkel as members of the Omnibus Committee to administer the 2001 Omnibus Plan. See "ADOPTION OF 2001 OMNIBUS PLAN." At present, the Board of Directors has not established any other committees.

                     INCORPORATION OF DOCUMENTS BY REFERENCE

     The SEC allows the Company to "incorporate by reference" the information the Company files with it, which means that the Company can disclose important information without re-printing the information in this Information Statement by referring to prior and future filings with the SEC. The information which is incorporated by reference is an important part of this Information Statement, and later information that is filed with the SEC will automatically update and supersede this information.

     The Company incorporates by reference the following documents filed by the Company pursuant to the Exchange Act: (i) Trimol's Quarterly Report on Form 10-QSB for the nine month period ended September 30, 2000, a copy of which is attached hereto and incorporated herein as Annex H; (ii) Trimol's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999, a copy of which is attached hereto and incorporated herein as Annex I; (iii) Trimol's Current Reports on Form 8-K filed with the SEC on December 21, 2000; and (iv) any future filings the Company makes with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act. Copies of these filings (other than an exhibit to any of these filings unless such exhibit is specifically incorporated by reference into the filing) may be requested, at no cost, by writing or telephoning the Company at the following address:

                               Trimol Group, Inc.
                     1285 Avenue of the Americas, 35th Floor
                            New York, New York 10019
                          Telephone No.: (212) 554-4394

     The Company has not authorized any person to provide information other than that provided here. The Company has not authorized anyone to provide different information. It should not be assumed that the information in this Information Statement or any supplement is accurate as of any date other than the date on the front of the document.

                                                                         ANNEX A



SMITH LYONS
BARRISTER & SOLICITORS       PATENT & TRADE MARK AGENTS

Suite 5800, Scotia Plaza                             Dr. C. Brian Barlow
40 King Street West                                  Patent & Trade Mark Agent
Toronto, Ontario
Canada M5H 3Z7                                       Direct Line: (905) 815-9268
                                                     Direct Fax: (905) 815-9270
Telephone: (416) 369-7200
Facsimile: (416) 369-7250

January 2, 2001

Mr. Alexander Gordin
President
Trimol Group, Inc.
1285 Avenue of the Americas
35th Floor
New York, NY
10019 USA

Dear Mr. Gordin,

RE: Validity and Infringement Opinion
Our Ref: 1160 and 1167

This is an opinion as to validity and infringement of the technology relating to Consumer Portable Electronic Devices described and claimed in the patent applications listed in the Schedule, attached hereto.

Detailed patent searches of United States patents on the mechanically rechargeable metal battery and the in-situ generation of electrolyte subject-matters have been conducted and reviewed. Over one hundred United States patents were identified in the period 1975-2000 inclusive from the IBM patent search web site www.patent.ibm.com using pertinent key words.

In my opinion there were no United States patents found under the searches that should cause a United States patent examiner to find that the patent applications should not be allowable. Further, that there were no patents which dominated the subject-matter of the patent applications as to prevent commercial exploitation of products embodying the technology.

If you have any queries, please let us know.

Yours very truly,
SMITH, LYONS

/s/ Dr. C. Brian Barlow
Registered Patent Agent


cc. Mr. Jack Braverman - President, EONTECH GROUP, INC.

                                    Schedule

------------------------------------------------------------------------------------------------------------------------------------
Internal Reference #      Application #          Filing Date           Title
------------------------------------------------------------------------------------------------------------------------------------
EON-1PUS, 1160 US         09/522,930             March 10, 2000        Ecologically clean mechanically rechargeable air-metal
                                                                       current source
------------------------------------------------------------------------------------------------------------------------------------
EON-1PCA, 1160 CAN        2,301,470              March 15, 2000        Ecologically clean mechanically rechargeable air-metal
                                                                       current source
------------------------------------------------------------------------------------------------------------------------------------
1160 PCT                  PCT/CA00/0l260         October 26, 2000      Mechanically rechargeable metal air battery
------------------------------------------------------------------------------------------------------------------------------------
1167 CAN                  To be assigned         December 7, 2000      A metal-air battery having in-situ generatable electrolyte
------------------------------------------------------------------------------------------------------------------------------------
1167 US                   To be assigned         December 19, 2000     A metal-air battery having in-situ generatable electrolyte
------------------------------------------------------------------------------------------------------------------------------------

                                                                         ANNEX B





                               TRIMOL GROUP, INC.

                                FAIRNESS OPINION





                                                          PRIVATE & CONFIDENTIAL

                               TRIMOL GROUP, INC.

                                FAIRNESS OPINION



                                TABLE OF CONTENTS


1.  INTRODUCTION                                                               1
--------------------------------------------------------------------------------

2.  ENGAGEMENT                                                                 2
--------------------------------------------------------------------------------

3.  INDEPENDENCE OF WISE, BLACKMAN                                             2
--------------------------------------------------------------------------------

4.  CREDENTIALS OF WISE, BLACKMAN                                              3
--------------------------------------------------------------------------------

5.  SCOPE OF REVIEW                                                            3
--------------------------------------------------------------------------------

    5.1      TRIMOL                                                            4
    5.2      ALUMINUM-POWER                                                    5
    5.3      GENERAL                                                           5

6.  ASSUMPTIONS AND LIMITATIONS                                                6
--------------------------------------------------------------------------------

7.  OVERVIEW OF TRIMOL AND THE TECHNOLOGY                                      8
--------------------------------------------------------------------------------

    7.1      TRIMOL                                                            8
    7.2      THE TECHNOLOGY                                                    9

8.  FAIRNESS ANALYSIS                                                         10
--------------------------------------------------------------------------------

9.  FAIRNESS CONCLUSION                                                       10
--------------------------------------------------------------------------------

Table of Contents                                                        Page ii
--------------------------------------------------------------------------------



APPENDIX 1 -- TRADING PRICE AND HISTORY OF TRIMOL'S STOCK                      1
--------------------------------------------------------------------------------

APPENDIX 2 -- VALUATION OF TRIMOL                                              1
--------------------------------------------------------------------------------

    2.1      GENERAL                                                           1
    2.2      EXIM BANK                                                         1
    2.3      JOLLY ALON                                                        3
    2.4      EXIM ASINT                                                        4
    2.5      INTERCOMSOFT                                                      4
    2.6      FAIR MARKET VALUE OF TRIMOL                                       5

APPENDIX 3 -- VALUATION OF THE TECHNOLOGY                                      1
--------------------------------------------------------------------------------

PRIVATE & CONFIDENTIAL


December 28, 2000


Board of Directors
Trimol Group, Inc.
1285 Avenue of the Americas
35th Floor
New York, New York
U.S.A.  10019


Gentlemen:

             RE: Trimol Group, Inc. Fairness Opinion


1.   INTRODUCTION

You  have  requested  our  opinion,  as  independent   business  and  securities
valuators, as to the fairness, from a financial point of view, to the shareholders of Trimol Group, Inc. ("Trimol") of the proposed transaction between Trimol and Aluminum-Power Inc. ("Aluminum-Power") (the "Transaction"), in which Trimol will acquire Aluminum-Power's Aluminum-Air Fuel Cell Technology (the "Technology"), for certain consideration as outlined below.

As contemplated by the draft Acquisition Agreement dated December 27, 2000 (the "Acquisition Agreement"), among Trimol, Aluminum-Power, Jolly Limited Liability Company ("Jolly"), Paul Garnier Ltd. ("Garnier") and Sturge Limited ("Sturge")1. Trimol will acquire the Technology for consideration consisting of (i)
eighty-eight million (88,000,000) shares of Trimol to be issued from Trimol's currently authorized but unissued shares of common stock; (ii) shares representing

----------
(1) Trimol, Garnier and Sturge are referred to herein collectively as the "Trimol Group".

Trimol Group, Inc. Fairness Opinion                                       Page 2
--------------------------------------------------------------------------------

65% of the membership interest of Jolly; (iii) all of the issued and outstanding shares of Garnier; and (iv) a number of shares of Sturge equal to 50% of the Company's total issued and outstanding share capital.

Wise, Blackman has been retained by Trimol to provide its opinion (the "Fairness Opinion") as to the fairness of the Transaction, from a financial point of view, to the Trimol shareholders. Pursuant to a letter of engagement, dated November 2, 2000 (the "Engagement Agreement"), Wise, Blackman will receive a fee, and be reimbursed its out-of-pocket costs and expenses, for the preparation of the Fairness Opinion.

Unless otherwise stated, hereafter, all figures herein are expressed in United States dollars.

2.   ENGAGEMENT

Trimol initially contacted Wise, Blackman regarding a potential valuation assignment in early October 2000. Wise, Blackman was then retained on November 2, 2000. Formal engagement was evidenced by the Engagement Agreement, which provides for Wise, Blackman to review and assess the Transaction, as outlined in the draft Acquisition Agreement, and to provide a written opinion to Trimol as to the fairness of the Transaction.

3.   INDEPENDENCE OF WISE, BLACKMAN

Neither Wise, Blackman nor any of its partners or employees, have been engaged to provide any financial advisory services or any other types of services involving the Trimol Group, Aluminum-Power or any related party, at any time within the last two years, other than in connection with the Transaction. No members of Wise, Blackman, have, or intend to have, any involvement with the Trimol Group, Aluminum-Power or with any interested parties as investors, or any other manner relative to the Trimol Group and Aluminum-Power.

Trimol Group, Inc. Fairness Opinion                                       Page 3
--------------------------------------------------------------------------------

4.   CREDENTIALS OF WISE, BLACKMAN

Wise, Blackman is a nationally-recognized independent consulting firm engaged exclusively in the valuation of businesses, business ownership interests and securities in connection with mergers and acquisitions, distributions of listed and unlisted securities, private placements, exchanges of shares, corporate reorganizations, going-private transactions, leveraged buy-outs and valuations for various other purposes such as income taxation, financing, shareholder agreements and the measurement of economic damages. Our firm, which has been serving as a valuation consultant to business and government for the past twenty years, has performed an extensive number of valuations of public and private enterprises throughout Canada and in the United States. Our principals have been recognized on numerous occasions as experts in business and securities valuation by the courts across Canada and in the U.S. Wise, Blackman was retained by Trimol to provide the Fairness Opinion based on such expertise and its extensive experience, including the valuation of start-up operations, intellectual property and companies in the high technology sector, as well as battery technology.

The Fairness Opinion expressed herein represents the opinion of Wise, Blackman and the form and content herein have been approved for release by Messrs. Richard M. Wise, FCA, CAOIFA, FCBV, ASA, MCBA, C.Arb., CFE, TEP, and Andrew R. Michelin, CA, CBV, CFE, partners of the firm, who have extensive experience in merger, acquisition, divestiture, valuation, fairness opinion and capital market matters.

5.   SCOPE OF REVIEW

In preparing its Fairness Opinion, Wise, Blackman has, among other things, where considered appropriate, relied upon certain financial and other information regarding the Trimol Group and Aluminum-Power as obtained from reports, discussions, investigations, publicly-available

Trimol Group, Inc. Fairness Opinion                                       Page 4
--------------------------------------------------------------------------------

information and a certificate from officers of Trimol and Aluminum-Power as to the accuracy and completeness of certain financial and other information provided by the companies.

Wise, Blackman also obtained background information from public sources and from Trimol and Aluminum-Power's directors, officers, employees and financial advisors. The following sets forth the principal information and documentation from public sources and from Trimol and Aluminum-Power that Wise, Blackman reviewed and, where it considered appropriate, relied upon:

5.1  Trimol

o Annual report (SEC Form 10-K) of Trimol for the year ended December 31, 1999;

o Quarterly reports (SEC Forms 10-Q) of Trimol for the three, six and nine months ended March 31, June 30, and September 30, 2000, respectively;

o    Valuation report of Trimol,  dated November 28, 2000,  prepared by Paritz &
     Company  P.A.,   Certified  Public  Accountants   ("Paritz")  (the  "Paritz
     Opinion");

o Unaudited financial statements of Intercomsoft Limited ("Intercomsoft"), Jolly Alon ("Jolly Alon") Limited, Exim Asint S.A. ("Exim Asint") and Banca Comerciala PE Actiuni "Export-Import" ("Exim Bank") for their fiscal years ended December 31, 1998 and 1999;

o Unaudited non-consolidated balance sheet of Trimol as at June 30, 2000, prepared by Paritz;

o    Various corporate documents provided by Trimol; and

o    Historical trading share price and volume data.

Trimol Group, Inc. Fairness Opinion                                       Page 5
--------------------------------------------------------------------------------

5.2  Aluminum-Power

o    Aluminum-Power Business Plan, dated November 2000;

o    Aluminum-Power corporate brochure;

o Report on the evaluation of the Technology, dated June 25, 2000, prepared by Professor D. W. Kirk, Department of Chemical Engineering and Applied Chemistry, University of Toronto and Professor S. J. Thorpe, Department of Metallurgy and Material Science, University of Toronto;

o Copies of legal receipts from Canadian and United States patent offices regarding the submissions of patents relating to the Technology;

o Various research reports and articles concerning the fuel cell technology industry and companies operating therein;

o    Interviews with senior management of Aluminum-Power; and

o Demonstration of a prototype of Aluminum-Power fuel cell for cellular phones.

5.3  General

o Certain current and historical published stock market and financial data on publicly-traded companies operating in the fuel cell technology industry.


Wise, Blackman has also reviewed and relied upon a final draft of the Acquisition Agreement.

Trimol Group, Inc. Fairness Opinion                                       Page 6
--------------------------------------------------------------------------------

6.   ASSUMPTIONS AND LIMITATIONS

With Trimol's approval as provided for in the Engagement Agreement, Wise, Blackman, has relied upon the completeness, accuracy and fair presentation of all the financial and other information, data, advice, opinions or representations obtained by it from public sources or provided by Trimol, Aluminum-Power and their respective agents and advisors (collectively, the "Material"). The Fairness Opinion is conditional upon such completeness, accuracy and fair presentation of the Material. Subject to the exercise of our professional judgement and except as expressly described herein, Wise, Blackman has not otherwise attempted to verify independently the completeness, accuracy or fair presentation of any of the Material.

Senior officers of Trimol have represented to Wise, Blackman in a certificate delivered as of the date hereof, that, among other things, (i) the information, data and other materials (the "Information") provided orally by, or in the presence of, an officer of Trimol or in writing by Trimol or any of its subsidiaries or their respective agents, to Wise, Blackman relating to Trimol or any of its subsidiaries or the Transaction and, to the best of their knowledge, Aluminum-Power, for the purpose of preparing the Fairness Opinion was, at the date the Information was provided to Wise, Blackman, and is, complete, true and correct in all material respects; (ii) the Information did not and does not contain any untrue statement of a material fact in respect of Trimol, its subsidiaries or the Transaction or to the best of their knowledge, Aluminum-Power, necessary to make the information misleading in light of the circumstances under which the Information was made or provided; and that (iii) since the dates on which the Information was provided to Wise, Blackman, except as disclosed in writing to Wise, Blackman, there has been no material change, financial or otherwise, in the financial condition, assets, liabilities (contingent or otherwise), business, operations or prospects of Trimol or any of its subsidiaries and to the best of their knowledge Aluminum-Power or any of its subsidiaries, and no material change has occurred in the Information or any part thereof which would have or would reasonably be expected to have a material effect on the Fairness Opinion.

Trimol Group, Inc. Fairness Opinion                                       Page 7
--------------------------------------------------------------------------------

The Fairness Opinion is rendered on the basis of securities markets, economic, financial and general business conditions prevailing as at the date hereof and the condition and prospects, financial and otherwise, of Trimol and its subsidiaries and affiliates, as they were reflected in the Material and the Information and as they have been represented to Wise, Blackman in discussions with management of Trimol. In its analyses and in preparing the Fairness Opinion, Wise, Blackman made various assumptions with respect to industry performances, general business and economic conditions and other matters, many of which are beyond the control of any party involved in the Transaction.

The Fairness Opinion has been provided for the use of Trimol's Board of Directors and is not to be disclosed or circulated and may not be used by any other person or relied upon by any other person other than the Board, without the prior express written consent of Wise, Blackman. The Fairness Opinion is given as of the date hereof and Wise, Blackman disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting the Fairness Opinion which may come or be brought to Wise, Blackman's attention after the date hereof. Without limiting the generality of the foregoing, in the event that there is any material change in any fact or matter affecting the Fairness Opinion after the date hereof, Wise, Blackman reserves the right to change, modify or withdraw the Fairness Opinion.

Wise, Blackman believes that its analyses must be considered as a whole and that selecting portions of the analyses or the factors considered by it, without considering all factors and analyses together, could create a misleading view of the process underlying the Fairness Opinion. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Any attempt to partially analyze or summarily describe could lead to undue emphasis on any particular factor or analysis. The Fairness Opinion is not intended to be and does not constitute a recommendation to any stockholder of Trimol as to how such stockholder should vote in connection with the Transaction.

Wise,  Blackman has assumed that the Transaction  will be completed on the terms
described  in  the  Acquisition   Agreement   without  waiver  of  any  material
conditions.

Trimol Group, Inc. Fairness Opinion                                       Page 8
--------------------------------------------------------------------------------

7.   OVERVIEW OF TRIMOL AND THE TECHNOLOGY

7.1  Trimol

Trimol was organized under the laws of the State of Delaware on May 6, 1953. Trimol has been engaged in several different businesses and has effected several name changes since incorporation. For the three years preceding January 6, 1998, the company did not engage in any material operations.

Pursuant to an agreement and the plan of reorganization effective on January 6, 1998, Trimol acquired, directly or indirectly, among other things, all of the issued and outstanding stock of four operating companies: Exim Bank, Jolly Alon, Exim Asint, and Intercomsoft (collectively, the "Subsidiaries"). Jolly Alon is a 65%-owned subsidiary of Trimol; the other three companies are wholly-owned subsidiaries.

Exim Bank, Jolly Alon, Exim Asint and Intercomsoft operate, respectively, a commercial bank, a hotel, an insurance company, and a provider of proprietary technology and equipment required to produce secure, essential government identification documents.

The Subsidiaries are located in the Republic of Moldova ("Moldova"). Moldova, formerly part of the Soviet Union, declared its independence in August 1991, and, shortly thereafter, attempted to implement a series of new economic policies and initiatives.

Moldova must import virtually all of its energy supplies, oil, gas and coal, from Russia. As a result, of economic turmoil in Russia, Moldova has suffered various shortages in energy and other necessary commodities. These economic problems and the political uncertainty within Moldova and surrounding regions have had a negative impact on reforms being instituted by the Moldovan government.

Trimol Group, Inc. Fairness Opinion                                       Page 9
--------------------------------------------------------------------------------

The Moldovan Gross Domestic Product (GDP) had fallen in 1999 and 1998 by 4.4% and 8.6%, respectively. Average per capita income in 1999 was approximately $2,200. The inflation rate for 1999 was 30%, with a comparable rate being projected for 2000.

In summary, hyperinflation, combined with an unstable economic and political climate, has created tremendous uncertainty in the business community.

7.2  The Technology

Aluminum-Power is an alternative energy company that has developed and is ready to commercialize a breakthrough battery technology based on an aluminum-air fuel cell. The application for the technology is portable electronic devices such as: cellular phones, laptop computers, video cameras, personal digital assistants
(PDAs), two-way radios, etc.

In the near-term, six months to one year, Aluminum-Power expects that its technology will penetrate the mobile telephone battery market, development brand-recognition, and enhance its technological leadership and product differentiation through continued investment in research and development. In the mid-term, one to two years, the technology expects to have in production several aluminum fuel cell products, to have penetrated the portable computer battery market, to have formed several strategic distribution alliances, licensing agreements or joint ventures and to have achieved profitably on revenues in excess of $36 million. In the long-term, two to three years, the technology expects to bring to market additional Aluminum-Power products, to have at least a 3% market share in the cellular phone market and a 1.5% market share in the laptop battery market and to have realized revenues in excess of $66 million.

Trimol Group, Inc. Fairness Opinion                                      Page 10
--------------------------------------------------------------------------------

8.   FAIRNESS ANALYSIS

In assessing the fairness of the Transaction to the shareholders of Trimol, from a financial point of view, we considered the following factors:

(a)  The trading price and history of Trimol stock (Appendix 1);

(b) The estimated fair market value of Trimol immediately prior to the Transaction (Appendix 2);

(c)  The estimated fair market value of the Technology (Appendix 3); and

(d)  The estimated fair market value of Trimol, after the Transaction.

9.   FAIRNESS CONCLUSION

Pursuant to the Transaction, Trimol will divest of its interests in Exim Bank, Jolly Alon and Exim Asint and will acquire the Technology. Trimol will also issue eighty-eight million (88,000,000) shares from its currently authorized but unissued shares of common stock. Comparative valuations immediately before and after the Transaction are as follows:

Trimol Group, Inc. Fairness Opinion                                      Page 11
--------------------------------------------------------------------------------

                                                              Post-Transaction
                                                    ---------------------------------
                                 Pre-Transaction          High               Low
                                 ---------------          ----               ---
Fair market value of Trimol                           $ 3,243,000       $ 3,243,000

LESS:  Exim Bank                                         (418,000)         (418,000)
       Jolly Alon                                      (1,241,000)       (1,241,000)
       Exim Asint                                        (205,000)         (205,000)

ADD:   Technology                                      27,574,000        23,825,000
                                                      -----------       -----------

Fair market value of Trimol        $3,243,000         $28,953,000       $2,5204,000
                                   ==========         ===========       ===========


Fair market value per share
(12,039,000 shares)                $   0.2694
                                   ==========

(100,039,000 shares)                                  $    0.2894       $    0.2519
                                                      ===========       ===========

As the fair market value per share of Trimol immediately prior to the Transaction ($0.2694) falls within the range of Post-Transaction fair market values ($0.2519 to $0.2894), and based upon and subject to the foregoing analysis and considerations, in our opinion, the Transaction is fair from a financial point of view, to the shareholders of Trimol.


                                                     Yours very truly,


                                                     WISE, BLACKMAN


                                                     Signed by Wise, Blackman


ARM/cjc

APPENDIX 1 -- TRADING PRICE AND HISTORY OF TRIMOL'S STOCK


Trimol's issued and outstanding share capital totalled 12,039,000 common shares, of which 10,981,800 shares were beneficially owned by three unrelated individuals (the "Insider Shares"). Approximately 8.8 million of the Insider Shares were beneficially owned by Mr. Boris Birshtein, of Toronto, Ontario, Canada. The float, totalling 1.06 million shares, represented only 8.8% of Trimol's total issued and outstanding shares.

On December 27, 2000, the closing price of Trimol's stock was $0.93 on a volume of 300 shares. The previous day, Trimol's stock closed at $0.625, on a volume of 2,000 shares.

Historically, Trimol's stock has been thinly traded and, as a result, its stock price has been volatile. From an issue price of $0.10 per share on January 5, 1998, the trading price increased rapidly, peaking at $15 per share on July 16, 1998. During the seven-month period, January to July 1998, fluctuations in Trimol's stock price were unrelated to the company's underlying operations. Rather, speculators were actively trading the stock in an effort to maintain its overvalued price per share.

Throughout July and during the month of August 1998, Trimol's stock price was relatively stable, at $14.50 per share. On August 27, 1998, on a volume of
13,500 shares, the stock closed at $11.375. After a brief rally in mid-September, 1998, Trimol's stock price began a steady decline, closing at $9.00 per share on August 30, 1999.

Subsequent to that date, the trading price fell sharply, bottoming out at $1.25 per share on December 16, 1999. After a short-lived upturn in the stock price during the last two weeks of December 1999, the downward spiral continued in 2000.

During 2000, trading in Trimol's stock has been sporadic and the stock price volatile, ranging from a low of $0.25 on August 24, 2000 to a high of $1.75 on January 19, 2000.

Appendix 1 -- Trading Price and History of Trimol's Stock                 Page 2
--------------------------------------------------------------------------------

An analysis of the historical trading price of Trimol's stock is summarized below:

                                                             Trimol Shares
                                                            Weighted Average
                                            Historical          Closing            Average Daily
     Period Covered                        Trading Days*         Price                Volume
     --------------                        -------------    ----------------       -------------
     December 5 to 27, 2000                       7              $0.87                 7,486
     October 26 to December 27, 2000             20              $0.85                 5,180
     August 18 to December 27, 2000              30              $0.80                 5,537
     September 9, 1999 to December 27, 2000      60              $1.69                11,700
     March 3, 1999 to December 27, 2000         100              $4.18                 9,967

----------
 * Trimol's stock was not traded every day during the indicated periods.


In our opinion, given the historical trading patterns of Trimol's stock, its stock trading price is a poor indicator of the company's intrinsic value. For this reason, we have rejected the stock market method of valuation and have relied on the Trimol Valuation, prepared by Paritz.

APPENDIX 2 -- VALUATION OF TRIMOL

2.1  General

As Trimol is essentially a holding company, its fair market value is best determined using an Asset-Based Approach. This approach requires the restatement of Trimol's assets and liabilities at their respective fair market values, using valuation methodologies appropriate for each. This required the determination of the fair market values of Trimol's Subsidiaries: Exim Bank, Jolly Alon, Exim Asint and Intercomsoft, and flowing up their respective values to Trimol, the parent company.

2.2  Exim Bank

The Exim Bank operates under a B-License issued by the National Bank of Moldova ("NBM"). The NBM, which regularly revises the capital requirements for banks in the Republic of Moldova, has advised the Exim Bank that, as of January 1, 2001, it will be required to increase its equity to a minimum of 76 million Moldovan Leu (approximately $6 million based upon the September 30, 2000 exchange rate). As a result, Trimol has completed a transaction with Magnum Associates Inc. ("Magnum"), a corporation controlled by Trimol's majority shareholder, in which Trimol exchanged 75% of the issued and outstanding shares of Exim Bank owned by Trimol for an injection of $1,216,000 directly into Exim Bank, thereby increasing the bank's equity, and the conversion of a loan to Trimol in the amount of $722,000 (the "Magnum Transaction").

The Paritz Opinion provides a fair market value range for Exim Bank of $896,000 (using a discounted cash flow (DCF) method) and $3,259,000 (based on net book value). The Paritz Opinion further states that these values may be adversely affected by the bank's inability to raise additional capital.

Appendix 2 -- Valuation of Trimol                                         Page 2
--------------------------------------------------------------------------------

As discussed above, the need for additional capital was addressed through the Magnum Transaction, as a result of which, Trimol's ownership interest in Exim Bank was reduced to 25%.

In valuing Trimol's ownership interest in Exim Bank, we considered (i) The Paritz Opinion, adjusted for the capital injection of $1,216,000; and (ii) the value of Exim Bank implied by the Magnum Transaction:

o Adjusting the Paritz Opinion for the capital injection of $1,216,000 yields a value range of value of $955,000 (DCF) to $4,475,000 (net book value). As Trimol holds a 25% interest in Exim Bank, the pro-rata value of the investment is in the range of $239,000 to $1,119,000. To this range of values, we applied minority and lack of marketability discounts (25% each), yielding a fair market value in the range of $135,000 to $629,000.

o The purchase price paid by Magnum to acquire a 75% interest in Exim Bank is $1,938,000, calculated as the sum of the capital injection ($1,216,000) and the forgiveness of debt owed to Magnum by Trimol ($722,000). The pro-rata value of Exim Bank implied by this transaction is $2,584,000. We understand that, at the date of this transaction, Magnum was Exim Bank's only source for the financing needed to increase its shareholders' equity as required by the NBM. Therefore, it is reasonable to assume that the purchase price paid by Magnum, and accepted by Trimol, was in the context of a distressed sale and does not necessarily reflect fair market value. Adjusting for the context of the transaction (distressed sale), we added a premium of 25%, yielding an estimated fair market value of $3,230,000.

     The pro rata value of Trimol's 25% interest is $808,000. To this amount, we applied minority and marketability discounts (25% each), yielding a fair market value of $454,000.

Appendix 2 -- Valuation of Trimol                                         Page 3
--------------------------------------------------------------------------------

Based on our analysis and review of the Paritz Opinion and the Magnum Transaction, we estimate that the fair market value of Trimol's 25% interest in Exim Bank was in the range of $382,000 to $454,000 (midpoint, $418,000).

2.3  Jolly Alon

The Paritz Opinion indicates that the fair market value of Trimol's 65% interest in Jolly Alon was in the range of $713,000 (DCF Method) and $2,285,000 (Net Book Value Method).

In valuing Trimol's ownership interest in Jolly Alon, we considered the following:

o In the short-to-medium term, it is unlikely that Trimol would, or even could, cause Jolly Alon to sell its operating assets. Therefore, the realization of Jolly Alon's net asset value is doubtful. Return on investment to a Trimol shareholder will be generated by the cash flow from Jolly Alon's operations. Therefore, the DCF valuation is more relevant than the asset-based conclusion.

o The Paritz Opinion ignores disposition costs such as income taxes on trapped-in capital gains that may be exigible on the sale of Jolly Alon's assets. Such disposition costs would reduce the company's fair market value below net book value.

o As stated in the Paritz Opinion, economic conditions in Moldova are such that it may be difficult to realize the value of certain assets due to a shortage of potential investors. This factor is offset somewhat by the availability of a well-managed local banking system and foreign capital.

Considering, amongst others, the above factors, we reduced the upper end of the valuation range to the midpoint between the DCF Method and net book value method valuation conclusions, i.e.,

Appendix 2 -- Valuation of Trimol                                         Page 4
--------------------------------------------------------------------------------

$1,769,000 and estimated the fair market value of Trimol's interest Jolly Alon as the midpoint between the lower end of the Paritz Opinion range of values and our revised upper end of said range, i.e., $1,241,000.

2.4  Exim Asint

The Paritz Opinion indicates that the fair market value of Exim Asint was in the range of $166,000 (Net Book Value Method) and $205,000 (DCF Method). For purposes of the Fairness Opinion, we estimated the fair market value of Exim Asint to be the upper of the range, $205,000.

2.5  Intercomsoft

The Paritz Opinion indicates that the fair market value of Intercomsoft was in the range of nil (Net Book Value Method) and $1,554,000 (DCF Method). In estimating the fair market value of Intercomsoft, we considered the following:

o As a software company, the determination of Intercomsoft's fair market value favors a DCF rather than asset-based approach.

o The value of Intercomsoft lies in the value of its intangible assets, i.e., the Intercomsoft System leased from Supercom (an unrelated company), the Supply Agreement with the Government of Moldova, and other technology used by Intercomsoft in connection with the Supply Agreement, all of which are not reflected on the company's balance sheet. Rather, the value of the intangible assets can only be measured through the cash flow generated therefrom.

Appendix 2 -- Valuation of Trimol                                         Page 5
--------------------------------------------------------------------------------

Considering the foregoing factors, we estimate Intercomsoft's fair market value, using the DCF Method, to be $1,554,000.

2.6  Fair Market Value of Trimol

After having determined the fair market value of Trimol's subsidiaries, the ensuing step is to restate the company's net book value, giving effect to the Magnum Transaction:

                                          Pre-Magnum Transaction                            Post-Magnum
                                          (As at June 30, 2000*)        Transaction         Transaction
                                          ----------------------        -----------         -----------
    Assets:
         Cash                                 $     27,000                                $     27,000
         Prepaid expenses                           24,000                                      24,000

    Investment in subsidiaries:
         Exim Bank                               3,259,000              $(2,140,000)**       1,119,000
         Jolly Alon                              2,825,000                                   2,825,000
         Exim Asint                                166,000                                     166,000
         Intercomsoft                             (164,000)                                   (164,000)
                                                ----------              -----------         ----------

                                                $6,137,000              $(2,140,000)        $3,997,000
                                                ==========              ===========         ==========

    Liabilities:
         Accrued liabilities                    $  226,000                                    $226,000
         Note payable, Magnum                      722,000              $  (722,000)             --

    Stockholders' equity                         5,189,000                                   5,189,000
    Loss on disposition of a 75%
    interest in Exim Bank                            --                  (1,418,000)***     (1,418,000)
                                                ----------              -----------         ----------

                                                $6,137,000              $(2,140,000)        $3,997,000
                                                ==========              ===========         ==========

----------

* We assumed no material changes in Trimol's financial position from June 30, 2000 to the date hereof.

** 75% of net book value prior to capital injection plus 25% of capital injection.

*** Proceeds of disposition ($1,938,000) minus 75% of net book value after capital injection ($3,356,000).

Appendix 2 -- Valuation of Trimol                                         Page 6
--------------------------------------------------------------------------------

To determine the fair market value of Trimol, we added/deducted the difference between fair market value and net book value of each Subsidiary to/from Trimol's Post-Magnum net book value.

     Net book value of Trimol:
          Shareholders' equity                                                   $5,189,000
          LESS:  Loss on disposition of Exim Bank                                (1,418,000)
                                                                                -----------
                                                                                  3,771,000

        Adjustments              FMV               NBV         Adjustment
        -----------              ---               ---         ----------
          Exim Bank          $  418,000       $1,119,000      $  (701,000)
          Jolly Alon          1,241,000        2,825,000       (1,584,000)
          Exim Asint            205,000          166,000           39,000
          Intercomsoft        1,554,000         (164,000)       1,718,000          (528,000)
                                                              -----------       -----------
     Fair market value of Trimol                                                $ 3,243,000
                                                                                ===========
     Fair market value per share (12,039,000 shares)                            $    0.2694
                                                                                ===========

APPENDIX 3 -- VALUATION OF THE TECHNOLOGY


The fair market value of the Technology was determined using the discounted cash flow (DCF) approach.

Our application of the DCF Approach involved the following distinct steps:

(e) Reviewing financial Projections prepared by Aluminum-Power, including the underlying assumptions and calculations on which they are based. In addition, we performed sensitivity analysis, adjusting the Projections for different market penetration rates, yielding three distinct scenarios as to projected results and, ultimately, the fair market value of the Technology.

(f) Applying to the Projections risk factors and other adjustments to arrive at Discretionary Cash Flow for each year of the Projection Period. Discretionary Cash Flow is defined as the indicated, or maintainable, after-tax operating cash flow, net of capital investment or sustaining capital reinvestment required, available for payment of dividends, capital expansion, debt reduction or a combination thereof.

(g) Determining the present value of Discretionary Cash Flow at the date hereof by applying an appropriate discount rate, having regard to the internal and external factors impacting the Technology, including rates of return on alternative investments, the degree of risk attached in achieving the indicated level of cash flow, future prospects, etc. The discount rate used in determining the fair market value of the Technology was in the range of 23.8% to 25.1%.

(h) Determining the Residual (or terminal) Value of the Technology at the end of the Projection Period and discounting it back to the date hereof. The Residual Value was determined using capitalization rates (multiples) of 7.3 to 7.7 times Discretionary Cash Flow.

Appendix 3 -- Valuation of the Technology                                 Page 2
--------------------------------------------------------------------------------

(i) Aggregating the present values of Discretionary Cash Flow and Residual Value, and deducting the capital injection required to drive the Technology's business to arrive at the fair market value of the Technology.


The fair market value of the Technology under each Scenario was as follows:


                                     Range
                          ---------------------------
                              High            Low
                          -----------     -----------

        Scenario 1        $30,853,000     $26,851,000
        Scenario 2        $27,846,000     $24,092,000
        Scenario 3        $24,106,000     $20,604,000


We assigned equal weights to each scenario and determined the fair market value of the Technology to lie in the range of $23,825,000 to $27,574,000.

To corroborate our valuation conclusion, we considered publicly available information concerning companies operating in the fuel cell technology industry:

------------------------------------------------------------------------------------------------------------------------
                                Price                  Market      Last 12     Last 12      Most Recent   Implied Value
                              Dec. 15,    Shares     Capitaliza-    Months      Months      Quarter Net   of Technology/
     Company        Ticker      2000    Outstanding     tion       Revenue      EBITDA      Book Value     Intangibles
------------------------------------------------------------------------------------------------------------------------
                                ($US)      (mm)       ($US mm)    ($US mm)     ($US mm)      ($US mm)       ($US mm)
------------------------------------------------------------------------------------------------------------------------
Ballard Power       BLDP        68.75      85.5        5,878.1       47.8       (51.2)         672.9        5,205.2
Systems
------------------------------------------------------------------------------------------------------------------------
Ultralife           ULBI         6.25      11.1           69.4       25.1       (11.9)          51.8           17.6
Batteries
------------------------------------------------------------------------------------------------------------------------
Valence             VLNC         9.69      37.9          367.3        5.2       (38.0)          19.0          348.3
Technologies
------------------------------------------------------------------------------------------------------------------------
Electric Fuel Cup   EFCX         5.25      20.3          106.6        2.7        (9.2)          16.2           90.4
------------------------------------------------------------------------------------------------------------------------
Media Technologies  MOTL        15.63      16.8          262.6         --        (9.5)          92.4          170.2
------------------------------------------------------------------------------------------------------------------------

Appendix 3 -- Valuation of the Technology                                 Page 3
--------------------------------------------------------------------------------

A comparison of the implied Technology/Intangibles value of the above companies (none of which is profitable) to the fair market value of the Technology, calculated using the DCF Approach, corroborates our valuation conclusion.

                                                                         ANNEX C



                               TRIMOL GROUP, INC.

                                VALUATION REPORT

                                                         November 28, 2000

Trimol Group, Inc.
1285 Avenue of the Americas, 35th Floor
New York, New York 10019


     Pursuant to the terms of our engagement letter dated October 15, 2000 we have been requested to determine the fair market value of the four operating foreign subsidiaries ("the Subsidiaries") of The Trimol Group, Inc. ("Trimol") as of June 30, 2000.

     In the process of the valuation we have utilized the tax returns and financial statements of Trimol and of the Subsidiaries for the years ended December 31, 1998 and 1999 and the six months ended June 30, 2000, as well as background information which was obtained from the Company. We were also provided with certain industry specific information, which was gathered from various sources. Also utilized were Management's assumptions used to prepare the estimated profit and loss accounts for 2000 and the forecast of the profit and loss accounts for the years 2001 through 2005. Interviews were held with key management personnel and the information obtained therein was also factored into this report. The financial statements for the year ended December 31, 1999 were audited by us and the 1998 financial statements were audited by other auditors, but none of the other information provided had been audited or reviewed. Accordingly, we do not express an opinion or any other form of assurance on such information or the results of the valuation derived there from except for the audited financial statements for December 31, 1999.

     For purposes of this report, Fair Market Value ("FMV") is defined as the price at which the assets would change hands between a willing buyer and a willing seller when the former is not under any compulsion to buy and the later is not under and compulsion to sell, both parties having reasonable knowledge of the facts.

     The estimate of FMV as of the valuation date is based on historical trends and assumptions about future events. Unanticipated events and circumstances may occur subsequent to your receipt of this report. We have no responsibility to update this report.

BUSINESS DESCRIPTION AND OPERATIONS:

Republic of Moldova

     All of the Subsidiaries are located in the Republic of Moldova ("Moldova"). Moldova was formerly ruled by Romania. It became a part of the former Soviet Union at the close of World War II. The Republic of Moldova declared its independence from the former Soviet Union in August 1991 and shortly thereafter began taking strides to implement a series of new economic policies and initiatives. Moldova must import virtually all off its energy supplies, oil, gas and coal, from Russia. As a result of Russia's economic turmoil, Moldova has suffered from various shortages in energy and other necessary commodities. The political and economic problems of the Republic and the surrounding region have had a negative impact on the reforms being instituted by the Country. According to the CIA Fact book for Moldova 2000, the Gross Domestic Product has fallen in 1999 and 1998 by 4.4% and 8.6% respectively. According to the same source, the average per capita income in 1999 was approximately equal to U.S.D.2,200. Other statistics from this source indicate an inflation rate for 1999 of 38% with similar rates being projected for 2000.

     The hyperinflation experienced during the past few years combined with the somewhat unstable economic climate in the region has helped to create tremendous uncertainty in the business community. Accordingly, approaches used to value a similar company in the United States or in Western Europe may not be applicable to a Moldovan enterprise.

TRIMOL GROUP

     Trimol was organized under the laws of the State of Delaware on May 6, 1953. Since that date, Trimol has engaged in several different businesses and has effected several name changes.

     Pursuant to an Agreement and Plan of Reorganization effective on January 6, 1998, Trimol acquired, among other things, all of the issued and outstanding stock of 4 operating companies; Banca Commerciala Pe Actiuni "Export-Import", Jolly Allon Limited, Exim Asint SA, and Intercomsoft Limited. The ownership and operations of each of these companies is as follows:

Banca Commerciala Pe Actiuni "Export-Import"

     Banca Commerciala Pe Actiuni "Export-Import" ("the Bank" or "Exim Bank") was known as Banca de Export-Import a Moldovei S.R.L. prior to 1996. It was established in 1994 and in accordance with a Decree of the President of the Republic of Moldova, was to be owned sixty-five percent by foreign investors and thirty-five percent by the Government of Moldova.

     The Bank received its General Banking License from the National Bank of Moldova in April 1994 and began activity as a new commercial bank in June 1994.

     The Bank was previously a Moldovan extension of the Vnesh_econom Bank of the Soviet Union (now a Russian bank), which then became an international division of the National Bank of Moldova.

     In September 1996, the Bank repurchased the Government of Moldova's ownership interest for approximately U.S.D.700,000. As a result of the Reorganization Agreement, it is a second-tier wholly owned subsidiary of the Company.

     The Bank's head office is located in Chisinau, with two branches located in Ungheni and Comrat, four exchange offices in Chisinau, eleven Registru cash offices (nine in Chisinau, one in Ungheni and one in Comrat), and three specialized offices for Western Union services (one in Chisinau, one in Ungheni and one in Comrat).

     The Bank conducts a variety of commercial banking activities in Moldova. These activities include, among other things, receipt of monetary deposits, granting credit, transactions in foreign currency, financing international transactions and investing in securities. The Bank is, under Moldovan law, an authorized dealer permitted to engage in foreign currency transactions and is licensed to buy and sell Moldovan Government securities.

     Although the Bank's license permits it to engage in most of the services that a commercial bank in the United States or Western Europe would engage in, its actual activities vary in respect to those of United States or Western European banks.

SERVICES PROVIDED BY THE BANK.

     The Bank accepts funds from depositors on a demand or time deposit basis. Interest is paid on all time deposits, both in Moldovan Leu and U.S. Dollars. Only demand deposits in Moldovan Leu made by legal commercial entities are interest bearing. Demand deposits in foreign currency, both personal and commercial, are non-interest bearing. Additionally, those persons and entities that deposit funds on demand are charged a fee for withdrawing their funds. Additional services provided include, but are not limited to, the following:

     (a)  picking up and delivering of cash;

     (b) providing short-term interest bearing loans that in most instances are collateralized with assets in excess of the amount of the loan;

     (c) arranging foreign currency transactions including documentary letters of credit and collection;

     (d) transfers of client funds within Moldova and internationally through wire (or cross) transfers of funds and/or Western Union payments;

     (e)  effecting money transfers for customers via Western Union;

     (f)  issuing and cashing traveler's checks;

     (g)  rental of safety deposit boxes;

     (h) acceptance of utility (telephone, electric) or rental (on government owned properties) payments from customers and non-customers;

     (i) providing cash collection services for the Moldovan State Registration Department (the Registru), the only Moldovan authority to issue identification documents, passports, driver's licenses and other forms of government issued identification documents; and

     (j) bidding on Moldovan government securities at auctions and purchasing same. The Bank also participates in such auctions on its own behalf as principal.

Fees are charged for the above services, with borrowers being charged interest. In Moldova, the concept of a "check," either personal or commercial has not yet been accepted. Transactions are completed in cash or by transfer of funds. Credit cards are not generally accepted nor are long-term loans, mortgages and equipment financing currently used. Loans are secured with collateral. Personal non-collateralized loans are not accepted. The Bank's loans are made on a short-term (three to six months) basis and occasionally yearly. The above transactions can be engaged in with either persons or legal entities.

Jolly Alon Limited:

     In October of 1991, the Government of Moldova established Seabeco Moldova, SA ("SEMSA") to be 65% owned by a private investor with the remaining 35% to be owned by the Government of Moldova. At that time, the Government of Moldova transferred the hotel in

Chisinau that it owned to SEMSA. The hotel was known as the Seabeco Moldova Hotel. Thereafter, the Hotel and SEMSA changed their names to Jolly Alon Limited and Jolly Alon Hotel, respectively.

     Originally opened approximately 30 years ago, the Hotel is primarily used by visiting foreign diplomats, other foreign embassy employees, dignitaries and businessmen. The private investor began a program of reconstruction and refurbishment with its own funds which program currently continues, including the construction of a "wing" currently occupied by the German Embassy and the addition of a sixth floor to the then five story hotel. Other improvements include the installation of fuel storage tanks and the construction of the Hotel's HVAC facilities. The Hotel is situated on government-owned land, which has been rented to the Hotel for a fifty year term and which is located at M. Chibortero Street, Chisinau, Moldova.

     Chisinau is the capital of Moldova, located approximately 800 miles from Moscow, 350 miles from Budapest, 350 miles from Bucharest and 300 miles from Kiev. The Hotel is located approximately twenty minutes from Chisinau's airport, which is serviced by flights from such cities as Athens, Berlin, Bucharest, Istanbul, Kiev, Minsk, Odessa, Prague, Sofia, Warsaw, Budapest, Frankfurt, Moscow, Tel Aviv and Vienna by Air Moldova, Transaero, Air Moldova International, Moldavian Airlines and Tarom.

     The Hotel is centrally located, near Moldova's Parliament, its members' residence, and adjoins a substantial public park.

OPERATIONS. The Hotel's revenues are primarily derived from the rental of its modern well-appointed guest accommodations and from restaurant and bar operations, leasing of space to the German Embassy and leasing of private business offices (to business tenants, including Price Waterhouse Coopers).

     The Company considers the Hotel to be the only "first class" hotel in Chisinau carrying Moldova's designation as a four star hotel with accommodations for up to 120 guests in 80 hotel rooms. Hotel rooms range from single occupancy rooms to suites as follows: single (forty rooms), double (twenty-nine rooms), luxury (three rooms), deluxe (six rooms) and suites (three). Hotel rooms range in price from $95.00 for a single room to $295.00 for a suite with discounts offered for extended residence. Reduced rates are offered during the fall and winter "off-season." All rooms have bath and shower facilities, are air-conditioned, have satellite delivered color TV and direct dial telephones for local and international calls.

     Additional services owned and operated by the Hotel are a full service restaurant opened for guest buffet breakfast (complimentary) and lunch and dinner with a full range of food and beverage offerings, bars, saunas, an indoor swimming pool, beauty salon, barbershop, room service and a small private casino (for Hotel guests only), all serviced by a multi-lingual staff. The Hotel leases retail office space to a clothing boutique, fragrance, jewelry and publications concession and a seller of local artifacts. The Bank provides a small foreign currency exchange office.

     In addition to revenues from room rentals to business/diplomatic travelers, the Hotel also provides business services, meeting/conference rooms, notarial service, and interpretation to and from major European languages, limousine services and tourist services.

CLIENTELE. Hotel guests are primarily businessmen, both foreign and from the Republics which had comprised the USSR, diplomats and other embassy personnel. The area in which the Hotel is located does not have any significant tourism and such travelers comprise only a small number of the Hotel's guests. An unscientific and informal guest survey encompassing the years 1995 - 1998 indicates Hotel usage from personnel from the embassies of over twenty countries (including the United States, Great Britain, Israel and Germany), multi-national corporations and international agencies. Regular guests of the Hotel are the personnel from International Monetary Fund, and the International Bank for Reconstructions and Development (part of the World Bank Group).

     Average unaudited monthly occupancy rates for the years ended December 31, 1999 and 1998 were approximately 38% and 48%, respectively.

COMPETITION. In its locale, the Hotel's competition consists of two other hotels only one of which the Company considers to be of a similar class but lacking the range of services that the Hotel offers. The other hotel is state owned. The Company believes that it competes with the other hotels in its locale on the basis of its physical appearance, the range and quality of services and other amenities offered.

EXIM ASINT SA (THE "INSURANCE COMPANY")

     The Insurance Company has engaged in the insurance business since it began operations in 1995. The Insurance Company's business consists of issuing and underwriting policies principally for property and casualty liability insurance, exclusively to policyholders in Moldova.

     The Insurance Company has received government licenses to issue, and offers, the following types of insurance coverage: Comprehensive Liability Property; Travelers' Medical Insurance; Voluntary Transportation Means Insurance (CASCO); Automobile; government mandated Third-party Automobile Liability; Cargo; Personal Accident; and Voluntary Third Party Liability Coverage.

COMPREHENSIVE  LIABILITY  PROPERTY  INSURANCE.   The  Insurance  Company  offers
comprehensive liability/multi-peril liability insurance providing coverage of 100% of the actual cost of property losses resulting from fire, robbery, larceny, or certain other natural disasters and third party illegal actions. Damage from earthquakes is covered at 80% of the actual cost.

TRAVELERS' MEDICAL INSURANCE. The Insurance Company offers three travelers' medical insurance plans for Moldovan permanent residents traveling abroad. The plans are distinguished by the United States dollar amount of coverage afforded by each plan, which is $15,000, $30,000 or $50,000, respectively. It is customary for certain countries to disallow entry to visitors who do not possess medical insurance covering accidents or illnesses suffered while traveling, as opposed to pre-existing conditions and illnesses.

AUTOMOBILE  INSURANCE.  The  Insurance  Company  offers  Voluntary  Third  Party
Liability Insurance covering losses resulting from road accidents, fire, explosions, natural disaster, theft and third party illegal actions.

     The Insurance Company also offers government mandated Third-Party Liability insurance coverage for automobile accidents, which coverage is mandated for all drivers by the Moldovan Government. Under this coverage, a policyholder whose automobile is damaged is covered for up to 180,000 MDL in damage. In case of bodily injury or death due to an automobile accident, the compensation is not limited by the maximum sum and is paid in the full amount of the actual and real damage as confirmed by the Insurance Company. This automobile insurance excludes from coverage certain hazardous activities, including off-road use, riots, labor actions or other civil disobedience, transportation of explosives, hazardous or flammable content, and accidents sustained while the vehicle was used for commercial purposes. The Insurance Company does not offer insurance, which covers injuries to passengers due to the driver's negligence, nor is the concept of such liability currently recognized under Moldovan law.

PERSONAL ACCIDENT INSURANCE. Personal accident insurance is offered and can cover an insured for up to a specified amount, for death or disability.

CARGO INSURANCE. The Insurance Company offers insurance, which covers damage sustained to commercial goods while in transit.

VOLUNTARY  THIRD  PARTY  LIABILITY  INSURANCE.   The  Insurance  Company  offers
insurance to compensate damages caused to third parties.

USE OF REINSURANCE. The Insurance Company has entered into agreements with certain other insurance companies whereby such companies provide reinsurance to the Insurance Company. Reinsurance is an insurance industry practice of alleviating the primary insurer's risk by means of the assumption by an insurance company, acting as a reinsurer, of a portion of the underlying policy's risk in return for a portion of the premiums generated from such policy. Such reinsurers are typically larger and better capitalized insurance companies. The Insurance Company utilizes reinsurance in order to limit its maximum exposure to significant losses from several policies at or about the same time, or very large losses from any one policy, resulting from events including but not limited to, natural disasters. Reinsurance is customarily renegotiated on a year-to-year basis.

     Under a reinsurance agreement, the primary insurer ordinarily assumes the first portion of a claim ("FIRST TIER") and then it and the reinsurer share the risk of coverage thereafter with the reinsurer assuming more of the claims, and risk, for coverage above the FIRST TIER, while sharing, proportionately, the amount of the premium for the coverage in excess of the FIRST TIER. However, the primary insurer is allowed to take a "commission" (or retain an amount of the premium not proportionate to the risks retained by the primary insurer or assumed by the reinsurer). Although the Insurance Company cedes insurance to the reinsurer pursuant to such agreements, it is not relieved from its obligations to policyholders. The failure of reinsurers to honor their obligations could result in significant losses to the Insurance Company.

     The    Insurance    Company's    principal    reinsurer    is    Muenchener
Rueckversicherungs-Gesellschaft ("Munich Re"), and it has other reinsurers to cover its comprehensive liability insurance policies.

     The Insurance Company is heavily dependent upon Munich Re for reinsurance. Reinsurance is a product used by primary insurers to alleviate risks undertaken when underwriting insurance policies, and borne when substantial claims and losses result from multiple policyholders, or from very large claims and losses of holders in the event of major catastrophes (such as natural disasters). Munich Re is the Insurance Company's primary reinsurer. The Company believes that the loss of Munich Re as a reinsurer, or the reduced capacity or inclination of Munich Re to act as a reinsurer for policies underwritten by the Insurance Company, would not materially adversely affect the ability of the Insurance Company to absorb a significant number of large claims and losses, or any one significant claim and loss, suffered as a result of underwriting policies, as other international reinsurers are available to the Insurance Company at rates competitive with Munich Re.

MANDATORY INSURANCE CLAIMS RESERVES. The Moldova Ministry of Finance requires that insurance companies maintain reserves in an amount at least 50% to 60% of its current premiums to cover losses and claims. The Insurance Company also maintains a reserve at specific rates of net earned premiums, which reserve is set according to market experience as a whole and is not necessarily intended to cover future claims lodged with the Insurance Company.

INVESTMENTS. The Insurance Company receives additional revenues from the investment of premium fund reserves.

SALES AND MARKETING. The Insurance Company is heavily dependent on personal contacts and visits to potential clients, as well as attendance at trade conferences, newspaper and yellow page advertisements and the efforts of commission agents who are not employees of the Insurance Company or other subsidiaries/affiliates of the Company for the marketing of its insurance products. The Insurance Company employs both full-time and part-time sales agents who work strictly on a commission basis.

     The Insurance Company sells insurance policies from its main office in Chisinau and a small marketing extension office located at the Bureau of Registration (automobile) in Chisinau. The Insurance Company also has a sales representative in the German Embassy located in a wing of the Hotel, who sells premium medical insurance to persons applying for visas to travel to countries within the European Union ("EU").

CUSTOMERS. The Insurance Company is dependent upon the economy and other economy related factors in the Republic of Moldova, which have negatively affected the insurance industry and the Insurance Company.

     In 1997 the Insurance Company issued a total of 4,067 policies; in 1998, 3,500 policies and in 1999, 3,970 policies. In 1999, the Bank and the Hotel accounted for approximately 12.4% and 23% of the Insurance Company's premiums, respectively. The Insurance Company also receives client referrals from the Bank of persons/entities seeking insurance upon collateral used to obtain Bank loans.

COMPETITION. According to the Insurance Company management, there are approximately 40 other insurance companies currently operating in Moldova. Competition is primarily based on the rating of premiums, as well as name recognition and quality of customer service. The Insurance Company's management believes that other insurance companies in Moldova are applying premium rates higher than those for comparable policies for Western Europe policyholders. Management believes that the prevalence of local insurance companies, which are not reinsured gives the Insurance Company a competitive edge, as such competitors are and have disregarded their assumed effective risk and endangered their capital in the process. Management believes that its underwriting policies are more prudent than its competitors and its pricing system is based on consideration of the attendant risks and collaboration with reinsurers. The Insurance Company endeavors to compete with such companies on the basis of offering superior service and prompt payment of claims.

CURRENCIES. The Insurance Company conducts its business in MDL; however, reinsurance business is conducted in United States dollars (US$).

INTERCOMSOFT LIMITED

     Intercomsoft  is a provider of  proprietary  technology  and equipment (the
"Intercomsoft System") required to produce secure essential government identification documents. The Intercomsoft System is leased from Supercom, an unrelated company, pursuant to a lease agreement dated August 25, 1995 with a term of ten (10) years, automatically extended for an additional ten (10) years unless prior notification of either party is received.

     An important aspect of Intercomsoft System is that it can be readily connected to any existing computer mainframe or central database (such as a national population registry) to capture millions of records and images of data. These records (and images) are stored and printed at high-level speed to accommodate the needs and demands of the customer.

     Pursuant to the Supply Agreement (as defined below), Intercomsoft leased the Intercomsoft System to the Government of the Republic of Moldova which utilizes it, together with related technology, for national document production, including passports, national identification documents, drivers' licenses and other essential identification products which are processed by Moldovan government employees. Intercomsoft also provides the consumables needed to produce such identification products. Other applications of the technology include police and military use, access control, high security identification, government identification, and company identification products.

     The Intercomsoft System consists principally of a technology of laser printing on plastic which can print up to 450 high quality cards an hour, utilizing a secured proprietary process. At the heart of all of such systems is "ID-SOFT," an ID application generator software that allows these systems to integrate into any given project, such features as fingerprints, palm geometry and signatures, to name just a few.

     The Intercomsoft System utilizes a variety of specially designed consumable materials, which include security features to safeguard the end product. These safety features, coupled with a related secured printing process, help make the end product a more secure document.

     Governments control and mass-produce various types of national identification documents and cards such as passports, drivers' licenses, and national or regional identification cards. Such documents and cards generally provide their owners with the ability to exercise special rights, obtain benefits, or effect transactions. The use of fraudulent identification cards creates national security risks by enabling unauthorized access to sensitive information or secure public facilities. In addition, holders of fraudulent documents or cards can improperly obtain certain benefits and rights such as welfare, or other governmental benefits and access to bank accounts. The costs associated with such fraud, as well as the cost generated by related law enforcement actions are significant. In an effort to combat forgery and fraud, photographic identification cards encapsulated within laminated pouches were developed. However, photographic identification cards can be replicated using widely available advanced color copiers and printers, and laminated pouches have proven easy to delaminate. Consequently, governments are seeking solutions that will heighten security, reduce costs associated with forged or fraudulent identification documents or cards and enable cost-effective production of secure and durable documents and cards. Moreover, due to the increasing sophistication of the technology available for the production of identification documents containing advanced security features, there has been an increase in the cost of producing identification documents.

     The Company believes that Intercomsoft System represents the "state-of-the-art" in secure document production in the Republic of Moldova. Because of the state-of-the-art technology it offers, Intercomsoft has secured a license from the Moldovan Government for official national document production for the Republic of Moldova

MARKET INFORMATION

     Currently, the Moldovan economy is largely based on small and medium sized enterprises, occupied in trade with the Russian Federation, the CIS and Romania. Trade with Western Europe is increasing but still of limited significance.

     Donor organisations such as TACIS, USAID, GTZ and several countries, such as Japan and The Netherlands provide relatively high levels of technical assistance and so far have granted confidence in Moldova's restructuring path.

     Moldova has experienced one of the sharpest falls in GDP in the Commonwealth of Independent States (CIS). Moldova's GDP registered a continuous decline during 1992 - 1999. Although in 1997 the GDP figure in real terms slightly increased (1.6% compared to 1996), it dropped down further and at the end of 2000 it is expected to represent only 47.5% of the GDP in 1993.

     The general decline in the economy negatively influenced the development of financial services market, such as banking and insurance services. Although experts from IMF and the

Government predict a 5% increase of GDP in 2001 and further improvements in the Moldovan economy, management of the Companies treated this prognosis with much scepticism that resulted in rather prudent assumptions.

THE BANKING SECTOR

     Currently the bank sector environment is highly competitive due to the presence of a large number of banks in a small economy. At the moment 19 commercial banks operate on the financial services market. The National Bank performs the role of main regulatory authority of Moldova.

     Last years activity of the National Bank was directed by a strategy intended to improve the overall financial services to the public sector. As a result the National Bank has drawn up the requirements according to which commercial banks had to set the total regulatory capital on the minimum level of MDL 32 million as at 1 January 2001 (at present - MDL 16 million). Another objective of this requirement, besides strengthening of the banks, is the compliance of Moldavian banks with European standards that result in banks maintaining adequate regulatory capital. As the Moldovan banks are not able to generate sufficient amounts of profit from their daily operating activity, due to the current decline in economy, the Banks must attract additional shareholder investment.

     Existing approach to evaluate the Moldovan banks suggests ranking of financial institution stability and reliability on the basis of ratios (working capital ratio, different liquidity ratios, leverage, etc.). Exim Bank, in comparison with others, still keeps a stable position within the ten strongest rated banks. The management has established good relationships with the correspondent banks from Europe and the USA. Exim Bank was first to perform Western Union cash transfer operations.

     Nevertheless the net profit of Exim Bank continues to decrease. One of the main reasons is the decline in the quality of the loan portfolio and the decrease in interest income on loans. Due to the economic situation in Moldova, more borrowers have failed to meet their obligations, and it has become difficult to attract quality loans or investments.

JOLLY ALON

The hotel industry in Moldova is immature. No international chain decided to open a subsidiary in Chisinau, despite the need for quality accommodation. Currently, a number of parties are investigating the market, mainly waiting for the macro economic climate to turn around. The price/quality level is not yet comparable to cities such as Kiev, Bucharest and other big cities of Eastern Europe.

In 1999 Jolly Alon held a share of approximately 40% of the hotel services market in Moldova, calculated as percentage of its revenue to total revenue earned by all hotels.

The hotels currently in Chisinau competing on the International travellers market are presented below:

--------------------------------------------------------------------------------
                                            Stars          Rooms          Rates
--------------------------------------------------------------------------------

Jolly Alon                                   ****            80        90 - 295
Monte Nelly                                  ****            17       120 - 140
Dacia                                        ****            88        70 - 165
Codru                                         ***            80        50 - 300
Cosmos                                        ***           316        50 - 195
--------------------------------------------------------------------------------

Monte Nelly is currently the only hotel that offers accommodation services of similar quality as Jolly Alon, but due to its smaller capacity it cannot challenge the position of Jolly Alon on the market. However, Monte Nelly is now building a new and bigger luxurious hotel in the centre of Chisinau which can attract a part of Jolly Alon clients in the future.

Dacia hotel recently renovated and became a four star hotel, providing high quality services to international travellers. Situated in the same area as Jolly Alon it can be considered to be the main competitor of Jolly Alon on its market segment.

The other hotels are Soviet style hotels, which cater to tourists rather than the upscale business market.

EXIM ASINT

The company operates within the Moldovan market, which consists of 44 insurance companies; the three biggest of which are QBE Asito S.A. (28% of the market), Asito-Trafic S.A. (18% of the market) and Afes-M Srl. (12% of the market). At the moment the company's market share (percentage of total written premiums) is approximately 2%, which places them among the 10 biggest insurance companies in Moldova.

Market analysis shows a decrease in total written premiums during 1999 and 2000 in comparison to the results of the years 1997 and 1998 enhanced by increase in repayments of insurance amounts under the contracts for optional personal insurance. This may be a result of the economical crisis in Russia since 1998. On the other hand there is an upward trend in the premiums written for property and civil liability insurance, which required by the current legislation regulations.

INTERCOMSOFT

The company acts as an exclusive supplier of the equipment and technology required to produce secure essential documents to the Government of the Republic of Moldova. The end users are the population of the Republic, which as at 1 January 2000 amounts to 3.6 million people (without Transnistria), 75% of whom are 16 years of age and older.

Forecasts and assumptions

General assumptions

The basic assumptions of the Companies' management that were used to prepare the forecasted financial information for a five year period through 2005 are presented below.

Exim Bank

Portfolio

Following the requirements of the National Bank of Moldova regarding the increase in capital of financial institutions, the bank intends to issue additional shares of USD one million by the end of year 2000 in order to maintain its current type of licence. These additional sources will be invested during 2001 as follows:

o    Loans will increase by USD 500,000;

o    Deposits in other banks will increase by USD 200,000;

o    State securities will increase by USD 300,000.

Further the management assumes a 2% increase in both assets and liabilities through 2005.

The proportion of non-accrual loans in total loan portfolio will decrease from 20% in 2000 to 15% in 2005.

Investments

Management does not plan significant investments in tangible fixed assets for the forecasted period. Additions will be related only to the replacement of fully depreciated assets and will amount to USD 76,000 for each forecasted year.

Net interest income

The interest spread is expected to remain at the current level of 15% for the entire forecasted period. Specific rates for certain assets and liabilities and the annual interest rates are expected to be as follows:

o    Loans - 27%;

o    State securities - 18%;

o    Due from banks - 8%;

o    Time deposits - 10%;

o    Due to banks - 26%.

Allowance for loan losses

The management expects some improvement in loan recoveries and, therefore, the allowance for loan losses will decrease from the current level of 20% of the total loan portfolio to 18% in 2005.

Loan write-offs will decrease from 10% of the total loan portfolio in 2000 to 8% in 2005.

Non-interest income

Non-interest income mainly includes the commissions and fees received from clients for bank operations and income on foreign exchange trading. Management expects to maintain this income at the current level of USD 95,000 per month.

Staff expenses

Staff expenses include staff salaries, bonuses and other payments as well as contributions for social security. Staff expenses will be maintained at the current level of USD 38,000 per month for the entire forecasted period.

General and administrative expenses

General and administrative expenses include commissions, rent and occupancy costs, repairs and maintenance, communications, transportation and others. Management expects to maintain these expenses at the current level of USD 70,000 per month.

Taxation

The effective tax rate is expected to be 28% for the entire forecasted period.

Capital Requirements

In accordance with applicable regulations of the National Bank of Moldova, Exim Bank is required to increase its capital by an additional USD 1,200,000 on or prior to December 31, 2000, which capital, if provided by investments of foreign shareholders, is required to be invested in the Bank on or before December 10, 2000. If this capital requirement in not met, the bank may lose its ability to operate as a bank in the Republic of Moldova. This could significantly affect the value and marketability of the Bank.

Jolly Alon

Revenue

Revenue from room rentals is based on an expected occupancy rate of 40% and on existing room rates ranging from USD 90 to USD 295 per night for the forecasted period.

Restaurant and bar revenue depends on the number of guests and is expected to remain at the current level of 22% of the total room revenue.

Offices and shops rent is forecasted based on existing contracts with the German Embassy (USD 216,000 per year), Price Waterhouse Coopers (USD 68,000 per year) and other small shops and companies (total of USD 50,000 per year).

Other revenue will represent 8% of the total room revenue.

Cost of revenue

Room and guest expenses are divided into variable and fixed cost. Variable expenses, consisting of room maintenance, breakfast, water supply and guests transportation, represents 18% of total revenue from rooms.

Fixed expenses consist of service personnel salaries and social premiums, energy and heating, equipment maintenance, and current repairs. Management expects to maintain these expenses at USD 35,000 per month.

Cost of restaurant and bar revenue consists of cost of goods and restaurant maintenance, and amounts to 60% of restaurant and bar revenue.

Administrative expenses are fixed and will be maintained at USD 65,000 per month. These expenses include administrative staff remuneration and social premiums, premises insurance, communications, bank charges, computer system maintenance and others.

Investments

Currently the management of the hotel started a total renovation of rooms and furniture. Additional investments of USD 300,000 in 2000 and in 2001 will be needed for this purpose, including the renovation of the restaurant and casino.

Starting In 2002, management expects to investment in tangible fixed assets USD 175,000 each year to replace the items that will be fully depreciated.

Working capital

Management expects to maintain its working capital at the current level of 12% of total revenue for the entire forecasted period.

Taxation

The effective tax rate is expected to be 28% for the entire forecasted period.

Exim Asint

Net premiums earned

The main factors in forecasting of net premiums earned are the number of policies written and average net revenue per policy (net revenue = gross premiums written adjusted for unearned premiums and reinsurer's part of the premium).

Taking into account the competition on the market of insurance services (44 companies), the company's current market share (2%), and its period of activity (since 1995), the company's activity level was assumed to remain at the current level, as most of the client portfolio is formed by permanent, long term customers. Therefore, the number of written policies and average net revenue per policy are assumed to remain at the current level. The net premiums earned are expected to be at USD 107,000 per year.

Interest income

Interest income mainly comprises interest from securities and deposits in Exim Bank. Based on historical data the annual interest income is expected to be USD 10,000.

Commissions earned from reinsurance

As mentioned above the company transfers insurance risk to other companies and earns commissions on such reinsurance. Commission income is expected to be at the level of USD 38,000 per year.

Losses and loss adjustment reserve

The loss and loss adjustment reserve is an obligatory reserve prescribed by the regulatory authorities. It comprises of the following components:

o    Reserve for catastrophes;

o    Reserve for preventive measures;

o    Reserve for unreported losses;

o    Reserve for reported but unsettled claims.

The reserve for catastrophes is an accumulative reserve and is formed by applying a fixed rate (15%) to the total premiums received during the period. The reserve is expected to increase by USD 39,000 each year.

Reserve for preventive measures is formed by applying fixed rates set for each type of insurance to the total premiums received during the period.

The reserve for unreported losses is calculated as 10% of total premiums received during the period adjusted for reserve for catastrophes and preventive measures.

The reserve for reported but unsettled claims is calculated as the sum of contractual insured amount of claims made minus any payments made by the company to settle its liability. The level of payments made by the company during the forecasted period is expected to be USD 32,000 per year.

The losses and loss adjustment reserve is adjusted for the reinsurer's part and net changes in the reserve are expected to be at USD 39,000 per year.

Staff expenses

Staff expenses include staff salaries, commissions to agents and other payments as well as contributions for social security. Staff expenses will be maintained at the current level of USD 38,000 per year for the entire forecasted period.

Other operating expenses

Other operating expenses relate to advertising, rent and occupancy costs, communication, transportation, consulting services, insurance and others. Management expects to maintain these expenses at the current level of USD 47,500 per year.

Taxation

The effective tax rate is expected to be 28% for the entire forecasted period.

Intercomsoft

Revenue from lease

The revenue received in the form of lease payments has a linear correlation with the number of documents produced as the amount of lease payment made by the client equals the number of documents produced multiplied by the fixed rate (USD 10 for each passport and USD 4.5 for any other document). Therefore the main assumption in revenue forecasting was a forecast of the quantity of each type of documents produced. The following assumptions were made in forecasting of the revenue:

The documents produced can be divided into essential (ID cards), and optional/voluntary (passports, driving licences and vehicle permits). The first group of documents was projected on the basis of historical information (number of documents already issued), validity period (25 years for IDs) and statistical data obtained from the Department of Statistics of the Republic of Moldova on the population. The second group of documents are forecasted based upon historical data. Document production is expected to decrease due to the fact of limited travel by the residents of Moldova and the fact that many new documents were necessary upon formation of the new republic.

o    The fixed rates applied at the moment will remain the same.

o    A major existing contract terminates in April 2006.

o It is important to note that the government could cancel this contract with due cause.

Cost of revenue

Cost of revenues comprised of two elements: (1) cost of equipment and spare parts used to administer orders and deliveries and (2) the share of profits to be paid to Supercom in accordance with the existing agreement. The following assumptions are made:

o The first element of cost of sales is assumed to be 20% of revenue based upon historical data.

o The second element (profit share) is forecasted on the basis of the terms of the agreement between the company and Supercom as 25% of gross profit, calculated as revenue minus all direct costs incurred by the company in respect of production process.

General and administrative expenses

The major components of general and administrative expenses are 1) marketing and promotion expenses (USD 432,000 per year) as a result of the agreement signed between the company and Hunbury Trading Ltd. at the beginning of 2000 and 2) costs allocable to the operations of the foreign management office. The management assumes that these expenses will take place during the period under forecast.

Interest income

The company places its free cash resources into the bank earning additional interest revenue.

Taxation

The company is a non-resident Irish company that is wholly owned and controlled from outside of Ireland and does not undertake any activities within this jurisdiction. Therefore according to a legal opinion it is not taxable on the territory of Ireland.


Valuation Methodology:

     The three generally accepted methods of valuation are (a) market value approach, (b) net book or asset value approach and (c) income or capitalized earnings approach, also known as the investment or discounted cash flow approach. In determining the FMV of the Subsidiaries we considered those methods, and, in our opinion, the net book value method and the investment method are appropriate in theses circumstances.

Market Value Approach:

     The market value approach assigns a value to an entity based upon sales of businesses in similar industries. Trimol's primary operations are in the Republic of Moldova, and our research indicates that sales of similar entities have not taken place. Accordingly, we feel that this method is inappropriate in the given economic environment.

Net Book or Asset Value Approach:

     The net book value or asset approach attempts to value a business based on the fair value of the Company's assets less the fair amount of any liabilities. This method is generally desirable in the valuation of businesses, which have significant investments in property and equipment and other tangible assets. Economic conditions in the Republic of Moldova are such that it may be difficult to realize the value of certain assets in the Group due to a lack of available investors, however, due to the availability of a well managed local banking system and foreign capital, the inherent underlying value of assets may result in a sale which approximates net book value.

Income or Capitalized Earnings Approach:

     The investment method capitalizes the adjusted income stream of the business entity as well as an average assumed rate of return on the owner's investment in the entity to establish the valuation. The income stream is determined by adjusting the historical and projected earnings of the business by certain non-recurring or unusual items, interest expense, and the add back of owner's compensation and benefits.

     This method uses three types of management decisions that determine the value of a company.

o    Operating decisions;

o    Investment decisions;

o    Financing decisions.

Operating and investment decisions jointly determine the free cash flow from operations. These management decisions are basically the driving forces of the company and therefore determine the corporate value. The financing decisions, (e.g. the financial structure the management chooses to maintain), determine the cost of capital of the company which is also the discount rate applied to the free cash flow from operations to arrive at the present value of the future cash flows.

Two DCF models can be used to value a company:

o    Enterprise discounted cash flow model;

o    Equity discounted cash flow model.

The enterprise DCF model values the equity of a company as the value of a company's operations less the value of debt. The value of operations equals the discounted value of expected future free cash flow. Free cash flow is equal to the after-tax operating earnings of the company, plus non-cash charges such as depreciation, less investment in operating working capital, property, plant and equipment, and other assets. Under this method, free cash flows are discounted at a weighted average cost of capital, which is the result of combination between the cost of equity and cost of external debt.

This model will be applied to determine the value of the equity of Jolly Alon and Intercomsoft as being more appropriate for their type of activity.

The equity DCF model discounts the cash flow to the equity owners at the cost of equity. Free cash flows to shareholders equal cash from operations, plus sources (increase in liabilities) less uses (increase in assets) from the balance sheet.

This model is best suited to financial institutions such as banks and insurance companies, due to specific financing of these activities, and will be applied to determine the value of the equity of Exim Bank and Exim Asint.

Cost of equity

The calculation of cost of equity for the Companies is presented in the table below:

------------------------------------------------------------------------------
Company         Risk free   Expected   Market risk   Company   Cost of equity
                     rate    rate of       premium      risk
                              return   (3)=(2)-(1)       (4)  (5)=(1)+(3)*(4)
                      (1)        (2)
------------------------------------------------------------------------------

Exim Bank            9.9%        19%          9.1%       1.2            20.8%
Jolly Alon           9.9%        16%          6.1%       1.0            16.0%
Exim Asint           9.9%        15%          5.1%       2.0            20.1%
------------------------------------------------------------------------------

Intercomsoft is expected to maintain an average return on equity for the forecasted period of 20% per year. This rate was used to discount Intercomsoft future cash flows from operations.

The risk free rate represents the risk of the country in which a company is operating and usually equals to long-term government securities rate. The average yield on long-term Moldovan Government bonds (9.875% per year) subscribed by Merrill Lynch was used for the purpose of this assignment.

Expected rate of return is based on the average return on equity for 1999 on the markets where each company operates.

Company risk was estimated taking into account the size of each company and their position on the market compared to other companies operating on the same market.

Weighted-average cost of capital

Under the enterprise DCF model, used to determine the value of Jolly Alon and Intercomsoft, free cash flows are discounted at weighted-average cost of capital
(WACC), which is a combination of cost of equity and cost of external financing.

Both Jolly Alon and Intercomsoft currently do not have any long term external financing and do not expect to attract any in the future. The WACC for these companies will equal their cost of equity.

Companies' value under DCF method

The fair market value of the companies' equity according to DCF method is presented in the table below. The value is calculated based on the discount rates determined above and the forecasted financial information presented.

Company                                               Market value of
                                                               equity
(in thousands USD)

Exim Bank                                                         896
Jolly Alon (65%)                                                  713
Exim Asint                                                        205
Intercomsoft                                                    1,554

                                   CONCLUSION


The following table presents the Fair Market Value of the Companies based on the two selected methods.


                                                                    Net book
                                                                       value
Company                                       DCF method              method
(in thousands USD)
-----------------------------------------------------------------------------

Exim Bank *                                          896               3,259

Jolly Alon (65%)                                     713               2,825

Exim Asint                                           205                 166

Intercomsoft                                       1,554                 ---

-----------------------------------------------------------------------------

     * This value may be adversely affected by the bank's ability to raise additional capital as described previously in this report.

     Based upon the above analysis, the fair value of each Company on June 30, 2000 is expected to be between the amount shown for the DCF method and the Net Book Value method.

     We will be pleased to discuss this report and any other matter with you at your convenience.


                                                PARITZ AND COMPANY, P.A.

                                     ANNEXES

Intercomsoft Ltd.
Equity value calculation

-----------------------------------------------------------------------------------------------------------------------------------
                                                 Estimated      Forecasted    Forecasted    Forecasted    Forecasted     Forecasted
                                              Jun - Dec 2000        2001          2002          2003          2004           2005
-----------------------------------------------------------------------------------------------------------------------------------
(in thousand of USD)
EBIT                                                    385          709           619           559           529            499
Taxes on EBIT                                            --           --            --            --            --             --
                                             --------------------------------------------------------------------------------------

EBI                                                     385          709           619           559           529            499

Change in working capital                                10           14            11             8             4              4
                                             --------------------------------------------------------------------------------------

Free cash flows                                         395          723           630           567           533            503

Discount factor                            20%       0.9129       0.7607        0.6339        0.5283        0.4402         0.3669

Explicit forecast value                 2,028           361          550           400           299           235            184
Terminal value                             --
                                   ----------
Total entity value                      2,028

Value of debt                           (474)
                                   ----------

Equity value                            1,554
-----------------------------------------------------------------------------------------------------------------------------------

BCA "Export - Import"
Equity value calculation

-----------------------------------------------------------------------------------------------------------------------------------
                                                 Estimated      Forecasted    Forecasted    Forecasted    Forecasted     Forecasted
                                              Jun - Dec 2000        2001          2002          2003          2004           2005
-----------------------------------------------------------------------------------------------------------------------------------
(in thousand of USD)
Free cash flows to equity                          (414)            320            342           379           416            448

Discount factor                     20.8%         0.9517         0.7532         0.6235        0.5161        0.4273         0.3537

Explicit forecast value               592          (394)            241            213           196           178            158

Terminal value                        304                                                                                     860
                                 --------

Total equity value                    896
------------------------------------------------------------------------------------------------------------------------------------

Jolly Alon Ltd.
Equity value calculation

-----------------------------------------------------------------------------------------------------------------------------------
                                                 Estimated      Forecasted    Forecasted    Forecasted    Forecasted     Forecasted
                                              Jun - Dec 2000        2001          2002          2003          2004           2005
-----------------------------------------------------------------------------------------------------------------------------------
(in thousand of USD)
EBIT                                                  185           270            309           305           300           306

Taxes on EBIT                                        (52)          (76)           (87)          (85)          (84)          (86)
                                             --------------------------------------------------------------------------------------

EBI                                                   133           194            223           220           216           220


Depreciation                                          162           283            244           248           253           247

Capital expenditures                                (320)         (351)          (192)         (176)         (176)         (176)

Change in working capital                             (7)           31              --            --            --            --
                                             --------------------------------------------------------------------------------------

Free cash flows                                      (32)           157            275           292           294           292

Discount factor                        16.0%       0.9285        0.8004         0.6900        0.5948        0.5128        0.4421


Explicit forecast value                  739         (30)           126            190           174           151           129

Terminal value                           356                                                                                 806
                                   ---------

Total entity value                     1,096


Less 35% Government shares             (383)

Equity value (Trimol Group part)
                                         713
-----------------------------------------------------------------------------------------------------------------------------------

Exim Asint S.A.
Equity value calculation

-----------------------------------------------------------------------------------------------------------------------------------
                                                 Estimated      Forecasted    Forecasted    Forecasted    Forecasted     Forecasted
                                              Jun - Dec 2000        2001          2002          2003          2004           2005
-----------------------------------------------------------------------------------------------------------------------------------
(in thousand of USD)

Free cash flows to equity                          (30)               69            73            67            68            68

                                    20.1%
Discount factor                                  0.9532           0.7598        0.6326        0.5267        0.4386        0.3652


Explicit forecast value               160          (29)               52            46            35            30            25

Terminal value                         45                                                                                    124
                                 --------

Total equity value                    205
-----------------------------------------------------------------------------------------------------------------------------------

                                                                         ANNEX D


                        TECHNOLOGY ACQUISITION AGREEMENT


     THIS TECHNOLOGY ACQUISITION AGREEMENT, made and entered into as of this 11th day of January, 2001, by and between Aluminum-Power Inc., a corporation duly organized under the laws of the Province of Ontario, Canada, and having its principal place of business at 87 Scollard Street, Toronto, Ontario, M5R 1G4, Canada (hereinafter referred to as the "Seller" or "Licensor") and Trimol Group Inc., a corporation duly organized under the laws of the State of Delaware and subject to the reporting requirements imposed pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and having its principal place of business at 1285 Avenue of the Americas, 35th Floor, New York, New York 10019 (hereinafter referred to as the "Purchaser" or, the "Licensee").

                              W I T N E S S E T H :

     WHEREAS, Seller desires to sell and/or license certain of its technology pursuant to the terms and conditions hereof; and,

     WHEREAS, Purchaser desires to purchase such technology in accordance with the terms and provisions hereof.

     NOW, THEREFORE, in consideration of the premises and of the mutual promises herein contained, the parties hereto agree as follows:

1.   PURCHASE AND SALE

     1.1  Transfer of Seller's Technology

     Subject to the terms and conditions of this Agreement, Purchaser, in reliance upon Seller's warranties and representations herein made, shall purchase and/or acquire from Seller, and Seller shall transfer and convey to the Purchaser, certain patent applications listed on Schedule "B" and certain licenses listed on Schedule "A", including all current know-how and proprietary information specifically relating thereto and all Improvements (as hereinafter defined) thereto.

     "Improvements" shall mean mechanical improvements and modifications only and, without limiting the foregoing, shall not include any metallurgical, chemical or compositional improvements or modifications.

     All technology of Seller to be transferred to the Purchaser pursuant hereto, being the proprietary rights listed on Schedule "B" and the contract rights listed on Schedule "A", are sometimes collectively referred to as the "Seller's Technology".

     The Purchaser acknowledges receiving copies of the patent applications referred to in Schedules "A" and "B".

     1.2  Excluded Technology

     It is understood by the parties that the Seller's Technology being sold and transferred hereunder specifically excludes certain technology which is more specifically defined and described in the Schedule of Excluded Technology, Schedule C, attached hereto and made a part hereof (hereinafter collectively referred to as the "Excluded Technology").

     1.3  Encumbrances

     The sale and transfer of Seller's Technology shall, at the time of Closing, be free and clear of all obligations, security interests, liens, infringements, claims and encumbrances whatsoever, except to the extent expressly included in the Schedule of Encumbrances, Schedule D, attached hereto and made a part hereof.

     1.4  Purchase Price

     In consideration for the sale of the Seller's Technology to Purchaser, Purchaser shall pay Seller as follows:

          (a) Eighty-eight million (88,000,000) shares of Purchaser's common stock, $0.01 par value, which shall be duly authorized, validly issued, fully paid and non-assessable (hereinafter referred to as the "Purchaser Stock");

          (b) Shares representing one hundred percent (100%) of the membership interests of Jolly limited liability company (hereinafter referred to as "Jolly"), a Wyoming Limited Liability Company, which shall be duly authorized, validly issued, fully paid and non-assessable (hereinafter referred to as the "Jolly Stock");

          (c) All of the issued and outstanding corporate shares of Paul Garnier Limited (hereinafter referred to as "Garnier"), a company limited by shares incorporated under the laws of Ireland, which shall be duly authorized, validly issued, fully paid and non-assessable (hereinafter referred to as the "Garnier Stock"); and,

          (d) An amount of corporate shares of Sturge Limited (hereinafter referred to as "Sturge"), a company limited by shares incorporated under the laws of Ireland, equal to fifty percent (50%) of the total amount of issued and outstanding corporate shares of Sturge which shall be duly authorized, validly issued, fully paid and non-assessable (hereinafter referred to as the "Sturge Stock").

     1.5  Reduction of Purchase Price Following the Closing.

     Subsequent to the Closing and in the event of the denial or rejection of a material claim in the Patent Application by the United States Patent and Trademark Office, or the issuance by a court of competent jurisdiction of any judgment, order or decree finding invalid or unenforceable any patent claim or claims which provide material protection for the items specifically listed in Schedules A and B, attached hereto and made a part hereof, as being practiced at the time or as expected by Purchaser to be practiced in the future, or in the event of a bona fide dispute between Seller and Purchaser as to the invalidity of any patent not judicially determined to be invalid, or in the event that the protection of the Patent Rights is insufficient to prevent competitors from making and selling devices substantially identical to those listed in Schedules A and B, the parties agree to meet forthwith and negotiate in good faith to resolve:

          (a) Whether and to what extent such invalidity or unenforceability adversely affects material protection for the items listed in Schedule A and B taking into consideration the protection afforded by other Patent Rights; and, if so,

          (b) A reduction in and cancellation of the amount of shares of Purchaser's stock, as agreed to by Purchaser and Seller.

     1.6  Closing

     The "Closing" means the settlement of the obligations of Seller and Purchaser to each other under this Agreement, including the payment of the purchase price to Seller as provided in Paragraph 1.4 above and the satisfactory fulfillment of the condition precedents provided for in Paragraph 7 hereof. The Closing shall be held at the offices of Spitzer & Feldman, P.C., 405 Park Avenue, 6th Floor, New York, New York 10022 on or about February 16, 2001 (the "Closing Date").

     1.7  Access and Information

     Seller shall give to Purchaser, Purchaser's accountants, technical personnel, counsel and other representatives access, during normal business hours, from the date hereof to Closing, books, records, contracts and commitments of Seller (including Contract Rights) and shall furnish the Purchaser, during such period, with information concerning Seller's Technology as the Purchaser may reasonably request. Such information shall be subject to the provisions of Paragraph 8.15.

     1.8  Conduct of Business

     Seller warrants and represents, and covenants and agrees with Purchaser that, pending completion of the Closing, unless otherwise agreed upon in writing by the Purchaser:

          (a) Seller shall not sell, license, contract, commit or otherwise encumber Seller's Technology, other than in the ordinary course of business;

          (b) Seller shall not amend, modify or terminate any agreement to which it is a party and which in any way relates to Seller's Technology, other than in the ordinary course of business; and,

          (c) Seller and its officers and employees shall use their best efforts to preserve the business organization, Contract Rights, Patent Rights and Proprietary Rights in good order; and to preserve for the Purchaser the goodwill of those having any business relationship with Seller which relates to Seller's Technology or any portion thereof.


2.   COVENANTS, WARRANTIES AND REPRESENTATIONS OF SELLER

     Seller warrants and represents to Purchaser as follows:

     2.1  Corporate Organization

     Seller is a corporation duly organized, validly existing and in good standing under the laws of the Province of Ontario and has full power and authority to carry on its current business and to own, use and sell its assets and properties, including Seller's Technology.


     2.2  Corporate Authority

     The execution and delivery of this Agreement to Purchaser and the carrying out of the provisions hereof have been duly authorized by the Board of Directors of Seller and authorized by Seller's shareholders, and at Closing, Seller shall furnish Purchaser duly certified copies of the authorizing resolutions of Seller's Board of Directors and its shareholders.

     2.3  Noninfringement

     Seller represents and warrants that the Proprietary Rights, in whole or in part, do not infringe any patents, copyrights, trade secrets, trademarks or other proprietary rights of any third parties and, Seller represents and warrants that no consents, approvals, authorizations, rights or licenses are required from third parties to exercise any rights with respect to Seller's Technology or any portion thereof.

     2.4  Proprietary Rights

     The Proprietary Rights are in full force and effect and there are no liens, claims, encumbrances, proceedings or causes of actions which in any way affect the validity or enforceability of such Proprietary Rights.

     2.5  Contracts, Licenses, Permits and Approvals

          (a)  Seller  has  no  presently   existing  contracts  or  commitments
               extending beyond the execution date hereof which in any way relate to Seller's Technology.

          (b) Seller agrees to promptly update Purchaser of any changes in status, prior to Closing, of the Paragraph 2.5 representations.

     2.6  Compliance

     Neither the execution and delivery of this Agreement, nor any instrument or agreement to be delivered by Seller to the Purchaser at the Closing pursuant to this Agreement, nor the compliance with the terms and provisions thereof by Seller, will result in the breach of any applicable statute or regulation, or any administrative or court order or decree, nor will such compliance conflict with, or result in the breach of any of the terms, conditions or provisions of the Articles of Incorporation and By-laws (or similar governing documents) of Seller, as amended, or any agreement or other instrument to which Seller is a party, or by which Seller is or may be bound, or constitute an event of default or default thereunder, or with the lapse of time or the giving of notice or both constitute an event of default thereunder.

     2.7  Litigation

     There is no suit or action, or legal, administrative, arbitration or other proceeding or governmental investigation affecting Seller's Technology pending, or to the best knowledge and belief of Seller, threatened against Seller which materially or adversely affects Seller's technology or the business of Seller relating to Seller's Technology. Seller further warrants and represents that there is no outstanding judgment, decree or order against Seller which affects Seller or Seller's Technology in any way.

     2.8  Effect of Agreement

     The terms and conditions of this Agreement and all other instruments and agreements to be delivered by Seller to Purchaser pursuant to the terms and conditions of this Agreement are valid, binding and enforceable against Seller in accordance with their terms, subject only to applicable bankruptcy, moratorium and other laws generally affecting the rights and remedies of creditors.

     2.9  Good Title

     Notwithstanding the terms of Paragraph 8.11 herein, the representations contained herein shall remain in effect from the Closing Date through the period of time in which the items listed on Schedules A or B are afforded proprietary (patent) protection by the United States Patent and Trademark Office, plus six
(6) years:

     (a) Seller has and shall transfer to Purchaser at Closing good and marketable title to Seller's Technology, free and clear of any and all claims, rights, security interests, encumbrances or liens. Seller is the owner of all rights to Seller's technology, including all common law, statutory and other rights therein, free and clear of any rights or claims or licenses of others, and has not entered into any agreements or contracts authorizing others to use the Seller's technology and Seller has not requested any person or entity to cease or modify any activity or product or to take out a license for such activity or product by reason of past, present or prospective infringement of any Patent Rights.

     (b) There is no pending or threatened litigation related in any way to the validity, use or enforceability of any of the Patent Rights, and all of the right, title and interest in and to the items listed in Schedules A and B acquired by Purchaser under this Agreement are free and clear of all claims, liens, encumbrances or other claims of creditors of Seller.

     (c) At Closing, Seller will have conveyed to Purchaser good and clear title to the items listed in Schedule A and B, and Seller represents and warrants that the items listed in Schedules A and B are free and clear of all claims, liens and encumbrances.

     (d) Seller has not and will not enter into any agreement or other obligation which in any way limits or would limit the rights of Purchaser to the items listed in Schedules A and B.

     (e) All orders of which Seller is aware as of the date hereof regarding possible sale, lease, or license of the items listed in Schedules A and B have been disclosed to Purchaser in writing.

     (f) There are no complaints, data or other communications evidencing a material defect or problem in the items specifically listed in Schedules A and B with respect to the design, manufacturability, operation, yields, production efficiencies, reliability, customer acceptance, governmental acceptance or approval has been provided to Purchaser.

     2.10 Prosecution of Patent Applications.

     Seller covenants and agrees, at its own cost, to provide reasonable assistance to Purchaser in the prosecution of all pending United States Patent Applications (and foreign counter-parts thereof) and foreign patent applications and also any applications with respect to inventions relating to the items listed in Schedules A and B and invented prior to the date hereof. Seller shall not have the obligation to appeal any final determination of the Patent Examiner except to the extent set forth below. Seller agrees to provide Purchaser with a copy of every office action, amendment and other communication to or from Seller with respect to such applications and Seller further agrees to provide Purchaser with reasonable prior notice in writing of all material decisions and elections of Seller with respect to such applications.

     Seller agrees to provide reasonable assistance to Purchaser to prosecute, through appeal, to the Patent Office Board of Appeals and the Court of Customs and Patents Appeals (or alternatively, the United States District Court, as may be appropriate under the circumstances), all continuing applications finally rejected by the Patent Examiner, including rejected claims reasonably believed by the Patent Examiner, including rejected claims reasonably believed by Purchaser to be allowable and which would provide material protection for the items listed in Schedules A and B as being practiced at the time or as expected by Purchaser to be practiced in the future.

     2.11 Representations and Warranties

     No representation or warranty by Seller in this Agreement or any document provided hereunder contains or will contain any untrue statement or omissions, or will omit to state any material fact necessary to make the statements contained herein or therein not misleading. All representations and warranties made by Seller in this Agreement and any document provided hereunder shall be true and correct as of the date of Closing with the same force and effect as if they had been made on and as of such date.

     2.12 Due Performance

     Seller has in all material respects performed all obligations required to be performed by it under, and is not in default in any material respect under, or in violation in any material respect of, its Articles of Incorporation and By-laws (or similar governing documents), as amended, or any agreement, lease, mortgage, note, bond, indenture, license or other document or undertaking, oral or written, to which it is a party or by which it is bound, or by which it or any of its properties, assets or technology may be materially affected. Seller is not in violation or default in any material respect of any order, regulation, injunction or decree of any court, administrative agency or governmental body. The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby will not result in any of the violations or defaults referred to in this paragraph.

     2.13 Restricted Stock

     Seller acknowledges and understands that none of the Purchaser Stock issued or transferred to Seller hereunder shall, at the time of Closing, be registered under federal securities laws but, rather, shall be issued pursuant to an exemption therefrom and be considered "restricted stock" within the meaning of Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act").

     Seller further acknowledges and understands that:

          (a) The certificates representing the Purchaser Stock shall bear a legend worded substantially as follows:

               The securities represented by this certificate have not been registered under the Act and are "restricted securities" within the meaning of Rule 144 under the Act. The securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

          (b) The transfer agent of Purchaser shall annotate its records to reflect the restrictions on transfer embodied in the legend set forth above.

          (c) There shall be no requirement that Purchaser register the Purchaser Stock under the Act.

     2.14 Seller's Acknowledgment of Purchaser's Disclaimer

     Seller hereby acknowledges that the Purchaser has disclaimed any and all representations and warranties, either express or implied, concerning the financial conditions of the assets represented by the capital shares of the Jolly Stock, Garnier Stock and Sturge Stock.

3.   COVENANTS, WARRANTIES AND REPRESENTATIONS OF PURCHASER

     Purchaser warrants and represents to Seller as follows:

     3.1  Corporate Organization

     Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is subject to the reporting requirements imposed pursuant to Section 12(g) of the Exchange Act, and has full power and authority to carry on its current business and to purchase, own, use and sell its assets and properties.

     3.2  Corporate Authority

     The execution and delivery of this Agreement to Seller and the carrying out of the provisions hereof have been duly authorized by the Board of Directors of Purchaser and authorized by a majority of the Purchaser's shareholders, and at Closing, Purchaser shall furnish Seller duly certified copies of the authorizing resolutions of Purchaser's Board of Directors and Consents of its shareholders.

     3.3  Capitalization

     The authorized capital stock of the Purchaser immediately prior to Closing will consist of 130,000,000 shares, of which 12,039,000 shares of its $.01 par value common stock are issued and outstanding as of the date hereof. After giving effect to the issuance of its shares, as provided herein, the Purchaser shall have 100,039,000 shares of its $.01 par value common stock issued and outstanding. Additionally, all securities issued by Purchaser as of the date of this Agreement have been issued in compliance with all applicable state and federal laws.

     3.4  Binding Nature

     This Agreement shall be, when duly executed and delivered, a legal and binding obligation of Purchaser, enforceable in accordance with its terms.

     3.5  Warranties and Representations

     No representation or warranty by Purchaser in this Agreement contains or will contain any untrue statement or omission, or will omit to state a material fact necessary to make the statements contained herein not misleading. All representations and warranties made by Purchaser in this Agreement shall be true and correct as of the date of Closing with the same force and effect as if they had been made on and as of such date.

     3.6  Compliance with Securities Laws

     Neither Purchaser nor any officer, director, affiliate, or controlling person of Purchaser has committed any violation, or been in any way in contravention, of any law, rule or regulation governing transactions in securities, in connection with the transactions herein.

     3.7  Inspection and Value

     Purchaser has formed its own opinion as to the value of Seller's Technology being purchased hereunder. Seller's warranties include only such express written warranties as are contained in this Agreement. Any other express warranty, oral or written, not contained in this Agreement are of no force and effect. Seller hereby disclaims all implied warranties, including without limitation, implied warranties of merchantability and implied warranties of fitness for special or ordinary uses or purposes. Purchaser has inspected Seller's Technology to the full extent of Purchaser's desire, and Seller has given Purchaser ample opportunity to conduct such inspections. Seller's Technology, except as expressly warranted or represented herein, are purchased "As Is" and "With All Faults."

     3.8  Litigation

     There are no pending, or to the best knowledge and belief of the Purchaser, threatened actions or proceedings before any court or administrative agency or other authority which might or will materially or adversely affect Purchaser's ability or right to perform all of Purchaser's obligations hereunder.

     3.9  Conduct of the Business

     Purchaser covenants that pending the Closing:

          (a) Except as otherwise described herein, or as may be necessary to effect the transactions contemplated by this Agreement, no change will be made in Purchaser's Certificate of Incorporation or bylaws and no change will be made in Purchaser's issued shares of stock, as set forth in Paragraph 3.3 above, other than such changes as may be first approved in writing by Seller or pursuant to exercise of outstanding options or warrants.

          (b) No dividends shall be declared and no stock options shall be granted.

          (c) Purchaser shall not sell any of its assets without the express written consent of the Seller.

          (d) Purchaser will use reasonable efforts to ensure that the business of Sturge, Jolly, Garnier, and their respective subsidiaries, will be conducted only in the ordinary course, in a manner consistent with past practice, and that there will not be any damage, destruction or loss (whether or not covered by insurance) with respect to Sturge, Jolly, Garnier, and their respective subsidiaries.

     3.10 SEC Filings

     As of the date of this Agreement, Purchaser has accurately and timely filed with the Securities and Exchange Commission ("SEC") all registration statements, financial statements, applications, reports, schedules, forms, proxy statements and all other instruments, documents and written information (collectively, the "SEC Filings") required to be filed by Purchaser under the

Act, and the Exchange Act. At the date hereof, none of the SEC Filings contains or, on the Closing Date, will contain any untrue statement of a material fact or omits or, on the Closing Date, will omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances in which they were made or shall have been made, not misleading.

     3.11 Ownership of Sturge, Jolly and Garnier Stock

     Purchaser is the owner of the Sturge Stock, Jolly Stock and Garnier Stock, free and clear of all liens, mortgages, pledges, encumbrances, or charges, whether disclosed or undisclosed.

     3.12 Issuance of  Purchaser  Stock;  Transfer of Sturge,  Jolly and Garnier
          Stock

          (a) The issuance of the Purchaser Stock shall be made free and clear of all liens, mortgages, pledges, encumbrances, or charges, whether disclosed or undisclosed, except as the Seller shall have otherwise agreed in writing.

          (b) The Sturge Stock, Jolly Stock and Garnier Stock shall be transferred and conveyed to Seller free and clear of all liens, mortgages, pledges, encumbrances, or charges, whether disclosed or undisclosed, except as Purchaser and Seller shall have otherwise agreed in writing.


4.   LIABILITIES

     4.1  No Assumption of Liabilities

          (a) Seller acknowledges that Purchaser is acquiring Seller's Technology hereunder without any assumption of Seller's liabilities, except to the extent expressly set forth in Schedule of Contract Rights, Schedule A hereto.

          (b) Seller will indemnify and hold Purchaser harmless from and against any and all claims for products, service, and professional liability against Seller arising out of sales of products or services or grants of licenses rendered by Seller prior to Closing.


5.   CONDITIONS PRECEDENT

     5.1  Conditions Precedent to Seller's Obligations

     The obligations of Seller to complete the Closing hereunder are, at Seller's option, subject to fulfillment by Purchaser, or otherwise, of each of the following conditions:

          (a) Purchaser's representations, warranties and covenants contained in this Agreement shall be true at the time of Closing as though such representations, warranties and covenants were made at such time.

          (b) Purchaser shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with prior to or at the Closing.

          (c) Purchaser covenants that it has complied in all material respects with all applicable laws, orders and regulations of federal, state, municipal and/or other governments and/or any instrumentality thereof, domestic or foreign, applicable to its assets, to the business conducted by it and to the transactions contemplated by this Agreement.

          (d) All press releases, shareholder communications, SEC Filings and other publicity generated by Purchaser regarding the transactions contemplated by this Agreement, or indirectly related to this Agreement, shall have been reviewed by the Seller before their release to the public or any governmental agency.

          (e) Purchaser shall have obtained authorization by its Board of Directors and authorization by a majority of it's shareholders for the execution and delivery of this Agreement.


     5.2  Conditions Precedent to Purchaser's Obligations

     The obligations of Purchaser to complete the Closing hereunder are, at Purchaser's option, subject to fulfillment by Seller, or otherwise, of each of the following conditions:

          (a) All representations and warranties of Seller contained in this Agreement shall be true at the Closing with the same effect as if said representations and warranties had been made on and as of Closing, except and to the extent otherwise specifically provided by the terms and conditions of this Agreement.

          (b) Seller shall have performed and complied with all agreements, terms and conditions required by this Agreement to be performed and complied with by Seller on or before the Closing.

          (c) Seller shall have delivered to Purchaser such other instruments and documents as Purchaser shall reasonably request for the purpose of further perfecting the title of Purchaser in Seller's Technology.

          (d) Seller shall have delivered to Purchaser an Investment Letter substantially similar to the Form of Investment Letter attached hereto as Exhibit A.

          (e)  Seller  shall  have  obtained   authorization  by  its  Board  of
               Directors and authorization by a majority of it's shareholders for the execution and delivery of this Agreement.

     5.4  Waivers and Consents

     Promptly following the execution of this Agreement, Seller shall use its best efforts to obtain such written waivers and consents as may be required, or reasonably requested by Purchaser, in connection with the sale and assignment of Seller's Technology by Seller to Purchaser in accordance with the terms of this Agreement.


6.   CONDITIONS SUBSEQUENT

     6.1  Seller's Condition Subsequent

     As soon as practicable, but in no event later than fifty (50) days from the Closing Date, Seller shall provide Purchaser with audited financial statements of the Seller for each fiscal year from the date of Seller's inception up to, and including, the fiscal year ended 2000, and a signed opinion from Seller's independent auditors certifying such financial statements (the "Seller's Audited Financial Statement").

     Compliance of providing Seller's Audited Financial Statements on a timely basis shall constitute a condition subsequent to the obligations of Purchaser under this Agreement and in the event of the failure of such condition subsequent, then, the transactions contemplated in this Agreement may be rescinded, and all assets and shares of Common Stock advanced by Purchaser to Seller, and all assets conveyed to Purchaser from Seller, shall be returned within 30 days after such rescission.

     This condition subsequent to the transactions contemplated in this Agreement, the covenants to be performed prior to the Closing, and all representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement, shall survive the Closing and continue until Purchaser receives the Seller's Audited Financial Statements.


7.   CLOSING OBLIGATIONS

     7.1  Seller's obligations at Closing

     At the Closing, Seller shall execute and deliver to Purchaser:

          (a) A bill of sale, assignments, and such other instruments, and documents of conveyance and transfer to Purchaser of Seller's Technology.

          (b) Appropriate original instruments of consent or waiver executed by third parties with respect to all Contract Rights being transferred to Purchaser hereunder in order more fully to effect transfer of Seller's Technology hereunder, including, without limitation, consents by all appropriate governmental agencies, if any.

          (c) Possession of the originals of all Seller's Technology and all copies thereof; it being understood and agreed that none of Seller's Technology, or any portion thereof, shall remain in the possession or control of Seller after the Closing.

          (d) True and complete copies of resolutions duly adopted by Seller's Board of Directors and a majority of the shareholders entitled to vote herein confirming this Agreement, authorizing the carrying out of all transactions contemplated herein and the execution and delivery by Seller of all instruments then or thereafter required to do so; said resolutions to be duly certified by the Secretary of Seller.

          (e) Such other instruments and documents as may be elsewhere herein required.

          (f) A certificate signed by the President and an authorized officer of Seller, dated as of the Closing Date, certifying that all of Seller's representations and warranties set forth in this Agreement continue to be true on the Closing Date as if originally made on such date, except and to the extent otherwise expressly provided or permitted in this Agreement.

          (g) An Investment Letter, executed by Seller, substantially similar to the Form of Investment Letter attached hereto as Exhibit A.

          (h) A form of licensing agreement (the "Licensing Agreement") between Seller and Purchaser for the exclusive global license described herein.

          (i) Seller shall provide Purchaser with a letter representing to Purchaser that the respective Ontario Bulk Sales Law does not apply to this transaction.

     7.2  Seller's Further Assurance

     From time to time, at Purchaser's request and expense, whether at or after the Closing and without further consideration, Seller shall:

          (a)  Execute  and  deliver  to  Purchaser  such   instruments  as  may
               reasonably be required to carry out the intent and purpose of this Agreement.

          (b) Deliver to Purchaser such other data, papers and information as may reasonably be requested by the Purchaser to assist the Purchaser in the use of Seller's Technology.

     7.3  Purchaser's Obligations at Closing

     At Closing, Purchaser shall execute and deliver to Seller:

          (a) The payments provided for herein in a form of stock certificates, stock power and such other instruments and documents as may be necessary and required herein.

          (b) True and complete copies of resolutions duly adopted by Purchaser's Board of Directors and the majority of shareholders entitled to vote hereon confirming this Agreement, authorizing the carrying out of all transactions contemplated herein and the execution and delivery by Purchaser of all instruments then or thereafter required to do so; said resolutions to be duly certified by an authorized officer of Purchaser.

          (c) A certificate signed by the President and an authorized officer of the Purchaser, dated the date of Closing, certifying that all of representations and warranties set forth in this Agreement continue to be true on the Closing Date as if originally made on such date, except and to the extent otherwise expressly provided or permitted in this Agreement.

          (d) Appropriate instruments assuming obligations of Seller in the Contract Rights, Patent Rights and Proprietary Rights.

          (e) Purchaser shall provide Seller with a letter representing to Seller that the bulk transfer provisions of the Uniform Commercial Code, then in effect in Delaware, does not apply to this transaction.

     7.4  Purchaser's Further Assurance

     From time to time, at Seller's request and expense, whether at or after the Closing and without further consideration, Purchaser shall:

          (a) Execute and deliver to Seller such instruments as may reasonably be required to carry out the intent and purpose of this Agreement.


8.   MISCELLANEOUS

     8.1  Brokerage

     Each party hereto represents and warrants to the other that no broker or finder is entitled to any commission, or similar fee, in connection with the making and carrying out of this Agreement.

     8.2  Sales Taxes

          (a) Any sales taxes which may be payable in connection with the transfer of any of Seller's Technology shall be borne solely by Purchaser. Notwithstanding the terms of Paragraph 8.11 herein, this provision shall remain in effect for five (5) years following the closing.

          (b) If any sales tax becomes payable at or subsequent to the Closing in connection with the transfer of any of the shares hereunder, Purchaser shall pay the same. Notwithstanding the terms of Paragraph 8.11 herein, this provision shall remain in effect for five (5) years following the closing.

     8.3  Indemnification

          (a) Seller covenants and agrees to defend, indemnify, and hold Purchaser harmless against any loss, damage, claim of third parties, actions, suits, demands, judgments, or expense (including legal and other fees, costs and charges) incurred or sustained by Purchaser as a result of or attributable, in whole or in part, to any misrepresentation or breach of any representation, warranty, covenant, or agreement herein (including, without limitation, provisions on applicable bulk transfer laws) given or made by Seller.

          (b) Purchaser covenants and agrees to defend, indemnify, and hold Seller harmless against any loss, damage, claim of third parties, actions, suits, demands, judgments, or expenses (including legal and other fees, costs and charges) incurred or sustained by Seller as a result of or attributable, in while or in part, to any misrepresentation or breach of any representation, warranty, covenant, or agreement herein (including, without limitation, provisions with respect to applicable bulk transfer sales laws and Purchaser's representations of compliance with securities laws, rules and regulations) given or made by Purchaser.

     8.4  Effectiveness

     This Agreement supersedes any and all agreements, if any, previously made between the parties relating to the subject matter hereof; and there are no understandings or agreements other than those included herein.

     8.5  Notices and Communications

     Any notice, payment, request, instruction, or other document to be delivered hereunder shall be deemed sufficiently given if in writing and delivered personally, mailed by certified mail, postage prepaid, or by any nationally-recognized overnight mail or courier services, if to Purchaser addressed to Purchaser at the address first set forth above, with one copy to:

                             Spitzer & Feldman, P.C.
                                 405 Park Avenue
                               New York, NY 10022
                       Attention: Steven A. Sanders, Esq.
                      Attention: Laurence D. Paredes, Esq.

and if addressed to Seller, addressed to Seller at the address first set forth above, with one copy to:

                          Barry A. Spiegel, LL.M., Q.C.
                           390 Bay Street, Suite 1202
                            Toronto, Ontario, M5H 2Y2
                                     Canada
                           Attention: Barry A. Spiegel

unless in each case Purchaser or Seller shall have notified the other in writing of a different address.

     8.6  Non-waiver

     No delay or failure on the part of either party in exercising any right hereunder, and no partial or single exercise thereof, will constitute a waiver of such right or of any other right hereunder.

     8.7  Headings

     Headings in this Agreement are for convenience only and are not to be used for interpreting or construing any provision hereof

     8.8  Governing Law

     This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware without giving effect to conflict of law principals.

     8.9  Counterparts

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     8.10 Binding Nature

     The provisions of this Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and permitted assigns.

     8.11 Survival of Representations and Warranties

     Except as otherwise expressly provided in this Agreement or the Schedules annexed hereto, the representations and warranties of Purchaser and Seller contained in Article 2 and 3 herein, shall survive the Closing for two years. Each party against whom liability is asserted under the provisions of this Agreement shall be given the opportunity to participate, directly or through its authorized representative, at its cost and expense, in the conduct of any negotiations relating to the settlements of any liability or any other proceeding instituted by any third party against either Seller or Purchaser, as the case may be, giving rise to the alleged breach.

     8.12 Expenses

     Except as otherwise expressly provided herein, each party shall pay all of its own expenses incidental to the negotiation and preparation of the documentation and financial statements relating to this Agreement and for entering into and carrying out the terms and conditions of this Agreement and consummating the transactions, irrespective of whether the transactions contemplated shall be consummated.

     8.13 Payment of Taxes

     All fees, costs, charges, and expenses payable to any federal, state, or municipal authority, including without limitation all filing fees, documentary stamps and transfer, sales and other taxes required to be paid, or imposed in connection with the transfer of any of Seller's Technology or of any of the shares hereunder, pursuant to the terms of this Agreement shall be paid by the Purchaser and said representation shall remain in effect for five (5) years following the Closing.

     8.14 Amendment; Successors and Assigns

     This Agreement may be amended only by an instrument signed by the authorized representatives of the parties hereto. Neither party may assign any of its rights, obligations, or liabilities arising hereunder without the prior written consent of the other, except as otherwise provided herein, and any such assignment or attempted assignment shall be null and void.

     8.15 Confidentiality

     Prior to the Closing of the transactions contemplated hereunder, the parties hereto shall keep confidential the existence of this Agreement, the transactions described herein and all information obtained from the other concerning Seller's Technology or the business plans of the Purchaser; provided, however, the covenants contained in this Paragraph 8.15 shall not apply in respect to any information which:

          (a) was already known to either of the parties at the time of receipt thereof from the other,

          (b) was readily available to the general public at the time of receipt thereof from the other,

          (c) subsequently becomes known to the general public through no fault or omission on the part of the party receiving such information,

          (d) is subsequently disclosed by a third party which has the bona fide right to make such disclosure, or

          (e) is required to be disclosed by applicable law, including but not limited to federal securities laws, regulation or court order.

     8.16 Third Party Beneficiaries

     Except for their proper successors and assigns of the parties hereto, the parties hereto intend that no third party shall have any rights or claims by reason of this Agreement.

     8.17 Facsimile Signatures

     In order to expedite the execution of this Agreement, the parties hereto agree that either party may send its signature by facsimile transmission to the other party hereto and that, upon transmission, such signing party intends to be bound by the terms and conditions of this Agreement. Both the Seller and the Purchaser further acknowledge and agree that any signature obtained by facsimile transmission shall be relied upon by the other party hereto and waive any and all defenses to the enforcement of this Agreement based upon the form of the signature.

     8.18 Counterparts

     This Agreement may be signed in two counterparts, provided that each party receives a copy fully signed by the other party.


     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed in their respective corporate names by their respective Presidents duly authorized by resolution of their respective Boards of Directors, on the day and year first above written.


SELLER:

ALUMINUM-POWER INC.

                                               ATTEST:
By: /s/ Stephen Maislin
----------------------------                   /s/ Barry A. Spiegel
Name: Stephen Maislin                          --------------------------------
Title: President                               Barry A. Spiegel, Secretary

PURCHASER:

TRIMOL GROUP INC.

                                               ATTEST:
By: /s/ Alex Gordin
----------------------------                   /s/ Gary Shokin
Name: Alex Gordin                              --------------------------------
Title: President                               Gary Shokin, Assistant Secretary

                                   Schedule A

                           Schedule of Contract Rights


LICENSE AGREEMENTS:

1. The Exclusive, Global license to make, have made, use, exercise and sell the mechanical products described and claimed in United States Patent and Trademark Office Patent Application Number: 09/522,930, filed on March 10, 2000, titled "Ecologically clean mechanically rechargeable air-metal current source;" Canadian Patent Application Number: 2,301,470, filed on March 15, 2000, titled "Ecologically clean mechanically rechargeable air-metal current source;" and PCT Patent Application Number:
     PCT/CA00/01260, filed on October 26, 2000, titled "Mechanically rechargeable metal air battery" (Internal Reference Number 1160), but solely for use with Consumer Portable Electronic Devices.

     Description:

          Exclusive, unrestricted global license of technology for Consumer Portable Electronic Devices only.

          The License shall include the rights, described in the Patent Application described above, to make, have made, use, exercise and sell a mechanically rechargeable metal-air battery and Improvements thereto, that will enable the patent owner to utilize an instantaneous mechanical rechargeable battery requiring no external power source for recharging.

          For purposes of this License, the term "Consumer Portable Electronic Devices" shall mean small lightweight devices, whether in existence or not yet invented, requiring electrical power which are used by consumers and include but are not limited to two-way radios, wireless telephones, portable audio and video players, video cameras, hand held gaming consoles and portable personal computers.

                                   Schedule B

                         Schedule of Proprietary Rights


1. Internal Reference Patent Application #1167 filed with the Canadian Intellectual Property Office on December 7, 2000, and titled "A metal-air battery having in-situ generatable electrolyte" and with the United States Patent and Trademark Office Patent Application Reference No. PNK/M275689/IAROCHENKO, filed on December 19, 2000, and titled "A metal-air battery having in-situ generatable electrolyte "

     Description:

          Technology and all Patent Rights (as hereinafter defined) relating to metal-air batteries and fuel cells, particularly aluminum-air batteries suitable for consumer portable electronic devices, including two-way radios, wireless telephones, portable audio and video players, video cameras, hand held gaming consoles and portable personal computers. This technology secures the idea of a battery with a virtually unlimited shelf life prior to activation. In the case of this technology, the chemical reaction starts only when the end user activates the battery.

          The term "Consumer Portable Electronic Devices" shall mean small lightweight devices, whether in existence or not yet invented, requiring electrical power which are used by consumers and include but are not limited to two-way radios, wireless telephones, portable audio and video players, video cameras, hand held gaming consoles and portable personal computers.

          The term "Patent Rights" shall mean the specific concepts, ideas, inventions, trade secrets, know-how (whether patentable or not) related to the items or specified rights listed in Schedule B, the patent applications, patents and other industrial property rights throughout the world (including all substitutions, divisions, continuations, continuations-in-part, renewals, reissues, extensions and the like), all specific rights of action on account of past, present or future use of the items or specified rights listed in Schedule B, all rights to file for applications for patents and like protection for inventions relating to the items listed in Schedule B in any country or jurisdiction throughout the world, all international rights of priority associated with the items or specified rights listed in Schedule B, and all similar and derivative rights of Seller relating to the items or specified rights listed in Schedule B, including proceeds thereof.


2. DC/DC Converter Design: Design and Know-how as of the date of this Agreement, only in connection with Consumer Portable Electronic Devices.

     Description:

          The DC/DC Converter design developed by Aluminum-Power Inc. is an important part of the full battery assembly. This device converts the cell voltage of virtually any aluminum-metal-air-cathode battery to the voltage required by different Consumer Portable Electronic Devices.

          The term "Design and Know-how" shall mean any and all current technical information, all methods, uses, systems, plans, detailed design information, owned by the Seller relating solely to the DC/DC Converter Design as it relates to Consumer Portable Electronic Devices.

                                   Schedule C


                         Schedule of Excluded Technology


1. All rights of the Seller in United States Patent and Trademark Office Patent Application Number: 09/522,930, filed on March 10, 2000, titled " Ecologically clean mechanically rechargeable air-metal current source" Canadian Patent Application Number: 2,301,470, filed on March 15, 2000, titled "Ecologically clean mechanically rechargeable air-metal current source" and PCT Patent Application Number: PCT/CA00/01260, filed on October 26, 2000, titled "Mechanically rechargeable metal air battery", WITH THE EXCEPTION OF THE EXCLUSIVE WORLDWIDE RIGHTS being licensed to the Purchaser for its use in Consumer Portable Electronic Devices (as this term is defined herein) only

     The term "Consumer Portable Electronic Devices" shall mean small lightweight devices, whether in existence or not yet invented, requiring electrical power which are used by consumers and include but are not limited to two-way radios, wireless telephones, portable audio and video players, video cameras, hand held gaming consoles and portable personal computers.

                                   Schedule D


                            Schedule of Encumbrances


                                      NONE

                                    Exhibit A

                            Form of Investment Letter



TRIMOL GROUP INC.
1285 Avenue of the Americas, 35th Floor
New York, New York 10019
Attention: Alexander M. Gordin, President

     Re: Investment Letter Dated ____________________

Dear Mr. Gordin:

     As partial consideration of a sale of technology by Aluminum-Power Inc. ("Aluminum- Power") to Trimol Group Inc. ("Trimol"), Aluminum-Power has agreed to acquire 88,000,000 restricted shares of common stock of Trimol, a Delaware corporation, par value $0.01 (the "Securities").

     To induce Trimol to issue the Securities, Aluminum-Power hereby represents to Trimol that:

     1. The Securities which are to be acquired by Aluminum-Power are being acquired for its own account and for investment and not with a view to the public resale or distribution thereof.

     2. Aluminum-Power acknowledges and understands that the Securities have not been registered pursuant to any federal or state securities laws and therefore may not be resold unless the Securities are subsequently registered under the Act, as amended, or an exemption from such registration is available. The Securities are thus "restricted securities" as that term is defined in Rule 144 (the "Rule") promulgated under the Act, which Rule addresses the resale of unregistered securities.

     3. Aluminum-Power agrees not to sell, transfer or otherwise dispose of the Securities unless, in the opinion of the Trimol's counsel, such disposition conforms with applicable securities laws requirements.

     4.   Aluminum-Power  further  acknowledges  that it is  fully  aware of the applicable limitations on the resale of the Securities. These restrictions for the most part are set forth in the Rule. If and when the Rule is available to Aluminum-Power, it may only make sales of the Securities in accordance with the terms and conditions of the Rule.

     5. Aluminum-Power has received and reviewed all of the information it deems necessary from Trimol and it has had an opportunity to ask questions of and receive answers from duly designated representatives of Trimol concerning the finances of Trimol and the business plan of Trimol.

     6. By reason of Aluminum-Power's knowledge and experience in financial and business matters in general and investments in particular it is capable of evaluating the merits and risks of an investment in the Securities.

     7. Aluminum-Power is capable of bearing the economic risks of an investment in the Securities. Aluminum-Power fully understand the speculative nature of the Securities and the possibility of loss.

     8. Aluminum-Power's present financial condition is such that it is under no present or contemplated immediate future need to dispose of any portion of the Securities to satisfy any existing or contemplated immediate undertaking, need, or indebtedness.

     9. Any and all certificates representing the Securities, and any and all securities issued in replacement thereof or in exchange therefor, shall bear a restrictive legend.

     10. Aluminum-Power further agrees that Trimol shall have the right to issue stop-transfer instructions to its transfer agent until such time as sale is permitted under the Act and acknowledge that Trimol hereby informs Aluminum-Power of its intention to issue such instructions.

                                               Very truly yours,

                                               ALUMINUM-POWER, INC.


                                               By:______________________________
                                               Name:____________________________
                                               Title:___________________________
                                               Date:____________________________

                                LICENSE AGREEMENT

                                                                         ANNEX E



     THIS AGREEMENT made in duplicate to be effective the 11TH day of January, 2001.

B E T W E E N:

               ALUMINUM-POWER INC., a corporation incorporated under the laws of the Province of Ontario,

               (hereinafter called the "Licensor")

                                                      OF THE FIRST PART;

                - and -

               TRIMOL GROUP INC., a corporation incorporated under the laws of the State of Delaware, one of the United States of America,

               (hereinafter called the "Licensee")

                                                      OF THE SECOND PART.


     WITNESSES THAT:

     WHEREAS Licensor is the owner of inventions described and claimed in United States Patent and Trademark Office Patent Application No. 09/522,930 entitled "Ecologically clean mechanically rechargeable air-metal current source"; Canadian Patent Application No. 2,301,470 entitled "Ecologically clean mechanically rechargeable air-metal current source"; and PCT Application No. PCT/CA00/01260 entitled "Mechanically rechargeable metal air battery" (hereinafter referred to as the "Patent Applications");

     AND WHEREAS Licensor is the owner of proprietary know-how and technology relating to said Patent Applications;

     AND WHEREAS Licensor has the right and is prepared to grant an exclusive global license under the Patent Application and to grant Patent Rights (as hereinafter defined) under its proprietary know-how and technology to Licensee to make, have made, use, exercise and sell the mechanical product described and claimed in the said

Patent Applications solely for use in or with Consumer Portable Electronic Devices (as hereinafter defined);

     AND WHEREAS Licensee is desirous of acquiring from Licensor a license and Patent Rights under Licensor's said Patent Applications and proprietary know-how and technology to allow Licensee to make, have made, use, exercise and sell products solely for use as, in or with Consumer Portable Electronic Devices;

     NOW THEREFORE in consideration of the covenants and undertakings herein set forth, the parties hereby agree as follows:

                                  ARTICLE ONE

                                   DEFINITIONS

Section 1.01 Definitions: For the purpose of this Agreement, unless otherwise expressly provided, the following terms shall have the meanings set forth below:

     (a) "Cartridge" system means the product described and claimed in the Patent Applications;

     (b)  "Consumer  Portable   Electronic   Devices"  means  small  lightweight
          devices, whether in existence or not yet invented, requiring electrical power which are used by consumers and include, but are not limited to two-way radios, wireless telephones, portable audio and video players; video cameras, handheld gaming consoles and portable personal computers;

     (c) "Improvements" means all mechanical improvements or modifications to the product claimed and described in the Patent Applications, but, without limiting the foregoing, does not include metallurgical, chemical or compositional improvements or modifications;

     (d) "Patent Applications" means United States Patent and Trademark Office Patent Application No. 09/522,930 entitled "Ecologically clean mechanically rechargeable air-metal current source"; Canadian Patent Application No. 2,301,470 entitled "Ecologically clean mechanically rechargeable air-metal current source"; and PCT Application No. PCT/CA00/01260 entitled "Mechanically rechargeable metal air battery"; and any patent granted thereon, reissues, renewals, continuation, divisions and extensions thereof;

     (e) "Licensed Know-how and Technology" means any and all current technical information, whether or not patentable, related to product as described and claimed in the Patent Applications and methods, uses, systems, plans, detailed design information, and Improvements of any of these, owned by Licensor relating to the Cartridge system and solely for Consumer Portable Electronic Devices system and to be practised by Licensee during the life of this Agreement;

     (f) "Patent Rights" means the concepts, ideas, inventions, trade secrets, current know-how (whether patentable or not) arising from the Patent Applications and the rights attached to any patents granted from the Patent Applications and Improvements thereto.

     (g)  "Territory" means all countries of the world.

                                  ARTICLE TWO

                               LICENSES AND RIGHTS

Section 2.01 Licensor represents and warrants that it has the right to grant this license and right to Licensee.

Section 2.02 Subject to the terms and conditions of this Agreement, Licensor grants to Licensee a sole and exclusive license and right under the Patent Applications, the Patent Rights and the Licensed Know-how and Technology to make, have made, use exercise and sell the Cartridge system for use solely as, in or with Consumer Portable Electronic Devices within the Territory.

Section 2.03 For purposes of clarity, it is understood and agreed that the within Licenses pertain only to use in or with Consumer Portable Electronic Devices.

                                 ARTICLE THREE

                                  CONSIDERATION

Section 3.01 Licensee shall pay to Licensor on the signing of this Agreement, the sum of $1.00 (One dollar), in United States funds.

                                  ARTICLE FOUR

                              REPORTS AND PAYMENTS

Section 4.01 Licensee shall render a report to Licensor, within sixty (60) days after the end of each calendar quarter, or part thereof, during the lifetime of this Agreement, setting forth for each such calendar quarter the numbers of Cartridge system manufactured and sold by Licensee, its agents and sub-licensees to customers.

     Each report shall be transmitted by hand, post or telegraph to the address set forth in Section 11.01 for the attention of Jack Braverman, or to such other person as the Licensor advises.

Section 4.02 Licensee shall maintain, complete and accurate records and books of account sufficient to determine the information required by Section 4.01 hereunder. At the request of Licensor, Licensee shall permit a public accountant selected by Licensor, except one to who Licensee has some reasonable objection, to have access during normal business hours to such records as may be necessary to determine in respect of any calendar quarter ending not more than two (2) years prior to the date of such request, the correctness of any report due or made hereunder. Such accountant shall not disclose to Licensor any information relating to the business of Licensee except that which should have been properly contained in any report required hereunder.

                                  ARTICLE FIVE

                              TERMS AND TERMINATION

Section 5.01 Unless otherwise terminated, the Agreement shall run to the later of:

     (a)  twenty (20) years from the date hereof; and

     (b) the end of the life of the last patent to expire derived from the Patent Applications, Patent Rights or any Improvements thereto.

Section 5.02 This Agreement may be terminated at any time by Licensee giving written notice to the Licensor to that effect at least sixty (60) days prior to the desired date of termination.

                                  ARTICLE SIX

                                 CONFIDENTIALITY

Section 6.01 Licensee agrees to treat as secret and confidential any information disclosed to it by Licensor and to use its best efforts to prevent the disclosure of this information to persons outside the employ of Licensee. This obligation of secrecy and confidence will not apply to any information that:

     (a) is generally known to the trade or to the public at the time it is disclosed or thereafter become so known from a source other than Licensor, or

     (b) was demonstrably known to Licensee at the time of the disclosures thereof by Licensor, or

     (c)  is lawfully obtained by Licensee from sources other than Licensor, or

     (d) is necessarily disclosed by Licensee to its customers or users for marketing or operational purposes upon approval in writing from Licensor.

                                 ARTICLE SEVEN

                      IMPROVEMENTS AND FURTHER DEVELOPMENTS

Section 7.01 Any Improvements or modification made by or on behalf of Licensee to the Patent Applications or the Patent Rights made during the terms of this Agreement shall be disclosed to Licensor.

Section 7.02 All know-how, data and inventions, whether or not patentable, constituting such Improvements and modifications shall become the property of Licensor, provided however, said know-how data and inventions shall nevertheless form part of the Patent Applications, the Patent Rights, the Improvements and/or Licensed Know-how and Technology, as the case may be.

                                 ARTICLE EIGHT

                                  MISCELLANEOUS

Section 8.01 Nothing in this Agreement shall be construed as:

     (a) a warranty or representation that anything made, sold or used under any license granted under this Agreement is or will be free from infringement of any patents owned by third parties; or

     (b) a requirement that Licensor shall file any patent application, secure any patent or maintain any patent in force; or

     (c) an obligation to bring or prosecute actions or suites against third parties for infringement of any patent; or

     (d) except as provided under Section 8.04, conferring any right to use, in any way, trademarks or tradenames of Licensor; or

     (e)  granting  any  licence or rights  under  patents  other than  Licensed
          Patents.


Section 8.02 Licensee may not assign any of its rights or obligations hereunder, without the prior written consent of Licensor, except to a successor in ownership of the whole of

Licensee's business. Licensor may assign its rights under this Agreement to any this party.

Section 8.03 Licensee covenants to use all reasonable endeavours to exploit commercially with due diligence the invention covered by this Agreement.

                                  ARTICLE NINE

                                   ARBITRATION

Section 9.01 Any controversy or claim arising out of this Agreement, or the breach thereof, shall be settled and/or decided by arbitration in accordance with the Rules of the American Arbitration Association in New York City, and judgement upon the award or decision rendered by the Arbitrators, when necessary, may be entered in any court having jurisdiction thereof. The parties agree that an three mutual Arbitrators shall be appointed according to said Rules.

                                  ARTICLE TEN

                               GENERAL PROVISIONS

Section 10.01 Notices: Any notices or requests which Licensor or Licensee may be required to give pursuant to this Agreement shall be sent by registered mail, postage prepaid to the address set out below:

     (a)  If to Licensor, at:

          87 Scollard Street
          Toronto, ON  M5R 1G4  Canada

          With cc to:

          Barry A. Spiegel, LL.M., Q.C.
          390 Bay Street, Suite 1202
          Toronto, Ontario, M5H 2Y2
          Canada

     (b)  If to Licensee, at:

          1285 Avenue of the Americas, 35th Floor,
          New York, N.Y., 10019, U.S.A.

          With cc to:

                  Spitzer & Feldman, P.C.
                  405 Park Avenue, 6th Floor
                  New York, NY 10022
                  Attention: Steven A. Sanders, Esq.

Section 10.02 This agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and neither of the parties shall be bound by any conditions, definitions, warranties or representations with respect to the subject matter hereof, other than as expressly provided in this agreement.

Section 10.03 This agreement shall be governed by and interpreted in accordance with the laws of the State of New York, located within the United States of America.

Section 10.04 This Agreement may be signed in two counterparts, provided that each party receives a copy fully signed by the other party.

     IN WITNESS WHEREOF the parties have caused this agreement to be executed by their respective officers duly authorized as of the date first above written.


                                            ALUMINUM-POWER INC.



                                            By: /s/ Stephen Maislin
                                                ---------------------------
                                            Name:    Stephen Maislin
                                            Title:   President

                                                               c/s



                                            By: /s/ Jack Braverman
                                                ---------------------------
                                            Name:    Jack Braverman
                                            Title:   Vice-President



                                            TRIMOL GROUP INC.

                                            By: /s/ Alex Gordin
                                                ---------------------------
                                            Name:    Alex Gordin
                                            Title:   President

                                                               c/s



                                            By: /s/ Gary Shorkin
                                                ---------------------------
                                            Name:    Gary Shorkin
                                            Title:   Assistant Secretary

                                                                         ANNEX F


                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                               TRIMOL GROUP, INC.

                                    * * * * *

     Trimol Group, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

     DOES HEREBY CERTIFY:

     FIRST: That the Board of Directors of said corporation, at a meeting duly held, adopted a resolution proposing and declaring advisable to the stockholders of said corporation the following amendment to the Certificate of Incorporation of said corporation:

     RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "FOURTH" so that, as amended, said Article shall be read as follows:

          "FOURTH:  The total  number of shares of stock  which the  Corporation
          shall  have   authority  to  issue  is  One  Hundred   Thirty  Million
          (130,000,000) and the par value of each share is One Cent ($0.01)."

     SECOND: That in lieu of a meeting and a vote of stockholders, a majority of the stockholders have given written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware and written notice of the adoption of the amendment has been given as provided in Section 228 of the General Corporation Law of the State of Delaware to every stockholder entitled to such notice.

     THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 and 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said Trimol Group, Inc. has caused this certificate to be signed by Alexander Gordin, its President and attested by Gary Shokin, its Assistant Secretary, this ________ day of ______________, 2001.


                                             Trimol Group, Inc.



                                             By:______________________________
                                                 Alexander Gordin, President


ATTEST:



By:________________________________
   Gary Shokin, Assistant Secretary

                                                                         ANNEX G


                                TRIMOL GROUP INC.

                                2001 OMNIBUS PLAN


1.   Purposes of the Plan

     The Trimol Group Inc. 2001 Omnibus Plan (the "Plan") maintained by Trimol Group Inc. (the "Company") is intended to promote the growth and general prosperity of the Company by offering incentives to its key employees who are primarily responsible for the growth of the Company and to attract and retain qualified employees and thereby benefit its shareholders based on the growth of the Company. Awards granted under the Plan may be (a) stock options ("Options") which may be designated as (i) Incentive Stock Options ("ISOs") intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or (ii) Nonqualified Stock Options ("NQSOs") not intended to so qualify; (b) stock appreciation rights ("SARs"); (c) restricted stock awards ("Restricted Stock"); (d) performance awards ("Performance Awards"); or (e) other forms of stock-based incentive awards, as hereinafter defined (collectively, the "Awards").

2.   Shares of Stock Subject to the Plan

     The shares of stock with respect to which the Awards may be granted shall be the common stock, par value at $0.01 of the Company (the "Common Stock"). Shares delivered upon exercise of the Awards, at the election of the Board of Directors of the Company, may be stock that is authorized but previously unissued or stock reacquired by the Company or both. Subject to the provisions of Section 14, the maximum number of shares with respect to which the Awards may be granted under the Plan shall not exceed 4,000,000 shares of Common Stock; provided, however, that such number of shares of Common Stock may also be subject to adjustment, from time to time, at the discretion of the Board of Directors of the Company. Any shares subject to an Award under the Plan, which Award for any reason expires or is terminated unexercised as to such shares, shall again be available for the grant of other Awards under the Plan provided, however, that forfeited Common Stock or other securities shall not be available for further Awards if the participant has realized any benefits of ownership from such Common Stock.

3.   Administration

     The Plan shall be administered by a designated Omnibus Committee: (the "Committee") composed of not less than two members of the Board of Directors of the Company, all of whom shall be ineligible to participate in the Plan and shall otherwise qualify as disinterested persons for purposes of Rule 16b-3(c)(2)(i) promulgated by the Securities and Exchange Commission. Subject to the provisions of the Plan the Committee shall have full discretion and the exclusive power (i) to determine the directors, employees, consultants and advisors to whom Options shall be granted, the time when such Options shall be granted, the number of Shares which shall be subject to each Option, the purchase price or exercise price of each Share which shall be subject to each Option, the period(s) during which such Options shall be exercisable (whether in whole or in part), and the other terms and provisions of the respective Options (which need not be identical); (ii) to construe the Plan and Options granted hereunder;
(iii) to prescribe, amend and rescind rules and regulations relating to the Plan; and (iv) to make all other determination necessary or advisable for administering the Plan.

     Without limiting the foregoing, the Committee also shall have the authority to require, in its discretion, as a condition of the granting of any Option, that the Participant agree (i) not to sell or otherwise dispose of Shares acquired pursuant to the Option for a period of one (1) year (unless waived by the Company) following the date of acquisition of such Shares and (ii) that in the event of termination of directorship or employment (or in case of a consultant or advisor, engagement by Company or any subsidiary corporation or parent corporation of the Company) of participant, other than as a result of dismissal without cause, such Participant will not, for a period to be fixed at the time of the grant of the Option, enter into any employment or participate directly or indirectly in any business or enterprise which is competitive with the business of the Company or any subsidiary corporation or parent corporation of the Company, or enter into any employment in which such employee will be called to utilize special knowledge obtained through directorship or employment (or in the case of a consultant or advisor, engagement) with or by the Company or any subsidiary corporation or parent corporation thereof.

     The interpretation of and application by the Committee of any provision of the Plan shall be final and conclusive. The Committee may in its discretion establish such rules and guidelines relating to the Plan, as it may deem desirable.

     The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. The Committee shall keep minutes of its actions under the Plan.

     No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Awards granted hereunder.

4.   Eligibility

     The individuals who shall be eligible to participate in the Plan shall be directors, officers, employees, consultants and advisors of the Company, or any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, as the Committee may from time to time determine. An employee who has been granted an Award in one year shall not necessarily be entitled to be granted Awards in subsequent years.

5.   Stock Options

     The Committee may grant Options, as follows, which may be designated as (i) NQSOs or

(ii) ISOs intended to qualify under Code Section 422:

          (a) Nonqualified Stock Options. An NQSO is a right to purchase a specified number of shares of Common Stock during such specified time as the Committee may determine, not to exceed ten (10) years, at a price determined by the Committee that, unless deemed otherwise by the Committee, is not less than the fair market value of the Common Stock on the date the option is granted.

               (i) The purchase price of the Common Stock subject to the NQSO may be paid in cash. At the discretion of the Committee, the purchase price may also be paid by the tender of Common Stock or through a combination of Common Stock and cash or through such other means as the Committee determines are consistent with the Plan's purpose and applicable law. No fractional shares of Common Stock will be issued or accepted.

               (ii) Without  limiting the foregoing,  to the extent permitted by law, (including relevant state law), (A) the Committee may agree to accept, as full or partial payment of the purchase price of Common Stock issued upon the exercise of the NQSO, a promissory note of the person exercising the NQSO evidencing the person's obligation to make future cash payments to the Company, which promissory note shall be payable as determined by the Company (but in no event later than five (5) years after the date thereof), shall be secured by a pledge of the shares of Common Stock purchased and shall bear interest at a rate established by the Committee and (B) the Committee may also permit the person exercising the NQSO, either on a selective or aggregate basis, to simultaneously exercise the NQSO and sell the shares of Common Stock acquired, pursuant to a brokerage or similar arrangement approved in advance by the Committee, and use the proceeds from sale as payment of the Purchase price of such Common Stock.

          (b)  Incentive  Stock  Options.  An ISO is an  Award in the form of an
               Option  to  purchase   Common  Stock  that   complies   with  the
               requirements of Code Section 422 or any successor section.

               (i) The aggregate fair market value (determined at the time of the grant of the Award) of the shares of Common Stock subject to ISOs which are exercisable by one person for the first time during a particular calendar year shall not exceed $100,000. To the extent that ISOs granted to an employee exceed the limitation set forth in the preceding sentence, ISOs granted last shall be treated as NQSOs.

               (ii) No ISO may be granted  under this Plan on or after the tenth anniversary of the date this Plan is adopted or the date stockholders approve this Plan, whichever is earlier.

               (iii) No ISO may be exercisable more than:

                    (A) in the case of an employee who is not a Ten Percent Stockholder, within the meaning of Code Section 422, on the date the ISO is granted; ten (10) years after the date the ISO is granted; and

                    (B) in the case of an employee who is a Ten Percent Stockholder, within the meaning of Code Section 422, on the date the ISO is granted, five (5) years after the date the ISO is granted.

               (iv) The  exercise  price of any ISO shall be  determined  by the
                    Committee and shall be no less than:

                    (A) in the case of an employee who is not a Ten Percent Stockholder, on the date the ISO is granted, the fair market value of the Common Stock subject to the ISO on such date, and

                    (B) in the case of an employee who is a Ten Percent Stockholder, on the date the ISO is granted, not less than 110 percent of the fair market value of the Common Stock subject to the ISO on such date.

               (v) The Committee may provide that the option price under an ISO may be paid by one or more of the methods available for paying the option price of an NQSO.

6.   Stock Appreciation Rights

     An SAR is a right to receive, upon surrender of the right, but without payment, an amount payable in cash.

               (i) The amount payable with respect to each SAR shall be equal in value to the applicable percentage of the excess, if any, of the fair market value of a share of Common Stock on the exercise date over the exercise price of the SAR. The exercise price of the SAR shall be determined by the Committee and shall not be less than the fair market value of a share of Common Stock on the date the SAR is granted.

               (ii) In the case of an SAR  granted  in tandem  with an ISO to an employee who is a Ten Percent Shareholder on the date of such grant, the amount payable with respect to each SAR shall be equal in value to the applicable percentage of the excess, if any, of the fair market value of a share of Common Stock on the exercise date over the exercise price of the SAR, which exercise price shall not be less than 110% of the fair market value of a share of Common Stock on the date the SAR is granted.

               (iii)The Committee shall establish the applicable  percentage and exercise price at the time the SAR is granted.

7.   Restricted Stock

     Restricted Stock is Common Stock of the Company that is issued to a participant at a price determined by the Committee, which price per share may not be less than the par value of the Common Stock, and is subject to restrictions on transfer and/or such other restrictions on incidents of ownership as the Committee may determine.

8.   Performance Awards

     A Performance Award granted under the Plan (i) may be denominated or payable in cash, Common Stock (including without limitation, Restricted Stock), other securities or other Awards and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee.

9.   Other Stock-Based Incentive Awards

     The Committee may from time to time grant Awards under this Plan that provide the participant with the right to purchase Common Stock or that are valued by reference to the fair market value of the Common Stock (including, but not limited to, phantom securities or dividend equivalents). Such Awards shall be in a form determined by the Committee (and may include terms contingent upon a change of control of the Company), provided that such Awards shall not be inconsistent with the terms and purposes of the Plan. The Committee will determine the price of any Award and may accept any lawful consideration.

10.  Price and Payment

     If the Shares are listed an a national securities exchange in the United States on any date on which the fair market value per Share is to be determined, the fair market value per Share shall be deemed to be the average of the high and low quotations at which such Shares are sold on such national securities exchange on such date. If the Shares are listed on a national securities exchange in the United States on such date but the Shares are not traded on such date, the fair market value per Share shall be determined as of the closest preceding date on which such exchange shall have been open for business and the Shares were traded. If the Shares are listed on more than one national securities exchange in the United States on the date any such Option is granted, the Committee shall determine which national securities exchange shall be used for the purpose of determining the fair market value per Share.

     If a public market exists for the Shares on any date on which the fair market value per Share is to be determined but the Shares are not listed on a national securities exchange in the United States, the fair market value per Share shall be deemed to be the mean between the closing bid and asked quotations for the Shares on such date, the fair market value per Share shall be deemed to be the mean between the closing bid and asked quotations in the over-the-counter market for the Shares on the closest date preceding such date for which such quotations are available.

     If no public market exists for the Shares on any date on which the fair market value per Share is to be determined, the Committee shall, in its sole discretion and best judgment, determine the fair market value of a Share.

     For purposes of this Plan, the determination by the Committee of the fair market value of a Share shall be conclusive.

     Upon the exercise of an Option, the Company shall cause the purchased Shares to be issued only when it shall have received the full purchase price for the Shares in cash or by certified check

11.  Exercise of Options

     Options granted under the Plan may be exercised by an optionee only while the employee is and, continuously since the date the Option was granted, has been an employee of the Company or one of its subsidiaries, except that (i) if the optionee's termination of employment is other than for deliberate, willful or gross misconduct, any Options held by the optionee may be exercised, to the extent then exercisable, for a period of three months after the date of such termination of employment; (ii) if such termination of employment is by reason of retirement or disability, any Options held by the optionee at the time of retirement or disability will be exercisable for a period of 12 months after the date of such termination of employment; (iii) in the event of death after termination of employment pursuant to (i) or (ii) above, the person or persons to whom the optionee's rights are transferred by will or the laws of descent and distribution shall have a period of three years from the date of termination of the optionee's employment to exercise any Options which the optionee could have exercised during such period; and (iv) in the event of the death of an optionee while employed, any Options then held by the optionee shall become fully and immediately exercisable and may be exercised by the person or persons to whom the optionee's rights are transferred by will or the laws of descent and distribution for a period of three years after the optionee's death. In no event, however, shall any Option be exercisable after the date specified in Section 5, as applicable.

     An Option granted hereunder shall be exercisable, in whole or in part, only by written notice delivered in person or by mail to the Secretary of the Company at its principal office, specifying the number of shares of Common Stock to be purchased and accompanied by payment thereof and otherwise in accordance with the option agreement pursuant to which the Option was granted.

12.  Award Agreements

     Each Award granted under the Plan shall be evidenced by an Award agreement between the employee to whom the Award is granted and the Company, setting forth the number of shares of Common Stock, SARs, or units subject to the Award and such other terms and conditions applicable to the Award not consistent with the Plan as the Committee may deem appropriate.

13.  Tax Withholding

     The Committee may establish such rules and procedures as it considers desirable in order to satisfy any obligation of the Company or any subsidiary to withhold federal income taxes or other taxes with respect to any Award made under the Plan. Such rules and procedures may provide (i) in the case of Awards paid in shares of Common Stock, that the person receiving the Award may satisfy the withholding obligation by instructing the Company to withhold shares of Common Stock otherwise issuable upon exercise of such Award in order to satisfy such withholding obligation and (ii) in the case of an Award paid in cash, that the withholding obligation shall be satisfied by withholding the applicable amount and paying the net amount in cash to the participant. The employer corporation may, in its discretion, hold the stock certificate to which such employee is entitled upon the exercise of an Option as security for the payment of such withholding tax liability, until sufficient payment of that liability has been accumulated.

14.  Change of Control and Limited Rights

     For the purpose of the Plan, a "Change of Control" affecting the Company shall be deemed to have taken place upon (i) the acquisition by a third person, including a "group" as defined in Section 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended, of shares of the Company having 51% or more of the total number of votes that may be cast for the election of Directors of the Company; (ii) shareholder approval of a transaction for the acquisition of the Company, or substantially all of its assets by another entity or for a merger, reorganization, consolidation or other business combination to which the Company is a part; or (iii) the election during any period of 24 months or less of 50% or more of the Directors of the Company where such

Directors were not in office immediately prior to such period provided, however, that no "Change of Control" shall be deemed to have taken place if the Directors of the Company in office on the date of adoption of the Plan, or their successors in office nominated by such Directors, affirmatively approve a resolution to such effect.

     In the event of a Change of Control affecting the Company, then, notwithstanding any provision of the Plan or of any provisions of any Award agreements entered into between the Company and any participant to the contrary, all Awards that have not expired and which are then held by any participant (or the person or persons to whom any deceased participant's rights have been transferred) shall, as of such Change of Control, become fully and immediately vested and exercisable and may be exercised for the remaining term of such Awards.

     A limited right may be awarded by the Committee in connection with any Option granted under the Plan with respect to all or some of the shares of Common Stock covered by such related Option. A limited right may be granted either at the time the Option is granted or thereafter at any time prior to the cancellation, exercise, forfeiture, termination or expiration of the Option. A limited right may be exercised only during the 60-day period beginning on a Change of Control of the Company. Notwithstanding the provisions of the immediately preceding sentences, no limited right may be exercised by an employee who is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, until the expiration of six months from the date of grant of the limited right.

     Upon the exercise of limited rights, the participant shall receive in cash an amount equal to the product computed by multiplying (i) the excess of (a) the highest fair market value per share of Common Stock during the 60-day period ending on the date the limited right is exercised (or, if greater, the price offered for a share of Common Stock pursuant to a tender offer pending during such period) over (b) the Option price per share of Common Stock at which the related Option is exercisable by (ii) the number of shares of Common Stock with respect to which the limited right is being exercised. Notwithstanding the foregoing, in case of a limited right granted in respect of an ISO, the holder may not receive an amount in excess of such amount as will enable such Option to qualify as an ISO.

     Upon exercise of a limited right, such related Option and any related SAR shall cease to be exercisable to the extent of the shares of Common Stock with respect to which such limited right is exercised. Upon the exercise or termination of a related Option, the limited right with respect to such related Option shall terminate to the extent of the shares of Common Stock with respect to which the related Option was exercised or terminated.

15.  Dilution or Other Adjustment

     If the Company is a party to any merger or consolidation, or undergoes any separation, reorganization or liquidation, the Board of Directors of the Company shall have the power to make arrangements, which shall be binding upon the holders of unexpired Awards, for the substitution of new Awards for, or the assumption by another corporation of, any unexpired Awards then outstanding hereunder. In the case of any ISO, such action shall be taken only in the manner and to the extent permitted by Sections 422 and 424 of the Code. In addition, in the event of a reclassification, stock split, combination of shares, separation (including a spin-off), dividend on shares of the Common Stock payable in stock, or other similar change in capitalization or in the corporate structure of shares of the Common Stock of the Company, the Committee shall conclusively determine the appropriate adjustment in the option prices of outstanding Options, in the number and kind of shares or other securities as to which outstanding Awards shall be exercisable, and in the aggregate number of shares with respect to which Awards may be granted. In the case of any ISO, any such adjustment in the shares or other securities subject to the ISO (including any adjustment in the Option price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent permitted by Sections 422 and 424 of the Code.

16.  Assignability

     No Award granted under this Plan shall be sold, pledged, assigned or transferred other than by will or the laws of descent and distribution, and Awards shall be exercisable during the employee's lifetime only by the employee.

17.  Amendment or Termination

     The Board of Directors of the Company may at any time amend, suspend or terminate the Plan provided, however, that (i) no change in any Awards previously granted may be made without the consent of the holder thereof, (ii) no amendment (other than an amendment authorized by Section 15) may be made increasing the aggregate number of shares of the Common Stock with respect to which Awards may be granted, reducing the minimum option price at which Options may be granted, extending the maximum period during which Awards may be exercised or changing the class of employees eligible to receive Awards hereunder, without the approval of the holders of a majority of the outstanding voting shares of the Company.

18.  General Provisions

     No Awards may be exercised by the holder thereof if such exercise, and the receipt of cash or stock thereunder, would be, in the opinion of counsel selected by the Company, contrary to law or the regulations of any duly constituted authority having jurisdiction over the Plan.

     Absence on leave approved by a duly constituted officer of the Company or any of its subsidiaries shall not be considered interruption or termination of service of any employee for any purposes of the Plan or Awards granted thereunder, except that no Awards may be granted to an employee while he or she is absent on leave.

     No Award recipient shall have any rights as a shareholder with respect to any shares subject to Awards granted to him or her under the Plan prior to the date as of which he or she is actually recorded as the holder of such shares upon the stock records of the Company.

     Nothing contained in the Plan or in Awards granted thereunder shall confer upon any employee any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with the right of the Company or any of its subsidiaries to terminate his or her employment at any time.

     Any Award agreement may provide that stock issued upon exercise of any Awards may be subject to such restrictions, including, without limitation, restrictions as to transferability and restrictions constituting substantial risks or forfeiture as the Committee may determine at the time such Award is granted.

19.  Effective Date

     The Plan shall become effective on the date of its adoption by the Board of Directors of the Company subject to approval of the Plan by the holders of a majority of the outstanding voting shares of the Company within 12 months after the date of the Plan's adoption by said Board of Directors. In the event of the failure to obtain such shareholder approval, the Plan shall be null and void and the Company shall have no liability thereunder. No Award granted under the Plan shall be exercisable until such shareholder approval has been obtained.

20.  Termination

     No Award may be  granted  under the Plan on or after the date  which is ten
(10) years following the effective date specified in Section 19, but Awards previously granted may be exercised in accordance with their terms.

21.  Governing Law

     The Plan and such Options as may be granted thereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, from time to time obtaining, without giving effect to conflict of law principles thereof.

                                                                         ANNEX H


                                                     Document is copied.
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 10-QSB


(Mark One)

/X/ Quarterly report under Section 13 or 15(d) of the Securities Exchange Act of 1934

    For the quarterly period ended September 30, 2000

/ / Transition report under Section 13 or 15(d) of the Exchange Act for the transaction period from ________________ to ________________

Commission file number: 0-28144

                               TRIMOL GROUP, INC.
       (Exact Name of Small Business Issuer as Specified in Its Charter)

          DELAWARE                                       13-3859706
(State or Other Jurisdiction of             (I.R.S. Employer Identification No.)
Incorporation or Organization)

        1285 Avenue of the Americas, 35th Floor, New York, New York 10019
                    (Address of Principal Executive Offices)

                                 (212) 554-4394
                (Issuer's Telephone Number, Including Area Code)

              (Former Name, Former Address and Former Fiscal Year,
                          if Changed Since Last Report)


Check whether the issuer: (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes X     No
   ---       ---
                     APPLICABLE ONLY TO ISSUERS INVOLVED IN
                        BANKRUPTCY PROCEEDINGS DURING THE
                              PRECEDING FIVE YEARS

Check whether the registrant filed all documents and reports required to be filed by Section 12, 13 or 15(d) of the Exchange Act after the distribution
of securities under a plan confirmed by a court.  Yes ___      No ___

                      APPLICABLE ONLY TO CORPORATE ISSUERS

State the number of shares outstanding of each of the issuers' classes of common equity, as of the latest practicable date: As of November 20, 2000, 12,039,000 shares of Common Stock, par value $.01 per share.


Transitional Small Business Disclosure Format (check one):  Yes         No  X
                                                                ---        ---

                                TABLE OF CONTENTS

                          PART I. FINANCIAL INFORMATION


                                                                     Page Number

Item 1. Financial Statements                                          F-1-F-9

Independent Accountant's Review Report                                F-i

Consolidated Balance Sheet as of September 30, 2000
(Unaudited) and December 31, 1999 (Audited)                           F-1

Consolidated Statement of Operations
For the three and nine month period ended September 30, 2000
and 1999 (Unaudited)                                                  F-2

Statement of Changes in Shareholder's Equity For the
nine month period ended September 30, 2000 and 1999 (Unaudited)       F-3

Consolidated Statement of Cash Flows For the nine month
period ended September 30, 2000 and 1999 (Unaudited)                  F-4-F-5

Notes to Consolidated Financial Statements                            F-6-F-9

Item 2. Management's Discussion and Analysis and Results of
Operations                                                            1-13

                           PART II. OTHER INFORMATION

Item 6. Exhibits and Reports on Form 8-K                              14

Signatures                                                            15

                     INDEPENDENT ACCOUNTANTS' REVIEW REPORT



To The Board of Directors and Shareholders
Trimol Group, Inc.


We have reviewed the accompanying consolidated balance sheet of Trimol Group, Inc. as of September 30, 2000 and the related consolidated statements of operations for the nine and three month period ended September 30, 2000, changes in shareholders' equity and cash flows for the nine month period ended September 30, 2000. These consolidated financial statements are the responsibility of the Company's management.

We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the consolidated financial statements referred to above for them to be in conformity with generally accepted accounting principles.


                                       PARITZ & COMPANY, P.A.


Hackensack, New Jersey
November 13, 2000

TRIMOL GROUP, INC.


CONSOLIDATED BALANCE SHEET

                                                     September 30, 2000    December 31, 1999
                                                         (Unaudited)          (Audited)
                                                          (In Thousands of U.S. Dollars)
ASSETS
Cash and cash equivalents                                   4,475                5,273
Held to maturity securities                                 1,037                  545
Loans, net of allowance for possible loan losses
    of $472 and $928, respectively                          3,158                2,871
Reinsurance recoverable                                       222                  157
Property, plant and equipment                               5,913                5,836
Other assets                                                2,046                1,326
                                                           ------               ------
TOTAL ASSETS                                               16,851               16,008
                                                           ------               ------
                                                           ------               ------

LIABILITIES
Non interest bearing demand deposits                        4,536                3,440
Interest bearing deposits                                   3,033                3,135
                                                           ------               ------
Total deposits                                              7,569                6,575
Insurance policy and claim reserves                           256                  288
Other liabilities                                           2,308                2,348
                                                           ------               ------

TOTAL LIABILITIES                                          10,133                9,211

MINORITY INTEREST                                           1,634                1,600

SHAREHOLDERS' EQUITY                                        5,084                5,197
                                                           ------               ------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                 16,851               16,008
                                                           ------               ------
                                                           ------               ------

The accompanying notes are an integral part of the financial statements.

TRIMOL GROUP, INC.


CONSOLIDATED STATEMENT OF OPERATIONS  (Unaudited)


                                             NINE MONTHS ENDED          THREE MONTHS ENDED
                                               SEPTEMBER 30,               SEPTEMBER 30,
                                             2000        1999           2000          1999
                                            ------      ------         ------        ------
                                   (In Thousands of US Dollars, except share and per share data)
REVENUES
Revenues from hotel operations                 1,735        1,580            568           513
Revenues from document processing              2,165        2,142            785           577
Loan interest                                    551          763            227           262
Other interest                                   302          336            125            92
Insurance premiums                                87           58             39            18
Commissions, fees and other revenues             884        1,064            347           473
                                               -----        -----          -----         -----
TOTAL REVENUES                                 5,724        5,943          2,091         1,935
Interest expense                                 340          472             93            81
                                               -----        -----          -----         -----
TOTAL REVENUES, NET OF INTEREST EXPENSE        5,384        5,471          1,998         1,854
                                               =====        =====          =====         =====

PROVISION FOR BENEFITS, CLAIMS AND
CREDIT LOSSES
Provision for credit losses (gains)             (420)         327             71           215
Provision for benefits and claims                 33           27             16             9
                                               -----        -----          -----         -----
                                                (387)         354             87           224
                                               =====        =====          =====         =====
OPERATING EXPENSES
Cost of revenues from hotel operations           753          829            251           296
Cost of revenues from document processing        733          569            261           126
Other operating expenses                       4,024        3,116          1,374         1,398
                                               -----        -----          -----         -----
TOTAL OPERATING EXPENSES                       5,510        4,514          1,886         1,820
                                               =====        =====          =====         =====

INCOME  (LOSS) FROM OPERATIONS
BEFORE INCOME TAXES AND
MINORITY INTEREST                                261          603              25         (190)
                                               =====        =====           =====        =====

Provision (credit) for income taxes               72          113              29           62
Minority interest, net of income taxes            76           96              16           10
                                               -----        -----           -----        -----
NET INCOME (LOSS)                                113          394             (20)        (262)
                                               =====        =====           =====        =====

Net income per share (basic and diluted)        .009         0.03           (.002)       (0.02)
                                               -----        -----           -----        -----

WEIGHTED AVERAGE NUMBER OF
SHARES OUTSTANDING                        12,039,000   12,035,542      12,039,000   12,039,000

The accompanying notes are an integral part of the financial statements.

TRIMOL GROUP, INC.


STATEMENT OF CHANGES IN SHAREHOLDER'S EQUITY (Unaudited)

                                                 Nine Months Ended September 30,
                                                    2000                1999
                                                  (In Thousands of US Dollars)

COMMON STOCK
Balance, January 1 and September 30                  120                 120
                                                  ------              ------

ADDITIONAL PAID-IN CAPITAL
Balance, January 1 and September 30                6,178               6,018
Issuance of common stock                               -                 182
                                                  ------              ------
                                                   6,178               6,200
                                                  ------              ------

DEFERRED COMPENSATION
Balance, January 1                                   (27)                  -
Deferred compensation                                 27                 (61)
                                                  ------              ------
Balance, September 30                                  -                 (61)
                                                  ------              ------

RETAINED EARNINGS
Balance, January 1                                (1,074)              1,428
Net income                                           113                 394
Other comprehensive (loss)                          (253)             (1,862)
                                                  ------              ------
Balance, September 30                             (1,214)                (40)
                                                  ------              ------

TOTAL SHAREHOLDERS' EQUITY                         5,084               6,219
                                                  ------              ------

ACCUMULATED OTHER COMPREHENSIVE LOSS
Balance, January 1                                (2,413)                  -
Foreign currency translations                       (253)             (1,862)
                                                  ------              ------
Balance, September 30                             (2,666)             (1,862)


The accompanying notes are an integral part of the financial statements.

TRIMOL GROUP, INC.


CONSOLIDATED STATEMENT OF CASH FLOWS (Unaudited)


                                                         Nine Months Ended
                                                           September 30,
                                                        2000         1999
                                                        ----         ----
                                                   (In Thousands of US Dollars)

CASH FLOW FROM OPERATING ACTIVITIES
Net income                                               113            394
                                                      ------         ------

ADJUSTMENTS TO RECONCILE NET INCOME TO
NET CASH USED IN OPERATING ACTIVITIES

INCOME AND EXPENSES NOT INVOLVING
CASH FLOW
Depreciation and amortization                            363           383
Provision for credit gains                              (420)         (294)
Provision for benefits and claims                         33           (49)
Minority interest                                         76          (475)
Stock based compensation                                  27             -
Disposal of property, plant and equipment                187             -
                                                      ------        ------
                                                         266          (435)
                                                      ------        ------

CHANGES IN ASSETS AND LIABILITIES
Net  (increase) in other assets                         (790)         (741)
Net increase (decrease) in other liabilities              69          (265)
Net decrease in reinsurance recoverable                  (73)           63
                                                      ------        ------
                                                        (794)         (943)
                                                      ------        ------

TOTAL ADJUSTMENTS                                       (528)       (1,378)
                                                      ------        ------
NET CASH USED IN OPERATING ACTIVITIES                   (415)         (984)
                                                      ------        ------

CASH FLOW FROM INVESTING ACTIVITIES
Proceeds from redemptions of securities held to
  maturity                                             6,534        (9,104)
Purchase of securities held to maturity               (7,025)        9,150
Purchase of equipment                                   (924)         (174)
Net (increase) decrease in loans                         (16)        2,365
                                                      ------        ------

NET CASH PROVIDED BY (USED IN)
  INVESTING ACTIVITIES                                (1,431)        2,237
                                                      ------        ------

CASH FLOW FROM FINANCING ACTIVITIES
Net increase in deposits                               1,335          (985)
Proceeds from issuance of common stock                     -           130
                                                      ------        ------

NET CASH PROVIDED BY (USED IN)
FINANCING ACTIVITIES                                  1,335           (855)
                                                      ------        ------

Effect of exchange rate on cash                        (287)           112
                                                      ------        ------

TRIMOL GROUP, INC.


                                                         Nine Months Ended
                                                           September 30,
                                                         2000         1999
                                                         ----         ----
                                                    (In Thousands of US Dollars)

Increase (decrease) in cash and cash equivalents        (798)           510
Cash and cash equivalents at beginning of period       5,273          4,173
                                                       ------        ------

CASH AND CASH EQUIVALENTS
  AT END OF PERIOD                                     4,475          4,683
                                                       ------        ------

SUPPLEMENTAL DISCLOSURE OF
CASH FLOW INFORMATION
Interest paid                                            300            572
Income taxes paid                                         33            113
                                                       ------        ------


The accompanying notes are an integral part of the financial statements.

TRIMOL GROUP, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - BASIS OF PRESENTATION

The unaudited consolidated financial statements of Trimol Group, Inc. (the "Company") as of September 30, 2000 and for the nine and three month periods ended September 30, 2000 and 1999 included herein have been prepared on the same basis as those in the Annual Report on Form 10-KSB for the year ended December 31, 1999. In the opinion of management, all adjustments (consisting only of those which are normal and recurring) necessary for a fair presentation have been included.

The results of operations for interim periods are not necessarily indicative of the results to be expected for a full fiscal year.

Certain financial information that is normally included in annual financial statements prepared in accordance with generally accepted accounting principles, but is not required for interim reporting purposes, has been condensed or omitted.

The accompanying unaudited consolidated financial statements should be read in conjunction with the audited consolidated financial statements and related notes included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1999.

The consolidated statements of the Company include the accounts of the Company and its operating subsidiaries and their holding companies. Inter-company balances have been eliminated in consolidation.

NOTE 2 - OPERATIONS

The Company owns all of the shares of four holding corporations that own capital stock of four companies with business operations in the Republic of Moldova ("Moldova"). The capital stock of such four companies comprise all of the issued and outstanding shares of an insurance company, Exim Asint S.A. (the "Insurance Company"), a bank, Banca Comerciala pe Actiuni "Export -- Import" (the "Bank"), 65% of the issued and outstanding shares of a hotel, the Jolly Alon Limited (the "Hotel"), and all of the issued and outstanding shares of Intercomsoft Limited ("Intercomsoft"), a document production company.

The Insurance Company began operations at the beginning of 1995 and is active in the general insurance sector providing property and liability coverage to the Moldovan market. Commencing in the last quarter of 1997, the Insurance Company also provides reinsurance services to the Moldovan insurance market.

The Bank was established on April 26, 1994, received its General Banking License from the National Bank of Moldova on April 29, 1994 and began activity as a new bank on June 1, 1994. The Bank's activities include receipt of monetary deposits, granting credit, transacting in foreign currency, financing international trade, investment in securities, retaining and managing marketable documents and other assets for other parties, and managing payments.

The Hotel was established on October 15, 1991 and operates and manages the Jolly Alon Hotel and rents stores and offices located on Hotel property. The principal guests of the Hotel are business persons and international diplomats from all over the world. The tourism sector with respect to Hotel guests is marginal and, accordingly, seasonability is not a factor.

Intercomsoft was incorporated in February 1995 as a non-resident Irish registered company. Intercomsoft supplies the technology and consumables required to produce secure essential documents (passports, drivers' licenses,

TRIMOL GROUP, INC.


car licenses and ID cards) and provides such technology and consumables to the government of the Republic of Moldova.

NOTE 3 - RISKS AND UNCERTAINTIES

The following factors relating to the Company and its business should be carefully considered:

     (a) The Company's subsidiaries operate in Moldova, a former Republic of the Soviet Union, and are heavily dependent on Russia and on a number of former Republics of the Soviet Union. Accordingly, the current political and economic situation in Moldova, Russia and the former Republics of the Soviet Union, which have historically been unstable, could have a material adverse effect on the Company and its subsidiaries. Political uncertainty and instability in the Republic of Moldova could also have a material adverse effect on the future revenue and income of the Company and its subsidiaries.

     (b) The Moldovan Ministry of Economics is Intercomsoft's only customer. In November 1999, the Company learned that the Ministry of Economy Affairs and Reform of the Republic of Moldova was soliciting bids to select an audit company to review the contract between Intercomsoft and the Government of the Republic of Moldova ("GRM"), pursuant to which Intercomsoft is granted the right to act as the exclusive supplier of the technology required to produce secure essential documents to GRM. The Company believes that the review will involve the assessment of such contract comparing it with international norms for prices charged for the services performed. A loss, or a substantial change in the terms of such contract could, however, have a material adverse effect on Intercomsoft and the Company

     (c) The Insurance Company cedes insurance to other companies, the major one being Munchener Ruckversicherungs Gesellschaft (Munich Re). These reinsurance contracts do not relieve the Insurance Company from its primary obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Insurance Company. In order to reduce its credit risk, the Insurance Company seeks to do business only with financially sound reinsurance companies and regularly reviews the financial strength of reinsurers used. No provision for uncollectible amounts has been made since none of the receivables is deemed to be uncollectible.

     (d) The Bank currently operates under a B-License issued by the National Bank of Moldova ("NBM"). NBM regularly revises the capital requirements for banks in the Republic of Moldova. In accordance with current regulations, banks operating under a B-License must maintain a shareholders' equity of no less than 48 Million Moldovan Leu ("MDL") as of July 1, 2000, which amount equals approximately $3.8 Million U.S. Dollars at the exchange rate in effect at September 30, 2000. The Bank met this requirement and maintains its B-License issued by the NBM. In addition, NBM has advised the Company that as of January 1, 2001, banks with a B-License will be required to increase its equity to a minimum of 76 Million MDL; approximately $6 Million U.S. Dollars based upon the exchange rate in effect on September 30, 2000. The Bank's shareholders' equity as of September 30, 2000 was 48.2 Million MDL; approximately $3.85 Million U.S. Dollars. As a result, the Bank must increase its shareholder equity by approximately 27.8 Million MDL; approximately $2.2 Million U.S. Dollars, using the exchange rate in effect on September 30, 2000, by January 1, 2001 in order to maintain its current banking license in Moldova. Should the Bank be unable to meet this capitalization requirement, it may lose its B-License to operate as a bank in Moldova, which would have a material adverse effect on the Company.

NOTE 4 - FOREIGN CURRENCY TRANSLATION

The Moldovan Leu (MDL) is the functional currency of the Company's subsidiaries which are all located in, or derive their revenue from,

TRIMOL GROUP, INC.


the Republic of Moldova. Accordingly, the assets and liabilities denominated in foreign currency are translated into U.S. Dollars at the current rate of exchange existing at period-end and revenues and expenses are translated at average monthly exchange rates. Related translation adjustments are reported as a separate component of shareholders' equity, whereas gains or losses resulting from foreign currency transactions are included in results of operations.

During the nine months ended September 30, 2000 and 1999 fluctuations in the MDL and the United States Dollar reduced the Company's net income in the amounts reflected in the Company's Consolidated Statement of Changes in Shareholders' Equity under the line item "Accumulated Other Comprehensive Loss", as a component of Shareholders' Equity.

NOTE 5 - SHAREHOLDERS' EQUITY

(a) On February 25, 1999, the Company entered into employment agreements (collectively the "Employment Agreements") with three of its executives (the "Executives") each of which is for a term of five years commencing January 1, 1999. In addition to salary and benefits, the Employment Agreements provide that for every $1,000,000 of the Company's excess net pre-tax profits, as defined, generated by the Company in the determining year, the Executives will receive incentive warrants ("Incentive Warrants") to purchase an aggregate of 200,000 shares of the Company's common stock (the "Common Stock") up to a maximum of 3,000,000 shares of Common Stock per year at an exercise price equal to the closing price of Common Stock on the issue date. As of September 30, 2000, no Incentive Warrants were outstanding.

Effective October 25, 2000, two of the above Executives agreed to terminate their Employment Agreements with the Company subject to the consummation of a Release and Indemnity Agreement between the Company and each of two such individuals.

(b) In May 1999 the Company issued warrants to purchase 1,400,000 shares of its Common Stock to the Executives. The warrants may be exercised for a period of five years at an exercise price of $11.50 per share. Effective February 28, 2000 the Company canceled these warrants and issued 1,400,000 warrants with substantially the same terms, at an exercise price of $.50 per share.

During 1999, the Company granted five year warrants to purchase up to 60,000 shares of the Company's Common Stock, 30,000 of which are at an exercise price of $11.50 per share and 30,000 of which are at an exercise price of $.75 per share, to certain former members of the Company's Board of Directors.

As of September 30, 2000, warrants to purchase 1,460,000 shares of Common Stock were issued and outstanding.

NOTE 6 - RELATED PARTY TRANSACTIONS

The Company transacts business at times with related parties while conducting its commercial activities. The Company believes such transactions are on substantially the same terms as those prevailing at the time for comparable transactions with unrelated parties.

Pursuant to a resolution of the Company's Board of Directors on March 31, 2000, the Company repaid its debt to a company owned by the Company's majority stockholder (the "Stockholder") of the principal balance of $1,162,000 plus interest from January 6, 1998 to April 5, 2000 in the amount of $187,000. Prior to this resolution, the liability had been deemed non-interest bearing.

On June 27, 2000, the Company borrowed (the "Loan") $797,000 from a company controlled by the Company's majority stockholder ("Stockholder") and invested the loan proceeds in the Bank to meet the capital requirements referred to in
Note 3(d). The Loan bears interest at 2% above prime rate and matures on December 31, 2000. If the Loan is not repaid by its due date, the Stockholder can elect to convert the Loan into a 22% interest in two of the Company's subsidiaries which own all the issued and outstanding shares of

TRIMOL GROUP, INC.


the Bank. On June 28, 2000, the Company repaid $74,000 of the Loan leaving a balance of $723,000 at September 30, 2000. This amount is included in other liabilities on the accompanying September 30, 2000 consolidated balance sheet.

NOTE 7 - MINORITY INTEREST

The minority interest comprises a 35% interest by the Government of the Republic of Moldova in the Hotel.

ITEM 2: MANAGEMENT'S DISCUSSION AND ANALYSIS AND RESULTS OF OPERATIONS


RESULTS OF OPERATIONS
---------------------

     The following discussion and analysis should be read in conjunction with the Company's consolidated financial statements and notes thereto appearing elsewhere in this report.

GENERAL

     The Company through its wholly-owned subsidiaries, owns 65% of the issued and outstanding shares of capital stock of the Jolly Alon Limited, A Moldovan corporation ("Hotel"0, that operates and manages the Jolly Alon Hotel in Chisinau, Moldova with the remaining thirty-five (35%) percent of the issued and outstanding shares of capital stock of the Hotel being owned by the Government of the Republic of Moldova; 100% of the issued and outstanding shares of capital stock of Banca Commerciala pe Actiuni "Export-Import," a Moldovan corporation ("Bank"), which owns a commercial bank in Moldova; 100% of the issued and outstanding shares of capital stock of Exim Asint, S.A., a Moldovan corporation ("Insurance Company") which owns a property and casualty insurance business in Moldova, and 100% of the issued and outstanding shares of capital stock of Intercomsoft, Ltd., an Irish corporation ("Intercomsoft"), which is the exclusive supplier to the Government of the Republic of Moldova of the technology and equipment required to manufacturer secure essential government documents (e.g., passports, drivers' licenses, etc.). The Company's interests in the Bank, the Hotel and the Insurance Company were acquired on January 6, 1998. The Company's interest in Intercomsoft was acquired on May 6, 1998.

     As the Company's subsidiaries all operate in, or derive its revenues form the Republic of Moldova, the current (and future) economic situation, and the political uncertainty and instablity, in the Republic of Moldova and in Russia could have a material adverse effect on the Company and its subsidiaries.

     The functional currency in the Republic of Moldova is the Moldova Leu. References herein to $ or U.S. $ are to the United States Dollar. References herein to MDL are to the Moldovan Leu.

COMPARISON OF 3rd QUARTER 2000 TO 3rd QUARTER 1999


The Company (As Consolidated)

     The Company's total revenues for 3rd Quarter 2000 were $2,091,000, an increase of $156,000 from 3rd Quarter 1999 total revenues of $1,935,000, an approximate 8% increase.

     Operating expenses were approximately $1,886,000 and $1,820,000, in 3rd Quarter 2000 and 3rd Quarter 1999, respectively. Measured as a percentage of revenues, total operating expenses were approximately 90% and 94% for 3rd Quarter 2000 and 3rd Quarter 1999, respectively.

     In 3rd Quarter 2000, the Company had a net loss of approximately $20,000, or 1% of revenues. In 3rd Quarter 2000, the net loss declined by $242,000 from the net loss of $262,000 in 3rd Quarter 1999, or 13%.

     The significant increase in the Company's operating expenses had a material adverse impact on the Company's consolidated net income.

     The Company believes that the economic crisis in Russia, which caused an economic slowdown in the Republic of Moldova, resulting in less disposable income to the Moldovan population, had an adverse impact on the revenues and income of the Company's subsidiaries and, therefore, on the Company. Such slowdown may continue to have an adverse impact. In addition, the Moldovan Leu, the currency of the Republic of Moldova, has undergone significant and adverse devaluation, which has also had a significant and adverse impact on the revenue and income of the Company. Additional devaluation of the currency may continue to have an adverse impact.

THE BANK

     The Bank generates its revenue from charging fees for its services, interest charged on loans, interest earned from funds deposited from correspondent banks and investing in securities issued by the Moldovan Government.

     During 3rd Quarter 2000, the Bank earned interest income of approximately $348,000, which was an increase from the results of 3rd Quarter 1999 interest income of $337,000 by approximately $11,000, or 3%. The largest component of the Bank's total interest income was interest earned on loans, which was approximately $227,000 and $262,000, or approximately 65% and 76% of the Bank's total interest income earned during the 3rd Quarter 2000 and 1999 respectively. The decrease both in dollars and as a percentage of interest income of interest earned on loans was the result of decline of the Moldovan economy, which, in turn, has led to an unstable financial condition of the banking industry, in the Republic of Moldova.

     The remaining components of the Bank's interest income were interest earned on securities and interest earned on deposits with correspondent banks. During 3rd Quarter 2000 interest earned on securities was approximately $63,000 or 20% of the Bank's total interest income and interest earned on deposits with correspondent banks was approximately $58,000 or 22% of the total interest income. During 3rd Quarter 1999 interest earned on securities was approximately $41,000 or 12% of the Bank's total interest income and interest earned on deposits with correspondent banks was approximately $34,000 or 10% of the total interest income.

This was the result of the Bank's focus on commercial loans, which have a greater rate of return than securities in the Republic of Moldova, due to a decline in interest earned on securities. The decision to focus more on commercial loans was also based on the fact that interest on the securities issued by Moldovan Government has been significantly reduced and therefore it has lost its appeal as an investment vehicle by the Bank. The increase in the interest income on the deposits with the correspondent banks was a result of an increase of the daily closing balances on Nostro accounts (accounts at correspondent banks over which the Bank has control) since January 1, 2000.

     In addition to the interest income, the Bank also earned non-interest income of approximately $322,000 in 3rd Quarter 2000 as compared to approximately $494,000 in 3rd Quarter 1999. The principal component of non-interest income was financial service fees of approximately $203,000 and $202,000 for 3rd Quarter 2000 and 1999 respectively, increasing in 3rd Quarter 2000 by approximately $1,000 or .5%. Financial service fees include commissions charged for transactions on cash transfers and cash exchange in foreign currency, as well as commissions on Western Union transactions performed for individuals. Another principal component of non-interest income is foreign exchange trading profit and commissions of approximately $48,000 and $138,000, in 3rd Quarter 2000 and 1999 respectively, which was a decrease in 3rd Quarter 2000 by approximately $90,000 or 65%. The decrease is a result of a slight fluctuation in the exchange rate in comparison to the previous period.

     Offsetting the Bank's total interest income during 3rd Quarter 2000 was interest expense of approximately $87,000, or 27% of interest income, comprised principally of interest paid on deposits. During 3rd Quarter 1999 total interest expense was approximately $81,000, or 24% of total interest income.

     During 3rd Quarter 2000, the Bank had a loss resulting from its allowance for possible loan losses of $71,000. In comparison, in 3rd Quarter 1999, the Bank recognized a loss from allowance of possible loans losses of $215,000.

     Offsetting the Bank's total non-interest income earned during 3rd Quarter 2000 and 1999 were total non-interest expenses of approximately $489,000 and $442,000 respectively, including salaries and related costs of approximately $100,000 and $104,000, outside services and processing expenses of approximately $116,000 and $37,000 and marketing and development costs of approximately $71,000 and $48,000, respectively. The increase in marketing and development costs resulted from a number of marketing contracts that were entered into in response to increased competition in the financial services market.

     The Bank's net loss was $5,000 for 3rd Quarter 2000, a decrease of $16,000 in the net loss of $21,000 in 3rd Quarter 1999.

THE HOTEL

     The Hotel derives its revenues principally from rental of guest accommodations, restaurant operations and leasing of stores and offices.

     During 3rd quarter 2000 the Hotel's revenues of $568,000 were principally derived from (a) rental of guest accommodations ($359,000 or 63% of the Hotel's revenue); (b) restaurant operations ($81,000 or 14% of the Hotel's revenue); and
(c) leasing of stores and offices ($83,000 or 15% of the Hotel's revenue). Revenue for 3rd Quarter 2000 increased from 3rd Quarter 1999 from approximately $513,000, an increase of $55,000 or 11%.

     Total cost of revenue for the Hotel was approximately $251,000 and $296,000 or approximately 45% and 57% of Hotel's revenue, for the 3rd quarter 2000 and 1999, respectively.

     The gross profit (revenue minus cost of revenue) for 3rd Quarter 2000 and 1999 was $317,000 (56% of revenue) and $217,000 (42% of revenue), respectively, increasing in 3rd Quarter 2000 by $100,000. The foregoing dollar amounts are stated before giving effect to the minority (35%) interest of he government of the Republic of Moldova.

     The net income of the Hotel 3rd Quarter 2000 was $47,000 an increase of $19,000 from 3rd Quarter 1999 of $28,000.

INTERCOMSOFT

     Intercomsoft derives its revenue from being the exclusive supplier of the technology, equipment and consumables required to produce secure essential documents (e.g., passports, driving licenses, etc.), to the Government of the Republic of Moldova.

     During 3rd Quarter 2000 and 1999 Intercomsoft had revenues from operations of approximately $785,000 and $577,000, respectively. Management attributes this approximate 36% increase in revenues to a higher number of documents processed during the 3rd quarter 2000. During 3rd Quarter 2000, the cost of revenue was approximately $261,000, or 33% of revenue, which was an increase as compared to 3rd Quarter 1999 of $126,000, or 21% of revenue.

     Intercomsoft had other operating expenses of $117,000 in 3rd Quarter 2000, and increase of $110,000 of the operating expenses during 3rd quarter 1999. This is due to additional marketing and promotion costs resulting from a contract entered into in 1st quarter 2000. Accordingly, Intercomsoft's net income for 3rd Quarter 2000 was $407,000, a decrease of $72,000 from 3rd Quarter 1999 net income of $479,000.

THE INSURANCE COMPANY

     The Insurance Company derives its revenues from premium payments from its insureds and from the investment of its insurance reserves.

     Although the Insurance Company earned approximately $82,000 and $48,000 in gross premiums during 3rd Quarter 2000 and 1999 respectively, earned premiums ceded to reinsures approximated $43,000 and $28,000 respectively resulting in approximately $39,000 and $20,000 in net premiums earned of the Insurance Company's total revenues of approximately $69,000 and $57,000 for 3rd Quarter 2000 and 1999 respectively. During 3rd Quarter 2000 and 3rd Quarter 1999, the Insurance Company also received net interest income of approximately $4,000 and $6,000 respectively.

Reinsurance commissions earned during 3rd Quarter 2000 and 3rd Quarter 1999 were $22,000 and $13,000, respectively. The Insurance Company's total expenses of approximately $42,000 incurred during 3rd quarter 2000 resulted in a net income before taxes of approximately $26,000 compared to a net income of approximately $40,000 in 3rd Quarter 1999 after total expenses of $17,000.

Business segment information for three months ended September 30, 2000


                                               Insur-     Docu-
                               Bank    Hotel   rance       ment
                             Opera-   Opera-   opera-   proces-      Holding   Elimina-
                              tions    tions    tions      sing   Activities      tions   Consolidated
                             ------   ------   ------   -------   ----------   --------   ------------
(In thousands of USD)
Total revenue                   670      568       68       785         -                     2,091

Interest expense                (87)      (7)       -         -         1                       (93)

Total revenue
net of interest
expense                        583      561        68       785         1            -        1,998

Provision for
benefits,
claims and
credit gains                  (71)        -       (16)        -         -            -          (87)

Operating expenses           (489)     (514)      (25)     (378)     (480)           -       (1,886)

Income (loss)
from operations
before income
taxes and minority
interest                       23        47        27       407      (479)           -           25

Provision for
income taxes                  (28)        -       (1)         -         -            -          (29)

Minority interest, net
of taxes                        -       (16)       -          -         -            -          (16)

Net income (loss)              (5)       30       26        407      (479)           -          (20)

Fixed assets                1,743     4,135       35          -         -            -        5,913

Total assets               11,110     4,553      609        351       228            -       16,851
                           ------     -----      ---        ---       ---           ---      ------

Business segment information for three months ended September 30, 1999

                                               Insur-     Docu-
                               Bank    Hotel   rance       ment
                             Opera-   Opera-   opera-   proces-      Holding   Elimina-
                              tions    tions    tions      sing   Activities      tions   Consolidated
                             ------   ------   ------   -------   ----------   --------   ------------
(In thousands of USD)
Total revenue                 753       513       57        612         -            -        1,935

Interest expense              (81)        -        -          -         -            -          (81)

Total revenue
net of interest
expense                       672       513       57        612         -            -        1,854

Provision for
benefits,
claims and
credit losses                (215)        -       (9)         -         -            -         (224)

Operating expenses           (442)     (459)      (8)      (133)     (778)           -       (1,820)

Income (loss)
from operations
before income
taxes and minority
interest                       15        54       40        479      (778)           -         (190)

Provision for
income taxes                  (36)      (26)       -          -         -            -          (62)

Minority interest,
net of taxes                    -         -        -          -         -          (10)         (10)

Net income (loss)             (21)       28       40        479      (778)         (10)        (262)

Fixed assets                  777     4,450       41          -                               5,268

Total assets                9,200     4,910      425      1,568       181                    16,284
                            -----     -----      ---      -----       ---           ---      ------

COMPARISON OF 9 MONTHS 2000 TO 9 MONTHS 1999

The Company (As Consolidated)

     The Company's total revenues declined by approximately $219,000 or 3.7% from $5,943,000 to $5,724,000 in 9 months 2000 as compared to 9 months 1999. Total operating expenses increased by $996,000 to approximately $5,510,000 for 9 months 2000 from $4,514,000 for 9 months 1999. Measured as a percentage of total revenues, total operating expenses were approximately 96% and 76% for 9 months 2000 and 9 months 1999, respectively. The Company was unable to reduce total operating expenses in proportion to reduced total revenues.

     For 9 months 2000, the Company had net income of approximately $113,000, or approximately 2% of total revenues. For 9 months 2000, net income declined from 9 months 1999 by approximately $281,000, or approximately 5% of total revenues in 9 months 2000.

THE BANK

     During 9 months 2000, the Bank earned interest income of approximately $822,000, which is a decline from the results of 9 months 1999 of $1,032,000 by approximately $210,000, or 20%. The largest component of the Bank's total interest income was interest earned on loans which was approximately $551,000 and $763,000, or approximately 67% and 74% of the Bank's total interest income earned during 9 months 2000 and 9 months 1999 respectively. The decrease was the result of the economic crisis in Moldova which, in turn, has led to an unstable financial condition of the banking industry in the Republic of Moldova.

     The remaining components of the Bank's interest income were interest earned on securities and interest earned on deposits with correspondent banks. During 9 months 2000 interest earned on securities was approximately $94,000 or 11% of the Bank's total interest income and interest earned on deposits with correspondent banks of approximately $177,000 or 22% of the total interest income. During 9 months 1999 interest earned on securities was approximately $173,000 or 17% of the Bank's total interest income and interest earned on deposits with correspondent banks of approximately $96,000 or 9% of the total interest income. The reason for the foregoing decline in interest earned on securities was the Bank's greater focus on commercial loans, which have greater return than securities, thus management allocated less funds to securities investments. In addition, interest on the securities issued by Moldovan Government was reduced significantly and at present holds no appeal for the Bank as an investment vehicle. The increase in the interest income on the deposits with the correspondent banks was the increase of the daily closing balances on Nostro accounts (accounts at corresponding bank's over which the Bank has control) during 9 months 2000.

     In addition to interest income, the Bank also earned non-interest income, which for 9 months 2000 was approximately $819,000, a decrease of approximately $205,000, or 20%, in comparison to the income earned during 9 months 1999 of approximately $1,024,000. The principal component of non-interest income was financial service fees of approximately $586,000 and approximately $562,000 for 9 months 2000 and 1999 respectively, increasing in 2000 by approximately $24,000, or 4%. Financial service fees include commissions charged for transactions on cash transfers and cash exchange of foreign currency, as well as commissions on Western Union transactions performed for individuals. Another component of non-interest income was foreign exchange trading profit and commissions of approximately $238,000 and approximately $462,000 earned during 9 months 2000 and 1999 respectively, a decrease in 2000 of approximately $224,000, or 48%.

     Offsetting the Bank's total interest income during 9 months 2000 was interest expense of approximately $297,000, or 36% of interest income, comprised principally of interest paid on deposits. During 9 months 1999 total interest expense amounted to approximately $472,000 or 46% of total interest income.

     In 9 months 2000, the Bank recognized a gain resulting from a reduction in its allowances for possible loan losses of $420,000 compared to the recognition by the Bank of a loss from allowance for possible loan losses of $327,000 in 9 months 1999.

     Offsetting the Bank's total non-interest income earned during 9 months 2000 and 1999 were total non-interest expenses of approximately $1,432,000 and $1,018,000 respectively, including salaries and related costs of approximately $326,000 and $309,000, outside services and processing expenses of approximately $366,000 and $147,000 and marketing and development costs of approximately $178,000 and $80,000 respectively. Salaries and related costs incurred during 9 months 2000 increased in comparison to 9 months 1999 resulting from an increase in the Bank's staffing levels. The increase in outside services and processing expenses resulted from the use of alternative information agencies and additional consulting and audit expenses. The increase in marketing and development costs of 122% was due to a number of marketing contracts that were entered into in response to increased competition in the financial services market.

     The Bank's net income for 9 months 2000 was $304,000, an increase of $104,000 over the net income for 9 months 1999 of $200,000.

THE HOTEL

     During 9 months 2000, the Hotel's revenue of $1,735,000 was principally derived from (a) rental of guest accommodations ($1,138,000 or 66% of the Hotel's revenue); (b) restaurant operations ($245,000 or 14% of the Hotel's revenue); and (c) leasing of stores and offices ($244,000 or 14% of the Hotel's revenue). Revenue earned during 9 months 2000 compared to the results of 9 months 1999 of $1,580,000 increased by $155,000 or 10%.

     Total cost of revenue was $753,000 and $829,000 or approximately 43% and 52% of Hotel's revenue, for 9 months 2000 and 1999, respectively. This decline in the Hotel's costs of revenues resulted from new management's budget cutting measures resulting in more efficient Hotel operations and more efficient management of labor and related expenses. Operating equipment purchases and maintenance costs all declined and the reduced demand and cost cutting measures reduced the selling, general and administrative expenses.

     The gross profit (revenue minus cost of revenue) for 9 months 2000 and 1999 was $982,000, or 56% of revenue, and $751,000, or 47% of revenue, respectively, increasing in 2000 by $231,000. The foregoing dollar amounts are stated before giving effect to the minority (35%) interest of the government of the Republic of Moldova.

     The net income of the Hotel for 9 months 2000 was $217,000 a decrease of $58,000 from 9 months 1999 of $275,000.

INTERCOMSOFT

     During 9 months 2000 and 9 months 1999 Intercomsoft had revenues from operations of approximately $2,165,000 and $2,142,000 respectively.


     An increase in total operating expenses from 27% of total revenue of $586,000 for 9 months 1999 to 51% of total revenue, or $1,104,000, for 9 months 2000 is due to additional marketing and promotion costs resulting from a contract entered into in 1st Quarter 2000. Accordingly, Intercomsoft's net income was $1,082,000 for 9 months 2000, a decrease of $509,000 from 9 months 1999 of $1,591,000.

THE INSURANCE COMPANY

     Although the Insurance Company earned approximately $179,000 and $122,000 in gross premiums during 9 months 2000 and 9 months 1999, respectively, earned premiums ceded to reinsures approximated $92,000 and $64,000 in those years resulting in approximately $87,000 and $58,000 in net premiums earned of the Insurance Company's total revenues of approximately $162,000 and $130,000 for 9 months 2000 and 9 months 1999, respectively. During 9 months 2000 and 9 months 1999, the Insurance Company also received net interest income of approximately $10,000 and $30,000. During 9 months 2000 the Insurance Company also had approximately $28,000 of other income. Reinsurance commissions earned during 9 months 2000 and 1999 were approximately $37,000 and $22,000, respectively. The Insurance Company's total expenses of approximately $101,000 for 9 months 2000 resulted in a net income before taxes of approximately $57,000 compared to a net income of approximately $35,000 in 9 months 1999 after total expenses of $95,000.

Business segment information for nine months ended September 30, 2000

                                               Insur-     Docu-
                               Bank    Hotel   rance       ment
                             Opera-   Opera-   opera-   proces-      Holding   Elimina-
                              tions    tions    tions      sing   Activities      tions   Consolidated
                             ------   ------   ------   -------   ----------   --------   ------------
(In thousands of USD)
Total revenue                 1,641    1,735      162    2,186           -          -        5,5724

Interest expense               (297)      (7)       -        -         (36)         -          (341)

Total revenue
net of interest
expense                      1,344     1,728      162    2,186         (36)         -         5,384

Provision for
benefits,
claims and
credit gains                   420         -      (33)       -           -          -           387

Operating expenses          (1,432)   (1,471)     (68)  (1,104)     (1,435)         -        (5,510)

Income (loss)
from operations
before income
taxes and
minority
interest                       332       257       61    1,082      (1,471)         -           261

Provision for
income taxes                   (28)      (4)      (40)       -           -          -           (72)

Minority
interest, net
of taxes                         -      (76)        -        -           -          -           (60)

Net income (loss)              304      141        57    1,082      (1,471)         -           113

Fixed assets                 1,743    4,135        35        -           -          -         5,913

Total assets                11,110    4,553       609      351         228          -        16,851
                            ------    -----       ---    -----      ------         ---       ------

Business segment information for nine months ended September 30, 1999

                                               Insur-     Docu-
                               Bank    Hotel   rance       ment
                             Opera-   Opera-   opera-   proces-      Holding   Elimina-
                              tions    tions    tions      sing   Activities      tions   Consolidated
                             ------   ------   ------   -------   ----------   --------   ------------
(In thousands of USD)
Total revenue                 2,056    1,580      130    2,177           -           -        5,943

Interest expense               (472)       -        -        -           -           -         (472)

Total revenue
net of interest
expense                       1,584    1,580      130    2,177           -           -        5,471

Provision for
benefits,
claims and
credit losses                 (327)        -      (27)       -           -           -         (354)

Operating expenses          (1,018)   (1,231)     (68)    (586)     (1,611)          -       (4,514)

Income (loss)
from operations
before income
taxes and minority
interest                       239       349       35    1,591     (1,611)           -          603

Provision for
income taxes                   (39)      (74)       -        -          -            -         (113)

Minority
interest, net
of taxes                         -         -        -        -          -          (96)         (96)

Net income (loss)              200       275       35    1,591     (1,611)         (96)         394

Fixed assets                   777     4,450       41        -          -            -        5,268

Total assets                 9,200     4,910      425    1,568        181                    16,284
                             -----     -----      ---    -----     ------           ---      ------

LIQUIDITY AND CAPITAL RESOURCES

     The Company believes that its existing source of liquidity and its current revenues and cash flow, will be adequate to sustain its current operations and to satisfy its current working capital and capial expenditure requirements for the next twelve (12) months, with the exception of the Bank, which requires additional capitalization of no less than $2,200,000 by Janaury 1, 2001 to maintain its status as a bank in Moldova.

     The Company plans to continue seeking other acquisition candidates, both domestically and internationally, which may be acquired through the issuance of securities and/or the payment of available cash.

YEAR 2000 COMPLIANCE

     The Company believes it is Year 2000 compliant and experienced no difficulties associated with the rollover of the latter two digit year value to 00.

RECENT DEVELOPMENTS

     The Company learned in November 1999 that hte Ministry of Economy Affairs and Reform of the Republic of Moldova (the "Ministry"), was soliciting bids to select an audit company to review the Supply Agreement between Intercomsoft and the Government of the Republic of Moldova pursuant to which Intercomsoft is granted the right to act as the exclusive supplier of the technology required to produce secure essential documents to the Government. The Company believes that the review will involve the assessment of such contract comparing it with international norms for prices charged for the service performed. A loss, or a substantial change in the terms of such contract could, however, have a material adverse affect on Intercomsoft and the Company.

     On October 25, 2000 Ted Shapiro resigned from the Company's Board of Directors and as the Company's Chief Executive Officer ("CEO"). Robert L. Blessey also resigned from the Company's Board of Directors as of such date. As of the date of this filing, no individual has been appointed to the Company's Board of Directors to fill such vacancies.

     In addition, on October 25, 2000 Ted Shapiro and Robert L. Blessey each agreed to terminate their Employment Agreements with the Company subject to the consummation of a Release and Indemnity Agreement between the Company and each of such two individuals.

     On November 9, 2000 Alexander Gordin was appointed as the Company's CEO.

RELATED PARTY TRANSACTIONS

     On June 27, 2000, the Company borrowed $797,000 from Magnum (the "Loan") and invested the proceeds from the Loan in the Bank in order to meet the Bank's capital requirements as of July 1, 2000. The Loan bears interest at a rate of 2% per annum above prime rate and matures on December 31, 2000. If the Loan is not repaid by its due date, Magnum can elect to convert the Loan into a 22% equity interest in the two Company subsidiaries which own all of the issued and outstanding shares of the Bank. On June 28, 2000, the Company repaid $74,000 on the principal of the Loan. The balance on the Loan is $723,000 at September 30, 2000.

     The Company believes all transactions conducted with related parties and affiliates are on terms that could be obtained from non-affiliated independent third parties on an arms length basis.

     The foregoing discussion and analysis should be read in conjunction with the Company's consolidated financial statements and notes thereto appearing elsewhere in this report.

                           PART II. OTHER INFORMATION

Item 6. Exhibits and Reports on Form 8-K

(a)  EXHIBITS

EXHIBIT NO.       DESCRIPTION OF DOCUMENT

    2 Agreement and Plan of Reorganization, effective January 6, 1998, by and among the Company, Edward F. Cowle, H. DeWorth Williams, Gold Hill Mines, Inc., Magnum Associates Ltd. and Starbeam, Ltd.(1)

    2A            Registrant's Certificate of Incorporation(2)

    3             By-Laws(2)

    4             Specimen of Certificate of Common Stock(2)

   21             List of Subsidiaries(3)

   27             Financial Data Schedule



(b)  REPORTS ON FORM 8-K


     No Current Report on Form 8-K was filed during the Quarter ended September 30, 2000.



-------------------
1 Incorporated by reference to the Company's Report on Form 8-K, filed on January 6, 1998, as amended by the Company's Form 8-KA on March 6, 1998.

2 Incorporated by reference to the Company's Registration Statement on Form
  10-SB.

3 Incorporated by reference to the Company's Report on Form 10-KSB for its fiscal year ended December 31, 1999.

                                   SIGNATURES

     In accordance with the requirements of the Securities Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           TRIMOL GROUP, INC.



Dated: November 20, 2000                  By: /s/Alexander Gordin
                                             --------------------------------
                                             Alexander Gordin, President and
                                             Chief Executive Officer



Dated: November 20, 2000                  By: /s/Shmuel Gurfinkel
                                             --------------------------------
                                             Shmuel Gurfinkel,
                                             Chief Financial Officer

                                                                      EXHIBIT 27


[PERIOD-TYPE]                   9-MOS
[FISCAL-YEAR-END]                          DEC-31-2000
[PERIOD-START]                             JUL-01-2000
[PERIOD-END]                               SEP-30-2000
[CASH]                                           4,475
[SECURITIES]                                     1,037
[RECEIVABLES]                                    3,630
[ALLOWANCES]                                       472
[INVENTORY]                                          0
[CURRENT-ASSETS]                                 8,892
[PP&E]                                           5,913
[DEPRECIATION]                                       0
[TOTAL-ASSETS]                                  16,851
[CURRENT-LIABILITIES]                            7,825
[BONDS]                                              0
[PREFERRED-MANDATORY]                                0
[PREFERRED]                                          0
[COMMON]                                           120
[OTHER-SE]                                       4,964
[TOTAL-LIABILITY-AND-EQUITY]                    16,851
[SALES]                                              0
[TOTAL-REVENUES]                                 5,724
[CGS]                                            1,439
[TOTAL-COSTS]                                    5,463
[OTHER-EXPENSES]                                    76
[LOSS-PROVISION]                                     0
[INTEREST-EXPENSE]                                 340
[INCOME-PRETAX]                                    185
[INCOME-TAX]                                        72
[INCOME-CONTINUING]                                113
[DISCONTINUED]                                       0
[EXTRAORDINARY]                                      0
[CHANGES]                                            0
[NET-INCOME]                                       113
[EPS-BASIC]                                       .009
[EPS-DILUTED]                                     .009

                                                                         ANNEX I


                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-KSB

(Mark One)

         /X/ Annual Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                  For the Fiscal Year Ended December 31, 1999

         / / Transition Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                         Commission File Number 0-28144

                               TRIMOL GROUP, INC.
                         ------------------------------
                 (Name of small business issuer in its charter)

          DELAWARE                                          13-3859706
-------------------------------                             --------------------
(State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                             Identification No.)

           1285 AVENUE OF THE AMERICAS, 35TH FLOOR, NEW YORK, NY 10019
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Issuer's telephone no.: (212) 554-4394

Securities registered pursuant to Section 12(b) of the Exchange Act: None

Securities registered pursuant to Section 12(g) of the Exchange Act: Common
Stock

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes / X / No /___/

Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B contained in this form, and no disclosure will be contained, to the best of the Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. / X /

State the issuer's revenues for its most recent fiscal year. $7,981,000.

State the aggregate market value of the voting stock held by non-affiliates computed by reference to the price at which the stock was sold, or the average bid and asked prices of such stock as of a specified date within 60 days. $3,071,500 (based upon the average of the closing bid ($0.50) and closing asked ($2.00) prices on March 31, 2000).

State the number of shares outstanding of each of the issuer's classes of common equity, as of the latest practicable date.

                 Class               Outstanding as of March 31, 2000
    Common Stock, par value
             $.01 per share           12,039,000 shares of Common Stock


                    DOCUMENTS INCORPORATED BY REFERENCE: NONE
        Transitional Small Business Disclosure Format. Yes /  / No / X /

                               TRIMOL GROUP, INC.

                                TABLE OF CONTENTS




                                     PART I
                                                                     Page Number


Item 1.        Description of Business                                     2
Item 2.        Description of Property                                    23
Item 3.        Legal Proceedings                                          23
Item 4.        Submission of Matters to a Vote of Security Holders        23

                            PART II

Item 5.        Market for Common Equity and Related
               Stockholder Matters                                        24

Item 6.        Management's Discussion and Analysis or
               Plan of Operation                                          26

Item 7.        Financial Statements                                       32

Item 8.        Changes in and Disagreements with Accountants
               on Accounting and Financial Disclosure                     33

                           PART III

Item 9.        Directors, Executive Officers, Promoters and
               Control Persons; Compliance with Section 16(a)
               of the Exchange Act                                        34

Item 10.       Executive Compensation and Stock Based Compensation        36

Item 11.       Security Ownership of Certain Beneficial
               Owners and Management                                      37

Item 12.       Certain Relationships and Related Transactions             39

Item 13.       Exhibits, List and Reports on Form 8-K                     41

FINANCIAL STATEMENTS

SIGNATURES


                                       (i)

                                EXPLANATORY NOTES

I. THE FUNCTIONAL CURRENCY IN THE REPUBLIC OF MOLDOVA, WHERE THE REGISTRANT'S OPERATIONS ARE SITUATED, OR FROM WHERE THEY DERIVE THEIR REVENUE, IS THE MOLDOVAN LEU.

II. REFERENCES HEREIN TO $ OR U.S. $ ARE TO THE UNITED STATES DOLLAR. REFERENCES HEREIN TO MDL ARE TO THE MOLDOVAN LEU.


                                      (ii)

                                     PART I

ITEM 1. DESCRIPTION OF BUSINESS

GENERAL

         Trimol Group, Inc. (the "Company" or "Registrant"), was organized on May 6, 1953 under the laws of the State of Delaware. Although since its incorporation the Company has engaged in several different businesses and has effected several name changes, for at least three years prior to January 6, 1998, the Company did not engage in any material operations.

THE REORGANIZATION

         Pursuant to an Agreement and Plan of Reorganization effective on January 6, 1998, (the "Reorganization Agreement"), by and among the Company, Edward F. Cowle, H. DeWorth Williams, then officers, directors and principal stockholders of the Company, and Gold Hill Mines, Inc., an Idaho corporation, then a principal stockholder of the Company (that was majority owned by Mr. Cowle), and Magnum Associates Ltd. ("Magnum"), a corporation organized under the laws of Ireland, and Starbeam, Ltd. ("Starbeam"), a corporation organized under the laws of Ireland (Magnum and Starbeam shall hereinafter sometimes be collectively referred to as the "Target Stockholders"), the Company acquired (the "Acquisition"), all of the issued and outstanding capital stock of the Targets (as defined below), from the Target Shareholders in exchange for an aggregate of 10,000,000 shares of common stock, par value $.01 per share (the "Common Stock") of the Company.

         Pursuant to the terms of the Reorganization Agreement, effective as of January 6, 1998, Ed Cowle, Joseph Mancini and Robyn Mancini resigned as officers and directors of the Company and certain of the beneficial owners of the 10,000,000 shares of Common Stock issued in the Acquisition set forth elsewhere herein became officers and directors of the Company.

         Prior to the Acquisition, the Target Stockholders owned all of the issued and outstanding capital stock of the following four holding corporations:
Maximilia, Ltd., a corporation organized under the laws of Ireland ("Maximilia"); Sturge Ltd., a corporation organized under the laws of Ireland ("Sturge"); Jolly LLC, a limited liability corporation organized under the laws of Wyoming ("Jolly LLC"); and Paul Garnier Ltd., a corporation organized under the laws of Ireland ("Garnier"). Garnier, together with Maximilia, Sturge and

Jolly LLC shall sometimes hereinafter be referred to collectively, as the "Targets."

         Jolly LLC owns sixty-five (65%) percent of the issued and outstanding capital stock of Jolly Alon Limited, a Moldovan corporation ("Jolly Alon" or the "Hotel"), that operates and manages the Jolly Alon Hotel in Chisinau, Moldova and rents stores and offices located on the hotel property, with the remaining thirty-five (35%) percent of the issued and outstanding capital stock of Jolly Alon being owned by the Government of the Republic of Moldova; Sturge and Maximilia each own fifty (50%) percent (one hundred (100%) percent in the aggregate) of the issued and outstanding capital stock of Banca Commerciala pe Actiuni "Export-Import," a Moldovan corporation ("Bank"), which owns a commercial bank in Moldova; and Maximilia owns fifty-five (55%) percent and Garnier owns fifteen (15%) percent (seventy (70%) percent in the aggregate) of the issued and outstanding capital stock of Exim Asint S.A., a Moldovan corporation which owns a property and casualty insurance business in Moldova ("Insurance Company"), with the remaining thirty (30%) percent being owned by the Bank.

         On May 6, 1998, pursuant to a stock purchase agreement dated May 3, 1998, the Company acquired all of the issued and outstanding shares of the capital stock of Intercomsoft in exchange for 1,000,000 shares of the Company's Common Stock.

         The Hotel, the Bank, the Insurance Company and Intercomsoft shall sometimes hereinafter be collectively referred to as the "Asset Entities."

         As a result of the Acquisition of the Targets by the Company, the Targets became wholly-owned subsidiaries of the Company, which, in turn, and as described above, own capital stock of the Asset Entities which now constitute the Company's business operations.

THE ECONOMIC CRISIS IN RUSSIA

         All of the Company's Asset Entities (subsidiaries) operate in, or derive their revenues from, the Republic of Moldova, a former Republic of the Soviet Union. The Company believes that the current and possible future) economic crisis in Russia, which caused an economic slowdown in the Republic of Moldova, resulting in less disposable income to the Moldovan population, had an adverse impact on the revenues and income of the Company's subsidiaries. Such slowdown may continue to have such adverse impact. In addition, the Moldovan Leu, the currency of the Republic of Moldova, has undergone significant devaluation, which has also had a significant and adverse impact on the revenue and income of the Company's subsidiaries. Additional devaluation of the currency may continue to have such an adverse impact. Political uncertainty and instability in the Republic of Moldova may also play a role in the future revenue and income of the Company and its subsidiaries.

THE BUSINESS OPERATIONS OF THE ASSET ENTITIES

         The following discusses the business operations of the Bank, the Hotel, the Insurance Company and Intercomsoft, in that order.

BANCA COMMERCIALA PE ACTIUNI "EXPORT-IMPORT"

         BACKGROUND. The Bank, which before June 1996 was named "Banca de Export-Import a Moldovei S.R.L.," was established in April 1994 and, in accordance with a Decree of the President of the Republic of Moldova ("Moldova"), was to be owned sixty-five (65%) percent by foreign investors and thirty-five (35%) percent by the Government of Moldova.

         The Bank received its General Banking License from the National Bank of Moldova in April 1994 and began activity as a new commercial bank in June 1994.

         The Bank was previously a Moldovan extension of the Vnesh-Econom Bank of the Soviet Union (now a Russian bank), which then became an international division of the National Bank of Moldova.

         In September 1996, the Government of Moldova's ownership interest was repurchased by the Bank for approximately U.S. $700,000. As a result of the Reorganization Agreement, it is a second-tier wholly-owned subsidiary of the Company.

         The Bank's head office is located in Chisinau, with two branches located in Ungeni and Comrat, four exchange offices in Chisinau, eleven Registru cash office (nine in Chisinau, one in Ungheni and one in Comrat), and three specialized offices for Western Union services (one in Chisinau, one in Ungheni and one in Comrat). See "Services Provided By The Bank."

         The Bank conducts a variety of commercial banking activities in Moldova. These activities include, among other things, receipt of monetary deposits, granting credit, transactions in foreign currency, financing international transactions, and investing in government securities. The Bank is, under Moldovan law, anauthorized dealer permitted to engage in foreign currency transactions and is licensed to buy and sell Moldovan Government securities.

         Although the Bank's license permits it to engage in most of the services that a commercial bank in the United States or Western Europe would engage in, its actual activities vary in respect of those of United States or Western European banks.

         SERVICES PROVIDED BY THE BANK. The Bank accepts funds from depositors on a demand or time deposit basis. Interest is paid on all time deposits, both in Moldovan Leu and U.S. Dollars. Only demand deposits in Moldovan Leu made by legal commercial entities are interest bearing. Demand deposits in foreign currency, both personal and commercial, are non interest bearing. Additionally, those persons and entities that deposit funds on demand are charged a fee for withdrawing their funds. Additional services provided include, but are not limited to, the following:

         (a)      picking up and delivering of cash;

         (b) providing short term interest bearing loans that in most instances are collateralized with assets in excess of the amount of the loan;

         (c) arranging foreign currency transactions including documentary letters of credit and collection;

         (d) transfers of client funds within Moldova and internationally through wire (or cross) transfers of funds and/or Western Union payments;

         (e)      effecting money transfers for customers via Western Union;

         (f)      issuing and cashing traveler's checks;

         (g)      rental of safety deposit boxes;

         (h) acceptance of utility (telephone, electric) or rental (on government owned properties) payments from customers and non-customers;

         (i) providing cash collection services for the Moldovan State Registration Department (the Registru), the only Moldovan authority to issue identification documents, passports, driver's licenses and other forms of government issued identification documents; and

         (j) bidding on Moldovan government securities at auctions and purchasing same. The Bank also participates in such auctions on its own behalf as principal. See "Investments."

         Fees are charged for the above services, with borrowers being charged interest.

         In Moldova, the concept of a "check," either personal or commercial has not yet been accepted. Transactions are completed in cash or by transfer of funds. Credit cards are not generally accepted nor are long term loans, mortgages and equipment financing currently used. Loans are secured with collateral. Personal non-collateralized loans are not accepted. The Bank's loans are made on a short term (three to six months) basis and occasionally yearly.

         The above transactions can be engaged in with either persons or legal entities.

         FUNDS ON DEPOSIT. During the last four fiscal years funds deposited by the Bank's customers had, as a percentage of deposits, the following sources.



=================================================
                           1996  1997  1998  1999
                           ----  ----  ----  ----

Interest Bearing Accounts   32%   27%   50%   51%

Demand Accounts(1)          67%   72%   50%   46%

Interbank Credits            1%    1%    *     3%
=================================================



*        Less than 1%.

         SPECIFIC AGREEMENTS. In 1995, an agreement was signed between the Government of Moldova and the United States for financing imports into Moldova of grain products from the United States. Under this agreement the Bank issues letters of credit for its clients in favor of the grain supplier in the United States. The letters of credit provide for a corresponding agency of the United States to guarantee the payment to the supplier upon receipt of the documents confirming delivery of the goods.

--------
    (1) Interest is now paid on Demand Accounts in Moldovan Leu made by legal commercial entities only.

         In April 1996, a trilateral agreement was signed between Dresdner Bank AG, Tirex-Petrol S.A. (a company 80% owned by the Government of Moldova) and the Bank concerning the financing of imports of oil products into Moldova.

         An oil dealer nominated by Dresdner Bank imports oil products into Moldova and the Dresdner Bank finances the transactions under letters of credit issued by the Bank. The oil products are later sold on the local market by the Moldovan Government which collects payment in local currency. The funds are then converted into U.S. dollars by the Bank and used for repayment to Dresdner Bank.

         The Government of Moldova issued a standby guarantee signed by the Minister of Finance of Moldova which states that it will repay the indebtedness to Dresdner Bank if the other parties do not fulfill their obligations. This agreement expires in 2001. The maximum line of credit authorized is U.S. $50,000,000, while the largest amount outstanding to date has been U.S. $8,000,000.

         Although the trilateral agreement was due to expire in 2001, the project was discontinued in September 1998 as the mechanism of the project was changed. Dresdner Bank ceased providing financing and Tirex-Petrol S.A. began to pay for the oil products directly on the basis of cash covered letter of credit.

         In both instances the Bank charges a fee for the issuance of its letters of credit.

         INVESTMENTS. In addition to charging fees and interest for the services indicated above, the Bank also obtains revenues by participating in auctions for and purchasing interest bearing treasury bills issued by the Moldovan Government and interest earned on funds deposited in correspondent foreign banks.

         The Bank has also made investments in other enterprises, including the Insurance Company.

         Loans to affiliated parties are made on the same basis as to non-affiliates.

         BORROWERS. The Bank attempts to diversify its portfolio of loaned funds to avoid a concentration of risk.

         During the Bank's fiscal year ended December 31, 1999, the Bank issued an aggregate of approximately $8,293,362 in loans. The Bank's largest borrowers identified by business categories and their approximate borrowings are as follows:

Food Distributors                  $598,598
Cigarette Manufacturers            $579,956
Supermarkets                       $475,766
Gasoline Station                   $462,999
Carpet Factory                     $426,467
Oil Products Broker                $232,355
Pharmaceuticals Dealer             $ 68,151



         LOANS TO RELATED PARTIES. Two loans were made by the Bank to Dufermol,("Dufermol") a chain of duty free shops in the Republic of Moldova whose principal shareholder is the Chairman of the Board of the Company. The first loan is an $83,0000 principal amount loan, bears interest at the rate of 35% per annum, was made on February 9, 1999 and matures on February 9, 2001. The second loan is a $60,000 principal amount loan, bears interest at the rate of 35% per annum, was made November 16, 1999 and matures on May 16, 2000. It should be noted that 35% per annum was the rate in effect in Moldova at the time such loans were made.

         The Bank also made a $72,000 principal amount loan bearing interest at the rate of 35% per annum to NIT, a television station in the Republic of Moldova whose principal shareholder is the Chairman of the Board of the Company. The loan was made on August 4, 1999 and matures on February 4, 2001.

         The Bank also made a $500,000 principal amount loan to Polen S.R.L., an entity doing business in the Republic of Moldova whose beneficial owner is the Company's Chairman of the Board. The loan was not paid when it matured in 1999. As a result of non-payment, of such loan, the Bank foreclosed on the building held as collateral for such loan, which is valued at $682,000, based on an independent appraisal from Pricewaterhouse Coopers dated February 25, 2000. The Bank intends to use this building (which is located a few doors away from as its main facility in Chisinau) as a client services annex to the Bank and for other expanded banking services.

         COMPETITION. At present, all authorized banks operating in Moldova, may be classified into three categories

         (1) Current and former government owned banks. Only one bank, the Savings Bank, is still partially owned by the Government of the Republic of Moldova. The three banks in this first category have been privatized and have become joint stock commercial banks in full. These banks are the Moldova-Agroindbank, Banca Sociala and Moldindcombank. Another commercial bank, Victoria Bank, may be included in this category as its total assets are at the same level and the European Bank of Reconstruction and Development is among its shareholders. These five banks represent the first category of Moldovan banks - the largest banks in Moldova.

         (2) The second category is comprised of small commercial banks that experience financial troubles in one way or another. It is quite possible that these banks may lose their license because of the steady rising capital requirements of the National Bank of Moldova.

         (3) All other banks, approximately ten banks, including the Company's Bank, form the third category. Branches of foreign banks could be included in this category as well. It is typical for these banks to have similar financial indicators, such as total assets, liquid asset-to-total asset ratio and deposit and loan portfolio volumes. Only four of the banks in this third category may be considered competitors of the Bank, Universalbank, Mobiasbank, Fincombank and Unibank.

         The Company believes that the Bank competes on the basis of overall customer service, interest rates and other terms and conditions of loans, the professionalism of its staff, service offerings (especially in the areas of cash transport and foreign exchange), community reputation and the fact of its foreign ownership, which the Bank believes enhances its attractiveness to depositors and other customers.

         GOVERNMENT REGULATION. The license granted to the Bank by the National Bank of Moldova authorizes the Bank to do the following, among other things:

         (1) accept deposits (demand and time) which may or may not bear interest;

         (2) grant credits (consumer or factoring), financing of commercial transactions and the granting of secured or non secured mortgages;

         (3)      loan funds for its or its clients' accounts;

         (4)      provide cash services;

         (5) issue and control payment documents and instruments(credit and payment cards, travelers checks and bank promissory notes, etc.);

         (6)      engage in foreign currency exchange;

         (7)      financial leasing;

         (8)      various credit services;

         (9)      act as a financial agent or consultant; and

         (10)     any other activity permitted by the National Bank of Moldova.

         The Company believes it is in compliance with the banking laws, rules and regulations of banks in Moldova.

         CAPITALIZATION REQUIREMENTS. The Bank currently operates under a B-License issued by the National Bank of Moldova. The National Bank of Moldova regularly revises the capital requirements for banks. In accordance with current regulations, banks operating under a B-License (such as the Bank) must maintain a shareholders' equity of $48 million Moldovan Leu as of July 1, 2000 (approximately $4.1 million U.S. at the exchange rate in effect at December 31, 1999.) The Bank's shareholders' equity as of December 31, 1999 was approximately $35 million Moldovan Leu (approximately $3 million U.S.) As a result, the Bank must increase its shareholders' equity by approximately $13 million Leu (approximately $1.1 million U.S.), by July 1, 2000 in order to maintain its current banking license in Moldova. In addition, the National Bank of Moldova has declared that all banks with a B-License will be required to maintain shareholders' equity of no less than $76 million Leu (approximately $6.5 million U.S.), by January 1, 2001. Should the Bank be unable to meet these capitalization requirements, it may lose its B- license to operate as a bank in Moldova. Although the Company believes that the Bank will increase its shareholders' equity to the required amounts, within the required time frames, in the event that the Bank is not able to do so, the Bank's ability to operate as a bank in Moldova would, in all likelihood, be terminated which would have a material adverse effect on the Company.

         SALES AND MARKETING. The Bank advertises its service on Russian and Romanian television stations broadcast in Moldova and on four local radio stations. The Bank also advertises in local newspapers and financial publications as well as newspapers and magazines oriented toward foreign citizens. In 1999, the Bank established a web site WWW.EXIMBANK.COM in two languages (English and Russian.) The Bank also offers "promotional" items to its customers such as pens, bags and calendars.

         ADMINISTRATION. Executive Directors (five persons).

         Non-policy management of the Bank is conducted by the following departments:

         FUNDS MANAGEMENT (seven persons) - having responsibility over lending, depositor relations and investments.

         ANALYSIS (three persons) - having responsibility over financial analysis, reporting, development and planning.

         INTERNATIONAL (eleven persons) - having responsibility over international transfers, export-import controls, dealing with foreign correspondent banks, foreign currency dealings including conversions and rendering foreign currency exchange services to clients.

         CASH (twenty-three persons) - processing of cash and coin in local and foreign currencies and cash collection at the Registru cash offices noted above.

         EXCHANGE (seven persons) - provides cash currency exchange services in five exchange offices in Chisinau.

         COMPUTER OPERATIONS (seven persons) - development of software, maintenance, selecting software and hardware supplies and overseeing installation.

         ACCOUNTING (nine persons) - Accounting and customer service.

         INTERNAL AUDITING (two persons) - internal auditing, monitoring accounting and operations.

         SECURITY (eighteen persons) - internal security and cash transportation.

         LEGAL (three persons) - legal representation.

         MAINTENANCE (fifteen persons) - provides maintenance, support and miscellaneous auxiliary services.

         MARKETING (two persons) - marketing research and advertising.

         TWO REMOTE BRANCHES (twenty persons).

         The Bank's operations are augmented by a computer system with terminals available to all necessary persons with security access, as appropriate, installed. Bank personnel developed the Bank's computer system which covers virtually all aspects of the Bank's operations (cash deposits, payments, crediting, account controls, currency exchange transactions, traveler's check transactions, past due obligations of Bank customers, client indexes, internal reporting, interfacing with the National Bank of Moldova, account maintenance, analysis of Bank activity and record-keeping of assets, salary, materials, etc.).

         The Bank's computer is connected to various outside services, including the Internet for information gathering, Swift for international settlements and Reuters for foreign exchange rates and other similar services.

         PERSONNEL. At December 31, 1999, the Bank employed 132 people, consisting of 112 in its main office and 20 in its two remote branches. All employees have one year employment agreements which are renewable for one year on mutually agreeable terms or subject to compliance with the Bank's annual employee testing requirements. Notwithstanding such employment agreements, discharge is permitted for incompetence and other similar situations. As all employers in Moldova, the Bank is required to contribute an amount equal to 31% of an employee's salary to a government mandated social fund.

         FUTURE PLANS. The Bank currently has plans to enlarge its activities through the development of new services as well as opening additional branches and cash offices.

         In November 1999 the Bank acquired new premises across the street from its main office in Chisinau, where a Western Union service facility is anticipated later this year that will offer services including the ability by Moldovan residents to make utility and rental payments. The Bank also acquired a building which is a few doors away from its main facility which it intends to use as a client services annex to the Bank and for other expanded banking services.

         In addition, the Bank plans to open two new branches in the Chisinau area this year, one in the Rishkanovka (north of Chisinau) and a second in downtown Chisinau beside the National Bank of Moldova and the Ministry of Finance. The activity of these two new branches will be oriented toward both personal and corporate banking. The Bank is also planning to open a new branch in the city of Belts, the second largest city in the Republic of Moldova, and the center of the industrial area of northern Moldova.

JOLLY ALON LIMITED

         In October of 1991, the Government of Moldova established Seabeco Moldova, SA ("SEMSA") to be 65% owned by a private investor with the remaining 35% to be owned by the Government of Moldova. At that time, the Government of Moldova transferred the hotel in Chisinau that it owned to SEMSA. The hotel was known as the Seabeco Moldova Hotel. Thereafter, the Hotel and SEMSA changed their names to Jolly Alon Limited and Jolly Alon Hotel, respectively.

         Originally opened approximately 30 years ago, the Hotel is primarily used by visiting foreign diplomats, other foreign embassy employees, dignitaries and businessmen. The private investor began a program of reconstruction and refurbishment with its own funds which program currently continues, including the construction of a "wing" currently occupied by the German Embassy and the addition of a sixth floor to the then five story hotel. Other improvements include the installation of fuel storage tanks and the construction of the Hotel's HVAC facilities. The Hotel is situated on government-owned land, which has been rented to the Hotel for a fifty year term and which is located at M. Chibortero Street, Chisinau, Moldova.

         Chisinau is the capital of Moldova, located approximately 800 miles from Moscow, 350 miles from Budapest, 350 miles from Bucharest and 300 miles from Kiev. The Hotel is located approximately twenty minutes from Chisinau's airport which is serviced by flights from such cities as Athens, Berlin, Bucharest, Istanbul, Kiev, Minsk, Odessa, Prague, Sofia, Warsaw, Budapest, Frankfurt, Moscow, Tel Aviv and Vienna by Air Moldova, Transaero, Air Moldova International, Moldavian Airlines and Tarom.

         The Hotel is centrally located, near Moldova's Parliament, its President's residence, and adjoins a substantial public park.

         OPERATIONS. The Hotel's revenues are primarily derived from the rental of its modern well appointed guest accommodations and from restaurant and bar operations, leasing of space to the German Embassy and leasing of private business offices (to business tenants, including Pricewaterhouse Coopers).

         The Company considers the Hotel to be the only "first class" hotel in Chisinau carrying Moldova's designation as a four star hotel with accommodations for up to 120 guests in 80 hotel rooms. Hotel rooms range from single occupancy rooms to suites as follows: single (forty rooms), double (twenty-nine rooms), luxury (three rooms), deluxe (six rooms) and suites (three). Hotel rooms range in price from $95.00 for a single room to $295.00 for a suite with discounts offered for extended residence. Reduced rates are offered during the fall and winter "off-season." All rooms have bath and shower facilities, are air-conditioned, have satellite delivered color TV and direct dial telephones for local and international calls.

         Additional services owned and operated by the Hotel are a full service restaurant opened for guest buffet breakfast (complimentary) and lunch and dinner with a full range of food and beverage offerings, bars, saunas, an indoor swimming pool, beauty salon, barbershop, room service and a small private casino (for Hotel guests only), all serviced by a multi-lingual staff. The Hotel leases retail office space to a clothing boutique, fragrance, jewelry and publications concession and a seller of local artifacts. A small foreign currency exchange office is provided by the Bank.

         In addition to revenues from room rentals to business/diplomatic travelers, the Hotel also provides business services, meeting/conference rooms, notarial service, interpretation to and from major European languages, limousine services and tourist services.

         CLIENTELE. Hotel guests are primarily business men, both foreign and from the Republics which had comprised the USSR, diplomats and other embassy personnel. The area in which the Hotel is located does not have any significant tourism and such travelers comprise only a small number of the Hotel's guests. An unscientific and informal guest survey encompassing the years 1995 - 1998 indicates Hotel usage from personnel from the embassies of over twenty countries (including the United States, Great Britain, Israel and Germany), multi-national corporations and international agencies. Regular guests of the Hotel are the personnel from International Monetary Fund, and the International Bank for Reconstructions and Development (part of the World Bank Group).

         Average unaudited monthly occupancy rates for the years ended December 31, 1999 and 1998 were approximately 38% and 48%, respectively.

         COMPETITION. In its locale, the Hotel's competition consists of two other hotels only one of which the Company considers to be of a similar class but lacking the range of services that the Hotel offers. The other hotel is state owned. The Company believes that it competes with the other hotels in its locale on the basis of its physical appearance, the range and quality of services and other amenities offered.

         INSURANCE. Through the Insurance Company, the Hotel maintains insurance to cover comprehensive casualty losses from occurrences such as flood, fire and other natural disasters generally in the amount of U.S. $7,000,000 (with the Hotel being a 20% coinsurer for earthquakes) and U.S. $1,000,000 of general accident liability insurance.

         SALES AND MARKETING. The Hotel's sales and marketing activities to date have included the development of its web site www.jollyalon.com, advertising in local newspapers and local radio and television stations, the distribution of brochures to airlines servicing Moldova, diplomatic embassies and other foreign missions, providing discounts to tour operators and their clients, contracts with international exhibition organizations and private parties, banquets and celebrations in the Hotel's restaurant

         ADMINISTRATION AND PERSONNEL. The non-policy day-to-day operations of the Hotel are managed by an in-house management staff of nine persons. Overall operations are overseen by a General Director whose responsibilities include day-to-day budgeting and finance, oversight of employee hiring and assignments and the maintenance of good relations with vendors and Hotel clientele.

         Among the General Director's staff are several other directors who assist in the overall Hotel operations, including a financial and technical director, a deputy and a hotel manager. The financial director assigns duties to the administrative staff involved in the Hotel's financial organization (accounting and record-keeping) and their hiring and firing.

         The financial director is also responsible for Hotel leases (with and to third parties) and contracting for supplies and arranging for their distribution. The Hotel manager is responsible for the oversight of service personnel, their adherence to the Hotel's policies regarding client contact and a dress code, "plant" maintenance (including the Hotel's physical appearance, computers and other equipment), reservation control, upkeep of the Hotel's services to its clientele, with personal attention to government representatives, and the determination of those situations appropriate for discounted rentals. The technical director is responsible for the maintenance of technical and electro-technical equipment, exterior maintenance and the maintenance of the HVAC, telephone, fire alarm and security systems and business equipment (telecopiers, etc.).

         The Hotel's administrative staff consists of accountants, cashiers, and other clerical personnel.

         The Hotel's remaining staff may be categorized as Hotel service staff including a staff manager, porters, maids and laundress (42 persons), security (12 persons), technicians, such as engineers, carpenters, drivers and mechanics (20 persons), food service staff such as restaurant and bar persons, cooks and a confectioner (60 persons), casino staff (12 persons) and miscellaneous staff (53 persons).

EXIM ASINT SA (THE "INSURANCE COMPANY")

         The Insurance Company has engaged in the insurance business since it began operations in 1995. The Insurance Company's business consists of issuing and underwriting policies principally for property and casualty liability insurance, exclusively to policyholders in Moldova.

         The Insurance Company has received government licenses to issue, and offers, the following types of insurance coverage: Comprehensive Liability Property; Travelers' Medical Insurance; Voluntary Transportation Means Insurance (CASCO); Automobile; government mandated Third-party Automobile Liability; Cargo; Personal Accident; and Voluntary Third Party Liability Coverage.

         COMPREHENSIVE LIABILITY PROPERTY INSURANCE. The Insurance Company offers comprehensive liability/multi-peril liability insurance providing coverage of 100% of the actual cost of property losses resulting from fire, robbery, larceny, or certain other natural disasters and third party illegal actions. Damage from earthquakes is covered at 80% of the actual cost.

         TRAVELERS' MEDICAL INSURANCE. The Insurance Company offers three travelers' medical insurance plans for Moldovan permanent residents traveling abroad. The plans are distinguished by the United States dollar amount of coverage afforded by each plan, which is $15,000, $30,000 or $50,000, respectively. It is customary for certain countries to disallow entry to visitors who do not possess medical insurance covering accidents or illnesses suffered while traveling, as opposed to pre-existing conditions and illnesses.

         AUTOMOBILE INSURANCE. The Insurance Company offers Voluntary Third Party Liability Insurance covering losses resulting from road accidents, fire, explosions, natural disaster, theft and third party illegal actions.

         The Insurance Company also offers government mandated Third-Party Liability insurance coverage for automobile accidents, which coverage is mandated for all drivers by the Moldovan Government. Under this coverage, a policyholder whose automobile is damaged is covered for up to 180,000 MDL in damage. In case of bodily injury or death due to an automobile accident, the compensation is not limited by the maximum sum and is paid in the full amount of the actual and real damage as confirmed by the Insurance Company. This automobile insurance excludes from coverage certain hazardous activities, including off-road use, riots, labor actions or other civil disobedience, transportation of explosives, hazardous or flammable content, and accidents sustained while the vehicle was used for commercial purposes. The Insurance Company does not offer insurance which covers injuries to passengers due to the driver's negligence, nor is the concept of such liability currently recognized under Moldovan law.

         PERSONAL ACCIDENT INSURANCE. Personal accident insurance is offered and can cover an insured for up to a specified amount, for death or disability.

         CARGO INSURANCE. The Insurance Company offers insurance which covers damage sustained to commercial goods while in transit.

         VOLUNTARY THIRD PARTY LIABILITY INSURANCE. The Insurance Company offers insurance to compensate damages caused to third parties.

         The number of insurance policies issued by the Insurance Company, by industry segment in the last three calendar years, are as follows:



                          1997    1998    1999
                          ----    ----    ----

Comprehensive              242     179      84
Travelers' Medical       2,757   2,216   2,464
Third-Party Automobile   1,035   1,076   1,411
Personal Accident           19       2       2
Other (Cargo, etc.)         14      27       9
                         -----   -----   -----
TOTAL:                   4,067   3,500   3,970



         USE OF REINSURANCE. The Insurance Company has entered into agreements with certain other insurance companies whereby such companies provide reinsurance to the Insurance Company. Reinsurance is an insurance industry practice of alleviating the primary insurer's risk by means of the assumption by an insurance company, acting as a reinsurer, of a portion of the underlying policy's risk in return for a portion of the premiums generated from such policy. Such reinsurers are typically larger and better capitalized insurance companies. The Insurance Company utilizes reinsurance in order to limit its maximum exposure to significant losses from several policies at or about the same time, or very large losses from any one policy, resulting from events including but not limited to, natural disasters. Reinsurance is customarily renegotiated on a year-to-year basis.

         Under a reinsurance agreement, the primary insurer ordinarily assumes the first portion of a claim ("FIRST TIER") and then it and the reinsurer share the risk of coverage thereafter with the reinsurer assuming more of the claims, and risk, for coverage above the FIRST TIER, while sharing, proportionately, the amount of the premium for the coverage in excess of the FIRST TIER. However, the primary insurer is allowed to take a "commission" (or retain an amount of the premium not proportionate to the risks retained by the primary insurer or assumed by the reinsurer). Although the Insurance Company cedes insurance to the reinsurer pursuant to such agreements, it is not relieved from its obligations to policyholders. The failure of reinsurers to honor their obligations could result in significant losses to the Insurance Company.

         The Insurance Company's principal reinsurer is Muenchener Rueckversicherungs-Gesellschaft ("Munich Re"), and it has other reinsurers to cover its comprehensive liability insurance policies. Under its agreement with Munich Re.

         The Insurance Company is heavily dependent upon Munich Re for reinsurance. Reinsurance is a product used by primary insurers to alleviate risks undertaken when underwriting insurance policies, and borne when substantial claims and losses result from multiple policyholders, or from very large claims and losses of holders in the event of major catastrophes (such as natural disasters). Munich Re is the Insurance Company's primary reinsurer. The Company believes that the loss of Munich Re as a reinsurer, or the reduced capacity or inclination of Munich Re to act as a reinsurer for policies underwritten by the Insurance Company, would not materially adversely affect the ability of the Insurance Company to absorb a significant number of large claims and losses, or any one significant claim and loss, suffered as a result of underwriting policies, as other international reinsurers are available to the Insurance Company at rates competitive with Munich Re.

         MANDATORY INSURANCE CLAIMS RESERVES. The Moldova Ministry of Finance requires that insurance companies maintain reserves in an amount at least 50% to 60% of its current premiums to cover losses and claims. The Insurance Company also maintains a reserve at specific rates of net earned premiums, which reserve is set according to market experience as a whole and is not necessarily intended to cover future claims lodged with the Insurance Company.

         INVESTMENTS. The Insurance Company receives additional revenues from the investment of premium fund reserves which are controlled by the Moldova Ministry of Finance. The Insurance Company's reserves, as of December 31, 1999, were allocated as follows (in U.S. Dollars):



                            $ 33,082      current accounts
                            $121,714      bank deposits
                            $ 23,857      government bonds; and
                            $116,472      other investments
                            --------
                            $295,125



         SALES AND MARKETING. The Insurance Company is heavily dependent on personal contacts and visits to potential clients, as well as attendance at trade conferences, newspaper and yellow page advertisements and the efforts of commission agents who are not employees of the Insurance Company or other subsidiaries/affiliates of the Company for the marketing of its insurance products. The Insurance Company employs both full-time and part-time sales agents who work strictly on a commission basis.

         The Insurance Company sells insurance policies from its main office in Chisinau and a small marketing extension office located at the Bureau of Registration (automobile) in Chisinau. The Insurance Company also has a sales representative in the German Embassy located in a wing of the Hotel, who sells premium medical insurance to persons applying for visas to travel to countries within the European Union ("EU").

         CUSTOMERS. The Insurance Company is dependent upon the economy, somewhat, and delays in salary payments to customers, the increase in unemployment and other economy related factors in the Republic of Moldova have negatively affected the insurance industry and the Insurance Company.

         In 1997 the Insurance Company issued a total of 4,067 policies; in 1998, 3,500 policies and in 1999, 3,970 policies. In 1999, the Bank, Universal Bank and the Hotel accounted for approximately 12.4%, 6.2% and 23% of the Insurance Company's premiums, respectively. The Insurance Company also receives client referrals from the Bank of persons/entities seeking insurance upon collateral used to obtain Bank loans and provides insurance to the Hotel.

         COMPETITION. According to the Insurance Company management, there are approximately 40 other insurance companies currently operating in Moldova.

         Competition is primarily based on the rating of premiums, as well as name recognition and quality of customer service. The Insurance Company's management believes that other insurance companies in Moldova are applying premium rates higher than those for comparable policies for western Europe policyholders. Management believes that the prevalence of local insurance companies which are not reinsured gives the Insurance Company a competitive edge as such competitors are and have disregarded their assumed effective risk and endangered their capital in the process. Management believes that its underwriting policies are more prudent than its competitors and its pricing system is based on consideration of the attendant risks and collaboration with reinsurers. The Insurance Company endeavors to compete with such companies on the basis of offering superior service and prompt payment of claims.

         CURRENCIES. The Insurance Company conducts its business in MDL. However, reinsurance business is conducted in United States dollars (US$).

         RELATED PARTY LOAN. On March 23, 1999 the Insurance Company made a $88,000 principal amount loan to Dufermol, a chain of duty free stores in the Republic of Moldova whose principal shareholder is the Chairman of the Board of the Company. The loan was made on March 23, 1999 and matures on March 22, 2001.

INTERCOMSOFT

         Intercomsoft is a provider of proprietary technology and equipment (the "Intercomsoft System")required to produce secure essential government identification documents. The Intercomsoft System is leased from Supercom pursuant to a lease agreement dated August 25, 1995 with a term of ten
(10)years, automatically extended for an additional ten (10) years unless prior notification of either party is received.

         An important aspect of Intercomsoft System is that it can be readily connected to any existing computer mainframe or central database (such as a national population registry) to capture millions of records and images of data. These records (and images) are stored and printed at high level speed to accommodate the needs and demands of the customer.

         Pursuant to the Supply Agreement (as defined below), Intercomsoft leased the Intercomsoft System to the Government of the Republic of Moldova which utilizes it, together with and related technology, for national document production, including passports, national identification documents, drivers' licenses and other essential identification products which are processed by Moldovan government employees. Intercomnsoft also provides the consumables needed to produce such identifications products. Other applications of the technology include police and military use, access control, high security identification, government identification, and company identification products.

         The Intercomsoft System consists principally of a technology of laser printing on plastic which can print up to 450 high quality cards an hour, utilizing a secured proprietary process. At the heart of all of such systems is "ID-SOFT," an ID application generator software which allows these systems to integrate into any given project, such features as fingerprints, palm geometry and signatures, to name just a few.

         The Intercomsoft System utilizes a variety of specially designed consumable materials which include security features to safeguard the end-product. These safety features, coupled with a related secured printing process, help make the end-product a more secure document.

         Governments control and mass produce various types of national identification documents and cards such as passports, drivers' licenses, and national or regional identification cards. Such documents and cards generally provide their owners with the ability to exercise special rights, obtain benefits, or effect transactions. The use of fraudulent identification cards creates national security risks by enabling unauthorized access to sensitive information or secure public facilities. In addition, holders of fraudulent documents or cards can improperly obtain certain benefits and rights such as welfare, or other governmental benefits and access to bank accounts. The costs associated with such fraud, as well as the cost generated by related law enforcement actions are significant. In an effort to combat forgery and fraud, photographic identification cards encapsulated within laminated pouches were developed. However, photographic identification cards can be replicated using widely available advanced color copiers and printers, and laminated pouches have proven easy to delaminate. Consequently, governments are seeking solutions that will heighten security, reduce costs associated with forged or fraudulent identification documents or cards and enable cost-effective production of secure and durable documents and cards. Moreover, due to the increasing sophistication of the technology available for the production of identification documents containing advanced security features, there has been an increase in the cost of producing identification documents.

         The Company believes that Intercomsoft System represents the "state-of-the-art" in secure document production in the Republic of Moldova. Because of the state-of-the-art technology it offers, Intercomsoft has secured a license from the Moldovan Government for official national document production in the Republic of Moldova as described below (see "Supply Agreement with the Republic of Moldova").

         SUPPLY AGREEMENT WITH THE REPUBLIC OF MOLDOVA. In April 1996, Intercomsoft was awarded a ten-year contract by the Ministry of Economics, Republic of Moldova (the "Supply Agreement"), to provide a National Register of Population and National Passport System. Accordingly, Intercomsoft supplies all of the equipment, technology, software and materials necessary to produce all national passports, drivers' licenses, vehicle permits, identification cards and other national documents in the Republic of Moldova.

         Pursuant to the Supply Agreement (as defined below), Intercomsoft currently produces and supplies a number of Moldovan essential documents including:

                  (a)      Travel Documents
                  (b)      Passport Documents
                  (c)      Picture Identification Cards
                  (d)      Drivers' Licenses
                  (e)      Car Licenses
                  (f)      Tax and other Government Authorized Cards
                  (g)      Other forms of Identifications Documents

         Intercomsoft derives all of its revenues and income pursuant to the Supply Contract. If for any reason (or for no reason) the Supply Contract were terminated, the terms were materially or adversely amended, or business reduced, such event would have a material adverse effect on Intercomsoft as well as the Company.

         GOVERNMENT AUDIT. In November 1999, the Company learned that the Ministry of Economy Affairs and Reform of the Republic of Moldova (the "Ministry"), was soliciting bids to select an audit company to review the Supply Agreement between Intercomsoft and the Government of the Republic of Moldova pursuant to which Intercomsoft is granted the right to act as the exclusive supplier of the technology required to produce secure essential documents to the Government. The Company believes that the review will involve the assessment of such contract comparing it with international norms for prices charged for the service performed. No assurance can be given when, if ever, such review shall begin or the results therefrom. A loss, or a substantial change in the terms of such contract could, however, have a material adverse affect on Intercomsoft and the Company. As of the date of this filing, the Company is not aware that any review has begun, nor if a bid on such review has been awarded.

         COMPETITION. By virtue of the Supply Agreement to produce various Government mandated essential documents, Intercomsoft supplies all of such documents to the Government of Moldova and, accordingly, Intercomsoft believes it currently has no competition for its products in Moldova.

ITEM 2. PROPERTIES

         The Bank's main office is located at Blvd. Stefan Cel/Mare, 6, MD-2001, Chisinau, Moldova occupying approximately 1300 square meters of space in a Bank owned building. The Bank has recently acquired an additional building a few doors away from its main office in Chisinau occupying 1,867 square meters which it intends to make use of as a client service center annex to the Bank's main office and for other expanded banking services. The Bank's two branches are leased from non-affiliated third parties and located in the Moldovan cities of Ungeni (approximately 110 square meters) and Komrat (approximately 214 square meters) at an aggregate annual rental cost of $9,000 for such two branches. The Bank's office premises are insured against fire, burglary, earthquake and water (flood) risks by a policy issued by the Insurance Company.

         Until September of 1997, private land ownership was not permitted in Moldova. The Company utilizes the land on which the Hotel is located pursuant to a fifty-year lease from the Government of Moldova. Based upon the Company's interpretation of current Moldovan law, the Company believes that the owner of a building has the primary right to purchase the land on which it is situated once the building is wholly privately owned. The Company has not yet submitted a request for the acquisition of the land on which the Bank's main branch is located.

         The Insurance Company leases approximately 100 square meters of office space from the Bank pursuant to a 27-year operating lease with the Bank, under which the Bank received payment in the form of equity shares in the Insurance Company, such shares in the aggregate having been valued at $24,840. The Insurance Company also maintains desk space, along with other insurance companies, at the automobile registration offices in Moldova. The Insurance Company believes its present leased office space will be suitable to meet its needs for the next several years.

ITEM 3. LEGAL PROCEEDINGS

         Neither the Company nor any of its subsidiaries were, to its knowledge, a party to or otherwise involved in any material legal proceedings as of December 31, 1999.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         No matters were submitted to a vote of the Company's security holders during the Company's last fiscal year ended December 31, 1999.

                                     PART II

ITEM 5. MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

         No shares of the Common Stock have been registered with the Securities and Exchange Commission (the "Commission") or any state securities agency or authority, pursuant to the registra tion requirements of the Securities Act of 1933, as amended (the "Act") and similar state securities laws. During its fiscal years ended December 31, 1996, 1997, it is believed that there was no active market for the Common Stock. Since January 30, 1998, the Common Stock has been quoted on the NASD OTC Bulletin Board (the "OTC BB")under the trading symbol "TMOL". Because no active trading market existed during 1996 and 1997, no historical price information for the Company's shares is included for such years.

         Beginning with the Company's reorganization on January 6, 1998, the Common Stock began trading on the OTC BB, opening at $.01 on January 6, 1998 and closing at $10.50 on December 31, 1998 with a high during the year of $15.00. The Common Stock opened on January 1, 1999 at $11.25 and closed on December 31, 1999 at $2.25 with a high during the year of $11.50. The Common Stock closed on March 31, 2000 at $0.50

         The ability of an individual stockholder to trade his/her shares in a particular state may be subject to various rules and regulations of that state. A number of states require that an issuer's securities be registered in their state or appropriately exempted from registration before the securities are permitted to trade in that state.

         The Company's shares may be subject to the provisions of the Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), known as the "penny stock" rules.

         The "penny stock" rules generally define penny stocks to be any equity security that has a price of less than $5.00 per share, subject to certain exceptions, and provide that any equity security is considered to be a penny stock unless that security is: registered and traded on a national securities exchange meeting specified criteria set by the Commission; authorized for quotation on the Nasdaq Stock Market; issued by a registered investment company; or excluded from the definition on the basis of price (at least $5.00 per share) or the issuer's net tangible assets. If the Company's shares are deemed to be a penny stock, trading in the shares will be subject to additional sales practice requirements on broker-dealers who sell penny stocks to persons other than established customers and accredited investors, generally persons with assets in excess of $1,000,000 or annual income exceeding $200,000, or $300,000 together with their spouse.

         For transactions covered by the "penny stock" rules, broker-dealers must make a special suitability determination for the purchase of such securities and must have received the purchaser's written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the rules require the delivery, prior to the first transaction, of a risk disclosure document relating to the penny stock market. A broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative, and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information for the penny stocks held in the account and information on the limited market in penny stocks. Consequently, these rules may restrict the ability of broker-dealers to trade and/or maintain a market in the Company's common stock and may affect the ability of shareholders to sell their shares.

         As of March 31, 2000, there were 409 holders of record of the Common Stock.

         As of March 31, 2000, the Company has issued and outstanding 12,039,000 shares of Common Stock. Of this total, 1,000,000 shares may be deemed to have been issued in transactions more than two years ago and may be sold or otherwise transferred without restriction pursuant to the terms of Rule 144 ("Rule 144") of the Act, without the volume limitations of said rule unless held by an affiliate or controlling shareholder of the Company. Of the 12,039,000 shares, the Company has identified 9,581,800 shares as being held by affiliates or controlling shareholders of the Company. The remaining 2,457,200 shares may be deemed to be free from restrictions and, if so, may be sold and/or transferred without further registration under the Act.

         The 9,581,800 shares presently held by affiliates or controlling shareholders of the Company may be sold pursuant to Rule 144, subject to the volume and other limitations set forth under Rule 144. In general, under Rule 144 as currently in effect, a person (or persons whose shares are aggregated) who has beneficially owed restricted shares of the Company for at least one year, including any person who may be deemed to be an "affiliate" of the Company (as the term "affiliate" is defined under the Act), is entitled to sell, within any three-month period, an amount of shares that does not exceed the greater of
(i) the average weekly trading volume in the Company's common stock during the four calendar weeks preceding such sale or (ii) 1% of the shares then outstanding. A person who is not deemed to be an "affiliate" of the Company and who has held restricted shares for at least two years would be entitled to sell such shares without regard to the resale limitations of Rule 144.

         DIVIDEND POLICY. The Company has not declared or paid cash dividends or made distributions in the past, and the Company does not anticipate that it will pay cash dividends or make distributions in the foreseeable future. The Company currently intends to retain and reinvest future earnings, if any, to finance its operations.

ITEM 6. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

RESULTS OF OPERATIONS

         The following discussion and analysis should be read in conjunction with the Company's financial statements and notes thereto appearing elsewhere in this report.

General

         The Company, through its wholly-owned subsidiaries, owns 65% of the issued and outstanding shares of capital stock of the Hotel with the remaining thirty-five (35%) percent of the issued and outstanding shares of capital stock of the Hotel being owned by the Government of the Republic of Moldova; 100% of the issued and outstanding shares of capital stock of the Bank; 100% of the issued and outstanding shares of capital stock of the Insurance Company; and 100% of the issued and outstanding shares of capital stock of Intercomsoft, which is the exclusive supplier to the Government of the Republic of Moldova of the technology and equipment required to manufacture secured essential government documents (e.g. passports, drivers' licenses, etc.). The Company's interests in the Bank, the Hotel and the Insurance Company were acquired on January 6, 1998. The Company's interest in Intercomsoft was acquired on May 6, 1998.

         The Company's subsidiaries operate in the Republic of Moldova and the currency in which the Company transacts most of its operations is the Moldovan Leu. At January 1, 1998, the three year accumulated rate of inflation in the Republic of Moldova was approximately 80%. A country is generally considered to be in hyperinflation if the three year accumulated rate of inflation is 100% or more. During 1998, the Company's consolidated financial statements were prepared assuming that the Moldovan economy remained highly inflationary as the inflation rate had historically been volatile and had just declined to a rate below 100%. Accordingly, the United State Dollar was used as the Company's functional currency during 1998.

         In the quarter ended June 30, 1999, it was determined that at January 1, 1999, the three year accumulated rate of inflation in the Republic of Moldova was approximately 42.4% Accordingly, the Company's management concluded that the Republic of Moldova was no longer in an hyperinflationary economy and that the Company's functional currency should revert to the Moldovan Leu from the United States Dollar as of from that date. As a result, the consolidated financial statements of the Company for such period were prepared on a non-hyperinflationary basis. Further, the Company restated its unaudited consolidated financial statements for the three (3) month period ending March 31, 1999 using a non-hyperinflationary basis so that all of the consolidated financial statements for the Company for the 1999 fiscal year have been prepared on a non-hyperinflationary basis.

         As the Company's subsidiaries all operate in, or derive its revenues from, the Republic of Moldova, the current (and future) economic situation, and the political uncertainty and instability, in the Republic of Moldova and in Russia could have a material adverse effect on the Company and its subsidiaries.

COMPARISON OF YEAR END 1999 TO YEAR END 1998

         As the consolidated financial statements for the 1998 fiscal year end were prepared assuming a hyperinflationary economy and the 1999 fiscal year end was prepared assuming a non-hyperinflationary economy, there result is a number of wide swings in the year end to year end comparisons attributable to the devaluation of the Moldovan Leu.

THE BANK

         During the year ended December 31, 1999 ("1999"), the Bank had interest income of approximately $1,437,000 compared to $2,546,000 for the year ended December 31, 1998 ("1998")a decrease of 44% or approximately $1,109,000. The largest component of the Bank's interest income for 1999 was interest earned on loans which was approximately $1,074,000, or approximately 75% percent of the Bank's total interest income during 1999 and for 1998 was approximately $1,978,000 or 77%, a decrease of approximately 2%. The remaining components of the Bank's interest income were interest earned on securities and interest earned on deposits with correspondent banks. During 1999, the Bank earned approximately $215,000 in interest on securities, representing approximately 15% of the Bank's total interest income in 1999 and approximately $148,000 or approximately 10% percent of its interest income from interest earned on deposits with correspondent banks in 1999 as compared to $386,000 in interest on securities in 1998, representing approximately 15% of the Bank's total interest income in 1998 and approximately $181,000, or approximately 7% percent of its interest income from interest earned on securities.

         In addition to interest income, the Bank also had non-interest income of approximately $1,308,000 in 1999 as compared to $1,766,000 during 1998. A principal component of the Bank's non-interest income was exchange trading and commissions of approximately $593,000 in 1999 as compared to $1,019,000 in 1998 which represents approximately 45% and 59% respectively of the Bank's non-interest income. Another component of the Bank's non-interest income consisted of financial service fees of approximately $715,000 in 1999 and $515,000 in 1998 or approximately 55% percent and 29% of the Bank's non-interest income respectively.

         Offsetting the Bank's interest income during 1999 was interest expense of approximately $554,000 as compared to $895,000 in 1998, comprised principally of approximately $543,000 and $879,000 respectively of interest paid on deposits or approximately 98% of total interest income for both 1999 and 1998. Also offsetting the Bank's interest income for 1999 was interest due to other banks on their time deposits with the Bank of approximately $11,000, as compared to $98,000 in 1998 or approximately 1% and 3% of the Bank's interest income during 1999 and 1998 respectively. Offsetting the Bank's non-interest income during 1999 was non-interest expenses of approximately $1,446,000 as compared to $1,539,000 in 1998, comprised principally of salaries and related costs of approximately $406,000 in 1999 and $724,000 in 1998 including equipment and depreciation of approximately $93,000 in 1999 and $144,000 in 1998, communication and transportation expenses of approximately $37,000 in 1999 and $153,000 in 1998, approximately $210,000 in 1999 compared to $100,000 of outside services in 1998 and processing costs and approximately $150,000 in 1999 as compared to $115,000 of marketing and development costs in 1998.

         The Bank's net interest income after allowance for possible loan losses of approximately $679,000 in 1999 and $773,000 in 1998 was approximately $204,000 and $875,000 with non-interest income of approximately $1,308,000 and $1,766,000, respectively for 1999 and 1998. Both were offset by non-interest expenses of $1,446,000 in 1999 and $1,621,000 in 1998 thereby reducing income before taxes to approximately $66,000 in 1999 compared to $1,023,000 in 1998 with income taxes of approximately $9,000 in 1999 and $130,000 in 1998 resulting in net income of approximately $57,000 in 1999 compared to $893,000 from the Bank's business in 1998. Net income for the Bank was approximately 2% of the Bank's aggregated total non-interest income and interest income for 1999 and approximately 21% in 1998.

         The Company believes that the economic crisis in Russia, which caused an economic slowdown in the Republic of Moldova, resulting in less disposable income to the Moldovan population, had an adverse impact on the revenues and income of the Bank, and subsequently, the Company. Such slowdown may continue to have such adverse impact. In addition, the Moldovan Leu, the currency of the Republic of Moldova, has undergone significant devaluation, which has also had a significant and adverse impact on the revenue and income of the Company. Additional devaluation of the currency may continue to such an adverse impact.

THE INSURANCE COMPANY

         Although the Insurance Company began operations in 1995 it is still in a expansion phase. The Insurance Company derives its revenues from premium payments from its insureds and from the investment of its insurance reserves. Although the Insurance Company earned approximately $152,000 in gross earned premiums during 1999 and approximately $240,000 in 1998, earned premiums ceded to reinsurers approximated $84,000 in 1999 and $139,000 in 1998 resulting in approximately $68,000 and $101,000 in net premiums earned of the Insurance Company's total revenues of approximately $174,000 and $270,000 for 1999 and 1998 respectively. During 1999, the Insurance Company also received net interest income of approximately $35,000 compared to $72,000 in 1998 and commissions earned from reinsurance of approximately $25,000 in 1999 as compared to $42,000 in 1998. During 1999, the Insurance Company also had approximately $46,000 of other income as compared to $55,000 in 1998. The Insurance Company's total expenses of approximately $152,000 in 1999 resulted in net income of approximately $21,000 (after a provision for taxes of $1,000) during 1999 as compared to total expenses in 1998 of $290,000 which resulted in a net loss of ($20,000.)

         The Company believes that the economic crisis in Russia, which caused an economic slowdown in the Republic of Moldova, resulting in less disposable income to the Moldovan population, had an adverse impact on the revenues and income of the Bank and, therefore, the Company. Such slowdown may continue to have such adverse impact. In addition, the Moldovan Leu, the currency of the Republic of Moldova, has undergone significant devaluation, which has also had a significant and adverse impact on the revenue and income of the Company. Additional devaluation of the currency may continue to have such an adverse impact.

HOTEL

         During 1999 the Hotel derived revenues of approximately $2,148,000 as compared to $2,587,000 in 1998 from room rentals of guest accommodations, leasing of office space, and restaurant operations. The Hotel's approximate $1,136,000 in cost of revenue during 1999 represented approximately 53% of the Hotel's revenues, leaving a gross profit of approximately $1,012,000 for 1999 as compared to the Hotel's $1,607,000 in cost of revenue during 1998 which represented approximately 62% of the Hotel's revenues, leaving a gross profit of approximately $980,000.

         Selling, administrative and general expenses of the Hotel for 1999 were approximately $623,000 or 29% as compared to $484,000 or 18% of the Hotel's revenues for 1998. Principal deductions from revenues before net income for such periods were (a) the above noted revenue costs, (b) the above selling, administrative and general expenses and (c) income taxes of approximately $67,000 or 3% of revenue in 1999 and $166,000 or 6% of revenues in 1998.

         The Hotel's net income for 1999 was approximately $355,000 (of which $33,000 was interest income) or approximately 17% of its revenues as compared to approximately $408,000 (of which $78,000 was interest income) or approximately 15% of its revenues for 1998.

         The Company believes that the economic crisis in Russia, which caused an economic slowdown in the Republic of Moldova, resulting in less disposable income to the Moldovan population, had an adverse impact on the revenues and income of the Hotel and, therfeore, of the Company. Such slowdown may continue to have such adverse impact. In addition, the Moldovan Leu, the currency of the Republic of Moldova, has undergone significant devaluation, which has also had a significant and adverse impact on the revenue and income of the Company. Additional devaluation of the currency may continue to have such an adverse impact.

INTERCOMSOFT

         Intercomsoft derives its revenues from being the exclusive supplier of proprietary technology, equipment and consumables required to produce secure essential government documents (e.g. passports, drivers' licenses etc.), to the Government of the Republic of Moldova pursuant to the Supply Agreement. During 1999, Intercomsoft had revenues of approximately $2,837,000 as compared to $4,154,000 in 1998. During 1999, Intercomsoft's cost of revenues was approximately $1,031,000 or 36% as compared to $1,662,000 or 40% in 1998. This resulted in gross profits for Intercomsoft of approximately $1,806,000 and $2,492,000 for 1999 and 1998 respectively.

         Selling, general and administrative expenses for Intercomsoft in 1999 were approximately $79,000 or approximately 3% of its revenues as compared to $130,000 or approximately 3% of its revenues in 1998.

         Intercomsoft had net income of approximately $1,781,000 (of which $54,000 was interest income) and $2,362,000 for 1999 and 1998 respectively.

         Intercomsoft derives all of its revenues and income pursuant to the Supply Contract. If for any reason (or for no reason) the Supply Contract were terminated, the terms were materially or adversely amended, or business reduced, such event would have a material adverse effect on Intercomsoft as well as the Company.

         The Company believes that the economic crisis in Russia, which caused an economic slowdown in the Republic of Moldova, resulting in less disposable income to the Moldovan population, had an adverse impact on the revenues and income of Intercomsoft and, therefore, of the Company. Such slowdown may continue to have such adverse impact. In addition, the Moldovan Leu, the currency of the Republic of Moldova, has undergone significant devaluation, which has also had a significant and adverse impact on the revenue and income of the Company. Additional devaluation of the currency may continue to such an adverse impact.

THE COMPANY (AS CONSOLIDATED)

         The Company's consolidated revenues in 1999 were $7,981,000 as compared to $11,273,000 in 1998. Its consolidated cost of revenue and operating expenses in 1999 were $7,745,000 as compared to $7,959,000 in 1998. In 1999, the
Company's consolidated income from operations before income tax and minority interest was $236,000, from which was deducted approximately $77,000 for income taxes and $124,000 for the Government of Moldova's 35% interest in the Hotel as compared to $3,314,000 in 1998 from which was deducted approximately $221,000 for income taxes and $143,000 for the Government of Moldova's 35% interest in the Hotel. Accordingly, the Company's resulting consolidated net income was ($89,000) for 1999 as compared to $2,950,000 for 1998. The Company's consolidated net earnings per share were ($.007) for 1999 as compared to $.25 for 1998.

         On April 3, 2000, Magnum Associates Limited ("Magnum"), a controlling stockholder of the Company beneficially owned by the Company's Chairman of the Board, demanded payment to it of the indebtedness of the Company owed to it in the principal amount of $1,162,000, together with interest thereon through the date of payment. The Company paid the sum of $1,349,000 to Magnum on April 5, 2000 pursuant to such demand. The Company utilized substantially all of its available cash to make such payment. (See Item 9 "Directors, Executive Officers, Promoters and Control Persons").

         The Company believes that the economic crisis in Russia, which caused an economic slowdown in the Republic of Moldova, resulting in less disposable income to the Moldovan population, had an adverse impact on the revenues and income of Intercomsoft and, therefore, of the Company. Such slowdown may continue to have such adverse impact. In addition, the Moldovan Leu, the currency of the Republic of Moldova, has undergone significant devaluation, which has also had a significant and adverse impact on the revenue and income of the Company. Additional devaluation of the currency may continue to have such an adverse impact. Further, the significant increase of the Company's expenses from 1998 to 1999 had a material adverse impact on the Company's consolidated income.

Liquidity & Capital Resources

         The Company believes that its existing source of liquidity and its current revenues and cash flow, will be adequate to sustain its current operations and to satisfy its current working capital and capital expenditure requirements for the next twelve (12) months, with the exception of the Bank, which requires capitalization of no less then $1.1 million prior to July 1, 2000 to maintain its status as a bank in Moldova.

         The Company plans to continue seeking other acquisition candidates, both domestically and internationally, which may be acquired through the issuance of securities and/or the payment of available cash.

Year 2000 Compliance

         The Company believes it is Year 2000 compliant and experienced no difficulties associated with the rollover of the latter two digit year value to 00.

ITEM 7. FINANCIAL STATEMENTS

         The consolidated financial statements for the Company for the year ended December 31, 1998 have all have been examined to the extent indicated in their report by KPMG Netherlands N.V., an affiliate of KPMG International, independent certified public accountants, and have been prepared in accordance with generally accepted accounting principles and pursuant to Regulation S-B, as promulgated by the Securities and Exchange Commission. The aforementioned financial statements are included herein in response to Item 7 of this Form 10-KSB.

         The consolidated financial statements for the Company for the year ended December 31, 1999 have all been examined to the extent indicated in their report, by Paritz & Company, PA, independent certified accountants, and have been prepared in accordance with generally accepted accounting principles and pursuant to Regulation S-B as promulgated by the Securities and Exchange Commission. The aforementioned financial statements are included herein in response to Item 7 of this Form 10-KSB.

ITEM 8. CHANGES IN AND DISAGREEMENT WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

         Effective January 26, 1999, the Company engaged KPMG Netherlands, N.V. ("KPMG") as its principal independent auditors.

         Effective January 4, 2000, the Company released KPMG as its principal independent auditors. The decision to change accountants was approved by the Company's Board of Directors. KPMG's report on the Company's financial statements, for the year ended December 31, 1998 did not contain an adverse opinion or disclaimer of opinion. From the dates of the foregoing audit to the date hereof, there were no disagreements between the Company and KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

         Effective January 18, 2000, the Company engaged the services of Paritz & Co, PA as its principal independent auditors.

                                    PART III

ITEM 9. DIRECTORS,  EXECUTIVE  OFFICERS,  PROMOTERS  AND  CONTROL
        PERSONS; COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         The directors and executive officers of the Company are as follows:




         NAME                      AGE               POSITION
         ----                      ---               --------

         Boris Birshtein            52               Chairman of the Board

         Ted Shapiro                64               Chief Executive Officer,
                                                     President and Director

         Shmuel Gurfinkel           53               Chief Financial Officer
                                                     and Director

         Robert L. Blessey          54               Secretary and Director



         The biographical information concerning the directors and executive officers of the Company, as supplied to the Company by them, is as follows:

         MR. BIRSHTEIN has been the Chairman of the Board of Directors of the Company since January 1998, and since 1994 Mr. Birshtein has also been the Chairman of the Board of Directors of the Bank. From 1997 to the present Mr. Birshtein has been the Chairman and principal shareholder of Royal HTM Group, a Canadian company that owns Dufermol,a chain of duty free shops in Moldova. From 1994 to the present, Mr. Birshtein also has been a principal shareholder of various corporations conducting business in Moldova, including Media Group, a Moldovan corporation that operates a television station, a radio station, news agency and three newspapers in Moldova. From 1981 to 1996, Mr. Birshtein was the Chairman of the Board of Directors of Seabeco Group, a Swiss corporation which he founded in 1981 ("Seabeco"). Seabeco specialized in trading fertilizers and metals in Eastern Europe. In 1992, Mr. Birshtein became a full member of the International Information Academy, which has a general consultive status with the Economic and Social Counsel of the United Nations. In 1999, The Order of St. Stanislas was bestowed upon Mr. Birshtein in honor of his services to mankind. In 1999, Mr. Birshtein also received a gold medal from the International Information Academy (for merits in informationology) and was elected as Head of the North American Branch of the International Information Academy. Mr. Birshtein previously served as the Chairman of the Supreme Economic Council under the President of the Republic of Moldova. In 1997, Mr. Birshtein received his Ph.D. in Philosophy and was confirmed as a full Professor at the International Information Academy. In 2000 he received a Ph.D. in Economics from the International Information Academy. Mr. Birshtein is the author of three books, REFORM -- PROBLEMS OF MARKET ECONOMY REGULATIONS IN THE CIS COUNTRIES, which was published in 1997, MOLDOVA UNDISCOVERED, which was published in 1998 and WORLD FOOD CRISIS, PROBLEMS AND PERSPECTIVES which was published in 1999. In addition, Mr. Birshtein authored THE SHADOW ECONOMY, a treatise on the Moldovan economy after its declaration of independence from the Soviet Union, for which he was honored with the prestigious International Information Academy Silver Stylus Award.

         MR. SHAPIRO has been the Chief Executive Officer, President and a Director of the Company since January 1998. From 1992 to 1997, Mr. Shapiro was the Vice-Chairman of the Board of Directors of EMX Corporation ("EMX"), a research and development technology firm, which is the exclusive worldwide licensee of numerous patents relating to an international biotechnology. From 1981 to 1992, Mr. Shapiro was the Chairman of the Board of Directors of the Patrician Group, Inc. and certain of its affiliated entities ("Patrician"). Patrician was a national privately held real estate firm engaged in acquiring, selling and managing shopping centers. Patrician owned 71 shopping centers in 38 states with a gross leasable area in excess of 12 million square feet.

         MR. GURFINKEL has been the Chief Financial Officer and a Director of the Company since January 1998. Since 1996, Mr. Gurfinkel also has been a Director of the Bank. For at least the last six years, Mr. Gurfinkel has been the owner of the Shmuel Gurfinkel accounting firm in Ramat-Gan, Israel which has 12 employees. He has been a member of the Board of Directors of Beken Metals, Ltd., a subsidiary of Africa Israel Investments Ltd., since 1997.

         MR. BLESSEY has been a Director and Secretary of the Company since January 1998. Since 1997, Mr. Blessey has been Of-Counsel to the law firm of Gusrae, Kaplan & Bruno. From 1990 to 1996, he was Of-Counsel to the law firm of Gold & Wachtel and from 1974 to 1989, Mr. Blessey was the President and principal shareholder of the law firm of Doros & Blessey, P.C. From 1990 to the present, Mr. Blessey has been General Counsel to EMX and served as a member of its Board of Directors from 1990 to 1994; from 1991 to the present, Mr. Blessey has been General Counsel, Secretary and member of the Board of Directors of Aldine Metal Products Corp., a privately held, family owned steel manufacturing company; and from 1964 to the present, Mr. Blessey has been a Partner in Forar Realty Co., a family owned real estate partnership.

ITEM 10. EXECUTIVE COMPENSATION

         On February 25, 1999, the Company entered into Employment Agreements with Boris Birshtein, Chairman of the Board (the "Birshtein Employment Agreement") and Ted Shapiro and Robert L. Blessey, President and Chief Executive Officer and Secretary, respectively (the "Shapiro Employment Agreement" and the "Blessey Employment Agreement", respectively). Each of such Employment Agreements are for a term of five years commencing January 1, 1999 (the "Term") and provide for annual salaries of $120,000 in the first year of the Term thereof (subject to increase to $250,000 per year with respect to the Birshtein Employment Agreement and $200,000 per year with respect to the Shapiro and Blessey Employment Agreements, in the event that the Company consummates an acquisition of a business with net pre-tax profits (as defined therein) of $3,000,000 or more in such year) and, in each of the remaining years of the Term thereof.

         The Employment Agreements require each of such individuals to spend a substantial portion of their time in the performance of their duties thereunder, and provide for certain other specified fringe benefits and change of control severance payments.

         In addition, the Employment Agreements provide for incentive warrants ("Incentive Warrants") to be issued to each of such individuals based upon Excess Net Pre-Tax Profits (as defined below) in each year of the Term of such Employment Agreements (100,000 of such Incentive Warrants for each $1,000,000 of Excess Net Pre-Tax Profits in the case of the Birshtein Employment Agreement and 50,000 Incentive Warrants for each $1,000,000 of Excess Net Pre-Tax Profits in the case of the Shapiro Employment Agreement and the Blessey Employment Agreement), up to a maximum of 1,000,000 of such Incentive Warrants in each such year of the Term. Any such Incentive Warrants will have a five year term and will be exercisable at the market price of the Common Stock on the date of issuance. Each of such Employment Agreements also provide for annual bonuses based upon Excess Net Pre-Tax Profits in each year of the term of the Employment Agreements (10% thereof in the case of the Birshtein Employment Agreement and 5% thereof in the case of the Shapiro Employment Agreement and the Blessey Employment Agreement). Excess Net Pre-Tax Profits being defined in such Agreements as the amount by which net pre-tax profits in each year exceed the net pre-tax profits in the immediately preceding year.

         On February 28, 2000 the Company issued warrants to purchase 600,000, 400,000 and 400,000 shares of Common Stock to each of Messrs. Birshtein, Shapiro and Blessey, respectively in consideration of the significant time and effort expended by such individuals on the Company's behalf for which they were not compensated. The warrants have an exercise period of five years from the date of issuance at an exercise price of $0.50 per share. Simultaneously with the issuance of such warrants, the Company canceled the warrants previously issued to such individuals for a like number of shares of Common Stock, such warrants being exercisable during the term thereof at a purchase price of $11.50 per share.

         On March 3, 1999, the Company entered into a consulting agreement with Y.U.D. Consulting, Ltd. ("Y.U.D."), a non-affiliated entity. In consideration of the services to be performed under such consulting agreement, the Company issued 16,000 shares of its restricted Common Stock to Y.U.D.

         On May 21, 1999, the Company appointed Jay J. Miller and Abdallah S. Mishrick to its Board of Directors and established an Audit Committee of the Board consisting of Messrs. Miller, Mishrick and Shapiro. Messrs. Miller and Mishrick were each granted five year warrants to purchase 30,000 shares of the Company's Common Stock, 15,000 of which vested on the date of grant at an exercise price of $11.00 per share and 15,000 of which vested on December 31, 1999 at an exercise price of $0.75.

         Abdallah S. Mishrick and Jay J. Miller resigned as a members of the Board of Directors on February 7, 2000 and February 11, 2000 respectively. Effective upon their resignation, the Audit Committee was dissolved.

         On March 17, 2000 the Company entered into an agreement with Shmuel Gurfinkel, to pay him $5,000 per month, beginning February 1, 2000 for services to be rendered by him in his capacity as the Company's Chief Financial Officer.

         As of December 31, 1999 1,460,000 warrants were issued, none of which were Incentive Warrants.

         All employees of the Bank, the Hotel and the Insurance Company in Moldova are subject to government-mandated one-year employment agreements. Employers may terminate employees only for good cause, such as incompetence. Employees may be required to remain as employees for several weeks after providing notice of an intention to resign, if needed by the employer.

ITEM 11. SECURITY   OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS AND
         MANAGEMENT

         The following table sets forth information, to the best knowledge of the Company as of March 31, 2000, with respect to each person known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock, each director and all directors and officers as a group.

                                                             APPROXIMATE
BENEFICIAL OWNER(1)                       # OF SHARES(2)    % OWNERSHIP(2)
-------------------                       --------------    --------------

Boris Birshtein(3)                          8,795,000        69.6%
Ted Shapiro(4)                              1,786,800        14.4%
Shmuel Gurfinkel(5)                                --          --
Robert L. Blessey(6)                          400,000         3.2%
                                            =========       ======
All executive officers and directors       10,981,800        81.7%
as a group (4 persons)(7)
===========================================================================


--------
    (1) Beneficial ownership information is based on information provided to the Company, and the beneficial owner has no obligation to inform the Company of or otherwise report any changes in beneficial ownership. Except as indicated, and subject to community property laws when applicable, the persons names in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owner by them. Each of such persons may be reached through the Company's offices at 1285 Avenue of the Americas, 35th Floor, New York, New York 10019.

    (2) The percentages shown are calculated based on 12,039,000 shares of Common Stock outstanding on March 31, 2000. The numbers and percentages shown includes the shares of Common Stock actually owned as of March 31, 2000 and the shares of Common Stock that the person or group had the right to acquire with sixty (60) days of March 31, 2000. In calculating the percentage of ownership, all shares of Common Stock that the identified person or group had the right to acquire within sixty (60) days of March 31, 2000 upon the exercise of options and warrants are deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by such person or group, but are not deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by any other person.

    (3) Mr. Birshtein is the Chairman of the Board and a Director of the Company. Such shares are owned of record by Magnum Associates Ltd. ("Magnum") and Starbeam Ltd. ("Starbeam"). Magnum and Starbeam are corporations organized under the laws of Ireland. The capital stock of such entities is owned by Mr. Birshtein. Include warrants to purchase 600,000 shares of Common Stock.

    (4) Mr. Shapiro is the Chief Executive Officer, President and a Director of the Company. Includes warrants to purchase 400,000 shares of Common Stock.

    (5) Mr. Gurfinkel is the Chief Financial Officer and a Director of the Company.

    (6) Mr. Blessey is the Secretary and a Director of the Company. Consists of warrants to purchase 400,000 shares of Common Stock.

    (7) See Footnotes (3) - (6).

ITEM 12.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Two loans were made by the Bank to Dufermol, a chain of duty free shops in the Republic of Moldova whose principal shareholder is the Chairman of the Board of the Company. The first loan is an $83,0000 principal amount loan, bears interest at the rate of 35% per annum, was made on February 9, 1999 and matures on February 9, 2001. The second loan is a $60,000 principal amount loan, bears interest at the rate of 35% per annum, was made November 16, 1999 and matures on May 16, 2000. It should be noted that 35% per annum was the rate in effect in Moldova at the time such loans were made.

         The Bank also made a $72,000 principal amount loan bearing interest at the rate of 35% per annum to NIT, a television station in the Republic of Moldova whose principal shareholder is the Chairman of the Board of the Company. The loan was made on August 4, 1999 and matures on February 4, 2001.

         Both of the aforementioned loans are current and are not in default.

         The Bank also made a $500,000 principal amount loan to Polen S.R.L., an entity doing business in the Republic of Moldova, whose beneficial owner is the Company's Chairman of the Board. The loan was not paid when it matured. As a result of non-payment of such loan when it matured in 1999, the Bank foreclosed on the building held as collateral for such loan, which is valued at $682,000, based on an independent appraisal from Pricewaterhouse Coopers dated February 25, 2000. The Bank intends to use this property (which is located a few doors away from its main facility in Chisinau) as a client services annex to the Bank and for other expanded banking services.

         Several other entities in Moldova, which are affiliates of the Company's Chairman of the Board, are customers of the Bank and borrow funds from the Bank on an arm's length basis.

         On March 23, 1999 the Insurance Company made a $88,000 principal amount loan to Dufermol, a chain of duty free stores in the Republic of Moldova whose principal shareholder is the Chairman of the Board of the Company. The loan was made on March 23, 1999 and matures on March 22, 2001. The loan is current and is not in default.

         During the period April 1, 1999 to June 30, 1999 ("3rd Quarter 1999"), the Hotel acquired ownership of a television series that was filmed on its premises for approximately $58,000. The television series was produced by NIT, a company controlled by the Company's Chairman of the Board. The Hotel intends to display the television series on its internal television network and attempt to sell the rights, in part, to other hotels in Russian speaking countries. The cost of the rights to the television series is amortized over a period of five years.

         The Insurance Company has issued to the Hotel a $7 million comprehensive liability policy and received premiums of approximately $54,000 from the Hotel in 1999.

         The Insurance Company maintains a current account and deposit accounts with the Bank.

         The Insurance Company insures the property of the Bank.

         On April 3, 2000, Magnum Associates Limited ("Magnum"), a controlling stockholder of the Company beneficially owned by the Company's Chairman of the Board, demanded payment to it of the indebtedness of the Company owed to it in the principal amount of $1,162,000, together with interest thereon through the date of payment. The Company paid the sum of $1,349,000 to Magnum on April 5, 2000 pursuant to such demand. The Company utilized substantially all of its available cash to make such payment.

         The Company believes all transactions conducted with affiliates are on terms that could be obtained from non-affiliated independent third parties on an arms length basis.

ITEM 13.          EXHIBITS, LIST AND REPORTS ON FORM 8-K

         a.       EXHIBITS

                  EXHIBIT NO.       DESCRIPTION OF DOCUMENT

                  2 Agreement and Plan of Reorganization, effective January 6, 1998, by and among the Company, Edward F. Cowle, H. DeWorth Williams, Gold Hill Mines, Inc., Magnum Associates Ltd. and Starbeam, Ltd.(1)

                  3                 By-Laws(2)

                  4                 Specimen of Certificate of Common Stock(2)

                  16.3 Letter dated January 18, 2000 from KPMG Netherlands, N.V., an affiliate of KPMG International(3)

                  21                List of Subsidiaries(4)

                  23.1 Consent of KPMG Netherlands, N.V., an affiliate of KPMG International(4)

                  23.2              Consent of Paritz & Company, PA.(4)

                  23.3 Letter dated April 13, 2000 from KPMG Netherlands, N.V., an affiliate of KPMG International to SEC.(4)

                  27                Financial Data Schedule(4)

         b.       REPORTS ON FORM 8-K

                  A Current Report on Form 8-K was filed on June 24, 1999 by the Company.

--------

         (1) Incorporated by reference to the Company's Report on Form 8-K, filed on January 6, 1998 and as amended on March 5, 1998 and as amended as of March 27, 1998.

         (2) Incorporated by reference to the Company's Registration Statement on Form 10-SB.

         (3) Incorporated by reference to the Company's Current Report on Form 8-K dated Janury 25, 2000.

         (4)      Filed herewith.

         TRIMOL GROUP, INC.

         CONSOLIDATED FINANCIAL STATEMENTS
         AS OF DECEMBER 31, 1999



TRIMOL GROUP, INC.



CONTENTS                                                      Page Numbers

Report of the Independent Auditors                            (F-i) and (F-ii)

Consolidated Balance Sheet                                                F-1

Consolidated Statement of Operations                                      F-2

Statement of Changes in Shareholders' Equity                              F-3

Consolidated Statement of Cash Flows                               F-4 to F-5

Notes to the Consolidated Financial Statements                    F-6 to F-22

REPORT OF THE INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Trimol Group, Inc.

We have audited the accompanying consolidated balance sheet of Trimol Group, Inc. and subsidiaries (the "Company") as of December 31, 1999 and the related consolidated statements of operations, changes in shareholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 1999 and the results of its operations and cash flows for the year then ended, in conformity with generally accepted accounting principles in the United States.

                                            Paritz & Company, P.A.
                                            Hackensack, New Jersey
                                            February 24, 2000


                                      (F-i)

REPORT OF THE INDEPENDENT AUDITORS


To the Board of Directors and Shareholders of Trimol Group, Inc.

We have audited the accompanying consolidated balance sheet of Trimol Group, Inc. and subsidiaries (the "Company") as of December 31, 1998 and the related consolidated statements of operations, changes in shareholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 1998 and the results of its operations and cash flows for the year then ended, in conformity with generally accepted accounting principles in the United States.

                                    KPMG Accountants N.V.
                                    Certified Public Accountants (Netherlands)
                                    A Member of KPMG International

                                    Amstelveen, The Netherlands
                                    April 11, 2000



                                     (F-ii)

TRIMOL GROUP, INC.

CONSOLIDATED BALANCE SHEET


--------------------------------------------------------------------------------
                                                  December     December
                                                  31, 1999     31, 1998
--------------------------------------------------------------------------------
                                              (In Thousands of US Dollars)


ASSETS
Cash and cash equivalents                           5,273    4,173
Interest bearing deposit                             --        215
Held to maturity securities                           545    1,136
Loans, net of allowance for possible loan losses    2,871    5,431
Reinsurance recoverable                               157      148
Property, plant and equipment                       5,836    7,165
Other assets                                        1,326    1,123
                                                   ------   ------
TOTAL ASSETS                                       16,008   19,391
                                                   ======   ======

LIABILITIES
Non interest bearing  demand deposits               3,440    2,330
Interest bearing deposits                           3,135    4,532
                                                   ------   ------
Total deposits                                      6,575    6,862
Acceptances outstanding                              --        264
Insurance policy and claim reserves                   288      274
Other liabilities                                   2,348    2,226
                                                   ------   ------
TOTAL LIABILITIES                                   9,211    9,626

MINORITY INTEREST                                   1,600    2,199

SHAREHOLDERS' EQUITY                                5,197    7,566
                                                   ------   ------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY         16,008   19,391
==================================================================


The accompanying notes are an integral part of the financial statements.

TRIMOL GROUP, INC.

CONSOLIDATED STATEMENT OF OPERATIONS


---------------------------------------------------------------------------------------------
                                                           Year Ended         Year Ended
                                                    December 31, 1999  December 31, 1998
---------------------------------------------------------------------------------------------
                                                          (In Thousands of US Dollars,
                                                        except share and per share data)
REVENUES
Revenues from hotel                                             2,148          2,545
Revenues from document processing                               2,837          4,154
Loan interest                                                   1,074          1,978
Other interest                                                    485            632
Insurance premiums                                                 68             70
Commissions and fees                                            1,333          1,721
Other revenues                                                     36            173
                                                           ----------     ----------
TOTAL REVENUES                                                  7,981         11,273
Interest expense                                                  720            895
                                                           ----------     ----------
TOTAL REVENUES, NET OF
INTEREST EXPENSE                                                7,261         10,378
                                                           ==========     ==========
PROVISION FOR BENEFITS, CLAIMS
AND CREDIT LOSSES
Provision for credit losses                                       679            773
Provision for benefits and claims                                  39             23
                                                           ----------     ----------
                                                                  718            796
                                                           ==========     ==========
OPERATING EXPENSES
Cost of revenues from hotel                                     1,136          2,042
Cost of revenues from document processing                       1,031          1,792
Other operating expenses                                        4,306          2,434
                                                           ----------     ----------
TOTAL OPERATING EXPENSES                                        6,473          6,268
                                                           ==========     ==========
INCOME FROM OPERATIONS BEFORE
INCOME TAXES AND MINORITY INTEREST                                 70          3,314
                                                           ==========     ==========
Provision for income taxes                                         35            221
Minority interest, net of income taxes                            124            143
                                                           ----------     ----------
NET INCOME (LOSS)                                                 (89)         2,950
                                                           ==========     ==========
Net income (loss) per share (basic and diluted)                 (.007)          0.25
                                                           ==========     ==========
WEIGHTED AVERAGE NUMBER OF
SHARES OUTSTANDING                                         12,034,485     12,000,953
====================================================================================

The accompanying notes are an integral part of the financial statements.

TRIMOL GROUP, INC.

STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY


--------------------------------------------------------------------------------
                                    Year Ended         Year Ended
                                December 31, 1999   December 31, 1998
--------------------------------------------------------------------------------
                                      (In Thousands of US Dollars)

COMMON STOCK
Balance, January 1                         120             110
Issue of common stock                     --                10
                                        -------         ------
Balance, December 31                       120             120
                                        =======         ======
ADDITIONAL PAID-IN CAPITAL
Balance, January 1                       6,018           5,934
Issue of common stock                      160              84
                                        -------         ------
Balance, December 31                     6,178           6,018
                                        =======         ======

DEFERRED COMPENSATION
Balance, January 1                        --              --
Deferred compensation                      (27)           --
                                        -------         ------
Balance, December 31                       (27)           --
                                        -------         ------

RETAINED EARNINGS
Balance, January 1                       1,428            (338)
Net income (loss)                          (89)          2,950
Dividend paid to outside shareholders     --            (1,184)
Other comprehensive (loss)              (2,413)           --
                                        -------         ------
Balance, December 31                    (1,074)          1,428
                                        -------         ------
TOTAL SHAREHOLDERS' EQUITY               5,197           7,566
                                        -------         ------

ACCUMULATED OTHER COMPREHENSIVE LOSS
Balance, January 1                        --              --
Foreign currency translations           (2,413)           --
                                        -------         ------
Balance, December 31                    (2,413)           --

--------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

TRIMOL GROUP, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS


------------------------------------------------------------------------------------------------
                                                              Year Ended         Year Ended
                                                       December 31, 1999  December 31, 1998
------------------------------------------------------------------------------------------------
                                                              (In Thousands of US Dollars)
CASH FLOW FROM OPERATING ACTIVITIES
Net income (loss)                                                 (89)           2,950
                                                               ------          -------

ADJUSTMENTS TO RECONCILE NET INCOME TO
NET CASH PROVIDED BY OPERATING ACTIVITIES

INCOME AND EXPENSES NOT INVOLVING
CASH FLOW
Depreciation and amortization                                     439              656
Provision for credit losses                                       679              773
Provision for benefits and claims                                  39               23
Minority interest                                                 124              143
Stock based compensation                                          133             --
                                                               ------          -------
                                                                1,414            1,595
                                                               ------          -------
CHANGES IN ASSETS AND LIABILITIES
Net  (increase) decrease in other assets                         (505)             527
Net  increase (decrease ) in other liabilities                    612           (1,324)
Net increase in reinsurance recoverable                           (51)             (26)
                                                               ------          -------
                                                                   56             (823)
                                                               ------          -------
TOTAL ADJUSTMENTS                                               1,470              772
                                                               ------          -------
NET CASH PROVIDED BY OPERATING ACTIVITIES                       1,381            3,722
                                                               ======          =======
CASH FLOW FROM INVESTING ACTIVITIES
Proceeds from redemptions of securities held to maturity        9,973           14,246
Purchase of securities held to maturity                        (9,702)         (13,354)
Proceeds from sale of equipment                                  --                163
Purchase of equipment                                          (1,121)            (517)
Net (increase) decrease in loans                                  350           (1,912)
                                                               ------          -------
NET CASH USED FOR INVESTING ACTIVITIES                           (500)          (1,374)
                                                               ------          -------
CASH FLOW FROM FINANCING ACTIVITIES
Net  increase (decrease) in deposits                            1,648           (1,070)
Payment of dividends                                             --             (1,184)
                                                               ------          -------

NET CASH PROVIDED BY (USED FOR)
FINANCING ACTIVITIES                                            1,648           (2,254)
                                                               ------          -------

Effect of exchange rate on cash                                (1,429)            --
                                                               ------          -------

                                                  Year Ended         Year Ended
                                           December 31, 1999  December 31, 1998
--------------------------------------------------------------------------------
                                                   (In Thousands of US Dollars)

Increase in cash and cash equivalents              1,100                94
Cash and cash equivalents at beginning of period   4,173             4,079
                                                                     -----
CASH AND CASH EQUIVALENTS AT END PERIOD            5,273             4,173
                                                                     -----
SUPPLEMENTAL DISCLOSURE OF
CASH FLOW INFORMATION
Interest paid                                        596               882
Income taxes paid                                    419               161

--------------------------------------------------------------------------------


Refer to Note 2 for the non-cash investing and financing transactions related to the Company's acquisition of its subsidiaries.

The accompanying notes are an integral part of the financial statements.

TRIMOL GROUP, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - BASIS OF PRESENTATION

The audited consolidated financial statements of Trimol Group, Inc. (the "Company") included herein have been prepared in accordance with generally accepted accounting principles in the United States of America.

NOTE 2 - ACQUISITIONS

(a) GENERAL

On January 6, 1998 the Company, which had not engaged in any significant operations for at least the three previous years, acquired all of the shares of four holding corporations that own capital stock of three companies with business operations in the Republic of Moldova ("Moldova"). The capital stock of such three companies comprises all of the issued and outstanding shares of an insurance company, Exim Asint S.A. (the "Insurance Company"), a bank, Banca Comerciala pe Actiuni "Export - Import" (the "Bank"), and 65% of the issued and outstanding shares of the Jolly Alon Limited (the "Hotel"), a hotel. The shares in the four holding corporations were acquired by the Company in exchange for an aggregate of 10,000,000 shares of the Company's common stock with a par value of U.S. $0.01 per share. These four companies were acquired from corporations owned by the principal stockholder of the Company.

Furthermore, on May 6, 1998, the Company acquired all of the issued and outstanding shares of Intercomsoft Limited ("Intercomsoft"), an Irish corporation, in exchange for 1,000,000 shares of the Company's common stock.

(b) ACCOUNTING FOR THE ACQUISITIONS

As a result of the January 6, 1998 acquisitions, the new shareholders retained a controlling interest in the combined group. For this reason, the business combination was accounted for using the reverse purchase method. The Company had no significant net assets as at January 6, 1998.

The acquisition of Intercomsoft has been accounted for in a manner similar to a pooling of interest, since the Company and Intercomsoft were enterprises under common control. The Company's financial statements include the results of operation, financial position and cash flow of Intercomsoft as though it had been a part of the Company for the whole year of 1998.

(c) THE OPERATING COMPANIES

The Insurance Company began operations at the beginning of 1995 and is active in the general insurance sector and provides property and liability coverage to the Moldovan market. Commencing in the last quarter of 1997, the Insurance Company also provides reinsurance services to the Moldovan insurance market.

The Bank was established on April 26, 1994, received its General Banking License from the National Bank of Moldova on April 29, 1994 and began activity as a new bank on June 1, 1994. The Bank's activities include, inter alia, receipt of monetary deposits, granting credit, transacting in foreign currency, financing international trade, issuing credit cards, investment in securities, retaining and managing marketable documents and other assets for other parties, and managing payments.

The Hotel was established on October 15, 1991 and operates and manages the Jolly Alon Hotel and rents stores and offices located on Hotel property. The principal guests of the Hotel are business persons from all over the world and diplomats. The tourism sector with respect to Hotel guests is marginal and, accordingly, seasonability is not a factor.

Intercomsoft was incorporated in February, 1995 as a non resident Irish registered company. Intercomsoft supplies equipment and auxiliary materials intended for production of computerized documents (passports, drivers' licenses, car licenses and ID cards), and the software that is necessary for the operation of this equipment, and provides it to the Moldovan Ministry of Economics (see
Note 3).

NOTE 3 - RISKS AND UNCERTAINTIES

The following factors relating to the Company and its business should be carefully considered:

         (a) The Company's subsidiaries operate in Moldova, a former Republic of the Soviet Union, and are heavily dependent on Russia and on a number of former Republics of the Soviet Union. Accordingly, the current political and economic situation in Moldova, Russia and the former Republics of the Soviet Union which have historically been unstable, could have a material adverse effect on the Company and its subsidiaries. Political uncertainty and instability in the Republic of Moldova may also play a roll in the future revenue and income of the Company and its subsidiaries.

         (b) The Moldovan Ministry of Economics ("Ministry") is Intercomsoft's only customer. In November 1999, the Company learned that the Ministry of Economy Affairs and Reform of the Republic of Moldova was soliciting bids to select an audit company to review the contract between Intercomsoft and the Government of the Republic of Moldova ("GRM"), pursuant to which Intercomsoft is granted the right to act as the exclusive supplier of the technology required to produce secure essential documents to GRM. The Company believes that the review will involve the assessment of such contract comparing it with international norms for prices charged for the services performed. No assurances can be given when, if ever, such a review shall begin or the results therefrom. A loss, or a substantial change in the terms of such contract could, however, have a material adverse effect on Intercomsoft and the Company

         (c) The Insurance Company cedes insurance to other companies, the major one being Munchener Ruckversicherungs Gesellschaft (Munich Re). These reinsurance contracts do not relieve the Insurance Company from its primary obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Insurance Company. In order to reduce its credit risk, the Insurance Company seeks to do business only with financially sound reinsurance companies and regularly reviews the financial strength of reinsurers used. No provision for uncollectible amounts has been made since none of the receivables is deemed to be uncollectible.

         (d) The Bank currently operates under a B-License issued by the National Bank of Moldova ("NBM"). NBM regularly revises the capital requirements for the banks. In accordance with current regulations, banks operating under a B-License must maintain a shareholders' equity of no less than 48 Million Moldovan Leu ("MDL") as of July 1, 2000, which amount equals approximately $4.1 Million U.S. Dollars at the exchange rate in effect at December 31, 1999. The Bank's shareholders' equity as of December 31, 1999 amounts to approximately 35 Million MDL; approximately $3 Million U.S. Dollars. Therefore, the Bank must increase its shareholders' equity by approximately 13 Million MDL, or approximately $1.1 Million U.S. Dollars, by July 1, 2000 in order to maintain its current banking license in Moldova. In addition, NBM has advised the Company that as of January 1, 2001, banks with a B-License will be required to increase its equity to a minimum of 76 Million MDL, or approximately $6.5 Million U.S. Dollars Should the Bank be unable to meet these capitalization requirements, it may lose its license to operate. Although the Company believes that the Bank will increase its shareholders' equity to the required amounts, in the event that the Bank is not able to do so, the Bank's ability to operate as a bank in Moldova could be terminated, which would have a material adverse effect on the Company.

NOTE 4 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)       FOREIGN CURRENCY TRANSLATION

                  1. The Company operates in Moldova, and the currency in which the Company transacts most of its operations is the MDL. At January 1, 1998 the three year accumulated rate of inflation was approximately 80%. A country is generally considered to be in hyperinflation if the three year accumulated rate of inflation is 100% or more. During 1998, the Company's consolidated financial statements were prepared assuming that the Moldovan economy remained highly inflationary, as the inflation rate had historically been volatile and had just declined to a rate below 100%. The United States Dollar was used as the Company's functional currency during 1988.

                      In the second quarter of 1999, it was determined that, as of January 1, 1999, the three year accumulated rate of inflation was approximately 42.4%. Accordingly, management concluded that the Company's functional currency should revert to the Moldovan Leu from the United States Dollar as from that date.

                       During the year ended December 31, 1999 fluctuations in the MDL and the United States Dollar reduced the Company's net income in the amounts reflected in the Company's Consolidated Statement of Changes in Shareholders' Equity under the line item "Other Comprehensive Loss", as a component of Shareholders' Equity. During the same period in 1998, such fluctuations were not included in the Company's financial statements as the matter was not material to the presentation of the Company's financial condition.

                  2.       YEAR ENDED DECEMBER 31, 1999
                           The Company has determined that effective January 1, 1999 the MDL is the functional currency. Accordingly, the assets and liabilities denominated in foreign currency are translated into U.S. Dollars at the current rate of exchange existing at period-end and revenues and expenses are translated at average monthly exchange rates. Related translation adjustments are reported as a separate component of shareholders' equity, whereas, gains or losses resulting from foreign currency transactions are included in results of operations.

                  3.       YEAR ENDED DECEMBER 31, 1998
                           The Company's foreign subsidiaries have the U.S. Dollar designated as their functional currency for the year ended December 31, 1998. Financial statements of these foreign subsidiaries are translated to U.S. Dollars for consolidation purposes using current rates of exchange for monetary assets and liabilities and historical rates of exchange for non-monetary assets and related elements of expense. Revenue and other expense elements are translated at rates that approximate the rates in effect on the transaction dates. Translation gains and losses are included in the Company's Consolidated Statement of Operations.

                  4.       EXCHANGE RATE OF THE DOLLAR
                           The exchange rate of the MDL to the U.S. Dollar was
         8.3226 to 1.00 as of December 31, 1998 and 11.5902 to 1.00 as of
         December 31, 1999, resulting in a devaluation of the MDL of 39.26% for the year ended December 31, 1999.

(b) PRINCIPLES OF CONSOLIDATION

The consolidated financial statements of the Company include the accounts of the Company and its operating subsidiaries and their holding companies.

Intercompany balances have been eliminated in the consolidation.

(c) USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(d) CASH AND CASH EQUIVALENTS

Cash and cash equivalents are defined as cash on hand, cash items in the process of collection and amounts due from correspondent banks and the National Bank of Moldova. With respect to the Hotel, the Bank, and Intercomsoft, the Company regards all its liquid investments, whose maturity as of the date of the investment is less than three months, as cash equivalents. With respect to the Insurance Company, cash equivalents consist of short term highly liquid investments that are both (a) readily convertible to known amounts of cash and
(b) so near to maturity that they present an insignificant risk of changes in value due to changing interest rates.

(e) PROVISION FOR DOUBTFUL ACCOUNTS

Provisions for doubtful accounts are made on the basis of identification of specific accounts whose collection is in doubt.

(f) SECURITIES

Investments in fixed maturity and equity securities are accounted for under the provisions of Statement of Financial Accounting Standards (SFAS) No. 115, "Accounting for Certain Investments in Debt and Equity Securities". SFAS No. 115 requires management to classify its investment portfolio into three categories:
(i) held to maturity, (ii) available for sale, and (iii) trading securities. Specific criteria are set forth for determining these classifications. SFAS No. 115 requires unrealized gains and losses for trading securities to be included in net income while unrealized gains and losses for securities available for sale are to be reported as a separate component of shareholders' equity, net of related income tax, until realized. Held-to-maturity securities are recorded at their amortized cost. Declines in the fair value of individual held-to-maturity securities below their cost that are other than temporary have resulted in write-downs of the individual securities to their fair value. The related write-downs are included in earnings as realized losses.

All investments in securities are classified as held-to-maturity, since the Company has the intent and ability to hold the securities to maturity.

(g) LOANS

Loans are stated at the principal amount outstanding, net of any unearned income. Interest on loans is recognized on the accrual basis and is credited to interest income based upon the principal amount outstanding.

Loans are considered impaired and are placed on nonaccrual status when collection of all or a portion of principal or interest in accordance with contractual terms, is in doubt. Interest on nonaccrual loans is credited to principal or recognized as income on a cash basis.

(h) ALLOWANCE FOR POSSIBLE LOAN LOSSES

The allowance for possible loan losses is established through provisions for possible loan losses charged against income. Loans deemed to be uncollectible are charged against the allowance for possible loan losses, and subsequent recoveries, if any, are credited to the allowance.

The allowance for possible loan losses is based upon management's estimate of the amount necessary to maintain the allowance at a level adequate to absorb estimated potential loan losses.

The determination of the adequacy of the allowance for possible loan losses hinges upon various judgments and assumptions, including but not necessarily limited to, management's assessment of potential losses on individual loans, Moldovan and international economic conditions, loan portfolio composition, transfer risks, and prior loan loss experience.

(i) PROPERTY, PLANT AND EQUIPMENT

Buildings, equipment and improvements are stated at cost less accumulated depreciation computed on a straight-line basis. The useful life of the premises and equipment is based on management's estimate of the period during which economic benefits can be derived from these assets.

In accordance with the Statement of Financial Accounting Standards (SFAS) No. 121, "Accounting for the Impairment of Long-Lived Assets and Long-Lived Assets to be Disposed Of", the Company examines the possibility of decreases in the value of fixed assets when events or changes in circumstances reflect the fact that their recorded value may not be recoverable.

Property received in full satisfaction of loans is valued at the lesser of the fair market value of the property received or the carrying value of the loan. The excess of the recorded investment in the loan satisfied over the fair value of assets received is reported as a current loss in the period of satisfaction.

(j) INVENTORIES

Inventories, consisting of merchandise purchased for resale by the Hotel, are valued at the lower of cost (determined on the first-in, first-out basis) or market, and are classified as other assets on the Consolidated Balance Sheet.

(k) INCOME TAXES

Pursuant to SFAS No. 109, "Accounting for Income Taxes", deferred tax assets or liabilities are recognized for the future tax consequences attributable to differences between the accounting basis and the tax basis of the Company's assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be realized or settled. The Company's deferred tax asset is reviewed periodically and adjustments to such assets are recognized as deferred income tax expense or benefit based on management's judgments relating to the realizability of such asset. A valuation allowance related to deferred tax assets is recognized when, in management's judgment, it is more likely than not that all, or a portion of such deferred assets, will not be realized.

(l) FINANCIAL INSTRUMENTS

In the ordinary course of business, the Bank has entered into off-balance sheet financial instruments consisting of commitments to extend credit, commercial letters of credit, and guarantees. Such financial instruments are recorded in the financial statements when they are funded or when related fees are incurred or received.

(m) FOREIGN EXCHANGE CONTRACTS

Foreign exchange contracts which qualify under applicable accounting guidelines as hedges of foreign currency exposures are revalued at the spot rate with any forward premium or discount recognized over the life of the contract in net interest revenue. Gains and losses on foreign exchange contracts which qualify as a hedge of a firm commitment are deferred and recognized as part of the measurement of the related transaction, unless deferral of a loss would lead to recognizing losses on the transaction in later periods.

(n) GROSS PREMIUMS WRITTEN

All insurance premiums due with respect to insurance contracts entered into in the period, are included in gross written premiums irrespective of whether they relate in whole or in part to a later period. Gross reinsurance ceded and unearned premiums are included within gross written premiums, outwards reinsurance premiums and unearned premiums, respectively. Gross premiums are net of premium reimbursements. The insurance premiums are both direct and assumed premiums.

(o) RECOGNITION OF PREMIUM REVENUE

Property, liability and assumed premiums are generally recognized as revenue on a pro rata basis over the policy term. The portion of the premiums that will be earned in the future is deferred and reported as unearned premiums.

(p) REINSURANCE

Reinsurance is accounted for depending on whether the "reinsurance risk" is received or transferred. In the normal course of business, the Insurance Company seeks to reduce the loss that may arise from catastrophes or other events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

(q) DEFERRED POLICY ACQUISITION COSTS

Commissions and other costs of acquiring insurance that vary with and are primarily related to the production of new and renewal business, are deferred and amortized over the terms of the policies or reinsurance treaties to which they relate.

(r) LOSSES AND LOSS ADJUSTMENT RESERVE

The liability for losses and loss adjustment expenses includes an amount determined for losses incurred but not yet reported, which is the Insurance Company's best estimate and is based on the instructions prescribed by the insurance supervisor of Moldova and the regulations thereunder. In terms of these regulations, the Insurance Company is required to maintain a reserve at specific rates of net premiums earned. These required reserves are based on estimates and market experience as a whole and are intended to cover future claims lodged with the Insurance Company. In addition, individual claims known but not paid are provided for.

Management believes that the loss and loss adjustment reserves established for unpaid claims are adequate. While management utilizes available information on unpaid claims to establish these reserves, unanticipated changes may occur.

(s) EMPLOYEES' BENEFITS

Contributions are made by the Company to the Government's health, retirement benefit and unemployment accounts at the statutory rates in force during the period, based on gross salary payments. The cost of these payments is charged to the statement of income in the same period as the related salary cost.

(t) INCOME PER SHARE

Income per share of common stock have been computed on the basis of the weighted average number of shares of common stock outstanding. Diluted earnings per share is based on the weighted average number of shares and common stock equivalents outstanding. The Company had no common stock equivalents during the periods presented.

(u) COMPREHENSIVE INCOME

The Company adopted the provisions of the SFAS No. 130, "Reporting Comprehensive Income". Comprehensive income is defined as any change in equity from transactions and other events originating from nonowner sources, and is displayed as accumulated comprehensive income in the Statements of Changes in Shareholders' Equity at December 31, 1999.

NOTE 5 - BUSINESS SEGMENT INFORMATION

Business segment information for the year ended December 31, 1999 is as follows:


---------------------------------------------------------------------------------------------------------------------
                                   Bank       Hotel    Insurance   Document    Holding
                                operations  operations operations processing activities  Eliminations Consolidated
---------------------------------------------------------------------------------------------------------------------
                                                          (In Thousands of US Dollars)
Total revenues                      2,745     2,181        174      2,891       --           (10)      7,981
Interest expense                      554      --         --         --          166        --           720
                                  -------   -------    -------    -------    -------     -------     -------
Total revenues, net of
interest expense                    2,191     2,181        174      2,891       (166)        (10)      7,261

Provision for benefits, claims
and credit losses                     679      --           39       --         --          --           718
Operating expenses                  1,446     1,759        113      1,110      2,055         (10)      6,473
                                  -------   -------    -------    -------    -------     -------     -------
Income from operations before
income taxes and minority              66       422         22      1,781     (2,221)       --            70
interest

Provision for income taxes              9        67          1       --          (42)       --           (35)
Minority interest, net of taxes      --         124       --         --         --          --          (124)
                                  -------   -------    -------    -------    -------     -------     -------
Net loss for the year                  57       231         21      1,781     (2,179)       --           (89)
                                  =======   =======    =======    =======    =======     =======     =======
Fixed assets                        1,524     4,277         35       --         --          --         5,836
Other assets                        7,512       417        439      1,604        200        --        10,172
                                  -------   -------    -------    -------    -------     -------     -------
Total assets                        9,036     4,694        474      1,604        200        --        16,008
                                  -------   -------    -------    -------    -------     -------     -------

Business segment information for the year ended December 31, 1998 is as follows:

------------------------------------------------------------------------------------------------------------
                            Bank       Hotel    Insurance    Document     Holding  Eliminations Consolidated
                         operations  operations operations  processing   activities
------------------------------------------------------------------------------------------------------------
                                                       (In Thousands of US Dollars)
Total revenues               4,312      2,665        270      4,154       --         (128)    11,273
Interest expense               895       --         --         --         --         --          895
                           -------    -------    -------    -------    -------    -------    -------
Total revenues, net of
interest expense             3,417      2,665        270      4,154       --         (128)    10,378
Provision for benefits,
claims and credit
 losses                        773       --           23       --         --         --          796
Operating expenses           1,621      2,166        267      1,792        550       (128)     6,268
                           -------    -------    -------    -------    -------    -------    -------
Income from operations
before income taxes and
minority interest            1,023        499        (20)     2,362       (550)      --        3,314
Provision for income
taxes                         (130)       (91)      --         --         --         --         (221)
Minority interest, net
of taxes                      --         (143)      --         --         --         --         (143)
                           -------    -------    -------    -------    -------    -------    -------
Net income (loss) for
the year                       893        265        (20)     2,362       (550)      --        2,950
                           =======    =======    =======    =======    =======    =======    =======
Fixed assets                   954      6,095        116       --         --         --        7,165
Other assets                 9,828        447        441      1,618        231       (339)    12,226
                           -------    -------    -------    -------    -------    -------    -------
Total assets                10,782      6,542        557      1,618        231       (339)    19,391
                           =======    =======    =======    =======    =======    =======    =======


SEGMENTAL INFORMATION

The Company has five reportable segments: (1) banking, (2) hotel, (3) insurance,
(4) document processing and (5) holding activities. The accounting policies of the segments are the same as those described in the "Significant Accounting Policies." Segment data includes inter-segments transactions. The Company accounts for inter-segment revenues and transfers as if the revenues or transfers were to third parties, that is, at current market prices. All revenues are derived from operations and long-lived assets that are located in Moldova.

NOTE 6 - HELD TO MATURITY SECURITIES

All securities in the portfolio held by the Bank at December 31, 1999 are Moldovan Government securities issued for periods of time between 7 and 112 days and are held to maturity.

The yield of the Moldovan Government securities in 1999 was between 17% and 27%. Amortized cost of these securities approximates market value.

NOTE 7 - LOANS

(a) Composition of loans:


-----------------------------------------------------------------
                                       December 31, December 31,
                                            1999      1998
-----------------------------------------------------------------
                                     (In Thousands of US Dollars)

Commercial, financial and agricultural      1,978     5,693
Real estate, mortgage                       1,817       591
Installment loans to individuals                4        59
                                            -----     -----
                                            3,799     6,343
Less: Allowance for possible loan losses     (928)     (912)
                                            -----     -----
                                            2,871     5,431
-----------------------------------------------------------------


The interest on loans in MDL in 1999 was between 18% and 65%. The interest on loans in other currencies in 1999 was between 10% and 32%.

(b) Impaired loan information:

-------------------------------------------------------------------------------------
                                                        December 31,    December 31,
                                                               1999            1998
-------------------------------------------------------------------------------------
                                                        (In Thousands of US Dollars)
Impaired loans (all carrying an allowance for loan losses)    1,291       605
Allowance for impaired loans                                   (770)     (307)
                                                             ------    ------
                                                                521       298
                                                             ------    ------
Average impaired loans during the year                          948       700
-------------------------------------------------------------------------------------


No interest was recognized on impaired loans on a cash basis for the above year.

(c) Analysis of the change in the allowance for possible loan losses:


-----------------------------------------------------
                      December 31,      December 31,
                              1999             1998
-----------------------------------------------------
                          (In Thousands of US Dollars)

Balance as of January 1       912              572
Provisions during the year    679              773
Write-offs                   (663)            (433)
Balance as of December 31     928              912
-----------------------------------------------------

NOTE 8 - REINSURANCE RECOVERABLE

Composition of balance of reinsurance recoverable:


-------------------------------------------------------------
                                    December 31, December 31,
                                         1999     1998
--------------------------------------------------------------
                                 (In Thousands of US Dollars)

Provision for unearned premiums            43      26
Losses and loss adjustment reserves       114     122
                                          ---     ---
                                          157     148
--------------------------------------------------------------


NOTE  9 - PROPERTY, PLANT AND EQUIPMENT

-------------------------------------------------------------------------------------------------------------
                                                       Period of
                                                      depreciation            December 31,       December 31,
                                                       (in years)                 1999               1998
-------------------------------------------------------------------------------------------------------------
                                                                      (In Thousands of US Dollars)
Buildings                                                   40                     5,055             5,463
Vehicles, machinery and improvements                         5                     1,454             2,032
Furniture and equipment                                     10                     1,052             1,553
                                                                                 -------           -------
                                                                                   7,561             9,048
Less: Accumulated depreciation and amortization                                  (1,725)           (1,883)
                                                                                 -------           -------
                                                                                   5,836             7,165
-------------------------------------------------------------------------------------------------------------


Included in the cost of the building is the right to use the land including the land on which the Hotel is located and its immediate surroundings, for a term of 50 years.

NOTE 10 - INSURANCE POLICY AND CLAIM RESERVES

-----------------------------------------------------------------------------------------------------------
                                                                              December 31,     December 31,
                                                                                  1999             1998
-----------------------------------------------------------------------------------------------------------
                                                                              (In Thousands of US Dollars)
Losses and loss adjustment reserves                                                  215               230
Provision for unearned premiums                                                       73                44
                                                                                  ------            ------
                                                                                     288               274
-----------------------------------------------------------------------------------------------------------

Movements in losses and loss adjustment reserve:

-----------------------------------------------------------------------------------------------------------
                                                                                December 31,    December 31,
                                                                                  1999             1998
-----------------------------------------------------------------------------------------------------------
                                                                               (In Thousands of US Dollars)
Balance as of January 1,                                                             230               207
Less reinsurance recoverable                                                         122               113
                                                                                  ------            ------
Net balance as of January 1,                                                         108                94
                                                                                  ------            ------
INCURRED RELATED TO:
Current period                                                                        46                22
Prior years                                                                            4                 1
                                                                                  ------            ------
Total incurred                                                                        50                23
                                                                                  ------            ------
PAID RELATED TO:
Current period                                                                      (22)               (8)
Prior years                                                                          (5)               (1)
                                                                                  ------            ------
Total paid                                                                          (27)               (9)
Translation difference                                                              (30)                 -
                                                                                  ------            ------
                                                                                    (57)               (9)
                                                                                  ------            ------
Net balance as of end of the year                                                    101               108
Add: net recoverable from reinsurance                                                114               122
                                                                                  ------            ------
Net balance as of December 31,                                                       215               230
-----------------------------------------------------------------------------------------------------------


        See Note 4(r)

NOTE 11 - MINORITY INTEREST

The minority interest comprises the 35% interest of the Government of Moldova in the Hotel.

NOTE 12 - REVENUES FROM HOTEL BUSINESS

-----------------------------------------------------------------------------------------------------------------
                                                                                        December        December
                                                                                        31, 1999        31, 1998
-----------------------------------------------------------------------------------------------------------------
                                                                                      (In Thousands of US Dollars)
Room rental                                                                                1,325           1,689
Restaurant                                                                                   310             464
Stores and offices                                                                           313             325
Other                                                                                        200              67
                                                                                           -----           -----
                                                                                           2,148           2,545
-----------------------------------------------------------------------------------------------------------------


NOTE 13 - GROSS WRITTEN AND EARNED PREMIUMS

--------------------------------------------------------------------------------------------------------------------
                                                       For the year ended December 31, 1999
--------------------------------------------------------------------------------------------------------------------
Kind of Insurance                       Gross   Change in  Insurance  Reinsurance  Change in  Reinsurance     Net
                                      premiums  UPR gross  premiums     ceded        UPR       premiums    premiums
                                                                                 reinsurance
--------------------------------------------------------------------------------------------------------------------
                                                           (In Thousands of US Dollars)
Cargo                                       3          1           2          -          -           -          2
Property                                   91         20          71         63         15          48         23
Medical                                    33          7          26         13          3          10         16
Compulsory car                             12          3           9          6          1           5          4
Employee's accident                        13          3          10          1          -           1          9
Car                                        28          6          22         11          3           8         14
Reinsurance                                15          3          12         15          3          12          -
                                          ---         --         ---        ---         --          --         --
                                          195         43         152        109         25          84         68
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                       For the year ended December 31, 1998
--------------------------------------------------------------------------------------------------------------------
Kind of Insurance                       Gross   Change in  Insurance  Reinsurance  Change in  Reinsurance     Net
                                      premiums  UPR gross  premiums     ceded        UPR       premiums    premiums
                                                                                 reinsurance
--------------------------------------------------------------------------------------------------------------------
                                                           (In Thousands of US Dollars)
Cargo                                       2          -           2          -          -           -          2
Property                                  142         52          90        102         13          89          1
Medical                                    51          7          44         20          3          17         27
Compulsory car                             18          2          16          9          1           8          8
Employee's accident                        17          2          15          3          -           3         12
Car                                        38          5          33         15          2          13         20
Reinsurance                                10          1           9         10          1           9          -
                                          ---         --         ---        ---         --          --         --
                                          278         69         209        159         20         139         70
--------------------------------------------------------------------------------------------------------------------

NOTE 14 - SHAREHOLDERS' EQUITY

(a) Details of the Company's common stock and preferred stock are as follows:

    --------------------------------------------------------------------------------------------
                                                          Preferred Stock           Common Stock
    --------------------------------------------------------------------------------------------
    Par value per share                                         $1.00                     $0.01
    Shares authorized                                          10,000                30,000,000
    Shares issued and outstanding:
                          1999                                     --                12,039,000
                          1998                                     --                12,023,000
    --------------------------------------------------------------------------------------------


(b) On February 25, 1999, the Company entered into employment agreements (collectively the "Employment Agreements") with three of its executives (the "Executives") each of which is for a term of five years commencing January 1, 1999 and provide for aggregate annual compensation of $360,000 in the first year of the Employment Agreement, subject to increase to an aggregate of $650,000 in the event that the Company consummates an acquisition of a business with pre-tax profits of $3,000,000 or more in such year. In addition, the Employment Agreements provide that for every $1,000,000 of the Company's excess net pre-tax profits, as defined, generated by the Company in the determining year, the Executives will receive incentive warrants ("Incentive Warrants") to purchase an aggregate of 200,000 shares of the Company's common stock (the "Common Stock") up to a maximum of 3,000,000 shares of Common Stock per year at an exercise price equal to the closing price of Common Stock on the issue date. As of December 31, 1999, no Incentive Warrants were outstanding.

(c) In March 1999, the Company entered into a consulting agreement pursuant to which the Company issued 16,000 of its restricted shares of Common Stock valued at $10 per share in consideration of the services to be performed under such consulting agreement. Such shares of Common Stock are restricted under the meaning of Securities and Exchange Commission Rule 144.

(d) In May, 1999 the Company issued warrants to purchase 1,400,000 shares of its Common Stock ("the Warrants") to the Executives. The Warrants may be exercised for a period of five years at an exercise price of $11.50 per share. Effective February 28, 2000 the Company canceled these warrants and issued 1,400,000 warrants on the same terms, at an exercise price of $.50 per share.

During 1999, the Company granted five year warrants to purchase up to 60,000 shares of the Company's Common Stock, 30,000 of which are at an exercise price of $11.50 per share and 30,000 of which are at an exercise price of $.75 per share, to certain members of the Audit Committee of the Company's Board of Directors.

As of December 31, 1999, Warrants to purchase 1,460,000 shares of Common Stock were issued and outstanding.

NOTE 15 - INCOME TAX

Income taxes for the years ended December 31, 1999 and 1998 consist of the following:


-------------------------------------------------------------------------------------------------------------
                                                                December 31, 1999           December 31, 1998
-------------------------------------------------------------------------------------------------------------
                                                                          (In Thousands of US Dollars)
Current                                                                  35                          221
Deferred                                                                 --                           --
                                                                        ---                          ---
Income taxes, before minority interest                                   35                          221
Income tax on minority interest                                         (23)                         (31)
                                                                        ---                          ---
Total income taxes                                                       12                          190
-------------------------------------------------------------------------------------------------------------

The reconciliation of the statutory income tax rate to the Company's effective income tax rate is as follows:


--------------------------------------------------------------------------------------------------------------
                                                                                December 31,     December 31,
                                                                                        1999             1998
--------------------------------------------------------------------------------------------------------------
U.S. statutory tax rate                                                                  34%              32%
Not subject to taxation                                                                  --              (22%)
Operating loss not carry forward                                                         37%               5%
Benefits under the Foreign Investment Law and tax rate reduction                        (21%)             (7%)
Other, net                                                                               --               (1%)
                                                                                       -----            -----
Effective income tax rate                                                                50%               7%
--------------------------------------------------------------------------------------------------------------

Deferred income taxes as at December 31, 1999 and 1998 can be analyzed as follows:

--------------------------------------------------------------------------------------------------------------
                                                                                December 31,     December 31,
                                                                                        1999             1998
--------------------------------------------------------------------------------------------------------------
                                                                                  (In Thousands of US Dollars)
DEFERRED TAX ASSETS
Net operating loss carry forwards                                                         --              199
                                                                                      ------            ------
Property plant and equipment, principally due to differences in
depreciation                                                                              --               29
                                                                                      ------            ------
Gross deferred tax assets                                                                 --              228
Valuation allowance                                                                       --             (228)
                                                                                      ------            ------
Deferred tax assets after valuation allowance                                             --               --
DEFERRED TAX LIABILITY                                                                    --               --
NET DEFERRED TAX LIABILITY                                                                --               --
--------------------------------------------------------------------------------------------------------------

NOTE 16 - RELATED PARTY TRANSACTIONS

The Company transacts business at times with related parties while conducting its commercial activities. The Company believes such transactions are on substantially the same terms as those prevailing at the time for comparable transactions with unrelated parties.

A summary of related party transactions and balances as of and for the years ended December 31, 1999 and 1998 is as follows:

--------------------------------------------------------------------------------------------------------------
                                                                                December 31,     December 31,
                                                                                        1999             1998
--------------------------------------------------------------------------------------------------------------
                                                                                  (In Thousands of US Dollars)
Liability to a company owned by the majority stockholder   (A)                         1,328            1,162
Loans from the bank to related parties                                                   215               --
Loan from the insurance company to a related party                                        88               --
Purchases of equipment of the hotel from a related party                                  79              160
Payment for consulting fees                                                               21               --
--------------------------------------------------------------------------------------------------------------


(A) Pursuant to a resolution of the Company's Board of Directors on March 31, 2000, the Company approved payment of the principal balance of $1,162,000 plus interest from January 6, 1998 to the date of payment (April 5, 2000). Prior to this resolution, the liability had been deemed non-interest bearing. As of December 31, 1999, the Company accrued $166,000 representing interest from January 6, 1998 to December 31, 1999, which amount is included in other liabilities on the accompanying 1999 Balance Sheet.

During 1999, the Bank loaned $500,000 to a corporation whose beneficial owner is the Chairman of the Board of the Company. As a result of non-payment, the Bank foreclosed on the building which was held as collateral. The Bank intends to use the building, which is included in property and equipment in the financial statements, as an additional banking facility.

In addition, during 1999 the Hotel acquired ownership of a television series that was produced by a company controlled by the Chairman of the Board of the Company for approximately $58,000. The Hotel intends to display the television series on its internal television network and attempt to sell rights, in part, to other hotels in the Russian speaking countries.

NOTE 17 - FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Company is party to financial instruments with off-balance sheet risk, including commitments to purchase foreign exchange contracts, guarantees, letters of credit, and unutilized credit lines. These instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the consolidated balance sheets. The contract or notional amounts of those instruments reflect the extent of involvement the Company has in these particular classes of financial instruments. The Company's exposure to credit loss in the event of nonperformance by the other party with respect to unused credit lines and standby letters of credit is represented by the contractual amount of those instruments. The Company uses the same credit policies in making commitments and conditional obligations as it does for on-balance sheet instruments. For forward commitments, the contract or notional amounts exceed the Company's exposure to credit loss.

Unused credit lines are agreements to lend to a customer, provided the customer meet all conditions established in the contract. Commitments have fixed expiration dates and may require payment of a fee. The total commitment amounts do not necessarily represent total future cash requirements, since many commitments are not expected to be drawn down.

Letters of credit are conditional commitments issued by the Company to guarantee the performance by a customer to a third party. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loans to customers.

Amounts of the Bank's financial instruments with off-balance sheet risk are as follows:

-------------------------------------------------------------------------------------
                                                       December 31,       December 31,
                                                             1999               1998
-------------------------------------------------------------------------------------
                                                          (In Thousands of US Dollars)
Foreign exchange contracts                                      748              618
Guarantees                                                      728              352
Letters of credit                                                36               51
Unutilized credit lines                                           -              268
-------------------------------------------------------------------------------------


NOTE 18 - REGULATORY MATTERS

(a) The Bank maintains at all times a level of reserves in MDL equal to 15% of the amount of the total attracted funds in MDL and hard currency. At least 30% of the total amount of reserves must be kept in MDL at a correspondent account with the National Bank of Moldova.

The Bank may conduct operations that will reduce its balance in the account below the level of the required reserves. In such case until the end of the report period the Bank must increase the amount of the required reserves so that the average amount of MDL for the report period meets the required level.

The NBM may change at its discretion the norm of the level of the required reserves in conformity with the monetary and currency policy of the Republic of Moldova.

(b) The maximum foreign currency exchange exposure (the difference in MDL between the total assets and the total liabilities, including off balance sheet items, for each currency divided by the total normative capital) that is authorized by the National Bank of Moldova is 10% for each currency or 20% for all the foreign currencies taken together.

(c) See Note 4 relating to the capitalization requirements of the Bank.

NOTE 19 - FINANCIAL INSTRUMENTS

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying value of short-term financial instruments, among which the foreign exchange contracts, as well as receivables and payables arising in the ordinary course of business, approximates fair value because of the relatively short period of time between their origination and expected realization. Quoted market prices are used for most investments and for loans where available. For performing loans where no quoted market prices are available, contractual cash flows are discounted at quoted secondary market rates or estimated market rates if available. Otherwise, sales of comparable loan portfolios or current market origination rates for loans with similar terms and risk characteristics are used. For loans with doubt as to collectibility, expected cash flows are discounted using an appropriate rate considering time of collection and a premium for the uncertainty of the flows. The value of the collateral is also considered.

                                   SIGNATURES

         In accordance with Section 13 or 15(d) of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            TRIMOL GROUP, INC.

Dated: April 14, 2000               By:     /S/TED SHAPIRO
                                            ------------------------------------
                                            Ted Shapiro, President

         In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated:

Dated: April 14, 2000               By:     /S/BORIS BIRSHTEIN
                                            ------------------------------------
                                            Boris Birshtein, Chairman of
                                            the Board

Dated: April 14, 2000               By:     /S/TED SHAPIRO
                                            ------------------------------------
                                            Ted Shapiro, President, Chief
                                            Executive Officer and Director

Dated: April 14, 2000               By:     /S/SHMUEL GURFINKEL
                                            ------------------------------------
                                            Shmuel Gurfinkel, Chief
                                            Financial Officer and Director
                                            (Principal Accounting Officer)

Dated: April 14, 2000               By:     /S/ROBERT L. BLESSEY
                                            ------------------------------------
                                            Robert L. Blessey, Secretary
                                            and Director

                               TRIMOL GROUP, INC.

                                INDEX OF EXHIBITS

              Exhibit No.   Description of Document
              -----------   -----------------------

              2 Agreement and Plan of Reorganization, effective January 6, 1998, by and among the Company, Edward F. Cowle, H. DeWorth Williams, Gold Hill Mines, Inc., Magnum Associates Ltd. and Starbeam, Ltd.(1)

              3             By-Laws(2)

              4             Specimen of Certificate of Common Stock(2)

              16.3 Letter dated January 18, 2000 from KPMG Netherlands, N.V., an affiliate of KPMG International(3)

              21            List of Subsidiaries(4)

              23.1          Consent of KPMG Netherlands, N.V., an affiliate of
                              KPMG International(4)

              23.2          Consent of Paritz & Company, PA.(4)

              23.3          Letter dated April 13, 2000 from KPMG
                            Netherlands, N.V., an affiliate of KPMG
                            International to SEC(4).

              27            Financial Data Schedule(4)

----------------

         (1) Incorporated by reference to the Company's Report on Form 8-K, filed on January 6, 1998 and as amended on March 5, 1998 and as amended as of March 27, 1998.

         (2) Incorporated by reference to the Company's Registration Statement on Form 10-SB.

         (3) Incorporated by reference to the Company's Current Report on Form 8-K dated January 25, 2000.

         (4)      Filed herewith.

                                                                      EXHIBIT 21


                                  SUBSIDIARIES


The subsidiaries of the Company are as follows:

    Maximilia Ltd., an Irish corporation ("Maximilia")
    Sturge Ltd., an Irish corporation ("Sturge")
    Jolly LLC, a Wyoming corporation ("Jolly")
    Paul Garnier, an Irish corporation ("Garnier")
    Jolly Alon Limited, a Moldovan corporation ("Hotel")
    Banca Commerciala pe Actiuni "Export-Import", a Moldovan
     corporation ("Bank")
    Exim Asint S.A., a Moldovan corporation ("Insurance Company")
    Intercomsoft Limited, an Irish corporation ("Intercomsoft")

                                                                   EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITORS
                           -------------------------------

      [Letterhead of KPMG Accountants N.V., A Member of KPMG International]


     We have issued our report dated April 9, 1999, accompanying the financial statements of Trimol Group, Inc., for the year ended December 31, 1999, to be contained in the Annual Report on Form 10-KSB (the "10-KSB") for Trimol Group, Inc., a Delaware corporation (the "Company") for its fiscal year ended December 31, 1998. We consent to the use of the aforementioned report in the 10-KSB and to the use of our name as it appears therein.


                                        /s/ KPMG Accountants N.V.
                                        ---------------------------

                                        April 11, 2000

                                                                    EXHIBIT 23.2



                         CONSENT OF INDEPENDENT AUDITORS

                      [Letterhead of Paritz & Company, PA]

         We have issued our report dated February 24, 2000, accompanying the financial statements of Trimol Group, Inc., to be contained in the Annual Report on Form 10-KSB (the "10-KSB") for Trimol Group, Inc., a Delaware corporation (the "Company") for its fiscal year ended December 31, 1999. We consent to the use of the aforementioned reports in the 10-KSB and to the use of our name as it appears therein.


                                  /s/ PARITZ & COMPANY, PA
                                  ------------------------------

                                  April 10, 2000

          [KPMG Netherlands, N.V. - an Affiliate of KPMG International]

                                                                    Exhibit 23.3



                                 April 13, 2000


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

         Re:  TRIMOL GROUP, INC.

Dear Ladies and Gentlemen:

         We have read Item 8 of Trimol Group, Inc.'s Form 10-KSB for its fiscal year ended December 31, 1999 and are in agreement with the statements contained therein regarding the undersigned.


                                   Sincerely,

                                  By: /s/ KPMG Netherlands, N.V.
                                     ---------------------------

                                                                      EXHIBIT 27


[PERIOD-TYPE]                   YEAR
[FISCAL-YEAR-END]                          DEC-31-1999
[PERIOD-START]                             JAN-01-1999
[PERIOD-END]                               DEC-31-1999
[CASH]                                           5,273
[SECURITIES]                                       545
[RECEIVABLES]                                    3,799
[ALLOWANCES]                                       928
[INVENTORY]                                          0
[CURRENT-ASSETS]                                 8,846
[PP&E]                                           5,836
[DEPRECIATION]                                       0
[TOTAL-ASSETS]                                  16,008
[CURRENT-LIABILITIES]                            9,211
[BONDS]                                              0
[PREFERRED-MANDATORY]                                0
[PREFERRED]                                          0
[COMMON]                                           120
[OTHER-SE]                                       6,178
[TOTAL-LIABILITY-AND-EQUITY]                    16,008
[SALES]                                          7,981
[TOTAL-REVENUES]                                 7,981
[CGS]                                            2,167
[TOTAL-COSTS]                                    4,306
[OTHER-EXPENSES]                                   124
[LOSS-PROVISION]                                   718
[INTEREST-EXPENSE]                                 720
[INCOME-PRETAX]                                   (54)
[INCOME-TAX]                                        35
[INCOME-CONTINUING]                                  0
[DISCONTINUED]                                       0
[EXTRAORDINARY]                                      0
[CHANGES]                                            0
[NET-INCOME]                                      (89)
[EPS-BASIC]                                    (0.007)
[EPS-DILUTED]                                  (0.007)